Registration No. 333-17641
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 10 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE                 Edward D. Miller, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
        (Exact Name of Trust)                          the United States
     THE EQUITABLE LIFE ASSURANCE                1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES                 New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
       New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)

                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:


       ROBIN WAGNER                                with a copy to:
 Vice President and Counsel                    Thomas C. Lauerman, Esq.
The Equitable Life Assurance                        Foley & Lardner
Society of the United States                      Washington Harbour
1290 Avenue of the Americas                      3000 K Street, N.W.
 New York, New York 10104                       Washington, D.C. 20007


                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):

_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 2001) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (date) pursuant to paragraph (a) of Rule 485

                                      NOTE

This Post-Effective Amendment No. 10 ("PEA") to the Form S-6 Registration Statement No. 333-17641 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account FP is being filed for the purpose of including in this Registration Statement the Survivorship Incentive Life Prospectuses dated May 1, 2001 for use in the retail, wholesale, and Merrill Lynch/First Union wholesale distribution channels. The Prospectuses contain audited year-end Financial Statements for Equitable Life and for its Separate Account FP, and other updating information. The Amendment also contains the updating Separate Account FP supplements and other various supplements relating to Survivorship Incentive Life and Survivorship 2000 variable life insurance policies.

Survivorship Incentive Life(SM)
A flexible premium "second to die"
variable life insurance policy





PROSPECTUS DATED MAY 1, 2001


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.


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This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



 VARIABLE INVESTMENT OPTIONS*

 FIXED INCOME
o EQ/Alliance High Yield               o EQ/Alliance Money Market
o EQ/Alliance Intermediate             o EQ/Alliance Quality Bond
  Government Securities

 DOMESTIC STOCKS
o EQ/Aggressive Stock                  o EQ/Equity 500 Index(2)
o EQ/Alliance Common Stock             o EQ/Evergreen Omega(3)
o EQ/Alliance Growth and Income        o EQ/FI Mid Cap
o EQ/Alliance Premier Growth           o EQ/FI Small/Mid Cap Value(4)
o EQ/Alliance Small Cap Growth         o EQ/Janus Large Cap Growth
o EQ/Alliance Technology               o EQ/Mercury Basic Value Equity
o EQ/AXP New Dimensions                o EQ/MFS Emerging Growth Companies
o EQ/AXP Strategy Aggressive           o EQ/MFS Investors Trust(5)
o EQ/Bernstein Diversified Value(1)    o EQ/MFS Research
o EQ/Capital Guardian Research         o EQ/Putnam Growth & Income
o EQ/Capital Guardian U.S. Equity        Value

 INTERNATIONAL STOCKS
o EQ/Alliance Global                   o EQ/Morgan Stanley Emerging
o EQ/Alliance International              Markets Equity
                                       o EQ/T. Rowe Price International
                                         Stock
 BALANCED/HYBRID
o EQ/Alliance Growth Investors         o EQ/Balanced



* Effective May 18, 2001, all of the names of the variable investment options are changed to include "EQ/."
(1) Available on or about May 18, 2001.
(2) Formerly named "Alliance Equity Index."
(3) Formerly named "EQ/Evergreen."
(4) Formerly named "Warburg Pincus Small Company Value."
(5) This reflects the name change of the MFS Growth with Income option, effective May 18, 2001.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.








THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                         X00042R

Contents of this prospectus

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SURVIVORSHIP INCENTIVE LIFE


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What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            7
Risks you should consider                                                   11



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1POLICY FEATURES AND BENEFITS                                               12
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How you can pay for and contribute to your policy                           12
The minimum amount of premiums you must pay                                 12

You can guarantee that your policy will not terminate
     before a certain date                                                  13

You can elect a "paid up" death benefit guarantee                           14
Investment options within your policy                                       15
About your life insurance benefit                                           16
You can decrease your insurance coverage                                    18
If one insured person dies                                                  18
Other benefits you can add by rider                                         18

Your options for receiving policy proceeds                                  18

Your right to cancel within a certain number of days                        19
Variations among Survivorship Incentive Life policies                       19

Other Equitable Life policies                                               19




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2DETERMINING YOUR POLICY'S VALUE                                            20

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Your account value                                                          20



-------------------------

"We," "our" and "us" refers to Equitable Life. "Financial Professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners just join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

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3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                       21

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Transfers you can make                                                      21
Telephone and EQAccess transfers                                            21
Our dollar cost averaging service                                           21
Our asset rebalancing service                                               22




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4
ACCESSING YOUR MONEY                                                       23

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Borrowing from your policy                                                  23
Making withdrawals from your policy                                         24
Surrendering your policy for its net cash surrender value                   24
Your option to receive a living benefit                                     25




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5
TAX INFORMATION                                                            26

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Basic tax treatment for you and your beneficiary                            26
Tax treatment of distributions to you                                       26
Tax treatment of living benefit proceeds                                    28
Effect of policy splits                                                     28
Effect of policy on interest deductions taken by business entities          28
Requirement that we diversify investments                                   28
Estate, gift, and generation-skipping taxes                                 29
Employee benefit programs                                                   29
ERISA                                                                       29
Our taxes                                                                   29
When we withhold taxes from distributions                                   29
Possibility of future tax changes                                           30




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6
MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY                31

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Ways to make premium and loan payments                                      31
Requirements for surrender requests                                         31
Ways we pay policy proceeds                                                 31
Assigning your policy                                                       31
Dates and prices at which policy events occur                               31
Policy issuance                                                             33
Gender-neutral policies                                                     33


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7
MORE INFORMATION ABOUT OTHER MATTERS                                       35

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Your voting privileges                                                      35
About our Separate Account FP                                               35
About our general account                                                   36
Transfers of your account value                                             36

Telephone and EQAccess requests                                             37

Deducting policy charges                                                    37
Customer loyalty credit                                                     38
Suicide and certain misstatements                                           38
When we pay policy proceeds                                                 38
Changes we can make                                                         39
Reports we will send you                                                    39
Legal proceedings                                                           40
Illustrations of policy benefits                                            40
SEC registration statement                                                  40
How we market the policies                                                  40

Insurance regulation that applies to Equitable Life                         41
Directors and principal officers                                            42



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8
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE             50

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Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1

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APPENDICES

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I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1


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EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus.)
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

Who is Equitable Life?

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We are The Equitable Life Assurance Society of the United States ("Equitable
Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below.




 BY MAIL:


At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center

P.O. Box 1047

Charlotte, North Carolina 28201-1047




 BY EXPRESS DELIVERY ONLY:


At the Street Address for our Administrative Office:

Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway

Charlotte, North Carolina 28277




 BY TOLL-FREE PHONE:


Automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100.





 BY E-MAIL:


life-service@equitable.com




 BY FAX:



1-704-540-9714



 BY INTERNET:


Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.
          -------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured and an owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet, through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we

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may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

Charges and expenses you will pay


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TABLE OF POLICY CHARGES


This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.





CHARGES WE DEDUCT FROM      Premium charge                   (a) 8% of each premium payment you make until your total
AMOUNTS YOU CONTRIBUTE TO                                    premium payments equal a certain amount(1) and (b) 5% of all
YOUR POLICY:                                                 additional premiums (which we may increase up to 8%)(2)

CHARGES WE DEDUCT FROM      Administrative charge(3)         (i) $20 in each of your policy's first 12 months and (ii) $7 in each
YOUR POLICY'S VALUE EACH                                     subsequent month (which we may increase up to $10)
MONTH:                                                                                       plus
                                                             (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per
                                                             $1,000(4) for each subsequent month (we reduce this to $.04 per
                                                             $1,000 in each subsequent month if the then face amount of your policy is $2 million or more)
                            Cost of insurance charges(3)     Amount varies depending on the specifics of your policy(5)
                            and optional rider charges
                            Charge if you have elected our   $.02 for each $1,000 of your policy's face amount at the time
                            optional enhanced death          the charge is deducted(6)
                            benefit guarantee

CHARGES WE DEDUCT FROM      Mortality and expense risk       .60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE      charge(7)                        investment options. We may increase this charge up to .90%
INVESTMENT PERFORMANCE
EACH DAY:

CHARGES WE DEDUCT FROM      Surrender (turning in) or        A surrender charge that will not exceed the amount set forth in
YOUR ACCOUNT VALUE AT THE   termination of your policy       your policy(8)
TIME OF THE TRANSACTION:    during its first 15 years

                            Requested decrease in your       A pro rata portion of the full surrender charge that would apply
                            policy's face amount             to a surrender at the time of the decrease

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(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.

(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the face amount of your policy is $2 million or more).

(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.

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YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A
"PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.






                                                                       2000 FEES AND EXPENSES
                                                                                           FEE WAIVERS
                                                                                TOTAL         AND/OR          NET TOTAL
                                     MANAGEMENT                    OTHER        ANNUAL        EXPENSE          ANNUAL
                                      FEES(1)     12B-1 FEES     EXPENSES(2)   EXPENSES  REIMBURSEMENTS(3)    EXPENSES
EQ/Aggressive Stock                    0.60%         0.25%          0.07%         0.92%         --               0.92%
EQ/Alliance Common Stock               0.46%         0.25%          0.05%         0.76%         --               0.76%
EQ/Alliance Global                     0.72%         0.25%          0.09%         1.06%         --               1.06%
EQ/Alliance Growth and Income          0.58%         0.25%          0.05%         0.88%         --               0.88%
EQ/Alliance Growth Investors           0.56%         0.25%          0.06%         0.87%         --               0.87%
EQ/Alliance High Yield                 0.60%         0.25%          0.07%         0.92%         --               0.92%
EQ/Alliance Intermediate Government
  Securities                           0.50%         0.25%          0.08%         0.83%         --               0.83%
EQ/Alliance International              0.85%         0.25%          0.29%         1.39%         --               1.39%
EQ/Alliance Money Market               0.34%         0.25%          0.06%         0.65%         --               0.65%
EQ/Alliance Premier Growth             0.89%         0.25%          0.05%         1.19%      (0.04)%             1.15%
EQ/Alliance Quality Bond               0.53%         0.25%          0.06%         0.84%         --               0.84%
EQ/Alliance Small Cap Growth           0.75%         0.25%          0.06%         1.06%         --               1.06%
EQ/Alliance Technology                 0.90%         0.25%          0.06%         1.21%      (0.06)%             1.15%
EQ/AXP New Dimensions                  0.65%         0.25%          1.23%         2.13%      (1.18)%             0.95%
EQ/AXP Strategy Aggressive             0.70%         0.25%          0.57%         1.52%      (0.52)%             1.00%
EQ/Balanced                            0.57%         0.25%          0.08%         0.90%       0.00%              0.90%
EQ/Bernstein Diversified Value         0.65%         0.25%          0.15%         1.05%      (0.10)%             0.95%
EQ/Capital Guardian Research           0.65%         0.25%          0.16%         1.06%      (0.11)%             0.95%
EQ/Capital Guardian U.S. Equity        0.65%         0.25%          0.11%         1.01%      (0.06)%             0.95%
EQ/Equity 500 Index                    0.25%         0.25%          0.06%         0.56%         --               0.56%
EQ/Evergreen Omega                     0.65%         0.25%          0.83%         1.73%      (0.78)%             0.95%
EQ/FI Mid Cap                          0.70%         0.25%          0.27%         1.22%      (0.22)%             1.00%
EQ/FI Small/Mid Cap Value              0.75%         0.25%          0.19%         1.19%      (0.09)%             1.10%
EQ/Janus Large Cap Growth              0.90%         0.25%          0.22%         1.37%      (0.22)%             1.15%
EQ/Mercury Basic Value Equity          0.60%         0.25%          0.10%         0.95%       0.00%              0.95%
EQ/MFS Emerging Growth Companies       0.62%         0.25%          0.10%         0.97%         --               0.97%
EQ/MFS Investors Trust                 0.60%         0.25%          0.13%         0.98%      (0.03)%             0.95%
EQ/MFS Research                        0.65%         0.25%          0.07%         0.97%      (0.02)%             0.95%
EQ/Morgan Stanley Emerging Markets
  Equity                               1.15%         0.25%          0.52%         1.92%      (0.12)%             1.80%
EQ/Putnam Growth & Income Value        0.60%         0.25%          0.12%         0.97%      (0.02)%             0.95%
EQ/T. Rowe Price International Stock   0.85%         0.25%          0.24%         1.34%      (0.09)%             1.25%

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(1) The management fees shown reflect revised management fees, effective May 1,
    2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. This decrease in the expense waiver was effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

Risks you should consider

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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal and auditing expenses); or
(3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by classes of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
Policy features and benefits

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 12
--------------------------------------------------------------------------------

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------
LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.



THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" below.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

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 13
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:


(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                      or

(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70-1/2 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------
GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.


When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).


ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your

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 14
--------------------------------------------------------------------------------

account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.

This option is not available in all states.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at anytime following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges;

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 15
--------------------------------------------------------------------------------

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.


POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.



INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust porfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in

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 16
--------------------------------------------------------------------------------


performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each EQ/Alliance option, for the EQ/Equity 500 Index option and for the EQ/Bernstein Diversified Value option; also, advises a portion of EQ/Aggressive Stock and EQ/Balanced)

o American Express Financial Corporation (for both EQ/AXP options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also, advises a portion of EQ/Balanced)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and EQ/FI Small/ Mid Cap Value options)

o Janus Capital Corporation (for the EQ/Janus option)

o Jennison Associates LLC (advises a portion of EQ/Balanced)

o Marsico Capital Management, LLC (advises a portion of EQ/ Aggressive Stock)

o MFS Investment Management (for the EQ/MFS options;
     also, advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o Provident Investment Counsel, Inc. (advises a portion of EQ/ Aggressive
    Stock)

o Prudential Investments Fund Management, LLC ( advises a portion of
    EQ/Balanced)

o Putnam Investment Management, LLC (for the EQ/Putnam Growth and Income Value option)

o T. Rowe Price International, Inc. (for the EQ/T. Rowe Price International Stock option)


Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------
ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------
YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is

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 17
--------------------------------------------------------------------------------

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------


 AGE:*         30             35             40             50             60             70
   %:       829.1%         685.4%         567.3%         391.3%         273.5%         195.6%
               80             90         99 AND OVER
   %        159.7%         127.5%           102%

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------
CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age
80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

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 18
--------------------------------------------------------------------------------

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce

Equitable Life or your financial professional can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable.

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 19
--------------------------------------------------------------------------------

These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------
If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS.
You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can also contact us to find out more about any other Equitable Life insurance policy.

2
Determining your policy's value

-----
 20
--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE
As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------
YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.


Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

3
Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------
RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:


o if you are both an insured person under a policy and its sole owner, by calling the number under "by toll free phone" in "How to reach us" above, (toll free) from a touch tone phone; or


o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

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--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.



OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

4
Accessing your money

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 23
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BORROWING FROM YOUR POLICY
You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------
When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
    and

o the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

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EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living

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 25
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benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

5
Tax information

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 26
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This discussion is based on current federal income tax law and interpretations.
It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to

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qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


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RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


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ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation- skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001).


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we


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do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.



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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY


You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of


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this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders

o transfers from a variable investment option to the guaranteed interest option


o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of beneficiary

o changes in form of death benefit payment

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o termination of enhanced death benefit guarantee

o restoration of terminated policies

o election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as


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of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


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There will be no distinctions based on sex in the cost of insurance rates for
Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.


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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's


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Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.


Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.



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TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address

o changes of premium allocation percentages

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive


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Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.


CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a


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reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted.

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We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT


We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an affiliate of Equitable Life. The Investment Company Act of 1940, therefore, classifies AXA Advisors as "principal underwriter" of those policies and contracts. AXA Advisors also serves as principal underwriter of EQ Advisors Trust and, prior to September 1999, AXA Advisors' predecessor was the manager of EQ Advisors Trust. AXA Advisors' address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). For each of the years 1999 and 2000, AXA Advisors was paid a fee of $325,380. In 2000, we paid AXA Advisors $385,314,054 for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Survivorship Incentive Life through financial professionals who are licensed insurance agents and are also registered representatives of AXA Advisors. The financial professional who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the amount of the premiums you pay in your policy's first year up to a certain amount; plus 4% of all other premiums you pay. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner.

We also sell the policies through financial professionals who are licensed independent insurance brokers and are also registered representatives either of AXA Advisors or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents.

The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. We may require the return to us of any commissions on the premiums that we have refunded to a policyowner.

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INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

Directors and principal officers

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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





 DIRECTORS
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
FRAN-OISE COLLOC'H
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris,                           Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries
France                                 and affiliates of the AXA Group.

HENRI DE CASTRIES
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris,                           the Management Board of AXA (since May 2000); Vice Chairman of AXA's
France                                 Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.
CLAUS-MICHAEL DILL
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, Germany                 April 1999. Prior thereto, member of the Holding Management Board of Gerling-
                                       Konzern in Cologne (1995 to April 1999). Chairman of the Management Board of AXA
                                       Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia Nordstern
                                       Versicherungs-Management AG and Colonia Nordstern Lebensversicherungs-
                                       Management AG (since June 1999). Director of AXA Financial (since May 2000).
JOSEPH L. DIONNE
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies in April 2000.



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
DIRECTORS (CONTINUED)
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
DENIS DUVERNE
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris,                           Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
France                                 November 2000).

JEAN-RENE FOURTOU
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).
NORMAN C. FRANCIS
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, Piccadilly Cafeterias, Inc., and Energy
New Orleans, LA 70125                  Corporation.

DONALD J. GREENE
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).

JOHN T. HARTLEY
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.
JOHN H.F. HASKELL JR.
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
MARY (NINA) HENDERSON
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997); Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).

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
DIRECTORS (CONTINUED)
 NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
W. EDWIN JARMAIN
Jarmain Group Inc.                        Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                      and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                                (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9                  Company. A former Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                    1999 to September 2000) and a former Director of DLJ (October 1999 to November
                                          2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to
                                          May 1998). Director of AXA Financial, Inc. (since July 1992).
GEORGE T. LOWY
Cravath, Swaine & Moore                   Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                         Director, Eramet.
New York, NY 10019


DIDIER PINEAU-VALENCIENNE
Credit Suisse First Boston                Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                    Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                     1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                       of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC
                                          (UK),
                                          Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                          & Hamilton. Director of AXA Financial, Inc. (since February 1996).
GEORGE J. SELLA, JR.
P.O. Box 397                              Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                          Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                          Coulter Pharmaceutical (since May 1987).
PETER J. TOBIN
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).

DAVE H. WILLIAMS
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).

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
OFFICERS - DIRECTORS
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL HEGARTY
                                        Director of Equitable Life (since January 1998). President (since January 1998) and
                                        Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                        (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                        President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                                        Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                                        Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                        1997), Chase Manhattan Corporation, Vice Chairman (from 1995 to 1996), and Senior
                                        Executive Vice President (from 1991 to 1995), Chemical Bank, Director ACMC, Inc.
                                        ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since March 1998), Director,
                                        Alliance (since May 1998). Former Director of DLJ from May 1998 to November 2000.
EDWARD D. MILLER
                                        Director of Equitable Life (since August 1997). Chairman of the Board (since January
                                        1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                                        1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                                        1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                                        Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                                        Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                                        Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                                        (January 2000 to May 2000); Senior Vice Chairman, Chase Manhattan Corporation
                                        (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                        Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                        August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                                        March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.
STANLEY B. TULIN
                                        Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                        Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                        1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                                        Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                                        Chairman and Chief Financial Officer (since December 1999) The Equitable of
                                        Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                                        September 1999). Vice President (until 1998), EQ Advisors Trust. Director, Alliance
                                        (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                                        L.L.P.

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
OTHER OFFICERS
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
LEON B. BILLIS
                                        Executive Vice President (since February 1998) and Chief Information Officer (since
                                        November 1994), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                        Previously held other officerships with Equitable Life.
DERRY E. BISHOP
                                        Executive Vice President (since September 1998), Chief Agency Officer (since December
                                        1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                        Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                                        and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                        Advisors).
HARVEY BLITZ
                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                        President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company,
                                        FSB ("Frontier"). Director, EQF (now AXA Advisors) (until September 1999). Executive
                                        Vice President and Director (since September 1999), AXA Advisors, Director (until May
                                        1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                                        Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
KEVIN R. BYRNE
                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                        President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                        Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                                        Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                                        (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                                        Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                                        March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                        Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                        Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                                        Equitable Life and its affiliates.

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
OTHER OFFICERS (CONTINUED)
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
JOHN A. CAROSELLI
                                        Executive Vice President (since September 1998), Equitable Life; Executive Vice
                                        President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                                        Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                        Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
JUDY A. FAUCETT
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                        1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                                        September 1999); Director, Chairman and Chief Executive Officer, AXA Network, LLC
                                        (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                                        (January 1989 to August 1996).
ALVIN H. FENICHEL
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                        (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
PAUL J. FLORA
                                        Senior Vice President and Auditor, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC.
ROBERT E. GARBER
                                        Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                                        prior thereto, Executive Vice President and General Counsel. Executive Vice President
                                        and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                                        Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.
DONALD R. KAPLAN
                                        Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                        General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                        Senior Vice President, AXA Client Solutions, LLC (since September 1999).

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
OTHER OFFICERS (CONTINUED)
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL S. MARTIN
                                        Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                        December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                                        Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                                        September 1999), AXA Client Solutions, LLC, Director, Chairman and Chief Executive
                                        Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                                        (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                                        Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.
RICHARD J. MATTEIS
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                        AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                        Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                        Advisors) (October 1998 to May 1999).
PETER D. NORIS
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                        President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                        Financial. Executive Vice President, AXA Client Solutions (since September 1999).
                                        President and Trustee (since November 1996), EQ Advisors Trust. President and
                                        Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                                        Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                                        July 1997), and EREIM LP Corp. (since October 1997).
BRIAN S. O'NEIL
                                        Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                        AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                                        Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                                        Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                                        Advisors Trust.
ANTHONY C. PASQUALE
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                        Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                                        August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.

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
OTHER OFFICERS (CONTINUED)
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PAULINE SHERMAN
                                        Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                        General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                        President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                        Solutions (since September 1999). Senior Vice President and Secretary, The Equitable of
                                        Colorado (since December 1999). Previously held other officerships with Equitable Life.
RICHARD V. SILVER
                                        Senior Vice President (since February 1995) and General Counsel (since November
                                        1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                        President and Associate General Counsel, AXA Financial (since September 1996).
                                        Senior Vice President and General Counsel, AXA Client Solutions (since September
                                        1999). Senior Vice President and General Counsel, The Equitable of Colorado (since
                                        December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                                        EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
JOSE S. SUQUET
                                        Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                        December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                                        Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                                        (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                                        (since December 1999). Senior Executive Vice President (since September 1999),
                                        Executive Vice President (from May 1996 to September 1999). AXA Financial, Inc.
                                        Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
GREGORY G. WILCOX
                                        Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                        September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                                        Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                                        Solutions, LLC (since September 1999).
R. LEE WILSON
                                        Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                        (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                        Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                                        Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                                        Bank.

8
Financial Statements of Separate Account FP and Equitable Life

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The financial statements of Separate Account FP as of December 31, 2000 and for
each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2000..............   A-3
   Statements of Operations for the Years Ended December 31, 2000,
    1999 and 1998.......................................................   A-8
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2000, 1999 and 1998....................................  A-19
   Notes to Financial Statements........................................  A-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000 and 1999..............   F-2
Consolidated Statements of Earnings, Years Ended December 31, 2000,
    1999 and 1998.......................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2000, 1999 and 1998...............   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
    2000, 1999 and 1998.................................................   F-5
   Notes to Consolidated Financial Statements...........................   F-7





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                      ALLIANCE        ALLIANCE
                                                       COMMON       CONSERVATIVE      ALLIANCE
                                                       STOCK          INVESTORS        GLOBAL
                                                 ----------------- -------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................  $2,954,750,007
            201,300,931 ........................                    $216,479,175
            681,355,826 ........................                                   $606,624,836
            302,733,905 ........................
          1,035,409,056 ........................
            162,200,054 ........................
             74,869,067 ........................
Receivable for Trust shares sold ...............       1,664,828              --             --
Receivable for policy-related transactions .....       2,719,082         115,930        601,510
                                                  --------------    ------------   ------------
  Total Assets .................................   2,959,133,917     216,595,105    607,226,346
                                                  --------------    ------------   ------------
LIABILITIES
Payable for Trust shares purchased .............              --         164,918        830,016
Payable for policy-related transactions ........              --              --             --
                                                  --------------    ------------   ------------
  Total Liabilities ............................              --         164,918        830,016
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    294,252   $    307,466
Net Assets Attributable to Contractowners ......   2,958,712,092     216,135,935    606,088,864
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============




                                                                                                      ALLIANCE
                                                     ALLIANCE         ALLIANCE         ALLIANCE     INTERMEDIATE
                                                      GROWTH           GROWTH            HIGH        GOVERNMENT
                                                    AND INCOME       INVESTORS          YIELD        SECURITIES
                                                 --------------- ----------------- --------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................
            201,300,931 ........................
            681,355,826 ........................
            302,733,905 ........................  $294,866,400
          1,035,409,056 ........................                  $1,127,029,403
            162,200,054 ........................                                    $122,252,022
             74,869,067 ........................                                                    $76,044,497
Receivable for Trust shares sold ...............     1,383,362           422,298              --             --
Receivable for policy-related transactions .....            --                --              --             --
                                                  ------------    --------------    ------------    -----------
  Total Assets .................................   296,249,762     1,127,451,701     122,252,022     76,044,497
                                                  ------------    --------------    ------------    -----------
LIABILITIES
Payable for Trust shares purchased .............            --                --         130,483        108,969
Payable for policy-related transactions ........     1,482,247           560,456          25,468        609,125
                                                  ------------    --------------    ------------    -----------
  Total Liabilities ............................     1,482,247           560,456         155,951        718,094
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    241,549    $      364,964    $    199,149    $   137,899
Net Assets Attributable to Contractowners ......   294,525,966     1,126,526,281     121,896,922     75,188,504
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                     ALLIANCE        ALLIANCE
                                                     ALLIANCE         MONEY          QUALITY
                                                  INTERNATIONAL       MARKET           BOND
                                                 --------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................   $72,618,324
          411,335,003 ..........................                  $399,898,401
          448,854,080 ..........................                                  $456,976,198
          161,936,997 ..........................
            3,007,311 ..........................
            1,966,546 ..........................
          933,545,824 ..........................
Receivable for Trust shares sold ...............       405,174              --              --
Receivable for policy-related transactions .....            --      78,339,219              --
                                                   -----------    ------------    ------------
  Total Assets .................................    73,023,498     478,237,620     456,976,198
                                                   -----------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --      78,399,731          50,208
Payable for policy-related transactions ........       489,415              --       1,349,105
                                                   -----------    ------------    ------------
  Total Liabilities ............................       489,415      78,399,731       1,399,313
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $   187,200    $     44,576    $     89,568
Net Assets Attributable to Contractowners ......    72,346,883     399,793,313     455,487,317
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============




                                                     ALLIANCE       CAPITAL       CAPITAL
                                                    SMALL CAP       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE
                                                      GROWTH        RESEARCH    U.S. EQUITY       STOCK
                                                 --------------- ------------- ------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................
          411,335,003 ..........................
          448,854,080 ..........................
          161,936,997 ..........................  $151,011,045
            3,007,311 ..........................                  $3,028,000
            1,966,546 ..........................                                $1,990,870
          933,545,824 ..........................                                              $831,131,087
Receivable for Trust shares sold ...............     2,248,367            --            --      53,253,748
Receivable for policy-related transactions .....            --        34,195           693              --
                                                  ------------    ----------    ----------    ------------
  Total Assets .................................   153,259,412     3,062,195     1,991,563     884,384,835
                                                  ------------    ----------    ----------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --        10,844           693              --
Payable for policy-related transactions ........     2,199,791            --            --      53,777,152
                                                  ------------    ----------    ----------    ------------
  Total Liabilities ............................     2,199,791        10,844           693      53,777,152
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     93,616    $   28,663    $    5,928    $     71,561
Net Assets Attributable to Contractowners ......   150,966,005     3,022,688     1,984,942     830,536,122
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                   EQ/ALLIANCE                    EQ/AXP
                                                     PREMIER      EQ/ALLIANCE       NEW
                                                      GROWTH       TECHNOLOGY   DIMENSIONS
                                                 --------------- ------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................  $411,014,057
           45,940,550 ..........................                  $35,375,729
              877,098 ..........................                                 $780,056
              770,696 ..........................
          534,606,786 ..........................
          661,215,371 ..........................
              528,993 ..........................
Receivable for Trust shares sold ...............     2,110,029             --          --
Receivable for policy-related transactions .....            --         91,863       9,861
                                                  ------------    -----------    --------
  Total Assets .................................   413,124,086     35,467,592     789,917
                                                  ------------    -----------    --------
LIABILITIES
Payable for Trust shares purchased .............            --        115,214       9,861
Payable for policy-related transactions ........     3,092,642             --          --
                                                  ------------    -----------    --------
  Total Liabilities ............................     3,092,642        115,214       9,861
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      3,442    $   207,623    $416,407
Net Assets Attributable to Contractowners ......   410,028,002     35,144,755     363,649
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========




                                                    EQ/AXP                           EQ
                                                   STRATEGY                        EQUITY         EQ/
                                                  AGGRESSIVE    EQ/BALANCED      500 INDEX     EVERGREEN
                                                 ------------ --------------- --------------- ----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................
           45,940,550 ..........................
              877,098 ..........................
              770,696 ..........................   $570,370
          534,606,786 ...........................              $512,208,132
          661,215,371 ..........................                               $658,832,560
              528,993 ...........................                                              $483,363
Receivable for Trust shares sold ...............         --              --         808,869          --
Receivable for policy-related transactions .....    179,882              --              --       3,830
                                                   --------    ------------    ------------    --------
  Total Assets .................................    750,252     512,208,132     659,641,429     487,193
                                                   --------    ------------    ------------    --------
LIABILITIES
Payable for Trust shares purchased .............      8,578         280,913              --       3,830
Payable for policy-related transactions ........         --         152,726         202,656          --
                                                   --------    ------------    ------------    --------
  Total Liabilities ............................      8,578         433,639         202,656       3,830
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $328,472    $     87,805    $    151,330    $  1,663
Net Assets Attributable to Contractowners ......    413,202     511,686,688     659,287,443     481,700
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                   EQ/JANUS
                                                  EQ/EVERGREEN    LARGE CAP     EQ/PUTNAM
                                                   FOUNDATION       GROWTH       BALANCED
                                                 -------------- ------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................    $243,044
           4,235,317 ...........................                 $3,954,744
           9,263,118 ...........................                               $9,325,119
          24,244,402 ...........................
           1,973,134 ...........................
          37,776,098 ...........................
          52,228,996 ...........................
Receivable for Trust shares sold ...............          --             --            --
Receivable for policy-related transactions .....       5,054         14,996         5,370
                                                    --------     ----------    ----------
  Total Assets .................................     248,098      3,969,740     9,330,489
                                                    --------     ----------    ----------
LIABILITIES
Payable for Trust shares purchased .............       5,054         14,996         6,094
Payable for policy-related transactions ........          --             --            --
                                                    --------     ----------    ----------
  Total Liabilities ............................       5,054         14,996         6,094
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................    $  3,725     $  424,408    $   50,303
Net Assets Attributable to Contractowners ......     239,319      3,530,336     9,274,092
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========




                                                    EQ/PUTNAM                                    MERCURY
                                                    GROWTH &                   FI SMALL/MID       BASIC
                                                     INCOME         FI MID          CAP           VALUE
                                                      VALUE          CAP           VALUE         EQUITY
                                                 -------------- ------------- -------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................
           4,235,317 ...........................
           9,263,118 ...........................
          24,244,402 ...........................  $24,551,306
           1,973,134 ...........................                 $2,018,912
          37,776,098 ...........................                               $37,837,020
          52,228,996 ...........................                                              $53,579,639
Receivable for Trust shares sold ...............           --            --        189,176             --
Receivable for policy-related transactions .....       11,193       197,132             --        119,983
                                                  -----------    ----------    -----------    -----------
  Total Assets .................................   24,562,499     2,216,044     38,026,196     53,699,622
                                                  -----------    ----------    -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............       11,206       197,132             --        120,834
Payable for policy-related transactions ........           --            --        199,767             --
                                                  -----------    ----------    -----------    -----------
  Total Liabilities ............................       11,206       197,132        199,767        120,834
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    46,785    $  503,019    $    35,900    $    61,584
Net Assets Attributable to Contractowners ......   24,504,508     1,515,893     37,790,529     53,517,204
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     MFS
                                                    MERCURY        EMERGING     MFS GROWTH
                                                     WORLD          GROWTH         WITH
                                                    STRATEGY      COMPANIES       INCOME
                                                 ------------- --------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................  $5,112,772
          356,687,900 ..........................                $312,656,104
            2,304,464 ..........................                                $2,283,405
           74,192,966 ..........................
           64,732,678 ..........................
           65,930,323 ..........................
           56,828,139 ..........................
Receivable for Trust shares sold ...............          --       5,937,078            --
Receivable for policy-related transactions .....      10,153              --            --
                                                  ----------    ------------    ----------
  Total Assets .................................   5,122,925     318,593,182     2,283,405
                                                  ----------    ------------    ----------
LIABILITIES
Payable for Trust shares purchased .............         138              --         2,121
Payable for policy-related transactions ........          --       5,949,509        24,334
                                                  ----------    ------------    ----------
  Total Liabilities ............................         138       5,949,509        26,455
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    8,234    $     55,904    $   22,144
Net Assets Attributable to Contractowners ......   5,114,553     312,587,769     2,234,806
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========




                                                                    MORGAN
                                                                    STANLEY        T. ROWE         T. ROWE
                                                                   EMERGING         PRICE           PRICE
                                                       MFS          MARKETS     INTERNATIONAL      EQUITY
                                                    RESEARCH        EQUITY          STOCK          INCOME
                                                 -------------- -------------- --------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................
          356,687,900 ..........................
            2,304,464 ..........................
           74,192,966 ..........................  $67,112,513
           64,732,678 ..........................                 $39,575,403
           65,930,323 ..........................                                 $57,369,312
           56,828,139 ..........................                                                $58,470,170
Receivable for Trust shares sold ...............    1,459,099        134,984              --             --
Receivable for policy-related transactions .....           --             --           6,387         21,250
                                                  -----------    -----------     -----------    -----------
  Total Assets .................................   68,571,612     39,710,387      57,375,699     58,491,420
                                                  -----------    -----------     -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............           --             --          14,375         31,059
Payable for policy-related transactions ........    1,461,044         78,002              --             --
                                                  -----------    -----------     -----------    -----------
  Total Liabilities ............................    1,461,044         78,002          14,375         31,059
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    56,432    $     5,476     $    55,301    $    49,078
Net Assets Attributable to Contractowners ......   67,054,136     39,626,909      57,306,023     58,411,283
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============




                                                               ALLIANCE CONSERVATIVE INVESTORS        ALLIANCE GLOBAL
                                                         ------------------------------------------- -----------------
                                                               2000           1999          1998            2000
                                                         --------------- ------------- ------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   8,384,077   $ 7,166,906   $ 7,360,794   $    1,173,280
 Expenses (Note 3):
  Mortality and expense risk charges ...................      1,285,715     1,244,722     1,136,634        4,131,640
                                                          -------------   -----------   -----------   --------------
NET INVESTMENT INCOME ..................................      7,098,362     5,922,184     6,224,160       (2,958,360)
                                                          -------------   -----------   -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      2,550,830     2,045,436     1,432,988       44,316,191
 Realized gain distribution from The Trust .............      4,993,960     9,007,765    10,768,916       66,324,943
                                                          -------------   -----------   -----------   --------------
NET REALIZED GAIN (LOSS) ...............................      7,544,790    11,053,201    12,201,904      110,641,134
                                                          -------------   -----------   -----------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     23,588,372    21,507,963    16,228,145      172,562,362
  End of period ........................................     15,178,245    23,588,372    21,507,963      (74,730,989)
                                                          -------------   -----------   -----------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (8,410,127)    2,080,409     5,279,818     (247,293,351)
                                                          -------------   -----------   -----------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (865,337)   13,133,610    17,481,722     (136,652,217)
                                                          -------------   -----------   -----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,233,025   $19,055,794   $23,705,882   $ (139,610,577)
                                                          =============   ===========   ===========   ==============




                                                                ALLIANCE GLOBAL
                                                         -----------------------------
                                                               1999           1998
                                                         --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    561,424    $ 5,636,672
 Expenses (Note 3):
  Mortality and expense risk charges ...................     3,438,444      2,777,697
                                                          ------------    -----------
NET INVESTMENT INCOME ..................................    (2,877,020)     2,858,975
                                                          ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    67,795,783     17,406,382
 Realized gain distribution from The Trust .............    44,485,709     33,241,409
                                                          ------------    -----------
NET REALIZED GAIN (LOSS) ...............................   112,281,492     50,647,791
                                                          ------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    83,560,503     46,113,189
  End of period ........................................   172,562,362     83,560,503
                                                          ------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    89,001,859     37,447,314
                                                          ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................   201,283,351     88,095,105
                                                          ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $198,406,331    $90,954,080
                                                          ============    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    ALLIANCE GROWTH AND INCOME
                                                         ------------------------------------------------
                                                               2000             1999            1998
                                                         ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    2,446,807    $   530,384     $   415,436
 Expenses (Note 3):
  Mortality and expense risk charges ...................       1,420,402      1,048,745         668,795
                                                          --------------    -----------     -----------
NET INVESTMENT INCOME ..................................       1,026,405       (518,361)       (253,359)
                                                          --------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      26,185,528        730,688       7,289,936
 Realized gain distribution from The Trust .............      27,698,101     20,855,872      12,146,928
                                                          --------------    -----------     -----------
NET REALIZED GAIN (LOSS) ...............................      53,883,629     21,586,560      19,436,864
                                                          --------------    -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      27,170,239     16,240,511      13,021,603
  End of period ........................................      (7,867,505)    27,170,239      16,240,511
                                                          --------------    -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (35,037,744)    10,929,728       3,218,908
                                                          --------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      18,845,885     32,516,288      22,655,772
                                                          --------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   19,872,290    $31,997,927     $22,402,413
                                                          ==============    ===========     ===========




                                                                                                          ALLIANCE HIGH
                                                                    ALLIANCE GROWTH INVESTORS                 YIELD
                                                         ----------------------------------------------- ----------------
                                                                2000            1999           1998            2000
                                                         ----------------- -------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   21,379,395    $ 17,092,741   $ 18,252,039   $  14,140,763
 Expenses (Note 3):
  Mortality and expense risk charges ...................       6,959,631       6,207,073      5,194,905         730,110
                                                          --------------    ------------   ------------   -------------
NET INVESTMENT INCOME ..................................      14,419,764      10,885,668     13,057,134      13,410,653
                                                          --------------    ------------   ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      16,392,372      15,284,978      7,745,162     (14,615,073)
 Realized gain distribution from The Trust .............      77,354,978     104,658,738     78,060,201              --
                                                          --------------    ------------   ------------   -------------
NET REALIZED GAIN (LOSS) ...............................      93,747,350     119,943,716     85,805,363     (14,615,073)
                                                          --------------    ------------   ------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     288,014,019     167,705,600    115,056,641     (28,742,352)
  End of period ........................................      91,620,347     288,014,021    167,705,600     (39,948,032)
                                                          --------------    ------------   ------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (196,393,672)    120,308,421     52,648,959     (11,205,680)
                                                          --------------    ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (102,646,322)    240,252,137    138,454,322     (25,820,753)
                                                          --------------    ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (88,226,558)   $251,137,805   $151,511,456   $ (12,410,100)
                                                          ==============    ============   ============   =============




                                                                ALLIANCE HIGH YIELD
                                                         ---------------------------------
                                                               1999             1998
                                                         ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  17,378,455    $  18,449,747
 Expenses (Note 3):
  Mortality and expense risk charges ...................        889,065        1,007,106
                                                          -------------    -------------
NET INVESTMENT INCOME ..................................     16,489,390       17,442,641
                                                          -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (15,192,553)      (2,344,392)
 Realized gain distribution from The Trust .............        161,999        3,396,523
                                                          -------------    -------------
NET REALIZED GAIN (LOSS) ...............................    (15,030,554)       1,052,131
                                                          -------------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (20,898,854)       8,622,836
  End of period ........................................    (28,742,352)     (20,898,854)
                                                          -------------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (7,843,498)     (29,521,690)
                                                          -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (22,874,052)     (28,469,559)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (6,384,662)   $ (11,026,918)
                                                          =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                         ---------------------------------------------
                                                               2000            1999           1998
                                                         --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   4,305,611   $   4,049,521   $3,477,938
 Expenses (Note 3):
  Mortality and expense risk charges ...................        193,617         378,916      350,536
                                                          -------------   -------------   ----------
NET INVESTMENT INCOME ..................................      4,111,994       3,670,605    3,127,402
                                                          -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................         (3,837)       (194,507)      60,260
 Realized gain distribution from The Trust .............             --              --           --
                                                          -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...............................         (3,837)       (194,507)      60,260
                                                          -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     (1,392,487)      2,391,062      868,053
  End of period ........................................      1,175,432      (1,392,487)   2,391,062
                                                          -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................      2,567,919      (3,783,549)   1,523,009
                                                          -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      2,564,082      (3,978,056)   1,583,269
                                                          -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,676,076   $    (307,451)  $4,710,671
                                                          =============   =============   ==========




                                                                                                            ALLIANCE MONEY
                                                                      ALLIANCE INTERNATIONAL                    MARKET
                                                         ------------------------------------------------- ----------------
                                                                2000             1999            1998            2000
                                                         ----------------- --------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................   $     367,531     $        --    $     996,913   $   20,530,134
 Expenses (Note 3):
  Mortality and expense risk charges ...................         438,450         321,035          289,066        1,779,469
                                                           -------------     -----------    -------------   --------------
NET INVESTMENT INCOME ..................................         (70,919)       (321,035)         707,847       18,750,665
                                                           -------------     -----------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      (1,758,393)      1,164,532       (3,606,669)      13,088,236
 Realized gain distribution from The Trust .............       6,771,361       1,299,989           10,663          429,300
                                                           -------------     -----------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................       5,012,968       2,464,521       (3,596,006)      13,517,536
                                                           -------------     -----------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      25,291,174       5,502,451       (2,793,834)       1,316,815
  End of period ........................................        (823,983)     25,291,174        5,502,451      (11,436,603)
                                                           -------------     -----------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (26,115,157)     19,788,723        8,296,285      (12,753,418)
                                                           -------------     -----------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................     (21,102,189)     22,253,244        4,700,279          764,118
                                                           -------------     -----------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................   $ (21,173,108)    $21,932,209    $   5,408,126   $   19,514,783
                                                           =============     ===========    =============   ==============




                                                             ALLIANCE MONEY MARKET
                                                         -----------------------------
                                                              1999           1998
                                                         -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................    1,613,234      1,204,220
                                                          -----------    -----------
NET INVESTMENT INCOME ..................................   12,329,959      9,515,464
                                                          -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      517,935       (161,314)
 Realized gain distribution from The Trust .............       10,344          7,750
                                                          -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      528,279       (153,564)
                                                          -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    1,536,450        804,349
  End of period ........................................    1,316,815      1,536,450
                                                          -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (219,635)       732,101
                                                          -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      308,644        578,537
                                                          -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $12,638,603    $10,094,001
                                                          ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          ALLIANCE QUALITY BOND
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   27,213,134   $  12,542,857    $10,317,238
 Expenses (Note 3):
  Mortality and expense risk charges .......................       2,318,268       1,329,147      1,106,136
                                                              --------------   -------------    -----------
NET INVESTMENT INCOME ......................................      24,894,866      11,213,710      9,211,102
                                                              --------------   -------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      (1,145,872)     (1,493,664)        34,937
 Realized gain distribution from The Trust .................              --         870,458      4,596,907
                                                              --------------   -------------    -----------
NET REALIZED GAIN (LOSS) ...................................      (1,145,872)       (623,206)     4,631,844
                                                              --------------   -------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (13,254,094)      3,367,697      2,395,718
  End of period ............................................       8,122,118     (13,254,094)     3,367,697
                                                              --------------   -------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      21,376,212     (16,621,791)       971,979
                                                              --------------   -------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      20,230,340     (17,244,997)     5,603,823
                                                              --------------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   45,125,206   $  (6,031,287)   $14,814,925
                                                              ==============   =============    ===========



                                                                                                                CAPITAL GUARDIAN
                                                                        ALLIANCE SMALL CAP GROWTH                 RESEARCH (B)
                                                             ------------------------------------------------ --------------------
                                                                   2000             1999            1998         2000       1999
                                                             ---------------- --------------- --------------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062   $35,181    $   280
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285     5,502        209
                                                              --------------    -----------    -------------   -------    -------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)   29,679         71
                                                              --------------    -----------    -------------   -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)   30,415      2,810
 Realized gain distribution from The Trust .................      16,396,188             --               --        --         27
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)   30,415      2,837
                                                              --------------    -----------    -------------   -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812    11,093         --
  End of period ............................................     (10,925,952)    24,076,277        8,780,955    20,689     11,093
                                                              --------------    -----------    -------------   -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143     9,596     11,093
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622    40,011     13,930
                                                              --------------    -----------    -------------   -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399   $69,690    $14,001
                                                              ==============    ===========    =============   =======    =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                               CAPITAL GUARDIAN
                                                               U.S. EQUITY (B)
                                                             --------------------
                                                                2000       1999
                                                             ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................    5,877        378
                                                              -------    -------
NET INVESTMENT INCOME ......................................   28,254        781
                                                              -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................   16,165        451
 Realized gain distribution from The Trust .................    5,315      1,508
                                                              -------    -------
NET REALIZED GAIN (LOSS) ...................................   21,480      1,959
                                                              -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   17,325         --
  End of period ............................................   24,324     17,325
                                                              -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    6,999     17,325
                                                              -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   28,479     19,284
                                                              -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $56,733    $20,065
                                                              =======    =======



                                                                                                                  EQ/ALLIANCE
                                                                                                                 PREMIER GROWTH
                                                                            EQ/AGGRESSIVE STOCK                       (A)
                                                             -------------------------------------------------- ----------------
                                                                    2000             1999            1998             2000
                                                             ----------------- --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    3,434,784    $   3,163,286   $    4,461,389   $   2,922,865
 Expenses (Note 3):
  Mortality and expense risk charges .......................       5,519,701        5,481,701        5,581,296       2,519,013
                                                              --------------    -------------   --------------   -------------
NET INVESTMENT INCOME ......................................      (2,084,917)      (2,318,415)      (1,119,907)        403,852
                                                              --------------    -------------   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      67,261,897      (27,888,194)     (39,688,312)      1,799,789
 Realized gain distribution from The Trust .................      62,772,904       61,642,419       46,528,461              --
                                                              --------------    -------------   --------------   -------------
NET REALIZED GAIN (LOSS) ...................................     130,034,801       33,754,225        6,840,149       1,799,789
                                                              --------------    -------------   --------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     158,809,890       26,715,214       32,695,620       5,068,707
  End of period ............................................    (102,414,737)     158,809,890       26,715,214     (78,280,856)
                                                              --------------    -------------   --------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (261,224,627)     132,094,676       (5,980,406)    (83,349,563)
                                                              --------------    -------------   --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (131,189,826)     165,848,901          859,743     (81,549,774)
                                                              --------------    -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (133,274,743)   $ 163,530,486   $     (260,164)  $ (81,145,922)
                                                              ==============    =============   ==============   =============




                                                              EQ/ALLIANCE       EQ/ALLIANCE
                                                             PREMIER GROWTH    PREMIER GROW
                                                                   (A)               (A)
                                                             --------------    ----------------
                                                                  1999                2000
                                                             --------------    -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $   30,540        $          --
 Expenses (Note 3):
  Mortality and expense risk charges .......................       63,730               76,288
                                                               ----------        -------------
NET INVESTMENT INCOME ......................................      (33,190)             (76,288)
                                                               ----------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       83,605             (506,295)
 Realized gain distribution from The Trust .................      106,890                   --
                                                               ----------        -------------
NET REALIZED GAIN (LOSS) ...................................      190,495             (506,295)
                                                               ----------        -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                   --
  End of period ............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    5,259,202          (11,071,116)
                                                               ----------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $5,226,012        $ (11,147,404)
                                                               ==========        =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/AXP           EQ/AXP
                                                                    NEW           STRATEGY
                                                              DIMENSIONS (D)   AGGRESSIVE (D)
                                                             ---------------- ----------------
                                                                   2000             2000
                                                             ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................    $   1,043        $      742
 Expenses (Note 3):
  Mortality and expense risk charges .......................          240               694
                                                                ---------        ----------
NET INVESTMENT INCOME ......................................          803                48
                                                                ---------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (1,822)         (145,965)
 Realized gain distribution from The Trust .................           --                --
                                                                ---------        ----------
NET REALIZED GAIN (LOSS) ...................................       (1,822)         (145,965)
                                                                ---------        ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                --
  End of period ............................................      (97,042)         (200,326)
                                                                ---------        ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      (97,042)         (200,326)
                                                                ---------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (98,864)         (346,291)
                                                                ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................    $ (98,061)       $ (346,243)
                                                                =========        ==========



                                                                                                               EQ EQUITY 500
                                                                               EQ/BALANCED                         INDEX
                                                             ----------------------------------------------- -----------------
                                                                    2000            1999           1998             2000
                                                             ----------------- -------------- -------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    17,202,195   $14,371,360    $12,467,646    $    4,807,410
 Expenses (Note 3):
  Mortality and expense risk charges .......................        3,249,089     3,107,759      2,765,767         3,730,581
                                                              ---------------   -----------    -----------    --------------
NET INVESTMENT INCOME ......................................       13,953,106    11,263,601      9,701,879         1,076,829
                                                              ---------------   -----------    -----------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        7,620,389     9,085,444      2,733,445       125,289,487
 Realized gain distribution from The Trust .................       84,212,310    50,638,464     41,525,872        29,072,151
                                                              ---------------   -----------    -----------    --------------
NET REALIZED GAIN (LOSS) ...................................       91,832,699    59,723,908     44,259,317       154,361,638
                                                              ---------------   -----------    -----------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       93,235,951    81,344,863     60,878,286       228,753,607
  End of period ............................................      (22,398,654)   93,235,951     81,344,863        (2,382,811)
                                                              ---------------   -----------    -----------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (115,634,605)   11,891,088     20,466,577      (231,136,418)
                                                              ---------------   -----------    -----------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (23,801,906)   71,614,996     64,725,894       (76,774,780)
                                                              ---------------   -----------    -----------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (9,848,800)  $82,878,597    $74,427,773    $  (75,697,951)
                                                              ===============   ===========    ===========    ==============




                                                                  EQ EQUITY 500 INDEX
                                                             ------------------------------
                                                                   1999           1998
                                                             --------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges .......................     3,729,959       1,862,376
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................     3,845,396       2,095,841
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    21,008,249       5,460,381
 Realized gain distribution from The Trust .................     6,196,508         128,151
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................    27,204,757       5,588,532
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   136,665,316      63,055,426
  End of period ............................................   228,753,607     136,665,316
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    92,088,291      73,609,890
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   119,293,048      79,198,422
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $123,138,444    $ 81,294,263
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                        EQ/EVERGREEN
                                                               EQ/EVERGREEN (A)        FOUNDATION (A)
                                                             --------------------- -----------------------
                                                                 2000       1999       2000        1999
                                                             ------------ -------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   1,189    $   99   $   3,428   $     31
 Expenses (Note 3):
  Mortality and expense risk charges .......................      1,838        18         582          2
                                                              ---------    ------   ---------   --------
NET INVESTMENT INCOME ......................................       (649)       81       2,846         29
                                                              ---------    ------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (18,345)       20         192        302
 Realized gain distribution from The Trust .................         --        --          --         --
                                                              ---------    ------   ---------   --------
NET REALIZED GAIN (LOSS) ...................................    (18,345)       20         192        302
                                                              ---------    ------   ---------   --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      1,450        --      (1,505)        --
  End of period ............................................    (45,630)    1,450     (14,508)    (1,505)
                                                              ---------    ------   ---------   --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (47,080)    1,450     (13,003)    (1,505)
                                                              ---------    ------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (65,425)    1,470     (12,811)    (1,203)
                                                              ---------    ------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (66,074)   $1,551   $  (9,965)  $ (1,174)
                                                              =========    ======   =========   ========



                                                                EQ/JANUS
                                                                LARGE CAP
                                                               GROWTH (D)             EQ/PUTNAM BALANCED
                                                             -------------- ---------------------------------------
                                                                  2000           2000          1999         1998
                                                             -------------- ------------- ------------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $    4,295    $   281,532   $   42,372    $ 111,099
 Expenses (Note 3):
  Mortality and expense risk charges .......................        2,998         39,490       39,416       18,744
                                                               ----------    -----------   ----------    ---------
NET INVESTMENT INCOME ......................................        1,297        242,042        2,956       92,355
                                                               ----------    -----------   ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (3,341)       (90,479)     185,026      348,952
 Realized gain distribution from The Trust .................           --             --      447,013       71,044
                                                               ----------    -----------   ----------    ---------
NET REALIZED GAIN (LOSS) ...................................       (3,341)       (90,479)     632,039      419,996
                                                               ----------    -----------   ----------    ---------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --       (492,259)     259,883      270,233
  End of period ............................................     (280,573)        62,000     (492,259)     259,883
                                                               ----------    -----------   ----------    ---------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (280,573)       554,259     (752,142)     (10,350)
                                                               ----------    -----------   ----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (283,914)       463,780     (120,103)     409,646
                                                               ----------    -----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (282,617)   $   705,822   $ (117,147)   $ 502,001
                                                               ==========    ===========   ==========    =========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/PUTNAM GROWTH & INCOME VALUE
                                                             ---------------------------------------------
                                                                   2000            1999           1998
                                                             --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995
                                                              -------------   -------------   ----------
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004
                                                              -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398
 Realized gain distribution from The Trust .................             --       1,499,307      130,047
                                                              -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445
                                                              -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,796)      1,160,602      269,561
  End of period ............................................        306,904      (1,472,796)   1,160,602
                                                              -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041
                                                              -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486
                                                              -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490
                                                              =============   =============   ==========




                                                              FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                             ---------------- -----------------------------------------------
                                                                   2000             2000            1999            1998
                                                             ---------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $ 2,614      $     355,229   $      67,108   $    171,716
 Expenses (Note 3):
  Mortality and expense risk charges .......................          895            171,556         180,999        168,543
                                                                  -------      -------------   -------------   ------------
NET INVESTMENT INCOME ......................................        1,719            183,673        (113,891)         3,173
                                                                  -------      -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       22,280           (925,533)     (1,591,217)      (142,969)
 Realized gain distribution from The Trust .................           --                 --              --             --
                                                                  -------      -------------   -------------   ------------
NET REALIZED GAIN (LOSS) ...................................       22,280           (925,533)     (1,591,217)      (142,969)
                                                                  -------      -------------   -------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --         (2,294,881)     (4,215,340)      (228,709)
  End of period ............................................       45,777             60,924      (2,294,881)    (4,215,340)
                                                                  -------      -------------   -------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................       45,777          2,355,805       1,920,459     (3,986,631)
                                                                  -------      -------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       68,057          1,430,272         329,242     (4,129,600)
                                                                  -------      -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $69,776      $   1,613,945   $     215,351   $ (4,126,427)
                                                                  =======      =============   =============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    MERCURY BASIC VALUE EQUITY
                                                             -----------------------------------------
                                                                  2000          1999          1998
                                                             ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $2,558,007    $  468,257    $   192,441
 Expenses (Note 3):
  Mortality and expense risk charges .......................     229,991       153,456         66,427
                                                              ----------    ----------    -----------
NET INVESTMENT INCOME ......................................   2,328,016       314,801        126,014
                                                              ----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     622,843       426,168        207,032
 Realized gain distribution from The Trust .................   2,512,090     1,963,197        667,083
                                                              ----------    ----------    -----------
NET REALIZED GAIN (LOSS) ...................................   3,134,933     2,389,365        874,115
                                                              ----------    ----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   1,270,622       (91,959)       135,003
  End of period ............................................   1,350,642     1,270,622        (91,959)
                                                              ----------    ----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      80,020     1,362,581       (226,962)
                                                              ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   3,214,953     3,751,946        647,153
                                                              ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $5,542,969    $4,066,747    $   773,167
                                                              ==========    ==========    ===========




                                                                                                       MFS EMERGING
                                                                     MERCURY WORLD STRATEGY          GROWTH COMPANIES
                                                             --------------------------------------- ----------------
                                                                   2000         1999        1998           2000
                                                             --------------- ---------- ------------ ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     151,922   $ 41,786   $  36,750    $    6,008,229
 Expenses (Note 3):
  Mortality and expense risk charges .......................         23,577     18,905      12,469         1,768,620
                                                              -------------   --------   ---------    --------------
NET INVESTMENT INCOME ......................................        128,345     22,881      24,281         4,239,609
                                                              -------------   --------   ---------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        170,040    197,727      19,432        28,942,316
 Realized gain distribution from The Trust .................        378,839     67,733          --        13,303,804
                                                              -------------   --------   ---------    --------------
NET REALIZED GAIN (LOSS) ...................................        548,879    265,460      19,432        42,246,120
                                                              -------------   --------   ---------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................        853,470    187,734     (37,926)       77,077,961
  End of period ............................................       (570,473)   853,470     187,734       (44,031,797)
                                                              -------------   --------   ---------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (1,423,943)   665,736     225,660      (121,109,758)
                                                              -------------   --------   ---------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       (875,064)   931,196     245,092       (78,863,638)
                                                              -------------   --------   ---------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (746,719)  $954,077   $ 269,373    $  (74,624,029)
                                                              =============   ========   =========    ==============




                                                              MFS EMERGING GROWTH COMPANIES
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       640,976         157,484
                                                               -----------     -----------
NET INVESTMENT INCOME ......................................      (640,976)       (156,515)
                                                               -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    13,577,250       4,270,964
 Realized gain distribution from The Trust .................     3,969,879              --
                                                               -----------     -----------
NET REALIZED GAIN (LOSS) ...................................    17,547,129       4,270,964
                                                               -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     6,996,177         171,320
  End of period ............................................    77,077,961       6,996,177
                                                               -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    70,081,784       6,824,857
                                                               -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    87,628,913      11,095,821
                                                               -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $86,987,937     $10,939,306
                                                               ===========     ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              MFS GROWTH WITH INCOME
                                                                       (A)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======


                                                                                                           MORGAN STANLEY
                                                                                                          EMERGING MARKETS
                                                                             MFS RESEARCH                      EQUITY
                                                             -------------------------------------------- ----------------
                                                                   2000           1999          1998            2000
                                                             --------------- ------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137    $   3,734,636
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044          225,716
                                                              -------------   -----------    ----------    -------------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)       3,508,920
                                                              -------------   -----------    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412        3,112,222
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --        1,317,840
                                                              -------------   -----------    ----------    -------------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412        4,430,062
                                                              -------------   -----------    ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382       11,044,586
  End of period ............................................     (7,080,452)   10,033,987     3,313,063      (25,157,275)
                                                              -------------   -----------    ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681      (36,201,861)
                                                              -------------   -----------    ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093      (31,771,799)
                                                              -------------   -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186    $ (28,262,879)
                                                              =============   ===========    ==========    =============




                                                             MORGAN STANLEY EMERGING MARKETS
                                                                          EQUITY
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        66,405          23,921
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................       (66,405)         13,319
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       363,825        (637,290)
 Realized gain distribution from The Trust .................       394,053              --
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................       757,878        (637,290)
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (2,942,633)     (1,079,388)
  End of period ............................................    11,044,586      (2,942,633)
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    13,987,219      (1,863,245)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    14,745,097      (2,500,535)
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ 14,678,692    $ (2,487,216)
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    T. ROWE PRICE INTERNATIONAL STOCK
                                                             -----------------------------------------------
                                                                    2000             1999           1998
                                                             ----------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $      19,551     $   192,580    $  258,382
 Expenses (Note 3):
  Mortality and expense risk charges .......................         299,185         200,684       119,672
                                                               -------------     -----------    ----------
NET INVESTMENT INCOME ......................................        (279,634)         (8,104)      138,710
                                                               -------------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       2,210,907       4,626,661       354,551
 Realized gain distribution from The Trust .................       4,843,178         583,215           268
                                                               -------------     -----------    ----------
NET REALIZED GAIN (LOSS) ...................................       7,054,085       5,209,876       354,819
                                                               -------------     -----------    ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       9,345,381       1,603,083      (820,718)
  End of period ............................................      (8,561,011)      9,345,381     1,603,083
                                                               -------------     -----------    ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (17,906,392)      7,742,298     2,423,801
                                                               -------------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (10,852,307)     12,952,174     2,778,620
                                                               -------------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (11,131,941)    $12,944,070    $2,917,330
                                                               =============     ===========    ==========




                                                                     T. ROWE PRICE EQUITY INCOME
                                                             -------------------------------------------
                                                                  2000           1999           1998
                                                             ------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $1,568,689    $     998,227   $  722,954
 Expenses (Note 3):
  Mortality and expense risk charges .......................     268,769          272,123      173,802
                                                              ----------    -------------   ----------
NET INVESTMENT INCOME ......................................   1,299,920          726,104      549,152
                                                              ----------    -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (365,894)         655,822      341,473
 Realized gain distribution from The Trust .................   2,739,322        2,081,914      930,853
                                                              ----------    -------------   ----------
NET REALIZED GAIN (LOSS) ...................................   2,373,428        2,737,736    1,272,326
                                                              ----------    -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (952,652)       1,585,616    1,073,548
  End of period ............................................   1,642,032         (952,652)   1,585,616
                                                              ----------    -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................   2,594,684       (2,538,268)     512,068
                                                              ----------    -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   4,968,112          199,468    1,784,394
                                                              ----------    -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $6,268,032    $     925,572   $2,333,546
                                                              ==========    =============   ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============



                                                         ALLIANCE CONSERVATIVE INVESTORS           ALLIANCE GLOBAL
                                                ------------------------------------------------- -----------------
                                                      2000            1999             1998              2000
                                                --------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   7,098,362   $   5,922,184    $   6,224,160    $    (2,958,360)
 Net realized gain (loss) .....................      7,544,790      11,053,201       12,201,904        110,641,134
 Change in unrealized appreciation
  (depreciation) on investments ...............     (8,410,127)      2,080,409        5,279,818       (247,293,351)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      6,233,025      19,055,794       23,705,882       (139,610,577)
                                                 -------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,160,805      27,333,794       26,438,125         80,791,023
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,432,874)    (25,964,810)     (23,690,706)       (58,589,514)
 Net transfers among funds and
  guaranteed interest account .................    (10,650,530)     (4,292,515)      (6,267,736)          (873,557)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (7,922,599)     (2,923,531)      (3,520,317)        21,327,952
                                                 -------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         18,798        (195,000)        (365,872)          (223,279)
                                                 -------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (1,670,776)     15,937,263       19,819,693       (118,505,904)
NET ASSETS
 BEGINNING OF PERIOD ..........................    218,100,963     202,163,700      182,344,007        724,902,234
                                                 -------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $ 216,430,187   $ 218,100,963    $ 202,163,700    $   606,396,330
                                                 =============   =============    =============    ===============




                                                         ALLIANCE GLOBAL
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  (2,877,020)   $   2,858,975
 Net realized gain (loss) .....................    112,281,492       50,647,791
 Change in unrealized appreciation
  (depreciation) on investments ...............     89,001,859       37,447,314
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    198,406,331       90,954,080
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     71,950,825       78,722,218
 Benefits and other policy-related
  transactions (Note 3) .......................    (63,170,211)     (52,796,664)
 Net transfers among funds and
  guaranteed interest account .................     (8,015,060)     (21,919,102)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        765,554        4,006,452
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         23,216         (854,897)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    199,195,101       94,105,635
NET ASSETS
 BEGINNING OF PERIOD ..........................    525,707,133      431,601,498
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 724,902,234    $ 525,707,133
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            ALLIANCE GROWTH AND INCOME
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   1,026,405    $    (518,361)   $    (253,359)
 Net realized gain (loss) .....................     53,883,629       21,586,560       19,436,864
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,037,744)      10,929,728        3,218,908
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     19,872,290       31,997,927       22,402,413
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     51,375,171       43,151,141       30,251,270
 Benefits and other policy-related
  transactions (Note 3) .......................    (26,855,602)     (19,321,951)     (12,461,722)
 Net transfers among funds and
  guaranteed interest account .................     18,026,255       25,186,273       23,343,531
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     42,545,824       49,015,463       41,133,079
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         29,752         (144,843)        (617,058)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     62,447,866       80,868,547       62,918,434
NET ASSETS
 BEGINNING OF PERIOD ..........................    232,319,649      151,451,102       88,532,668
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 294,767,515    $ 232,319,649    $ 151,451,102
                                                 =============    =============    =============




                                                                                                      ALLIANCE HIGH
                                                             ALLIANCE GROWTH INVESTORS                    YIELD
                                                ---------------------------------------------------- ----------------
                                                       2000              1999             1998             2000
                                                ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   14,419,764    $   10,885,668    $  13,057,134    $  13,410,653
 Net realized gain (loss) .....................      93,747,350       119,943,716       85,805,363      (14,615,073)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (196,393,672)      120,308,421       52,648,959      (11,205,680)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (88,226,558)      251,137,805      151,511,456      (12,410,100)
                                                 --------------    --------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     114,476,090       118,892,312      128,264,748       24,114,311
 Benefits and other policy-related
  transactions (Note 3) .......................     (98,138,415)     (114,804,492)     (99,015,298)     (16,217,496)
 Net transfers among funds and
  guaranteed interest account .................     (18,160,356)      (15,949,611)     (25,554,600)     (21,187,150)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (1,822,681)      (11,861,791)       3,694,850      (13,290,335)
                                                 --------------    --------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          48,135          (471,570)        (418,319)      (2,037,976)
                                                 --------------    --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (90,001,104)      238,804,444      154,787,987      (27,738,411)
NET ASSETS
 BEGINNING OF PERIOD ..........................   1,216,892,349       978,087,905      823,299,918      149,834,482
                                                 --------------    --------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $1,126,891,245    $1,216,892,349    $ 978,087,905    $ 122,096,071
                                                 ==============    ==============    =============    =============




                                                       ALLIANCE HIGH YIELD
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............     (7,843,498)     (29,521,690)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (6,384,662)     (11,026,918)
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (25,281,076)       2,677,159
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (16,297,546)      18,891,177
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      2,143,697         (832,263)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    170,372,993      163,340,997
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 149,834,482    $ 170,372,993
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    4,111,994   $  3,670,605    $  3,127,402
 Net realized gain (loss) .....................          (3,837)      (194,507)         60,260
 Change in unrealized appreciation
  (depreciation) on investments ...............       2,567,919     (3,783,549)      1,523,009
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................       6,676,076       (307,451)      4,710,671
                                                 --------------   ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      10,221,162     16,691,635      11,828,290
 Benefits and other policy-related
  transactions (Note 3) .......................      (7,227,942)    (8,904,461)     (9,081,050)
 Net transfers among funds and
  guaranteed interest account .................     (12,624,593)    (3,762,164)      9,141,659
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (9,631,373)     4,025,010      11,888,899
                                                 --------------   ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (592,639)       184,107        (335,126)
                                                 --------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............      (3,547,936)     3,901,666      16,264,444
NET ASSETS
 BEGINNING OF PERIOD ..........................      78,874,339     74,972,673      58,708,229
                                                 --------------   ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $   75,326,403   $ 78,874,339    $ 74,972,673
                                                 ==============   ============    ============




                                                            ALLIANCE INTERNATIONAL                    ALLIANCE MONEY MARKET
                                                ----------------------------------------------- ----------------------------------
                                                      2000            1999            1998             2000             1999
                                                ---------------- -------------- --------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (70,919)  $   (321,035)  $    707,847    $    18,750,665   $  12,329,959
 Net realized gain (loss) .....................       5,012,968      2,464,521     (3,596,006)        13,517,536         528,279
 Change in unrealized appreciation
  (depreciation) on investments ...............     (26,115,157)    19,788,723      8,296,285        (12,753,418)       (219,635)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................     (21,173,108)    21,932,209      5,408,126         19,514,783      12,638,603
                                                 --------------   ------------   ------------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      14,728,538     11,367,096     13,567,993        261,734,365     231,007,033
 Benefits and other policy-related
  transactions (Note 3) .......................      (6,183,460)    (6,261,836)    (5,406,284)       (64,400,152)    (63,463,349)
 Net transfers among funds and
  guaranteed interest account .................       8,264,334     (5,340,816)    (4,357,456)      (159,392,173)    (91,919,848)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      16,809,412       (235,556)     3,804,253         37,942,040      75,623,836
                                                 --------------   ------------   ------------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          16,024        (49,840)      (109,052)        (2,047,311)      1,075,796
                                                 --------------   ------------   ------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............      (4,347,672)    21,646,813      9,103,327         55,409,512      89,338,235
NET ASSETS
 BEGINNING OF PERIOD ..........................      76,881,755     55,234,942     46,131,615        344,428,377     255,090,142
                                                 --------------   ------------   ------------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   72,534,083   $ 76,881,755   $ 55,234,942    $   399,837,889   $ 344,428,377
                                                 ==============   ============   ============    ===============   =============




                                                 ALLIANCE MONEY
                                                      MARKET
                                                -----------------
                                                       1998
                                                -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     9,515,464
 Net realized gain (loss) .....................         (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............          732,101
                                                 ---------------
 Net increase (decrease) in net assets from
  operations ..................................       10,094,001
                                                 ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (128,607,686)
                                                 ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       59,630,372
                                                 ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (387,161)
                                                 ---------------
INCREASE (DECREASE) IN NET ASSETS .............       69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      185,752,930
                                                 ---------------
NET ASSETS
 END OF PERIOD ................................  $   255,090,142
                                                 ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              ALLIANCE QUALITY BOND
                                                -------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  24,894,866    $  11,213,710    $  9,211,102
 Net realized gain (loss) .....................     (1,145,872)        (623,206)      4,631,844
 Change in unrealized appreciation
  (depreciation) on investments ...............     21,376,212      (16,621,791)        971,979
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     45,125,206       (6,031,287)     14,814,925
                                                 -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     14,531,506       19,416,861      14,952,560
 Benefits and other policy-related
  transactions (Note 3) .......................    (11,117,359)      (9,082,840)     (5,388,113)
 Net transfers among funds and
  guaranteed interest account .................    172,786,920        1,195,276      49,220,715
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    176,201,067       11,529,297      58,785,162
                                                 -------------    -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        346,180         (553,219)       (402,883)
                                                 -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    221,672,453        4,944,791      73,197,204
NET ASSETS
 BEGINNING OF PERIOD ..........................    233,904,432      228,959,641     155,762,437
                                                 -------------    -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 455,576,885    $ 233,904,432    $228,959,641
                                                 =============    =============    ============




                                                                                               CAPITAL GUARDIAN RESEARCH
                                                          ALLIANCE SMALL CAP GROWTH                       (B)
                                                ---------------------------------------------- --------------------------
                                                      2000            1999           1998           2000         1999
                                                ---------------- -------------- -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)  $   29,679     $     71
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)      30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143        9,596       11,093
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399       69,690       14,001
                                                 -------------    ------------   ------------   ----------     --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783      711,351       63,883
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)    (181,366)        (503)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596    2,253,279      115,765
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764    2,783,264      179,145
                                                 -------------    ------------   ------------   ----------     --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)       5,042          209
                                                 -------------    ------------   ------------   ----------     --------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002    2,857,996      193,355
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929      193,355           --
                                                 -------------    ------------   ------------   ----------     --------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931   $3,051,351     $193,355
                                                 =============    ============   ============   ==========     ========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  CAPITAL GUARDIAN U.S.
                                                        EQUITY (B)                          EQ/AGGRESSIVE STOCK
                                                -------------------------- ------------------------------------------------------
                                                     2000         1999            2000              1999               1998
                                                ------------- ------------ ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   28,254    $     781    $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      21,480        1,959        130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............       6,999       17,325       (261,224,627)      132,094,676         (5,980,406)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      56,733       20,065       (133,274,743)      163,530,486           (260,164)
                                                 ----------    ---------    ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     536,209      115,934        122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................    (152,937)     (15,128)       (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................   1,033,573      390,588       (113,067,315)     (113,016,006)       (43,660,488)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................   1,416,845      491,394        (85,600,383)      (84,876,600)        13,688,848
                                                 ----------    ---------    ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       5,455          378         (2,562,254)        2,197,124           (541,559)
                                                 ----------    ---------    ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............   1,479,033      511,837       (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................     511,837           --      1,052,045,063       971,194,053        958,306,928
                                                 ----------    ---------    ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $1,990,870    $ 511,837    $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ==========    =========    ===============    ==============    ===============




                                                 EQ/ALLIANCE PREMIER GROWTH (A)
                                                --------------------------------
                                                      2000             1999
                                                ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)
 Net realized gain (loss) .....................      1,799,789         190,495
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012
                                                 -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443
                                                 -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902
                                                 -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --
                                                 -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357
                                                 =============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/AXP           EQ/AXP
                                                   EQ/ALLIANCE          NEW           STRATEGY
                                                 TECHNOLOGY (C)   DIMENSIONS (D)   AGGRESSIVE (D)
                                                ---------------- ---------------- ----------------
                                                      2000             2000             2000
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (76,288)    $     803       $        48
 Net realized gain (loss) .....................        (506,295)       (1,822)         (145,965)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (10,564,821)      (97,042)         (200,326)
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     (11,147,404)      (98,061)         (346,243)
                                                 --------------     ---------       -----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       7,114,732        25,593            25,666
 Benefits and other policy-related
  transactions (Note 3) .......................      (1,584,828)       (2,140)           (2,638)
 Net transfers among funds and
  guaranteed interest account .................      40,543,591       354,422           564,195
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      46,073,495       377,875           587,223
                                                 --------------     ---------       -----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         426,287       500,242           500,694
                                                 --------------     ---------       -----------
INCREASE (DECREASE) IN NET ASSETS .............      35,352,378       780,056           741,674
NET ASSETS
 BEGINNING OF PERIOD ..........................              --            --                --
                                                 --------------     ---------       -----------
NET ASSETS
 END OF PERIOD ................................  $   35,352,378     $ 780,056       $   741,674
                                                 ==============     =========       ===========




                                                                                                      EQ EQUITY 500
                                                                    EQ/BALANCED                           INDEX
                                                --------------------------------------------------- -----------------
                                                       2000             1999             1998              2000
                                                ----------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    13,953,106   $  11,263,601    $   9,701,879    $     1,076,829
 Net realized gain (loss) .....................       91,832,699      59,723,908       44,259,317        154,361,638
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,634,605)     11,891,088       20,466,577       (231,136,418)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       (9,848,800)     82,878,597       74,427,773        (75,697,951)
                                                 ---------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       43,380,686      45,762,044       46,234,769        141,841,978
 Benefits and other policy-related
  transactions (Note 3) .......................      (49,010,326)    (55,698,939)     (48,368,610)       (68,629,444)
 Net transfers among funds and
  guaranteed interest account .................      (18,801,218)    (25,094,055)      (4,765,223)      (188,630,273)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (24,430,858)    (35,030,950)      (6,899,064)      (115,417,739)
                                                 ---------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (657,407)         34,900         (601,644)           249,927
                                                 ---------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............      (34,937,065)     47,882,547       66,927,065       (190,865,763)
NET ASSETS
 BEGINNING OF PERIOD ..........................      546,711,558     498,829,011      431,901,946        850,304,536
                                                 ---------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   511,774,493   $ 546,711,558    $ 498,829,011    $   659,438,773
                                                 ===============   =============    =============    ===============




                                                       EQ EQUITY 500 INDEX
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................     27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     92,088,291       73,609,890
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    123,138,444       81,294,263
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................    (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................    222,120,321       74,806,928
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    284,550,492      122,441,002
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (1,148,745)        (430,965)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................    443,764,345      240,460,045
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 850,304,536    $ 443,764,345
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/EVERGREEN
                                                   EQ/EVERGREEN (A)          FOUNDATION (A)
                                                ----------------------- ------------------------
                                                    2000        1999        2000         1999
                                                ------------ ---------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (649)   $    81    $   2,846    $      29
 Net realized gain (loss) .....................    (18,345)        20          192          302
 Change in unrealized appreciation
  (depreciation) on investments ...............    (47,080)     1,450      (13,003)      (1,505)
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  operations ..................................    (66,074)     1,551       (9,965)      (1,174)
                                                 ---------    -------    ---------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    170,085      6,341       76,531           93
 Benefits and other policy-related
  transactions (Note 3) .......................    (40,582)      (434)     (12,610)         (53)
 Net transfers among funds and
  guaranteed interest account .................    389,449     21,204      182,282        2,377
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................    518,952     27,111      246,203        2,417
                                                 ---------    -------    ---------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      1,805         18        3,958        1,605
                                                 ---------    -------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS .............    454,683     28,680      240,196        2,848
NET ASSETS
 BEGINNING OF PERIOD ..........................     28,680         --        2,848           --
                                                 ---------    -------    ---------    ---------
NET ASSETS
 END OF PERIOD ................................  $ 483,363    $28,680    $ 243,044    $   2,848
                                                 =========    =======    =========    =========




                                                   EQ/JANUS
                                                   LARGE CAP
                                                  GROWTH (D)                EQ/PUTNAM BALANCED
                                                -------------- ---------------------------------------------
                                                     2000            2000           1999           1998
                                                -------------- --------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,297    $     242,042   $    2,956    $      92,355
 Net realized gain (loss) .....................       (3,341)         (90,479)     632,039          419,996
 Change in unrealized appreciation
  (depreciation) on investments ...............     (280,573)         554,259     (752,142)         (10,350)
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (282,617)         705,822     (117,147)         502,001
                                                  ----------    -------------   ----------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      531,995        2,500,056    2,976,182        1,733,126
 Benefits and other policy-related
  transactions (Note 3) .......................      (28,461)      (1,284,376)    (738,901)        (429,944)
 Net transfers among funds and
  guaranteed interest account .................    3,230,829       (1,027,773)     381,163        2,537,998
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    3,734,363          187,907    2,618,444        3,841,180
                                                  ----------    -------------   ----------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      502,998             (437)     (79,687)      (2,292,055)
                                                  ----------    -------------   ----------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    3,954,744          893,292    2,421,610        2,051,126
NET ASSETS
 BEGINNING OF PERIOD ..........................           --        8,431,103    6,009,493        3,958,367
                                                  ----------    -------------   ----------    -------------
NET ASSETS
 END OF PERIOD ................................   $3,954,744    $   9,324,395   $8,431,103    $   6,009,493
                                                  ==========    =============   ==========    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/PUTNAM GROWTH & INCOME VALUE
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255
                                                 ============    ============    ============



                                                 FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                ---------------- ----------------------------------------------
                                                      2000             2000           1999            1998
                                                ---------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................    $    1,719     $    183,673    $   (113,891)  $      3,173
 Net realized gain (loss) .....................        22,280         (925,533)     (1,591,217)      (142,969)
 Change in unrealized appreciation
  (depreciation) on investments ...............        45,777        2,355,805       1,920,459     (3,986,631)
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................        69,776        1,613,945         215,351     (4,126,427)
                                                   ----------     ------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       366,696        8,252,522      11,009,658     13,378,658
 Benefits and other policy-related
  transactions (Note 3) .......................       (11,914)      (3,957,634)     (4,607,292)    (4,042,103)
 Net transfers among funds and
  guaranteed interest account .................     1,093,460       (4,015,926)     (7,372,698)     7,112,708
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,448,242          278,962        (970,332)    16,449,263
                                                   ----------     ------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       500,894          (14,691)        (23,731)      (622,058)
                                                   ----------     ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,018,912        1,878,216        (778,712)    11,700,778
NET ASSETS
 BEGINNING OF PERIOD ..........................            --       35,948,213      36,726,925     25,026,147
                                                   ----------     ------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................    $2,018,912     $ 37,826,429    $ 35,948,213   $ 36,726,925
                                                   ==========     ============    ============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          MERCURY BASIC VALUE EQUITY
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  2,328,016    $    314,801    $    126,014
 Net realized gain (loss) .....................     3,134,933       2,389,365         874,115
 Change in unrealized appreciation
  (depreciation) on investments ...............        80,020       1,362,581        (226,962)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     5,542,969       4,066,747         773,167
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    14,274,696      10,931,366       6,388,355
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,317,905)     (3,171,744)     (1,430,414)
 Net transfers among funds and
  guaranteed interest account .................      (709,168)      7,845,599       8,794,685
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     8,247,623      15,605,221      13,752,626
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,113)        (43,053)     (1,392,853)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    13,788,479      19,628,915      13,132,940
NET ASSETS
 BEGINNING OF PERIOD ..........................    39,790,309      20,161,394       7,028,454
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 53,578,788    $ 39,790,309    $ 20,161,394
                                                 ============    ============    ============



                                                           MERCURY WORLD STRATEGY              MFS EMERGING GROWTH COMPANIES
                                                -------------------------------------------- ----------------------------------
                                                      2000           1999           1998            2000             1999
                                                --------------- -------------- ------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     128,345    $   22,881    $   24,281    $     4,239,609   $    (640,976)
 Net realized gain (loss) .....................        548,879       265,460        19,432         42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,423,943)      665,736       225,660       (121,109,758)     70,081,784
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................       (746,719)      954,077       269,373        (74,624,029)     86,987,937
                                                 -------------    ----------    ----------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      1,503,266     1,304,821     1,050,984         70,287,748      32,825,036
 Benefits and other policy-related
  transactions (Note 3) .......................       (660,475)     (511,416)     (294,100)       (27,814,422)    (13,737,378)
 Net transfers among funds and
  guaranteed interest account .................        109,717      (504,202)    1,271,852        106,624,803      76,182,753
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        952,508       289,203     2,028,736        149,098,129      95,270,411
                                                 -------------    ----------    ----------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (455,226)     (999,768)     (849,043)           (13,468)        (72,131)
                                                 -------------    ----------    ----------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............       (249,437)      243,512     1,449,066         74,460,632     182,186,217
NET ASSETS
 BEGINNING OF PERIOD ..........................      5,372,224     5,128,712     3,679,646        238,183,041      55,996,824
                                                 -------------    ----------    ----------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   5,122,787    $5,372,224    $5,128,712    $   312,643,673   $ 238,183,041
                                                 =============    ==========    ==========    ===============   =============




                                                 MFS EMERGING
                                                    GROWTH
                                                   COMPANIES
                                                --------------
                                                     1998
                                                ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   (156,515)
 Net realized gain (loss) .....................     4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............     6,824,857
                                                 ------------
 Net increase (decrease) in net assets from
  operations ..................................    10,939,306
                                                 ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................    25,975,152
                                                 ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    34,803,330
                                                 ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................    (2,575,513)
                                                 ------------
INCREASE (DECREASE) IN NET ASSETS .............    43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................    12,829,701
                                                 ------------
NET ASSETS
 END OF PERIOD ................................  $ 55,996,824
                                                 ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                MFS GROWTH WITH INCOME (A)                  MFS RESEARCH
                                                -------------------------- -----------------------------------------------
                                                     2000          1999          2000            1999            1998
                                                -------------- ----------- ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837    $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................       13,705        (227)       12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637       (17,114,439)     6,720,924      3,063,681
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247        (4,880,059)     8,646,570      3,543,186
                                                  ----------    --------    --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806        15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)       (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238        13,683,263      4,280,012     12,108,388
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437        23,355,937     11,978,500     17,198,434
                                                  ----------    --------    --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030            (2,662)        (9,698)    (2,472,499)
                                                  ----------    --------    --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714        18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --        48,637,352     28,021,980      9,752,859
                                                  ----------    --------    --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714    $   67,110,568   $ 48,637,352   $ 28,021,980
                                                  ==========    ========    ==============   ============   ============



                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       T. ROWE PRICE INTERNATIONAL STOCK
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (279,634)  $     (8,104)  $    138,710
 Net realized gain (loss) .....................       7,054,085      5,209,876        354,819
 Change in unrealized appreciation
  (depreciation) on investments ...............     (17,906,392)     7,742,298      2,423,801
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     (11,131,941)    12,944,070      2,917,330
                                                 --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,284,127     10,327,110      7,881,587
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,430,591)    (3,787,076)    (2,527,577)
 Net transfers among funds and
  guaranteed interest account .................       7,328,519      3,167,992      8,401,386
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      15,182,055      9,708,026     13,755,396
                                                 --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (2,816)         1,576     (4,050,846)
                                                 --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............       4,047,298     22,653,672     12,621,880
NET ASSETS
 BEGINNING OF PERIOD ..........................      53,314,026     30,660,354     18,038,474
                                                 --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $   57,361,324   $ 53,314,026   $ 30,660,354
                                                 ==============   ============   ============



                                                          T. ROWE PRICE EQUITY INCOME
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  1,299,920    $    726,104    $    549,152
 Net realized gain (loss) .....................     2,373,428       2,737,736       1,272,326
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,594,684      (2,538,268)        512,068
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     6,268,032         925,572       2,333,546
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    12,256,205      14,411,461      11,367,975
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,668,132)     (5,261,454)     (4,190,748)
 Net transfers among funds and
  guaranteed interest account .................    (7,594,523)       (470,263)     16,615,531
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (1,006,450)      8,679,744      23,792,758
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,888)        (93,180)     (1,493,701)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     5,258,694       9,512,136      24,632,603
NET ASSETS
 BEGINNING OF PERIOD ..........................    53,201,667      43,689,531      19,056,928
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 58,460,361    $ 53,201,667    $ 43,689,531
                                                 ============    ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology and EQ/Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

The Account consists of forty-three variable investment options of which thirty-five are reported herein:

o Alliance Common Stock
o Alliance Conservative Investors
o Alliance Global
o Alliance Growth and Income
o Alliance Growth Investors
o Alliance High Yield
o Alliance Intermediate Government Securities
o Alliance International
o Alliance Money Market
o Alliance Quality Bond
o Alliance Small Cap Growth
o Capital Guardian Research
o Capital Guardian U.S. Equity
o EQ/Aggressive Stock(1)
o EQ/Alliance Premier Growth
o EQ/Alliance Technology
o EQ/AXP New Dimensions
o EQ/AXP Strategy Aggressive
o EQ/Balanced(2)
o EQ Equity 500 Index(3)
o EQ/Evergreen
o EQ/Evergreen Foundation
o EQ/Janus Large Cap Growth
o EQ/Putnam Balanced
o EQ/Putnam Growth & Income Value
o FI Mid Cap
o FI Small/Mid Cap Value(4)
o Mercury Basic Value Equity(5)
o Mercury World Strategy(6)
o MFS Emerging Growth Companies
o MFS Growth and Income
o MFS Research
o Morgan Stanley Emerging Markets Equity
o T. Rowe Price International Stock
o T. Rowe Price Equity Income

----------------------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Balanced
(3) Formerly known as Alliance Equity Index
(4) Formerly known as Warburg Pincus Small Company Value
(5) Formerly known as Merrill Lynch Basic Value Equity
(6) Formerly known as Merrill Lynch World Strategy
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


1. General (Concluded)

On October 6, 2000 the Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index Portfolio. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life PlusSM, IL ProtectorSM and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life PlusSM Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. Incentive Life policies sold during 1999 and thereafter ("Incentive Life sales 1999 and after") reflect an investment in Class IB of the Alliance portfolios and are different from Incentive Life products (see Note 6).

All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Receivable/payable for policy-related  transactions represent amount due to/from
General  Account  predominately  related  to  premiums,   surrenders  and  death
benefits.

Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263 for the years ended
2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                MORTALITY AND
                                                                   EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------- ----------- ---------------- ------
Incentive Life, Incentive Life 2000, Survivorship Incentive
Life, Incentive Life Plus
Second Series, Champion 2000 (a) ...........................       .60%          --            --            .60%
IL Plus Original Series, IL COLI (b)........................        --           --            --             --
Survivorship 2000 (a) ......................................       .90%          --            --            .90%
IL Protector (a) ...........................................       .80%          --            --            .80%
Accumulator Life (a) .......................................      1.35%          --            --           1.35%
SP Flex (a) ................................................       .85%         .60%          .35%          1.80%

----------
(a) Charged to daily net assets of the Account.
(b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                                  YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------
            VARIABLE INVESTMENT OPTION                     2000              1999              1998
-------------------------------------------------   ----------------- ----------------- -----------------
Alliance Common Stock ...........................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
Alliance Conservative Investors .................        (1,266,918)       (1,439,722)       (1,502,507)
Alliance Global .................................        (4,354,919)       (3,414,228)       (3,632,595)
Alliance Growth and Income ......................        (1,390,650)       (1,193,588)       (1,285,582)
Alliance Growth Investors .......................        (6,911,496)       (6,678,645)       (5,613,223)
Alliance High Yield .............................        (2,768,086)        1,254,634        (1,839,368)
Alliance Intermediate Government Securities .....          (786,255)         (194,809)         (685,662)
Alliance International ..........................          (422,427)         (370,877)         (398,118)
Alliance Money Market ...........................        (3,826,779)         (531,900)       (1,591,380)
Alliance Quality Bond ...........................        (1,972,087)       (1,882,364)       (1,509,018)
Alliance Small Cap Growth .......................          (766,644)         (384,204)       (1,675,446)
Capital Guardian Research(2) ....................              (461)               --                --
Capital Guardian U.S. Equity(2) .................              (423)               --                --
EQ/Aggressive Stock .............................        (8,081,955)       (3,284,577)       (6,122,856)
EQ/Alliance Premier Growth(1) ...................        (2,511,999)          (60,529)               --
EQ/Alliance Technology(3) .......................           350,000                --                --
EQ/AXP New Dimensions(4) ........................           500,000                --                --
EQ/AXP Strategy Aggressive(4) ...................           500,000                --                --
EQ/Balanced .....................................        (3,906,495)       (3,060,971)       (3,367,411)
EQ Equity 500 Index .............................        (3,480,655)       (4,878,705)        2,293,340
EQ/Evergreen ....................................               (33)               --                --
EQ/Evergreen Foundation .........................             4,979                --                --
EQ/Janus Large Cap Growth(4) ....................           500,000                --                --
EQ/Putnam Balanced ..............................           (39,928)         (119,105)       (2,310,799)
EQ/Putnam Growth & Income Value .................          (114,001)         (177,637)       (1,391,562)
FI Mid Cap(4) ...................................           500,000                --                --
FI Small/Mid Cap Value ..........................           186,247          (204,730)         (790,600)
Mercury Basic Value Equity ......................          (232,103)         (196,510)       (1,459,281)
Mercury World Strategy ..........................          (478,802)       (1,018,674)         (861,511)
MFS Emerging Growth Companies ...................        (1,782,086)         (713,109)       (2,732,997)
MFS Growth with Income(1) .......................            14,190            29,599                --
MFS Research ....................................          (324,884)         (218,336)       (2,558,541)
Morgan Stanley Emerging Markets Equity ..........        (1,427,425)       (2,019,694)          (21,425)
T. Rowe Price International Stock ...............          (302,002)         (194,106)       (4,170,518)
T. Rowe Price Equity Income .....................          (271,656)         (365,303)       (1,667,503)

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


5. Distribution and Servicing Agreements

Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


6. Investment Returns

The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

The  Separate   Account  rates  of  return   attributable   to  Incentive  Life,
Survivorship Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, Accumulator Life and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

The Separate Account rates of return attributable to Incentive Life Sales 1999 and after, Survivorship Incentive Life and Accumulator Life for the Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth & Income, EQ Equity 500 Index, Alliance Common Stock, Alliance Global, Alliance International, EQ/Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, EQ/Balanced, Alliance Growth Investors are different from other products in the same variable investment option because distribution fees of 0.25% of the average daily assets of the variable investment option are deducted (see Note 1).


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (14.54)%       24.44%      28.61%      28.44%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.22%      37.88%
Net return ............. 23.53%      31.66%      (2.73)%       24.08%      2.60%      37.06%


                                                   YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996
-------------------------------    ---------- ----------- ----------- ----------- ----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.88%       9.48%      13.20%      12.55%      4.57%



                                                     YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS        1995         1994         1993       1992        1991
-------------------------------    ----------- ------------- ----------- ---------- -----------
Gross return ..................... 20.40%      (4.10)%       10.76%      5.72%      19.87%
Net return ....................... 19.68%      (4.67)%       10.15%      5.09%      19.16%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (19.15)%       37.70%      21.07%      10.88%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 13.91%      18.11%      4.60%      31.33%      (1.10)%       29.77%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 8.30%      17.95%      20.14%      25.99%      19.36%      23.33%      (1.17)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.41)%


                                         YEARS ENDED DECEMBER 31,
                             -------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997
-------------------------    ------------- ----------- ----------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%
Net return ................. (7.26)%       25.82%      18.41%      16.07%



                                                     YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS        1996        1995         1994         1993       1992        1991
-------------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ............... 12.61%      26.37%      (3.15)%       15.26%      4.90%      48.89%
Net return ................. 11.93%      25.62%      (3.73)%       14.58%      4.27%      48.01%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%
Net return ........... (9.19)%       (3.93)%       (5.72)%       17.76%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 22.14%      19.20%      (3.37)%       22.41%      11.64%      23.72%


                                                                YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE   ---------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES      2000        1999        1998       1997       1996        1995         1994         1993       1992
---------------------   ---------- ------------ ---------- ---------- ---------- ----------- ------------- ----------- ----------
Gross return .......... 9.27%        0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%      5.60%
Net return ............ 8.51%       (0.46)%     7.10%      6.65%      3.15%      12.65%      (4.95)%        9.88%      4.96%



                           APRIL 1 (A)
                         TO DECEMBER 31,
ALLIANCE INTERMEDIATE   ----------------
GOVERNMENT SECURITIES         1991
---------------------   ----------------
Gross return .......... 12.26%
Net return ............ 11.60%


                                                                                           APRIL 3 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997        1996          1995
----------------------    -------------- ----------- ----------- ------------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%      11.29%
Net return .............. (23.49)%       36.96%       9.90%      (3.63)%       9.15%      10.79%







                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 5.62%      4.35%      4.71%      4.79%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.18%
Net return ............. 4.70%      5.11%      3.39%      2.35%      2.94%      5.55%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.82%      (2.59)%       8.03%      8.49%      4.73%      16.32%      (5.67)%       (0.66)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.30%      27.14%      (4.85)%       26.18%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (13.65)%       18.13%       (0.31)%     10.14%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 21.46%      30.85%      (4.39)%       16.05%      (3.74)%       85.75%




                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO DECEMBER 31,
                         -------------------------------
EQ/AXP NEW DIMENSIONS                  2000
---------------------    -------------------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO DECEMBER 31,
                              -------------------------------
EQ/AXP STRATEGY AGGRESSIVE                  2000
--------------------------    -------------------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (1.91)%       17.09%      17.40%      14.30%      11.00%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.84)%       41.26%
Net return ........... 19.03%      (8.57)%       11.64%      (3.42)%       40.42%







                                                                                                      SEPTEMBER 30 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- --------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.12)%     19.66%      27.30%      31.77%      21.65%      35.66%      0.58%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 (E) TO DECEMBER 31,
                             -------------------------------
EQ/JANUS LARGE CAP GROWTH                  2000
-------------------------    -------------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.31%       (0.56)%     11.14%      14.02%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH &     ------------------------------------ -------------
INCOME VALUE              2000         1999         1998         1997
------------------     ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 6.14%      (1.95)%       12.14%      15.75%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.51%      1.19%      (10.55)%       18.65%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 11.14%      18.23%      10.91%      16.55%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (11.98)%       20.62%      6.18%      4.29%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.32)%       72.63%      33.71%      21.95%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (5.83)%       22.38%      23.36%      15.59%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.40)%       94.57%      (27.46)%       (20.37)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 12.19%      2.93%      8.42%      21.64%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.16)%       31.08%      13.01%      (1.90)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE COMMON STOCK               2000                1999
---------------------    ------------------------- --------------
Gross return ........... (14.25)%                  24.88%
Net return ............. (14.76)%                  24.13%


                                                              JUNE 4 (B) TO
                                    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                   ------------------------- --------------
ALLIANCE CONSERVATIVE INVESTORS               2000                1999
-------------------------------    ------------------------- --------------
Gross return ..................... 3.24%                     9.87%
Net return ....................... 2.63%                     5.79%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE GLOBAL                   2000                1999
---------------        ------------------------- --------------
Gross return ......... (18.86)%                  38.17%
Net return ........... (19.35)%                  27.23%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
ALLIANCE GROWTH AND INCOME               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 8.68%                     18.37%
Net return .................. 8.03%                      6.33%


                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE GROWTH INVESTORS               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... (6.94)%                   26.27%
Net return ................. (7.50)%                   15.36%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE HIGH YIELD               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (8.90)%                   (3.58)%
Net return ........... (9.44)%                   (4.16)%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------- --------------
GOVERNMENT SECURITIES               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 8.99%                     (0.23)%
Net return ............. 8.24%                      0.32%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
ALLIANCE INTERNATIONAL               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (22.86)%                  36.90%
Net return .............. (23.61)%                  34.41%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE MONEY MARKET               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 5.99%                     4.71%
Net return ............. 5.36%                     4.10%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE QUALITY BOND               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 11.28%                    (2.25)%
Net return ............. 10.62%                    (0.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE SMALL CAP GROWTH               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... 13.78%                    27.46%
Net return ................. 12.97%                    26.86%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/AGGRESSIVE STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (13.35)%                  18.55%
Net return ........... (13.86)%                  17.83%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/BALANCED                       2000                1999
-----------            ------------------------- --------------
Gross return ......... (1.58)%                   17.50%
Net return ........... (2.17)%                   10.98%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ EQUITY 500 INDEX (F)               2000                1999
-----------------------    ------------------------- --------------
Gross return .............  ( 9.81)%                 20.08%
Net return ...............  (10.35)%                  9.66%





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 TO DECEMBER 31,
                             ---------------------------
EQ/JANUS LARGE CAP GROWTH                2000
-------------------------    ---------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/PUTNAM BALANCED                2000                1999
------------------     ------------------------- --------------
Gross return ......... 8.99%                       0.01%
Net return ........... 8.31%                      (0.56)%


                                                       JUNE 4 (B) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------- --------------
VALUE                                  2000                1999
-------------------------   ------------------------- --------------
Gross return .............. 6.69%                     (1.27)%
Net return ................ 6.14%                     (1.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
FI SMALL/MID CAP VALUE               2000                1999
----------------------    ------------------------- --------------
Gross return ............ 5.13%                     1.80%
Net return .............. 4.51%                     1.19%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
MERCURY BASIC VALUE EQUITY               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 11.81%                    19.00%
Net return .................. 11.14%                    18.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MERCURY WORLD STRATEGY               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (11.40)%                  21.35%
Net return .............. (11.98)%                  20.62%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
MFS EMERGING           ------------------------- --------------
GROWTH COMPANIES                  2000                1999
----------------       ------------------------- --------------
Gross return ......... (18.56)%                  73.62%
Net return ........... (19.32)%                  72.63%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
MFS RESEARCH                      2000                1999
------------           ------------------------- --------------
Gross return ......... (5.25)%                   23.12%
Net return ........... (5.83)%                   22.38%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
MORGAN STANLEY             ------------------------- --------------
EMERGING MARKETS EQUITY               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (40.12)%                  95.82%
Net return ............... (40.40)%                  94.57%


                                                          JUNE 4 (B) TO
                                YEAR ENDED DECEMBER 31,   DECEMBER 31,
                               ------------------------- --------------
T. ROWE PRICE EQUITY INCOME               2000                1999
---------------------------    ------------------------- --------------
Gross return ................. 13.14%                    3.54%
Net return ................... 12.19%                    2.93%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
T. ROWE PRICE          ------------------------- --------------
INTERNATIONAL STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (18.70)%                  31.92%
Net return ........... (19.16)%                  31.08%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997        1996        1995         1994         1993
---------------------    -------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%      32.45%      (2.14)%       24.84%
Net return ............. (14.80)%       24.07%      28.22%      28.06%      23.15%      31.26%      (3.02)%       23.70%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
                         -----------------
ALLIANCE COMMON STOCK           1992
---------------------    -----------------
Gross return ........... 5.28%
Net return ............. 4.93%


                                              YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997
-------------------------------    ---------- ----------- ----------- -----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%
Net return ....................... 2.57%       9.15%      12.85%      12.21%



                                                       YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       1996        1995         1994         1993         1992
-------------------------------    ---------- ----------- ------------- ----------- -------------
Gross return ..................... 5.21%      20.40%      (4.10)%       10.76%      1.38%
Net return ....................... 4.26%      19.32%      (4.96)%        9.81%      1.04%


                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997        1996        1995       1994        1993
---------------        -------------- ----------- ----------- ----------- ----------- ----------- ---------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%      18.81%      5.23%      32.09%
Net return ........... (19.39)%       37.28%      20.70%      10.54%      13.56%      17.75%      4.29%      30.93%













                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE GLOBAL               1992
---------------        -----------------
Gross return ......... 4.87%
Net return ........... 4.52%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 7.98%      17.60%      19.78%      25.61%      19.00%      22.96%      (1.47)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.48)%


                                                                  YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995         1994         1993
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.15)%       15.26%
Net return ................. (7.54)%       25.44%      18.06%      15.72%      11.59%      25.24%      (4.02)%       14.24%



                              AUGUST 17 (A) TO
                                DECEMBER 31,
                             -----------------
ALLIANCE GROWTH INVESTORS           1992
-------------------------    -----------------
Gross return ...............    6.89%
Net return .................    6.53%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD         2000        1999       1998        1997        1996        1995         1994         1993
-------------------    ------------- ---------- ---------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (8.65)%       3.35%      5.15%      18.47%      22.89%      19.92%      (2.79)%       23.15%
Net return ........... (9.47)%       4.22%      6.00%      17.40%      21.77%      18.84%      (3.66)%       22.04%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE HIGH YIELD           1992
-------------------    -----------------
Gross return .........    1.84%
Net return ...........    1.50%


                                                           YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES       2000       1999       1998       1997       1996        1995         1994         1993
---------------------    ---------- ---------- ---------- ---------- ---------- ----------- ------------- -----------
Gross return ........... 9.27%      0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%
Net return ............. 8.19%      0.76%      6.78%      6.33%      2.84%      12.31%      (5.23)%        9.55%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
ALLIANCE INTERMEDIATE    -----------------
GOVERNMENT SECURITIES           1992
---------------------    -----------------
Gross return ........... 0.90%
Net return ............. 0.56%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      2.98%      9.82%      11.29%
Net return .............. (23.72)%       36.55%       9.57%      3.93%      8.82%      10.55%









                                                                                                                  AUGUST 17 (A) TO
                                                        YEARS ENDED DECEMBER 31,                                    DECEMBER 31,
                         --------------------------------------------------------------------------------------- -----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997       1996       1995       1994       1993           1992
---------------------    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%      5.74%      4.02%      3.00%      1.11%
Net return ............. 5.30%      4.04%      4.39%      4.47%      4.38%      4.80%      3.08%      2.04%      0.77%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.48%      (2.88)%       7.71%      8.16%      4.41%      15.97%      (5.95)%       (0.73)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 12.96%      26.76%      (5.14)%       25.92%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 4.96%                     6.46%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.66%                     3.11%


                                                             YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997        1996        1995         1994         1993
-------------------    -------------- ----------- ------------ ----------- ----------- ----------- ------------- -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%      31.63%      (3.81)%       16.77%
Net return ........... (13.91)%       17.77%       (0.62)%      9.81%      21.09%      30.46%      (4.68)%       15.70%



                        MARCH 1 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          1992
-------------------    ---------------
Gross return ......... 11.49%
Net return ........... 11.11%






                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.12)%                  18.28%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.66)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.01)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.79)%


                                                            YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996        1995         1994         1993
-----------            ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%      19.75%      (8.02)%       12.28%
Net return ........... (2.21)%       16.73%      17.05%      13.96%      10.67%      18.68%      (8.84)%       11.30%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
EQ/BALANCED                   1992
-----------            -----------------
Gross return ......... 5.37%
Net return ........... 5.02%





                                                                                                      MARCH 1(A) TO
                                                   YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                           ------------------------------------------------------------------------- --------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995         1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.39)%     19.30%      26.92%      31.38%      21.28%      35.26%      0.33%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.50)%                  8.73%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.67)%                   6.14%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (15.93)%


                                                          MAY 1 (A) TO
                           YEARS ENDED DECEMBER 31,       DECEMBER 31,
                       --------------------------------- -------------
EQ/PUTNAM BALANCED        2000       1999        1998         1997
------------------     ---------- ---------- ----------- -------------
Gross return ......... 8.99%      0.01%      11.92%      14.38%
Net return ........... 7.98%      0.86%      10.81%      13.79%


                                                                  MAY 1 (A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------------------ -------------
VALUE                          2000         1999         1998         1997
-------------------------   ---------- ------------- ----------- -------------
Gross return .............. 6.69%      (1.27)%       12.75%      16.23%
Net return ................ 5.82%      (2.25)%       11.81%      15.52%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.13%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.20%      0.88%      (10.82)%       18.41%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.81%      17.87%      10.58%      16.32%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.25)%       20.25%      5.86%      4.08%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING GROWTH    -------------------------------------- -------------
COMPANIES                   2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.56)%       72.11%      33.31%      21.70%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.58)%                   7.74%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.11)%       22.01%      22.99%      15.36%


                                                                     AUGUST 1 (A) TO
                                  YEARS ENDED DECEMBER 31,            DECEMBER 31,
MORGAN STANLEY EMERGING   ----------------------------------------------------------
MARKETS EQUITY                 2000          1999         1998            1997
-----------------------   -------------- ----------- -------------- ----------------
Gross return ............ (40.12)%       95.82%      (27.10)%       (20.16)%
Net return .............. (40.58)%       93.98%      (27.68)%       (20.46)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.85%      2.62%      8.09%      21.40%


                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.41)%       30.68%      12.67%      (2.10)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                               YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------
                                           2000          1999        1998        1997        1996        1995
                                      -------------- ----------- ----------- ----------- ----------- -----------
Alliance Common Stock ............... (14.03)%        25.19%      29.39%     29.40%      24.28%      33.07%
Alliance Conservative Investors .....   3.50%         10.14%      13.88%     13.25%       5.21%      20.59%
Alliance Global ..................... (18.66)%        38.53%      21.80%     11.66%      14.60%      19.38%
Alliance Growth and Income ..........   8.95%         18.66%      20.86%     26.90%      20.09%      24.38%
Alliance Growth Investors ........... ( 6.71)%        26.58%      19.13%     16.87%      12.61%      26.92%
Alliance High Yield ................. ( 8.65)%        (3.35)%     (5.15)%    18.47%      22.89%      19.95%
Alliance Intermediate
Government Securities ...............   9.27%          0.02%       7.74%      7.29%       3.78%      13.31%


                                                                                           APRIL 30 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ----------------
                               2000          1999        1998         1997        1996          1995
                          -------------- ----------- ----------- ------------- ---------- ----------------
Alliance International .. (22.77)%       37.31%      10.57%      (3.05)%       9.81%      11.29%


                                              YEARS ENDED DECEMBER 31,
                         -------------------------------------------------------------------
                            2000        1999        1998       1997       1996       1995
                         ---------- ------------ ---------- ---------- ---------- ----------
Alliance Money Market ..  6.24%       4.96%      5.34%      5.42%      5.33%       5.69%
Alliance Quality Bond .. 11.48%      (2.00)%     8.69%      9.14%      5.36%      17.13%


                                                                    AUGUST 20 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------- -----------------
                                 2000        1999         1998            1997
                             ----------- ----------- ------------- -----------------
Alliance Small Cap Growth .. 14.12%      27.75%      (4.28)%       26.69%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                           AUGUST 30 (E) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
                                           2000                  1999
                                ------------------------- -----------------
Capital Guardian Research ..... 5.92%                     7.10%
Capital Guardian U.S. Equity .. 3.56%                     3.76%


                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
                            2000          1999       1998        1997        1996        1995
                       -------------- ----------- ---------- ----------- ----------- -----------
EQ/Aggressive Stock .. (13.13)%       18.84%      0.29%      10.94%      22.20%      33.00%


                                                         JUNE 4 (E) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
                                         2000                1999
                              ------------------------- --------------
EQ/Alliance Premier Growth .. (18.34)%                  18.97%


                           MAY 22(D) TO
                           DECEMBER 31,
                          -------------
                               2000
                          -------------
EQ/Alliance Technology .. (33.30)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
                                     2000
                              ------------------
EQ/AXP New Dimensions ....... (16.78)%
EQ/AXP Strategy Aggressive .. (37.61)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                   YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------
                                2000         1999        1998        1997        1996        1995
                           ------------- ----------- ----------- ----------- ----------- -----------
EQ/Balanced .............. (1.32)%       17.79%      18.11%      15.06%      11.68%      20.32%
EQ Equity 500 Index (f) .. (9.58)%       20.38%      28.07%      32.57%      22.38%      36.53%


                                                       JUNE 4 (D) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
                            ------------------------- --------------
                                       2000                1999
                            ------------------------- --------------
EQ/Evergreen .............. (11.66)%                  9.70%
EQ/Evergreen Foundation ... ( 4.82)%                  7.38%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
                                    2000
                             ------------------
EQ/Janus Large Cap Growth .. (15.70)%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
                                 2000        1999         1998         1997
                              ---------- ------------ ----------- -------------
EQ/Putnam Balanced .......... 8.99%        0.01%      11.92%      14.48%
EQ/Putnam Growth & Income
Value ....................... 6.69%       (1.27)%     12.75%      14.48%


                      OCTOBER 22 (E) TO
                        DECEMBER 31,
                     ------------------
                            2000
                     ------------------
FI Mid Cap ......... 0.46%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                     MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,          DECEMBER 31,
                            --------------------------------------- -------------
                                 2000        1999         1998           1997
                            ------------- ---------- -------------- -------------
FI Small/Mid Cap Value ....    5.13%       1.80%     (10.02)%       19.13%
Mercury Basic Value Equity    11.81%      19.00%      11.59%        17.02%
Mercury World Strategy ....  (11.40)%     21.35%       6.81%         4.71%
MFS Emerging Growth
Companies .................  (18.56)%     73.62%      34.57%        22.44%


                                                     JUNE 4 (D) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
                                     2000                1999
                          ------------------------- --------------
MFS Growth with Income .. (0.77)%                   8.76%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
                            2000         1999        1998         1997
                       ------------- ----------- ----------- -------------
MFS Research ......... (5.25)%       23.12%      24.11%      16.05%


                                                                       AUGUST 20 (A) TO
                                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                            ----------------------------------------- -----------------
                                 2000          1999         1998             1997
                            -------------- ----------- -------------- -----------------
Morgan Stanley Emerging
Markets Equity ............ (40.12)%       95.82%      (27.10)%       (20.19)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                    MAY 1 (A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                               ----------------------------------- -------------
                                    2000        1999       1998         1997
                               ------------- ---------- ---------- -------------
T. Rowe Price Equity Income ..   13.14%       3.54%      9.11%      22.13%
T. Rowe Price
International Stock ..........  (18.70)%     31.92%     13.68%      (1.50)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                             AUGUST 5 (A) TO
                                      YEARS ENDED DECEMBER 31,                DECEMBER 31,
                         -------------------------------------------------- ----------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997          1996
---------------------    -------------- ----------- ----------- ----------- ----------------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%
Net return ............. (14.72)%       24.19%      28.35%      28.18%      17.44%


                                                                                   AUGUST 5 (A) TO
                                              YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                   ---------------------------------------------- ----------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997          1996
-------------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.68%      19.26%      12.97%      12.32%      7.94%


                                                                           AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       -------------------------------------------------- ----------------
ALLIANCE GLOBAL             2000          1999        1998        1997          1996
---------------        -------------- ----------- ----------- ----------- ----------------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%
Net return ........... (19.31)%       37.42%      20.83%      10.65%       6.78%


                                                                              AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ---------------------------------------------- ----------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997          1996
--------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%
Net return .................. 8.09%      17.71%      19.90%      25.74%      15.63%


                                                                                AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,                DECEMBER 31,
                             ------------------------------------------------- ----------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997          1996
-------------------------    ------------- ----------- ----------- ----------- ----------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%
Net return ................. (7.45)%       25.57%      18.18%      15.84%       9.38%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                              AUGUST 5 (A) TO
                                     YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                       ----------------------------------------------------- ----------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997          1996
-------------------    ------------- ------------- ------------- ----------- ----------------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%      22.89%
Net return ........... (9.38)%       (4.13)%       (5.91)%       17.52%      13.90%


                                                                        AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,              DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------- ----------------
GOVERNMENT SECURITIES       2000        1999        1998       1997          1996
---------------------    ---------- ------------ ---------- ---------- ----------------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 8.30%       (0.66)%     6.88%      6.43%      4.49%


                                                                                AUGUST 5 (A) TO
                                        YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                          ---------------------------------------------------- ----------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997           1996
----------------------    -------------- ----------- ----------- ------------- ----------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%
Net return .............. (23.64)%       36.68%       9.68%      (3.83)%       2.11%


                                                                      AUGUST 5 (A) TO
                                  YEARS ENDED DECEMBER 31,             DECEMBER 31,
                         ------------------------------------------- ----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997          1996
---------------------    ---------- ---------- ---------- ---------- ----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%
Net return ............. 5.40%      4.14%      4.50%      4.57%      2.98%


                                                                          AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,               DECEMBER 31,
                         ----------------------------------------------- ----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997          1996
---------------------    ----------- ------------- ---------- ---------- ----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%
Net return ............. 10.60%      (2.78)%       7.82%      8.27%      7.86%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.08%      26.89%      (5.04)%       26.01%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.07%                     6.53%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
------------------------------- ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.76%                     3.28%


                                                                            AUGUST 30 (C) TO
                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                       --------------------------------------------------- -----------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997           1996
-------------------    -------------- ----------- ------------ ----------- -----------------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%
Net return ........... (13.83)%       17.89%       (0.52)%      9.92%       6.22%


                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.04)%                  18.36%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.61)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.98)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.77)%


                                                                          AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       ------------------------------------------------- ----------------
EQ/BALANCED                 2000         1999        1998        1997          1996
-----------            ------------- ----------- ----------- ----------- ----------------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (2.11)%       16.85%      17.17%      14.07%       8.67%


                                                                              AUGUST 5 (A) TO
                                       YEARS ENDED DECEMBER 31,                DECEMBER 31,
                           ------------------------------------------------- ----------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997          1996
-----------------------    ------------- ----------- ----------- ----------- ----------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%
Net return ...............  (10.30)%     19.42%      27.05%      31.51%      16.25%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.42)%                  6.81%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.57)%                   9.83%


                              OCTOBER 22 TO
                              DECEMBER 31,
                             --------------
EQ/JANUS LARGE CAP GROWTH         2000
-------------------------    --------------
Gross return ............... (15.70)%
Net return ................. (15.90)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.09%       (0.76)%     10.92%      13.87%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------------------------ -------------
& INCOME VALUE            2000         1999         1998         1997
----------------       ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 5.93%      (2.15)%       11.92%      13.87%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.16%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.30%      0.99%      (10.73)%       18.49%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.92%      17.99%      10.69%      16.40%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.16)%       20.37%      5.97%      4.15%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.48)%       72.28%      33.44%      21.78%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.48)%                   7.85%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.02)%       22.13%      23.11%      15.43%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.52)%       94.18%      (27.60)%       (20.43)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.96%      2.73%      8.20%      21.48%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE          -------------------------------------- -------------
INTERNATIONAL STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.70)%       31.92%      13.68%      (1.49)%
Net return ........... (19.33)%       30.81%      12.79%      (2.03)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE COMMON STOCK          2000
---------------------    ---------------
Gross return ........... (14.25)%
Net return ............. (15.40)%


                                    JUNE 22 (A) TO
                                     DECEMBER 31,
                                   ---------------
ALLIANCE CONSERVATIVE INVESTORS          2000
--------------------------------   ---------------
Gross return ..................... 3.24%
Net return ....................... 1.86%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE GLOBAL              2000
---------------        ---------------
Gross return ......... (18.86)%
Net return ........... (19.95)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
ALLIANCE GROWTH AND INCOME          2000
--------------------------    ---------------
Gross return ................ 8.68%
Net return .................. 7.22%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE GROWTH INVESTORS          2000
-------------------------    ---------------
Gross return ............... (6.94)%
Net return ................. (8.19)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
-------------------    ---------------
Gross return .........   (8.90)%
Net return ...........  (10.12)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
ALLIANCE INTERMEDIATE    ---------------
GOVERNMENT SECURITIES          2000
---------------------    ---------------
Gross return ........... 8.99%
Net return ............. 7.43%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
ALLIANCE INTERNATIONAL          2000
----------------------    ---------------
Gross return ............ (22.86)%
Net return .............. (24.18)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE MONEY MARKET          2000
---------------------    ---------------
Gross return ........... 5.99%
Net return ............. 4.57%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE QUALITY BOND          2000
---------------------    ---------------
Gross return ........... 11.28%
Net return .............  9.71%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE SMALL CAP GROWTH          2000
-------------------------    ---------------
Gross return ............... 13.78%
Net return ................. 12.12%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
CAPITAL GUARDIAN RESEARCH          2000
-------------------------    ---------------
Gross return ............... 5.92%
Net return ................. 4.49%


                                 JUNE 22 (A) TO
                                  DECEMBER 31,
                                ---------------
CAPITAL GUARDIAN U.S. EQUITY          2000
----------------------------    ---------------
Gross return .................. 3.56%
Net return .................... 2.19%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
-------------------    ---------------
Gross return ......... (13.35)%
Net return ........... (14.51)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
EQ/ALLIANCE PREMIER GROWTH          2000
--------------------------    ---------------
Gross return ................ (18.34)%
Net return .................. (19.49)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           OCTOBER 22 (B) TO
                             DECEMBER 31,
                          ------------------
EQ/ALLIANCE TECHNOLOGY           2000
----------------------    ------------------
Gross return ............ (33.30)%
Net return .............. (33.86)%


                          OCTOBER 22 (B) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.13)%


                               OCTOBER 22 (B) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.88)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/BALANCED                  2000
-----------            ---------------
Gross return ......... (1.58)%
Net return ........... (2.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ EQUITY 500 INDEX (F)          2000
-----------------------    ---------------
Gross return .............  ( 9.81)%
Net return ...............  (11.02)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/EVERGREEN                 2000
------------           ---------------
Gross return ......... (11.66)%
Net return ........... (12.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ/EVERGREEN FOUNDATION          2000
-----------------------    ---------------
Gross return ............. (4.82)%
Net return ............... (6.10)%


                              OCTOBER 22 (C) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (16.06)%


                        JUNE 22 (A) TO
                         DECEMBER 31
                       ---------------
EQ/PUTNAM BALANCED           2000
------------------     ---------------
Gross return ......... 8.99%
Net return ........... 7.49%


                        OCTOBER 22 (A) TO
                          DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------
& INCOME VALUE                2000
---------------------- ------------------
Gross return ......... 6.69%
Net return ........... 5.34%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        OCTOBER 22 (C) TO
                          DECEMBER 31,
                       -------------------
FI MID CAP                    2000
-----------            ------------------
Gross return .........   0.46%
Net return ...........  (0.02)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
FI SMALL/MID CAP VALUE          2000
----------------------    ---------------
Gross return ............ 5.13%
Net return .............. 3.73%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
MERCURY BASIC VALUE EQUITY          2000
--------------------------    ---------------
Gross return ................ 11.81%
Net return .................. 10.31%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MERCURY WORLD STRATEGY          2000
----------------------    ---------------
Gross return ............ (11.40)%
Net return .............. (12.64)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
MFS EMERGING           ---------------
GROWTH COMPANIES             2000
----------------       ---------------
Gross return ......... (18.56)%
Net return ........... (19.93)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MFS GROWTH WITH INCOME          2000
----------------------    ---------------
Gross return ............ (0.77)%
Net return .............. (2.03)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
------------           ---------------
Gross return ......... (5.25)%
Net return ........... (6.53)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
MORGAN STANLEY EMERGING   ---------------
MARKETS EQUITY                  2000
-----------------------   ---------------
Gross return ............ (40.12)%
Net return .............. (40.85)%


                                JUNE 22 (A) TO
                                 DECEMBER 31,
                               ---------------
T. ROWE PRICE EQUITY INCOME          2000
---------------------------    ---------------
Gross return ................. 13.14%
Net return ................... 11.35%


                        JUNE 22 (A) TO
                         DECEMBER 31,
T. ROWE PRICE          ---------------
INTERNATIONAL STOCK          2000
-------------------    ---------------
Gross return ......... (18.70)%
Net return ........... (19.77)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (17.27)%       22.96%      27.08%      26.91%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.23%      37.87%
Net return ............. 22.04%      30.10%      (3.88)%       22.60%      1.38%      35.43%


                                                                                                          SEPTEMBER 1 (A) TO
                                                         YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                   --------------------------------------------------------------------- -------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996        1995            1994
-------------------------------    ---------- ----------- ----------- ----------- ---------- ----------- -------------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%      20.40%      (1.83)%
Net return ....................... 1.66%       8.18%      11.85%      11.21%      3.32%      18.26%      (1.98)%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (20.11)%       36.06%      19.63%       9.56%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 12.54%      16.70%      3.36%      29.77%      (2.28)%       28.23%


                                                                                                      SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                              ---------------------------------------------------------------------- -------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995            1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (3.40)%
Net return .................. 7.02%      16.55%      18.71%      24.50%      17.93%      21.87%      (3.55)%


                                                                                                        SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                             ------------------------------------------------------------------------- -------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995            1994
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.16)%
Net return ................. (8.36)%       24.33%      17.00%      14.69%      10.58%      24.12%      (3.31)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return .........  ( 8.65)%     (3.35)%       (5.15)%       18.47%
Net return ...........  (10.27)%     (5.08)%       (6.84)%       16.35%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 20.68%      17.79%      (4.52)%       20.96%      10.30%      22.25%


                                         YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------
GOVERNMENT SECURITIES       2000        1999        1998       1997       1996
---------------------    ---------- ------------ ---------- ---------- ----------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 7.23%       (1.65)%     5.82%      5.38%      1.91%



                                                                           APRIL 1 (A) TO
                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------------------------------  ---------------
GOVERNMENT SECURITIES        1995         1994         1993       1992          1991
---------------------    ----------- ------------- ----------- ---------- ---------------
Gross return ........... 13.33%      (4.37)%       10.58%      5.60%      12.10%
Net return ............. 11.31%      (6.08)%        8.57%      3.71%      10.59%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      3.05%      9.82%      11.29%
Net return .............. (24.10)%       35.33%       8.60%      4.78%      7.84%       9.82%


                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 4.36%      3.11%      3.46%      3.54%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.17%
Net return ............. 3.44%      3.86%      2.17%      1.13%      1.71%      4.29%


                                                                                                 SEPTEMBER 1 (A) TO
                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                         ---------------------------------------------------------------------- -------------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995            1994
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- -------------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (2.20)%
Net return .............  9.50%      (3.75)%       6.75%      7.19%      3.47%      14.94%      (2.35)%

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
SP-FLEX




                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (14.68)%       16.72%       (1.50)%     18.83%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 20.00%      29.30%      (5.53)%       14.67%      (4.89)%       83.54%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (3.07)%       15.69%      16.01%      12.94%       9.67%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.83)%       41.27%
Net return ........... 17.62%      (9.66)%       10.31%      (4.57)%       38.75%


                                                                                                      SEPTEMBER 1 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- -------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      (2.54)%
Net return ...............  (11.19)%     18.24%      25.79%      30.21%      20.19%      34.06%      (2.69)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000


7. Subsequent Events

On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

Effective March 1, 2001 the Lazard Large cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio. The reorganization is subject to Price shareholder approval.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

Appendix I: Information on market performance



-----
 A-1
--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds;

o data developed by us derived from such indices or averages; or

o other appropriate types of securities (e.g., common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds, and U.S. treasury bills.


We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's
Morningstar's Variable Annuities/Life
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Adviser
Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
--------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.



LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases



-----
 B-1
--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.






                                       PAGE                                                                  PAGE
account value                          20                             market timing                          36
Administrative Office                   5                             modified endowment contract            12
age                                    33                             month, year                            33
Allocation Date                        15                             monthly deduction                       7
alternative death benefit              17                             net cash surrender value               24
amount at risk                         38                             no-lapse guarantee                     12
anniversary                            33                             Option A, B                            17
assign; assignment                     31                             our                                     2
automatic transfer service             21                             owner                                   2
AXA Advisors, LLC                      41                             paid up                                26
AXA Financial, Inc.                     4                             paid up death benefit guarantee        14
basis                                  27                             partial withdrawal                     24
beneficiary                            18                             payment option                         19
business day                           32                             planned periodic premium               12
Cash Surrender Value                   24                             policy                               cover
Code                                   27                             Portfolio                            cover
collateral                             23                             premium charge                          7
cost of insurance charge               37                             premium payments                       12
cost of insurance rates                37                             prospectus                           cover
customer loyalty credit                38                             rebalancing                            22
day                                    33                             receive                                33
death benefit guarantee                13                             restore, restoration                   13
default                                12                             rider                                  18
disruptive transfer activity           36                             SEC                                  cover
dollar cost averaging service          21                             Separate Account FP                    35
enhanced death benefit guarantee       13                             state                                   2
EQAccess                                5                             subaccount                             35
EQ Advisors Trust                      16                             Survivorship Incentive Life          cover
EQ Financial Consultants               40                             surviving insured person               17
Equitable Life                          4                             surrender                              24
Equitable Access Account               19                             surrender charge                        7
face amount                            16                             target premium                          8
grace period                           12                             telephone transfer                     21
guarantee premium                      14                             transfers                              21
guaranteed interest option             16                             Trust                                  16
Guaranteed Interest Account            16                             units                                  20
insured person                         16                             unit values                            20
Investment Funds                       16                             us                                      2
investment option                      15                             variable investment option             16
issue date                             33                             we                                      2
lapse                                  12                             withdrawal                             24
loan, loan interest                    23                             you, your                               2



SURVIVORSHIP INCENTIVE LIFE(SM)
A flexible premium "second to die"
variable life insurance policy





PROSPECTUS DATED MAY 1, 2001


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.


--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:*
--------------------------------------------------------------------------------
o EQ/Aggressive Stock                   o EQ/FI Small/Mid Cap Value(4)
o EQ/Alliance Common Stock              o EQ/International Equity Index(5)
o EQ/Alliance High Yield                o EQ/J.P. Morgan Core Bond
o EQ/Alliance Money Market              o EQ/Janus Large Cap Growth
o EQ/Alliance Premier Growth            o EQ/Lazard Small Cap Value
o EQ/Alliance Small Cap Growth          o EQ/Mercury Basic Value Equity
o EQ/Alliance Technology                o EQ/MFS Emerging Growth
o EQ/Balanced                             Companies
o EQ/Bernstein Diversified Value (1)    o EQ/MFS Investors Trust(6)
o EQ/Capital Guardian International     o EQ/MFS Research
o EQ/Capital Guardian Research          o EQ/Morgan Stanley Emerging
o EQ/Capital Guardian U.S. Equity         Markets Equity
o EQ/Equity 500 Index(2)                o EQ/Putnam Growth & Income Value
o EQ/Evergreen Omega(3)                 o EQ/Putnam International Equity
o EQ/FI Mid Cap                         o EQ/Putnam Investors Growth
                                        o EQ/Small Company Index(7)
--------------------------------------------------------------------------------

* Effective May 18, 2001, all of the names of the variable investment options are changed to include "EQ/."
(1) Formerly named "Lazard Large Cap Value."
(2) Formerly named "Alliance Equity Index."
(3) Formerly named "EQ/Evergreen."
(4) Formerly named "Warburg Pincus Small Company Value."
(5) Formerly named "BT International Equity Index."
(6) This reflects the name change of the MFS Growth with Income option, effective May 18, 2001.
(7) Formerly named "BT Small Company Index."


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage,
(5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and
(7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.










THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                             MLF

                                                                          X00047

2
CONTENTS OF THIS PROSPECTUS




SURVIVORSHIP INCENTIVE LIFE


--------------------------------------------------------------------------------
What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            7
Risks you should consider                                                   11



--------------------------------------------------------------------------------
1
POLICY FEATURES AND BENEFITS                                                12
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                           12
The minimum amount of premiums you must pay                                 12

You can guarantee that your policy will not
     terminate before a certain date                                        13

You can elect a "paid up" death benefit guarantee                           14
Investment options within your policy                                       15
About your life insurance benefit                                           16
You can decrease your insurance coverage                                    18
If one insured person dies                                                  18
Other benefits you can add by rider                                         18
Your options for receiving policy proceeds                                  18
Your right to cancel within a certain number of days                        19
Variations among Survivorship Incentive Life policies                       19
Other Equitable Life policies                                               19



--------------------------------------------------------------------------------
2
DETERMINING YOUR POLICY'S VALUE                                             20
--------------------------------------------------------------------------------
Your account value                                                          20




"We", "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Survivorship Incentive Life in all states. This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

CONTENTS OF THIS PROSPECTUS


-----
  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                        21
--------------------------------------------------------------------------------
Transfers you can make                                                      21
Telephone and EQAccess transfers                                            21

Disruptive transfer activity                                                21

Our dollar cost averaging service                                           21
Our asset rebalancing service                                               22



--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                        23
--------------------------------------------------------------------------------
Borrowing from your policy                                                  23
Making withdrawals from your policy                                         24

Surrendering your policy for its net cash surrender value                   24

Your option to receive a living benefit                                     25



--------------------------------------------------------------------------------
5
TAX INFORMATION                                                             26
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                            26
Tax treatment of distributions to you                                       26
Tax treatment of living benefit proceeds                                    28
Effect of policy splits                                                     28
Effect of policy on interest deductions taken by business entities          28
Requirement that we diversify investments                                   28
Estate, gift, and generation-skipping taxes                                 29
Employee benefit programs                                                   29
ERISA                                                                       29
Our taxes                                                                   29

When we withhold taxes from distributions                                   29

Possibility of future tax changes                                           30



--------------------------------------------------------------------------------
6
MORE INFORMATION ABOUT PROCEDURES THAT
  APPLY TO YOUR POLICY                                                      31
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                      31
Requirements for surrender requests                                         31
Ways we pay policy proceeds                                                 31
Assigning your policy                                                       31
Dates and prices at which policy events occur                               31
Policy issuance                                                             33

Gender-neutral policies                                                     33


--------------------------------------------------------------------------------
7
MORE INFORMATION ABOUT OTHER MATTERS                                        35
--------------------------------------------------------------------------------
Your voting privileges                                                      35
About our Separate Account FP                                               35
About our general account                                                   36
Transfers of your account value                                             36

Telephone and EQAccess requests                                             37

Deducting policy charges                                                    37
Customer loyalty credit                                                     38
Suicide and certain misstatements                                           38
When we pay policy proceeds                                                 38
Changes we can make                                                         39

Reports we will send you                                                    40

Legal proceedings                                                           40
Illustrations of policy benefits                                            40
SEC registration statement                                                  40
How we market the policies                                                  40

Insurance regulation that applies to Equitable Life                         41

Directors and principal officers                                            42



--------------------------------------------------------------------------------

8
FINANCIAL STATEMENTS OF SEPARATE
  ACCOUNT FP AND EQUITABLE LIFE                                             51

--------------------------------------------------------------------------------
Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------

APPENDICES
--------------------------------------------------------------------------------
I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1


--------------------------------------------------------------------------------

EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------

WHO IS EQUITABLE LIFE?


-----
  4
--------------------------------------------------------------------------------



We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

-----
  5
--------------------------------------------------------------------------------


HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described.


--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
Equitable Life -- EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

1-888-228-6690 (automated system available 22 hours a day, from 6AM to 4AM, Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)


--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@equitable.com

--------------------------------------------------------------------------------

 BY FAX:
--------------------------------------------------------------------------------
1-704-540-2199


--------------------------------------------------------------------------------
By internet:
--------------------------------------------------------------------------------

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can access your policy information through our Web site by enrolling in EQAccess.

          -------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured person and the owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(1) policy surrenders;

(a) address changes;

(b) beneficiary changes;

(c) transfers between investment options; and

(d) changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

-----
  6
--------------------------------------------------------------------------------


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

CHARGES AND EXPENSES YOU WILL PAY

-----
  7
--------------------------------------------------------------------------------



TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.




------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                 (a) 8% of each premium payment you make until your total
AMOUNTS YOU CONTRIBUTE TO                                  premium payments equal a certain amount(1) and (b) 5% of all
YOUR POLICY:                                               additional premiums (which we may increase up to 8%)(2)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)       (i) $20 in each of your policy's first 12 months and (ii) $7 in each
YOUR POLICY'S VALUE EACH                                   subsequent month (which we may increase up to $10)
MONTH:                                                                                     plus
                                                           (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per
                                                           $1,000(4) for each subsequent month (we reduce this to $.04 per
                                                           $1,000 in each subsequent month if the then face amount of your policy is $2 million or more)
                            --------------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3)   Amount varies depending on the specifics of your policy(5)
                            and optional rider charges

                            Charge if you have elected     $.02 for each $1,000 of your policy's face amount at the time
                            our optional enhanced death    the charge is deducted(6)
                            benefit guarantee

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense risk     .60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE      charge(7)                      investment options. We may increase this charge up to .90%.
INVESTMENT PERFORMANCE
EACH DAY:(7)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) or      A surrender charge that will not exceed the amount set forth in
YOUR ACCOUNT VALUE AT THE   termination of your policy     your policy(8)
TIME OF THE TRANSACTION:    during its first 15 years

                            Requested decrease in your     A pro-rata portion of the full surrender charge that would apply
                            policy's face amount           to a surrender at the time of the decrease
------------------------------------------------------------------------------------------------------------------------------------

-----
  8
--------------------------------------------------------------------------------



(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.

(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the face amount of your policy is $2 million or more).

(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.

-----
  9
--------------------------------------------------------------------------------



YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.






------------------------------------------------------------------------------------------------------------------------------------
                                                                    2000 FEES AND EXPENSES
                                                                                           FEE WAIVERS
                                                                               TOTAL         AND/OR           NET TOTAL
                                    MANAGEMENT                    OTHER       ANNUAL         EXPENSE          ANNUAL
                                     FEES(1)     12B-1 FEES     EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                 0.60%         0.25%          0.07%         0.92%         --               0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock            0.46%         0.25%          0.05%         0.76%         --               0.76%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield              0.60%         0.25%          0.07%         0.92%         --               0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market            0.34%         0.25%          0.06%         0.65%         --               0.65%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth          0.89%         0.25%          0.05%         1.19%      (0.04)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth        0.75%         0.25%          0.06%         1.06%         --               1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology              0.90%         0.25%          0.06%         1.21%      (0.06)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                         0.57%         0.25%          0.08%         0.90%       0.00%              0.90%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value      0.65%         0.25%          0.15%         1.05%      (0.10)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International   0.85%         0.25%          0.20%         1.30%      (0.10)%             1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research        0.65%         0.25%          0.16%         1.06%      (0.11)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity     0.65%         0.25%          0.11%         1.01%      (0.06)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                 0.25%         0.25%          0.06%         0.56%         --               0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                  0.65%         0.25%          0.83%         1.73%      (0.78)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                       0.70%         0.25%          0.27%         1.22%      (0.22)%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value           0.75%         0.25%          0.19%         1.19%      (0.09)%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index       0.35%         0.25%          0.50%         1.10%       0.00%              1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond            0.45%         0.25%          0.11%         0.81%      (0.01)%             0.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth           0.90%         0.25%          0.22%         1.37%      (0.22)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value           0.75%         0.25%          0.14%         1.14%      (0.04)%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity       0.60%         0.25%          0.10%         0.95%       0.00%              0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies    0.62%         0.25%          0.10%         0.97%         --               0.97%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust              0.60%         0.25%          0.13%         0.98%      (0.03)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                     0.65%         0.25%          0.07%         0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Emerging Markets
  Equity                            1.15%         0.25%          0.52%         1.92%      (0.12)%             1.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value     0.60%         0.25%          0.12%         0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity      0.85%         0.25%          0.22%         1.32%      (0.07)%             1.25%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth          0.65%         0.25%          0.10%         1.00%      (0.05)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index              0.25%         0.25%          0.43%         0.93%      (0.08)%             0.85%
------------------------------------------------------------------------------------------------------------------------------------

-----
  10
--------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

RISKS YOU SHOULD CONSIDER

-----
 11
--------------------------------------------------------------------------------


HOW WE ALLOCATE CHARGES AMONG YOUR VARIABLE INVESTMENT OPTIONS

Generally, all monthly charges will be deducted in the same proportion as the allocation that you provide in your policy application, unless you instruct us otherwise. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your variable investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees), (3) make a charge of up to $25 for each transfer among variable investment options that you make, (4) make a charge of up to $25 each time you request a policy illustration, if you request more than one in any policy year or (5) modify your monthly cost of insurance charge or your guaranteed minimum death benefit charge, but not above the maximum rates stated in your policy.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
POLICY FEATURES AND BENEFITS

-----
 12
--------------------------------------------------------------------------------


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

Premium payments. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------
LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.



THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on below.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

-----
 13
--------------------------------------------------------------------------------



You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:


(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")
                                      or

(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70-1/2 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.


When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).


ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your

-----
 14
--------------------------------------------------------------------------------


account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.

This option is not available in all states.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges;

-----
 15
--------------------------------------------------------------------------------


o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee may not be available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.



INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are

-----
 16
--------------------------------------------------------------------------------


numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each EQ/Alliance option, EQ/Equity 500 Index and for EQ/Bernstein Diversified Value options, also, advises a portion of EQ/Aggressive Stock)

o Deutsche Asset Management, Inc. (for the EQ/International Equity Index and EQ/Small Company Index options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for both the EQ/FI Mid Cap and EQ/FI Small/Mid Cap options)

o Janus Capital Corporation (for the EQ/Janus Large Cap Growth option)

o Jennison Associates LLC (advises a portion of EQ/Balanced)

o J.P. Morgan Investment Management Inc. (for the EQ/JP Morgan Core Bond option)

o Lazard Asset Management (for the Lazard Small Cap Value option)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)

o Marsico Capital Management LLC (advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the Mercury Basic Value Equity Option)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)

o Putnam Investment Management, LLC (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 2000, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------
ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

-----
 17
--------------------------------------------------------------------------------


YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 AGE:*         30             35             40             50             60             70
-----------------------------------------------------------------------------------------------
   %:       829.1%         685.4%         567.3%          391.3%         273.5%         195.6%
-----------------------------------------------------------------------------------------------
               80             90          99 AND OVER
-----------------------------------------------------------------------------------------------
   %        159.7%         127.5%           102%
-----------------------------------------------------------------------------------------------

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------
CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age
80.

-----
 18
--------------------------------------------------------------------------------


If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce

Equitable Life or your financial professional can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable.





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These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS.
You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.





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2
DETERMINING YOUR POLICY'S VALUE

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 20
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YOUR ACCOUNT VALUE
As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

21
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

--------------------------------------------------------------------------------


TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request, or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.

3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

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 22
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.



OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

4
ACCESSING YOUR MONEY

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 23
--------------------------------------------------------------------------------


BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
  and

o the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

ACCESSING YOUR MONEY

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 24
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EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living

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 25
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benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------

5
TAX INFORMATION

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 26
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This discussion is based on current federal income tax law and interpretations.
It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to





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 27
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qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.




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RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

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ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001).


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we

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do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.



POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.






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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

Checks and money orders. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY


You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of



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this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders

o transfers from a variable investment option to the guaranteed interest option

o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of beneficiary

o changes in form of death benefit payment

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o termination of enhanced death benefit guarantee

o restoration of terminated policies

o election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as



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of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

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There will be no distinctions based on sex in the cost of insurance rates for
Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.





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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any
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Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.


Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive
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TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address


o changes of premium allocation percentages


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.


We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive

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 38
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Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.


CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other

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 39
--------------------------------------------------------------------------------


required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

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 40
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REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).

HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1999 and 2000, we paid EDI fees of $46,957,345 and $52,501,772, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Survivorship Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all


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references to EDI as principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.



INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

DIRECTORS AND PRINCIPAL OFFICERS

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 42
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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.




DIRECTORS


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25 Avenue Matignon                     and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris, France                    Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries and affiliates of the AXA Group.
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25 Avenue Matignon                     Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris, France                    the Management Board of AXA (since May 2000), Vice Chairman of AXA's
                                       Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, Germany                 April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                       of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                       Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies on April 2000.
------------------------------------------------------------------------------------------------------------------------------------






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DIRECTORS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris, France                    Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
                                       November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-REN- FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, New Orleans, LA, Piccadilly Cafeterias, Inc.,
New Orleans, LA 70125                  and Entergy Corporation.

------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------




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DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
BESTFOODS                              Director of Equitable Life (since December 1996). Corporate Vice President, Core
425 E. 86th Street, Apt. 12-C          Business Development of Bestfoods (from June 1999 until December 2000). Prior
New York, NY 10028                     thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997); Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                   and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                             (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9               Company, Alternate Director, AXA Asia Pacific Holdings Limited (December 1999 to
Canada                                 September 2000) and a former Director of DLJ (October 1999 to November 2000).
                                       Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May
                                       1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK),
                                       Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                       & Hamilton. Director of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).
------------------------------------------------------------------------------------------------------------------------------------




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DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).

------------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------

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OFFICERS - DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
------------------------------------------------------------------------------------------------------------------------------------
                                          Director of Equitable Life (since January 1998). President (since January 1998) and
                                          Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                          (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                          President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                                          Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                                          Distribution Holding Corp. (since September 1999). Vice Chairman (from 1995 to
                                          1996), and Senior Executive Vice President (from 1991 to 1995), Chemical Bank,
                                          Director ACMC, Inc. ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since
                                          March 1998), Director, Alliance (since May 1998). Former Director of DLJ from May
                                          1998 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
------------------------------------------------------------------------------------------------------------------------------------
                                          Director of Equitable Life (since August 1997). Chairman of the Board (since January
                                          1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                                          1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                                          1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                                          Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                                          Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                                          Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                                          (January 2000 to May 2000); Senior Vice Chairman, Chase Manhattan Corporation
                                          (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                          Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                          August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                                          March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                          Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                          Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                          1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                                          Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                                          Chairman and Chief Financial Officer (since December 1999) The Equitable of
                                          Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                                          September 1999). Vice President (until 1998), EQ ADVISORS TRUST. Director, Alliance
                                          (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                                          L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

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OTHER OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since February 1998) and Chief Information Officer (since
                                         November 1994), Equitable Life and AXA Client Solutions, LLC. Previously held other officerships with Equitable Life (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since September 1998), Chief Agency Officer (since December
                                         1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                         Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                                         and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                         Advisors). Director of AXA Network, LLC (since July 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                         President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                         ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive
                                         Vice President and Director (since September 1999), AXA Advisors, Director (until May
                                         1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                                         Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                         President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                         Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                                         Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                                         (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                                         Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                                         March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                         Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                         Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                                         Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------



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OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Equitable Life; Executive Vice
                                        President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                                        Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                        Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                        1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                                        September 1999), Director, Chairman and Chief Executive Officer, AXA Network, LLC
                                        (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                                        (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                        (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                        Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                                        prior thereto, Executive Vice President and General Counsel. Executive Vice President
                                        and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                                        Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                        General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                        Senior Vice President, AXA Client Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------

-----
 49
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                        December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                                        Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                                        September 1999), AXA Client Solutions, LLC, Director, Chairman and Chief Executive
                                        Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                                        (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                                        Executive Vice President (since December 1998), Equitable of Colorado. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                        AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                        Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                        Advisors) (October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                        President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                        Financial , Executive Vice President, AXA Client Solutions (since September 1999).
                                        President and Trustee (since November 1996), EQ ADVISORS TRUST. President and
                                        Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                                        Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                                        July 1997), and EREIM LP Corp. (since October 1997).
------------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                        AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                                        Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                                        Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                                        Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                        Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                                        August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

-----
 50
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
                                         Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                         General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                         President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                         Solutions (since September 1999). Senior Vice President and Secretary, Equitable of
                                         Colorado (since December 1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
                                         Senior Vice President (since February 1995) and General Counsel (since November
                                         1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                         President and Associate General Counsel, AXA Financial (since September 1996).
                                         Senior Vice President and General Counsel, AXA Client Solutions (since September
                                         1999). Senior Vice President and General Counsel, Equitable of Colorado (since
                                         December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                                         EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
------------------------------------------------------------------------------------------------------------------------------------
                                         Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                         December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                                         Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                                         (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                                         (since December 1999). Senior Executive Vice President (since September 1999),
                                         Executive Vice President (from May 1996 to September 1999). AXA Financial, Inc.
                                         Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                         September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                                         Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                                         Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
------------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                         (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                         Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                                         Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                                         Bank.
------------------------------------------------------------------------------------------------------------------------------------

8
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE


-----
 51
--------------------------------------------------------------------------------



The financial statements of Separate Account FP as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of March 31, 2000 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants........................................  A-2
Financial Statements:
   Statements of Assets and Liabilities, December
    31, 2000.............................................................  A-3
   Statements of Operations for the Years Ended December 31, 2000, 1999
    and 1998.............................................................  A-7
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2000, 1999 and 1998..................................... A-15
   Notes to Financial Statements......................................... A-23


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants........................................  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000
    and 1999.............................................................  F-2
Consolidated Statements of Earnings, Years Ended
   December 31, 2000, 1999 and 1998......................................  F-3
   Consolidated Statements of Shareholder's Equity and
    Comprehensive Income, Years Ended December 31, 2000,
    1999 and 1998........................................................  F-4
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2000, 1999 and 1998.....................................  F-5
   Notes to Consolidated Financial Statements............................  F-7

----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                      ALLIANCE         ALLIANCE        ALLIANCE
                                                       COMMON            HIGH           MONEY
                                                       STOCK            YIELD           MARKET
                                                  --------------    ------------    ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $3,586,196,094..........................  $2,954,750,007
           162,200,054 .........................                    $122,252,022
           411,335,003 .........................                                    $399,898,401
           161,936,997 .........................
               470,941 .........................
             3,007,311 .........................
             1,966,546 .........................
           933,545,824 .........................
Receivable for Trust shares sold ...............       1,664,828              --              --
Receivable for policy-related transactions .....       2,719,082              --      78,339,219
                                                  --------------    ------------    ------------
  Total Assets .................................   2,959,133,917     122,252,022     478,237,620
                                                  --------------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............              --         130,483      78,399,731
Payable for policy-related transactions ........              --          25,468              --
                                                  --------------    ------------    ------------
  Total Liabilities ............................              --         155,951      78,399,731
                                                  --------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889
                                                  -=============    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    199,149    $     44,576
Net Assets Attributable to Contractowners ......   2,958,712,092     121,896,922     399,793,313
                                                  --------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889
                                                  ==============    ============    ============




                                                     ALLIANCE        CAPITAL        CAPITAL       CAPITAL
                                                      SMALL          GUARDIAN       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE
                                                    CAP GROWTH    INTERNATIONAL     RESEARCH    U.S. EQUITY       STOCK
                                                  ------------    -------------   ----------    -----------   -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $3,586,196,094..........................
           162,200,054 .........................
           411,335,003 .........................
           161,936,997 .........................  $151,011,045
               470,941 .........................                     $419,718
             3,007,311 .........................                                  $3,028,000
             1,966,546 .........................                                                $1,990,870
           933,545,824 .........................                                                              $831,131,087
Receivable for Trust shares sold ...............     2,248,367             21             --            --      53,253,748
Receivable for policy-related transactions .....            --             --         34,195           693              --
                                                  ------------       --------     ----------    ----------    ------------
  Total Assets .................................   153,259,412        419,739      3,062,195     1,991,563     884,384,835
                                                  ------------       --------     ----------    ----------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --             --         10,844           693              --
Payable for policy-related transactions ........     2,199,791             21             --            --      53,777,152
                                                  ------------       --------     ----------    ----------    ------------
  Total Liabilities ............................     2,199,791             21         10,844           693      53,777,152
                                                  ------------       --------     ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621       $419,718     $3,051,351    $1,990,870    $830,607,683
                                                  ============       ========     ==========    ==========    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     93,616       $    402     $   28,663    $    5,928    $     71,561
Net Assets Attributable to Contractowners ......   150,966,005        419,316      3,022,688     1,984,942     830,536,122
                                                  ------------       --------     ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621       $419,718     $3,051,351    $1,990,870    $830,607,683
                                                  ============       ========     ==========    ==========    ============


-------
See Notes to Financial Statements.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                   EQ/ALLIANCE
                                                     PREMIER      EQ/ALLIANCE     EQ EQUITY        EQ/
                                                      GROWTH       TECHNOLOGY     500 INDEX     EVERGREEN
                                                  ------------    -----------   ------------    ---------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $489,294,912............................  $411,014,057
          45,940,550 ...........................                  $35,375,729
         661,215,371 ...........................                                $658,832,560
             528,993 ...........................                                                $483,363
             257,552 ...........................
             197,204 ...........................
           4,235,317 ...........................
          24,244,402 ...........................
Receivable for Trust shares sold ...............     2,110,029             --        808,869          --
Receivable for policy-related transactions .....            --         91,863             --       3,830
                                                  ------------    -----------   ------------    --------
  Total Assets .................................   413,124,086     35,467,592    659,641,429     487,193
                                                  ------------    -----------   ------------    --------
LIABILITIES
Payable for Trust shares purchased .............            --        115,214             --       3,830
Payable for policy-related transactions ........     3,092,642             --        202,656          --
                                                  ------------    -----------   ------------    --------
  Total Liabilities ............................     3,092,642        115,214        202,656       3,830
                                                  ------------    -----------   ------------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378   $659,438,773    $483,363
                                                  ============    ===========   ============    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      3,442    $   207,623   $    151,330    $  1,663
Net Assets Attributable to Contractowners ......   410,028,002     35,144,755    659,287,443     481,700
                                                  ------------    -----------   ------------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378   $659,438,773    $483,363
                                                  ============    ===========   ============    ========




                                                                       EQ                        EQ/PUTNAM
                                                                 INTERNATIONAL     EQ/JANUS       GROWTH
                                                  EQ/EVERGREEN       EQUITY       LARGE CAP      & INCOME
                                                   FOUNDATION        INDEX          GROWTH         VALUE
                                                 -------------- --------------- ------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $489,294,912............................
          45,940,550 ...........................
         661,215,371 ...........................
             528,993 ...........................
             257,552 ...........................    $243,044
             197,204 ...........................                    $178,107
           4,235,317 ...........................                                 $3,954,744
          24,244,402 ...........................                                               $24,551,306
Receivable for Trust shares sold ...............          --              29             --             --
Receivable for policy-related transactions .....       5,054              --         14,996         11,193
                                                    --------        --------     ----------    -----------
  Total Assets .................................     248,098         178,136      3,969,740     24,562,499
                                                    --------        --------     ----------    -----------
LIABILITIES
Payable for Trust shares purchased .............       5,054              --         14,996         11,206
Payable for policy-related transactions ........          --              29             --             --
                                                    --------        --------     ----------    -----------
  Total Liabilities ............................       5,054              29         14,996         11,206
                                                    --------        --------     ----------    -----------
NET ASSETS .....................................    $243,044        $178,107     $3,954,744    $24,551,293
                                                    ========        ========     ==========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................    $  3,725        $     10     $  424,408    $    46,785
Net Assets Attributable to Contractowners ......     239,319         178,097      3,530,336     24,504,508
                                                    --------        --------     ----------    -----------
NET ASSETS .....................................    $243,044        $178,107     $3,954,744    $24,551,293
                                                    ========        ========     ==========    ===========


-------
See Notes to Financial Statements.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                    EQ/PUTNAM     EQ/PUTNAM   EQ SMALL
                                                  INTERNATIONAL   INVESTORS    COMPANY
                                                      EQUITY        GROWTH      INDEX
                                                 --------------- ----------- ----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $ 1,142,522.............................     $984,070
            857,573 ............................                  $742,457
             60,756 ............................                              $52,902
          1,973,134 ............................
         37,776,098 ............................
          1,080,568 ............................
            517,471 ............................
            126,129 ............................
Receivable for Trust shares sold ...............           --           85         --
Receivable for policy-related transactions .....        5,767           --     21,987
                                                     --------     --------    -------
  Total Assets .................................      989,837      742,542     74,889
                                                     --------     --------    -------
LIABILITIES
Payable for Trust shares purchased .............        5,742           --      1,987
Payable for policy-related transactions ........           --           60         --
                                                     --------     --------    -------
  Total Liabilities ............................        5,742           60      1,987
                                                     --------     --------    -------
NET ASSETS .....................................     $984,095     $742,482    $72,902
                                                     ========     ========    =======
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................     $      9     $     11    $20,005
Net Assets Attributable to Contractowners ......      984,086      742,471     52,897
                                                     --------     --------    -------
NET ASSETS .....................................     $984,095     $742,482    $72,902
                                                     ========     ========    =======




                                                                 FI SMALL/    J.P. MORGAN     LAZARD     LAZARD
                                                                  MID CAP         CORE      LARGE CAP   SMALL CAP
                                                  FI MID CAP       VALUE          BOND        VALUE       VALUE
                                                 ------------ -------------- ------------- ----------- ----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $ 1,142,522.............................
            857,573 ............................
             60,756 ............................
          1,973,134 ............................  $2,018,912
         37,776,098 ............................               $37,837,020
          1,080,568 ............................                              $1,082,458
            517,471 ............................                                            $527,865
            126,129 ............................                                                        $132,272
Receivable for Trust shares sold ...............          --       189,176           125          60          16
Receivable for policy-related transactions .....     197,132            --            --          --          --
                                                  ----------   -----------    ----------    --------    --------
  Total Assets .................................   2,216,044    38,026,196     1,082,583     527,925     132,288
                                                  ----------   -----------    ----------    --------    --------
LIABILITIES
Payable for Trust shares purchased .............     197,132            --            --          --          --
Payable for policy-related transactions ........          --       199,767           100          60          16
                                                  ----------   -----------    ----------    --------    --------
  Total Liabilities ............................     197,132       199,767           100          60          16
                                                  ----------   -----------    ----------    --------    --------
NET ASSETS .....................................  $2,018,912   $37,826,429    $1,082,483    $527,865    $132,272
                                                  ==========   ===========    ==========    ========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $  503,019   $    35,900    $       10          --    $     15
Net Assets Attributable to Contractowners ......   1,515,893    37,790,529     1,082,473     527,865     132,257
                                                  ----------   -----------    ----------    --------    --------
NET ASSETS .....................................  $2,018,912   $37,826,429    $1,082,483    $527,865    $132,272
                                                  ==========   ===========    ==========    ========    ========


-------
See Notes to Financial Statements.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                  MERCURY BASIC       MERCURY
                                                   VALUE EQUITY   WORLD STRATEGY
                                                 =============== ================
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $ 52,228,996............................   $53,579,639
           5,683,244 ...........................                    $5,112,772
         356,687,900 ...........................
           2,304,464 ...........................
          74,192,966 ...........................
          64,732,678 ...........................
Receivable for Trust shares sold ...............            --              --
Receivable for policy-related transactions .....       119,983          10,153
                                                   -----------      ----------
  Total Assets .................................    53,699,622       5,122,925
                                                   -----------      ----------
LIABILITIES
Payable for Trust shares purchased .............       120,834             138
Payable for policy-related transactions ........            --              --
                                                   -----------      ----------
  Total Liabilities ............................       120,834             138
                                                   -----------      ----------
NET ASSETS .....................................   $53,578,788      $5,122,787
                                                   ===========      ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $    61,584      $    8,234
Net Assets Attributable to Contractowners ......    53,517,204       5,114,553
                                                   -----------      ----------
NET ASSETS .....................................   $53,578,788      $5,122,787
                                                   ===========      ==========




                                                                                                  MORGAN STANLEY
                                                    MFS EMERGING      MFS GROWTH                     EMERGING
                                                  GROWTH COMPANIES   WITH INCOME   MFS RESEARCH   MARKETS EQUITY
                                                 ------------------ ------------- -------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:  $ 52,228,996............................
           5,683,244 ...........................
         356,687,900 ...........................    $312,656,104
           2,304,464 ...........................                     $2,283,405
          74,192,966 ...........................                                   $67,112,513
          64,732,678 ...........................                                                   $39,575,403
Receivable for Trust shares sold ...............       5,937,078             --      1,459,099         134,984
Receivable for policy-related transactions .....              --             --             --              --
                                                    ------------     ----------    -----------     -----------
  Total Assets .................................     318,593,182      2,283,405     68,571,612      39,710,387
                                                    ------------     ----------    -----------     -----------
LIABILITIES
Payable for Trust shares purchased .............              --          2,121             --              --
Payable for policy-related transactions ........       5,949,509         24,334      1,461,044          78,002
                                                    ------------     ----------    -----------     -----------
  Total Liabilities ............................       5,949,509         26,455      1,461,044          78,002
                                                    ------------     ----------    -----------     -----------
NET ASSETS .....................................    $312,643,673     $2,256,950    $67,110,568     $39,632,385
                                                    ============     ==========    ===========     ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................    $     55,904     $   22,144    $    56,432     $     5,476
Net Assets Attributable to Contractowners ......     312,587,769      2,234,806     67,054,136      39,626,909
                                                    ------------     ----------    -----------     -----------
NET ASSETS .....................................    $312,643,673     $2,256,950    $67,110,568     $39,632,385
                                                    ============     ==========    ===========     ===========


-------
See Notes to Financial Statements.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============




                                                                                                             ALLIANCE MONEY
                                                                        ALLIANCE HIGH YIELD                      MARKET
                                                         -------------------------------------------------- ----------------
                                                               2000             1999             1998             2000
                                                         ---------------- ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  14,140,763    $  17,378,455    $  18,449,747    $   20,530,134
 Expenses (Note 3):
  Mortality and expense risk charges ...................        730,110          889,065        1,007,106         1,779,469
                                                          -------------    -------------    -------------    --------------
NET INVESTMENT INCOME ..................................     13,410,653       16,489,390       17,442,641        18,750,665
                                                          -------------    -------------    -------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (14,615,073)     (15,192,553)      (2,344,392)       13,088,236
 Realized gain distribution from The Trust .............             --          161,999        3,396,523           429,300
                                                          -------------    -------------    -------------    --------------
NET REALIZED GAIN (LOSS) ...............................    (14,615,073)     (15,030,554)       1,052,131        13,517,536
                                                          -------------    -------------    -------------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (28,742,352)     (20,898,854)       8,622,836         1,316,815
  End of period ........................................    (39,948,032)     (28,742,352)     (20,898,854)      (11,436,603)
                                                          -------------    -------------    -------------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (11,205,680)      (7,843,498)     (29,521,690)      (12,753,418)
                                                          -------------    -------------    -------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (25,820,753)     (22,874,052)     (28,469,559)          764,118
                                                          -------------    -------------    -------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (12,410,100)   $  (6,384,662)   $ (11,026,918)   $   19,514,783
                                                          =============    =============    =============    ==============




                                                             ALLIANCE MONEY MARKET
                                                         -----------------------------
                                                              1999           1998
                                                         -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................    1,613,234      1,204,220
                                                          -----------    -----------
NET INVESTMENT INCOME ..................................   12,329,959      9,515,464
                                                          -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      517,935       (161,314)
 Realized gain distribution from The Trust .............       10,344          7,750
                                                          -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      528,279       (153,564)
                                                          -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    1,536,450        804,349
  End of period ........................................    1,316,815      1,536,450
                                                          -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (219,635)       732,101
                                                          -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      308,644        578,537
                                                          -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $12,638,603    $10,094,001
                                                          ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        ALLIANCE SMALL CAP GROWTH
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285
                                                              --------------    -----------    -------------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)
                                                              --------------    -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)
 Realized gain distribution from The Trust .................      16,396,188             --               --
                                                              --------------    -----------    -------------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)
                                                              --------------    -----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812
  End of period ............................................     (10,925,952)    24,076,277        8,780,955
                                                              --------------    -----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143
                                                              --------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622
                                                              --------------    -----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399
                                                              ==============    ===========    =============




                                                                   CAPITAL
                                                                   GUARDIAN        CAPITAL GUARDIAN      CAPITAL GUARDIAN
                                                              INTERNATIONAL (B)      RESEARCH (B)        U.S. EQUITY (B)
                                                             ------------------- --------------------- --------------------
                                                                     2000           2000       1999       2000       1999
                                                             ------------------- ---------- ---------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $   1,103       $35,181    $   280    $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................            873         5,502        209      5,877        378
                                                                  ---------       -------    -------    -------    -------
NET INVESTMENT INCOME ......................................            230        29,679         71     28,254        781
                                                                  ---------       -------    -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................         (3,406)       30,415      2,810     16,165        451
 Realized gain distribution from The Trust .................          2,482            --         27      5,315      1,508
                                                                  ---------       -------    -------    -------    -------
NET REALIZED GAIN (LOSS) ...................................           (924)       30,415      2,837     21,480      1,959
                                                                  ---------       -------    -------    -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................             --        11,093         --     17,325         --
  End of period ............................................        (51,223)       20,689     11,093     24,324     17,325
                                                                  ---------       -------    -------    -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................        (51,223)        9,596     11,093      6,999     17,325
                                                                  ---------       -------    -------    -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................        (52,147)       40,011     13,930     28,479     19,284
                                                                  ---------       -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $ (51,917)      $69,690    $14,001    $56,733    $20,065
                                                                  =========       =======    =======    =======    =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                        EQ/AGGRESSIVE STOCK
                                                         --------------------------------------------------
                                                                2000             1999            1998
                                                         ----------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    3,434,784    $   3,163,286   $    4,461,389
 Expenses (Note 3):
  Mortality and expense risk charges ...................       5,519,701        5,481,701        5,581,296
                                                          --------------    -------------   --------------
NET INVESTMENT INCOME ..................................      (2,084,917)      (2,318,415)      (1,119,907)
                                                          --------------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      67,261,897      (27,888,194)     (39,688,312)
 Realized gain distribution from The Trust .............      62,772,904       61,642,419       46,528,461
                                                          --------------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................     130,034,801       33,754,225        6,840,149
                                                          --------------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     158,809,890       26,715,214       32,695,620
  End of period ........................................    (102,414,737)     158,809,890       26,715,214
                                                          --------------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (261,224,627)     132,094,676       (5,980,406)
                                                          --------------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (131,189,826)     165,848,901          859,743
                                                          --------------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (133,274,743)   $ 163,530,486   $     (260,164)
                                                          ==============    =============   ==============




                                                                   EQ/ALLIANCE              EQ/ALLIANCE     EQ EQUITY 500
                                                               PREMIER GROWTH (A)         TECHNOLOGY (C)        INDEX
                                                         ------------------------------- ---------------- -----------------
                                                               2000            1999            2000              2000
                                                         ---------------- -------------- ---------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   2,922,865     $   30,540    $          --    $    4,807,410
 Expenses (Note 3):
  Mortality and expense risk charges ...................      2,519,013         63,730           76,288         3,730,581
                                                          -------------     ----------    -------------    --------------
NET INVESTMENT INCOME ..................................        403,852        (33,190)         (76,288)        1,076,829
                                                          -------------     ----------    -------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      1,799,789         83,605         (506,295)      125,289,487
 Realized gain distribution from The Trust .............             --        106,890               --        29,072,151
                                                          -------------     ----------    -------------    --------------
NET REALIZED GAIN (LOSS) ...............................      1,799,789        190,495         (506,295)      154,361,638
                                                          -------------     ----------    -------------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      5,068,707             --               --       228,753,607
  End of period ........................................    (78,280,856)     5,068,707      (10,564,821)       (2,382,811)
                                                          -------------     ----------    -------------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (83,349,563)     5,068,707      (10,564,821)     (231,136,418)
                                                          -------------     ----------    -------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (81,549,774)     5,259,202      (11,071,116)      (76,774,780)
                                                          -------------     ----------    -------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (81,145,922)    $5,226,012    $ (11,147,404)   $  (75,697,951)
                                                          =============     ==========    =============    ==============




                                                              EQ EQUITY 500 INDEX
                                                         ------------------------------
                                                               1999           1998
                                                         --------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges ...................     3,729,959       1,862,376
                                                          ------------    ------------
NET INVESTMENT INCOME ..................................     3,845,396       2,095,841
                                                          ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    21,008,249       5,460,381
 Realized gain distribution from The Trust .............     6,196,508         128,151
                                                          ------------    ------------
NET REALIZED GAIN (LOSS) ...............................    27,204,757       5,588,532
                                                          ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................   136,665,316      63,055,426
  End of period ........................................   228,753,607     136,665,316
                                                          ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    92,088,291      73,609,890
                                                          ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................   119,293,048      79,198,422
                                                          ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $123,138,444    $ 81,294,263
                                                          ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                       EQ/EVERGREEN
                                                               EQ/EVERGREEN (A)        FOUNDATION (A)
                                                             --------------------- -----------------------
                                                                 2000       1999       2000        1999
                                                             ------------ -------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   1,189    $   99   $   3,428   $     31
 Expenses (Note 3):
  Mortality and expense risk charges .......................      1,838        18         582          2
                                                              ---------    ------   ---------   --------
NET INVESTMENT INCOME ......................................       (649)       81       2,846         29
                                                              ---------    ------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (18,345)       20         192        302
 Realized gain distribution from The Trust .................         --        --          --         --
                                                              ---------    ------   ---------   --------
NET REALIZED GAIN (LOSS) ...................................    (18,345)       20         192        302
                                                              ---------    ------   ---------   --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      1,450        --      (1,505)        --
  End of period ............................................    (45,630)    1,450     (14,508)    (1,505)
                                                              ---------    ------   ---------   --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (47,080)    1,450     (13,003)    (1,505)
                                                              ---------    ------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (65,425)    1,470     (12,811)    (1,203)
                                                              ---------    ------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (66,074)   $1,551   $  (9,965)  $ (1,174)
                                                              =========    ======   =========   ========




                                                              EQ INTERNATIONAL
                                                              EQUITY INDEX (E)    EQ/JANUS LARGE CAP GROWTH (D)
                                                             ------------------- ------------------------------
                                                                 2000      1999               2000
                                                             ------------ ------ ------------------------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     408    $ 9             $    4,295
 Expenses (Note 3):
  Mortality and expense risk charges .......................        449      1                  2,998
                                                              ---------    ---             ----------
NET INVESTMENT INCOME ......................................        (41)     8                  1,297
                                                              ---------    ---             ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (873)    --                 (3,341)
 Realized gain distribution from The Trust .................      4,474      9                     --
                                                              ---------    ---             ----------
NET REALIZED GAIN (LOSS) ...................................      3,601      9                 (3,341)
                                                              ---------    ---             ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................         69     --                     --
  End of period ............................................    (19,097)    69               (280,573)
                                                              ---------    ---             ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (19,166)    69               (280,573)
                                                              ---------    ---             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (15,565)    78               (283,914)
                                                              ---------    ---             ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (15,606)   $86             $ (282,617)
                                                              =========    ===             ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                                EQ/PUTNAM
                                                                                                              INTERNATIONAL
                                                                    EQ/PUTNAM GROWTH & INCOME VALUE            EQUITY (E)
                                                             --------------------------------------------- -------------------
                                                                   2000            1999           1998         2000      1999
                                                             --------------- --------------- ------------- ------------ ------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999    $   63,790   $12
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995         1,787    --
                                                              -------------   -------------   ----------    ----------   ---
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004        62,003    12
                                                              -------------   -------------   ----------    ----------   ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398       (23,560)   --
 Realized gain distribution from The Trust .................             --       1,499,307      130,047        93,565    37
                                                              -------------   -------------   ----------    ----------   ---
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445        70,005    37
                                                              -------------   -------------   ----------    ----------   ---
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,796)      1,160,602      269,561             1    --
  End of period ............................................        306,904      (1,472,796)   1,160,602      (158,451)    1
                                                              -------------   -------------   ----------    ----------   ---
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041      (158,452)    1
                                                              -------------   -------------   ----------    ----------   ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486       (88,447)   38
                                                              -------------   -------------   ----------    ----------   ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490    $  (26,444)  $50
                                                              =============   =============   ==========    ==========   ===




                                                                     EQ/PUTNAM
                                                                     INVESTORS               EQ SMALL
                                                                    GROWTH (E)          COMPANY INDEX (E)   FI MID CAP (D)
                                                             ------------------------- ------------------- ---------------
                                                                  2000         1999            2000              2000
                                                             -------------- ---------- ------------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $    3,422      $ --         $  3,213           $ 2,614
 Expenses (Note 3):
  Mortality and expense risk charges .......................        1,990        5               101               895
                                                               ----------      ----         --------           -------
NET INVESTMENT INCOME ......................................        1,432       (5)            3,112             1,719
                                                               ----------      ------       --------           -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      (11,011)       1              (102)           22,280
 Realized gain distribution from The Trust .................        1,267      223             2,875                --
                                                               ----------      -----        --------           -------
NET REALIZED GAIN (LOSS) ...................................       (9,744)     224             2,773            22,280
                                                               ----------      -----        --------           -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................          736       --                --                --
  End of period ............................................     (115,117)     736            (7,854)           45,777
                                                               ----------      -----        --------           -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (115,853)     736            (7,854)           45,777
                                                               ----------      -----        --------           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (125,597)     960            (5,081)           68,057
                                                               ----------      -----        --------           -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (124,165)     $955         $ (1,969)          $69,776
                                                               ==========      =====        ========           =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                               J.P. MORGAN CORE
                                                                         FI SMALL/MID CAP VALUE                    BOND (E)
                                                             ----------------------------------------------- --------------------
                                                                   2000            1999            1998         2000       1999
                                                             --------------- --------------- --------------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     355,229   $      67,108   $    171,716    $50,306    $  100
 Expenses (Note 3):
  Mortality and expense risk charges .......................        171,556         180,999        168,543      1,900         1
                                                              -------------   -------------   ------------    -------    ------
NET INVESTMENT INCOME ......................................        183,673        (113,891)         3,173     48,406        99
                                                              -------------   -------------   ------------    -------    ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (925,533)     (1,591,217)      (142,969)       908        --
 Realized gain distribution from The Trust .................             --              --             --         --        --
                                                              -------------   -------------   ------------    -------    ------
NET REALIZED GAIN (LOSS) ...................................       (925,533)     (1,591,217)      (142,969)       908        --
                                                              -------------   -------------   ------------    -------    ------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (2,294,881)     (4,215,340)      (228,709)      (116)       --
  End of period ............................................         60,924      (2,294,881)    (4,215,340)     1,889      (116)
                                                              -------------   -------------   ------------    -------    ------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      2,355,805       1,920,459     (3,986,631)     2,005      (116)
                                                              -------------   -------------   ------------    -------    ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,430,272         329,242     (4,129,600)     2,913      (116)
                                                              -------------   -------------   ------------    -------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,613,945   $     215,351   $ (4,126,427)   $51,319    $  (17)
                                                              =============   =============   ============    =======    ======




                                                              LAZARD LARGE CAP VALUE (D)   LAZARD SMALL CAP VALUE (D)
                                                             ---------------------------- ---------------------------
                                                                         2000                         2000
                                                             ---------------------------- ---------------------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................           $  4,179                      $3,005
 Expenses (Note 3):
  Mortality and expense risk charges .......................                875                         227
                                                                       --------                      ------
NET INVESTMENT INCOME ......................................              3,304                       2,778
                                                                       --------                      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................             (2,223)                        250
 Realized gain distribution from The Trust .................                 --                          --
                                                                       --------                      ------
NET REALIZED GAIN (LOSS) ...................................             (2,223)                        250
                                                                       --------                      ------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................                 --                          --
  End of period ............................................             10,394                       6,143
                                                                       --------                      ------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................             10,394                       6,143
                                                                       --------                      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................              8,171                       6,393
                                                                       --------                      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................           $ 11,475                      $9,171
                                                                       ========                      ======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    MERCURY BASIC VALUE EQUITY
                                                             -----------------------------------------
                                                                  2000          1999          1998
                                                             ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $2,558,007    $  468,257    $   192,441
 Expenses (Note 3):
  Mortality and expense risk charges .......................     229,991       153,456         66,427
                                                              ----------    ----------    -----------
NET INVESTMENT INCOME ......................................   2,328,016       314,801        126,014
                                                              ----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     622,843       426,168        207,032
 Realized gain distribution from The Trust .................   2,512,090     1,963,197        667,083
                                                              ----------    ----------    -----------
NET REALIZED GAIN (LOSS) ...................................   3,134,933     2,389,365        874,115
                                                              ----------    ----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   1,270,622       (91,959)       135,003
  End of period ............................................   1,350,642     1,270,622        (91,959)
                                                              ----------    ----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      80,020     1,362,581       (226,962)
                                                              ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   3,214,953     3,751,946        647,153
                                                              ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $5,542,969    $4,066,747    $   773,167
                                                              ==========    ==========    ===========




                                                                                                       MFS EMERGING
                                                                     MERCURY WORLD STRATEGY          GROWTH COMPANIES
                                                             --------------------------------------- ----------------
                                                                   2000         1999        1998           2000
                                                             --------------- ---------- ------------ ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     151,922   $ 41,786   $  36,750    $    6,008,229
 Expenses (Note 3):
  Mortality and expense risk charges .......................         23,577     18,905      12,469         1,768,620
                                                              -------------   --------   ---------    --------------
NET INVESTMENT INCOME ......................................        128,345     22,881      24,281         4,239,609
                                                              -------------   --------   ---------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        170,040    197,727      19,432        28,942,316
 Realized gain distribution from The Trust .................        378,839     67,733          --        13,303,804
                                                              -------------   --------   ---------    --------------
NET REALIZED GAIN (LOSS) ...................................        548,879    265,460      19,432        42,246,120
                                                              -------------   --------   ---------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................        853,470    187,734     (37,926)       77,077,961
  End of period ............................................       (570,473)   853,470     187,734       (44,031,797)
                                                              -------------   --------   ---------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (1,423,943)   665,736     225,660      (121,109,758)
                                                              -------------   --------   ---------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       (875,064)   931,196     245,092       (78,863,638)
                                                              -------------   --------   ---------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (746,719)  $954,077   $ 269,373    $  (74,624,029)
                                                              =============   ========   =========    ==============




                                                              MFS EMERGING GROWTH COMPANIES
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       640,976         157,484
                                                               -----------     -----------
NET INVESTMENT INCOME ......................................      (640,976)       (156,515)
                                                               -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    13,577,250       4,270,964
 Realized gain distribution from The Trust .................     3,969,879              --
                                                               -----------     -----------
NET REALIZED GAIN (LOSS) ...................................    17,547,129       4,270,964
                                                               -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     6,996,177         171,320
  End of period ............................................    77,077,961       6,996,177
                                                               -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    70,081,784       6,824,857
                                                               -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    87,628,913      11,095,821
                                                               -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $86,987,937     $10,939,306
                                                               ===========     ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    MFS GROWTH
                                                                   WITH INCOME (A)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======




                                                                                                           MORGAN STANLEY
                                                                                                          EMERGING MARKETS
                                                                             MFS RESEARCH                      EQUITY
                                                             -------------------------------------------- ----------------
                                                                   2000           1999          1998            2000
                                                             --------------- ------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137    $   3,734,636
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044          225,716
                                                              -------------   -----------    ----------    -------------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)       3,508,920
                                                              -------------   -----------    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412        3,112,222
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --        1,317,840
                                                              -------------   -----------    ----------    -------------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412        4,430,062
                                                              -------------   -----------    ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382       11,044,586
  End of period ............................................     (7,080,452)   10,033,987     3,313,063      (25,157,275)
                                                              -------------   -----------    ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681      (36,201,861)
                                                              -------------   -----------    ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093      (31,771,799)
                                                              -------------   -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186    $ (28,262,879)
                                                              =============   ===========    ==========    =============




                                                             MORGAN STANLEY EMERGING MARKETS
                                                                          EQUITY
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        66,405          23,921
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................       (66,405)         13,319
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       363,825        (637,290)
 Realized gain distribution from The Trust .................       394,053              --
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................       757,878        (637,290)
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (2,942,633)     (1,079,388)
  End of period ............................................    11,044,586      (2,942,633)
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    13,987,219      (1,863,245)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    14,745,097      (2,500,535)
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ 14,678,692    $ (2,487,216)
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============





                                                               ALLIANCE HIGH YIELD
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  13,410,653    $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (14,615,073)     (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............    (11,205,680)      (7,843,498)     (29,521,690)
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    (12,410,100)      (6,384,662)     (11,026,918)
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,114,311       30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (16,217,496)     (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (21,187,150)     (25,281,076)       2,677,159
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (13,290,335)     (16,297,546)      18,891,177
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (2,037,976)       2,143,697         (832,263)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (27,738,411)     (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    149,834,482      170,372,993      163,340,997
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 122,096,071    $ 149,834,482    $ 170,372,993
                                                 =============    =============    =============




                                                                 ALLIANCE MONEY MARKET
                                                ------------------------------------------------------
                                                       2000               1999              1998
                                                ------------------ ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    18,750,665     $  12,329,959    $     9,515,464
 Net realized gain (loss) .....................       13,517,536           528,279           (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............      (12,753,418)         (219,635)           732,101
                                                 ---------------     -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       19,514,783        12,638,603         10,094,001
                                                 ---------------     -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      261,734,365       231,007,033        229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (64,400,152)      (63,463,349)       (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (159,392,173)      (91,919,848)      (128,607,686)
                                                 ---------------     -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       37,942,040        75,623,836         59,630,372
                                                 ---------------     -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,047,311)        1,075,796           (387,161)
                                                 ---------------     -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............       55,409,512        89,338,235         69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      344,428,377       255,090,142        185,752,930
                                                 ---------------     -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   399,837,889     $ 344,428,377    $   255,090,142
                                                 ===============     =============    ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE SMALL CAP GROWTH
                                                ----------------------------------------------
                                                      2000            1999           1998
                                                ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399
                                                 -------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764
                                                 -------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)
                                                 -------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929
                                                 -------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931
                                                 =============    ============   ============




                                                  CAPITAL GUARDIAN       CAPITAL GUARDIAN         CAPITAL GUARDIAN U.S.
                                                 INTERNATIONAL (B)          RESEARCH (B)               EQUITY (B)
                                                ------------------- -------------------------- --------------------------
                                                        2000             2000         1999          2000         1999
                                                ------------------- ------------- ------------ ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................      $     230       $   29,679     $     71    $   28,254    $     781
 Net realized gain (loss) .....................           (924)          30,415        2,837        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments ...............        (51,223)           9,596       11,093         6,999       17,325
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  operations ..................................        (51,917)          69,690       14,001        56,733       20,065
                                                     ---------       ----------     --------    ----------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        117,371          711,351       63,883       536,209      115,934
 Benefits and other policy-related
  transactions (Note 3) .......................         (8,888)        (181,366)        (503)     (152,937)     (15,128)
 Net transfers among funds and
  guaranteed interest account .................        362,727        2,253,279      115,765     1,033,573      390,588
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................        471,210        2,783,264      179,145     1,416,845      491,394
                                                     ---------       ----------     --------    ----------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................            425            5,042          209         5,455          378
                                                     ---------       ----------     --------    ----------    ---------
INCREASE (DECREASE) IN NET ASSETS .............        419,718        2,857,996      193,355     1,479,033      511,837
NET ASSETS
 BEGINNING OF PERIOD ..........................             --          193,355           --       511,837           --
                                                     ---------       ----------     --------    ----------    ---------
NET ASSETS
 END OF PERIOD ................................      $ 419,718       $3,051,351     $193,355    $1,990,870    $ 511,837
                                                     =========       ==========     ========    ==========    =========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                 EQ/AGGRESSIVE STOCK
                                                ------------------------------------------------------
                                                       2000              1999               1998
                                                ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............     (261,224,627)      132,094,676         (5,980,406)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................     (133,274,743)      163,530,486           (260,164)
                                                 ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................      (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................     (113,067,315)     (113,016,006)       (43,660,488)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (85,600,383)      (84,876,600)        13,688,848
                                                 ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,562,254)        2,197,124           (541,559)
                                                 ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................    1,052,045,063       971,194,053        958,306,928
                                                 ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ===============    ==============    ===============




                                                          EQ/ALLIANCE               EQ/ALLIANCE
                                                       PREMIER GROWTH (A)         TECHNOLOGY (C)
                                                -------------------------------- ----------------
                                                      2000             1999            2000
                                                --------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)   $      (76,288)
 Net realized gain (loss) .....................      1,799,789         190,495          (506,295)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707       (10,564,821)
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012       (11,147,404)
                                                 -------------    ------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938         7,114,732
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)       (1,584,828)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847        40,543,591
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443        46,073,495
                                                 -------------    ------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902           426,287
                                                 -------------    ------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357        35,352,378
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --                --
                                                 -------------    ------------    --------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357    $   35,352,378
                                                 =============    ============    ==============




                                                                EQ EQUITY 500 INDEX
                                                ----------------------------------------------------
                                                       2000              1999             1998
                                                ----------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,076,829    $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................      154,361,638       27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     (231,136,418)      92,088,291       73,609,890
                                                 ---------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................      (75,697,951)     123,138,444       81,294,263
                                                 ---------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      141,841,978      123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................      (68,629,444)     (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................     (188,630,273)     222,120,321       74,806,928
                                                 ---------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (115,417,739)     284,550,492      122,441,002
                                                 ---------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          249,927       (1,148,745)        (430,965)
                                                 ---------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (190,865,763)     406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................      850,304,536      443,764,345      240,460,045
                                                 ---------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   659,438,773    $ 850,304,536    $ 443,764,345
                                                 ===============    =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/EVERGREEN
                                                   EQ/EVERGREEN (A)           FOUNDATION (A)
                                                ----------------------- ------------------------
                                                    2000        1999        2000         1999
                                                ------------ ---------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (649)   $    81    $   2,846    $      29
 Net realized gain (loss) .....................    (18,345)        20          192          302
 Change in unrealized appreciation
  (depreciation) on investments ...............    (47,080)     1,450      (13,003)      (1,505)
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  operations ..................................    (66,074)     1,551       (9,965)      (1,174)
                                                 ---------    -------    ---------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    170,085      6,341       76,531           93
 Benefits and other policy-related
  transactions (Note 3) .......................    (40,582)      (434)     (12,610)         (53)
 Net transfers among funds and
  guaranteed interest account .................    389,449     21,204      182,282        2,377
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................    518,952     27,111      246,203        2,417
                                                 ---------    -------    ---------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      1,805         18        3,958        1,605
                                                 ---------    -------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS .............    454,683     28,680      240,196        2,848
NET ASSETS
 BEGINNING OF PERIOD ..........................     28,680         --        2,848           --
                                                 ---------    -------    ---------    ---------
NET ASSETS
 END OF PERIOD ................................  $ 483,363    $28,680    $ 243,044    $   2,848
                                                 =========    =======    =========    =========




                                                EQ INTERNATIONAL EQUITY
                                                       INDEX (E)          EQ/JANUS LARGE CAP GROWTH (D)
                                                ------------------------ ------------------------------
                                                    2000         1999                 2000
                                                ------------ ----------- ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (41)    $   8               $    1,297
 Net realized gain (loss) .....................      3,601         9                   (3,341)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (19,166)       69                 (280,573)
                                                 ---------     -------             ----------
 Net increase (decrease) in net assets from
  operations ..................................    (15,606)       86                 (282,617)
                                                 ---------     -------             ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     70,925        --                  531,995
 Benefits and other policy-related
  transactions (Note 3) .......................     (6,646)       (8)                 (28,461)
 Net transfers among funds and
  guaranteed interest account .................    128,159     1,182                3,230,829
                                                 ---------     -------             ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................    192,438     1,174                3,734,363
                                                 ---------     -------             ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         15        --                  502,998
                                                 ---------     -------             ----------
INCREASE (DECREASE) IN NET ASSETS .............    176,847     1,260                3,954,744
NET ASSETS
 BEGINNING OF PERIOD ..........................      1,260        --                       --
                                                 ---------     -------             ----------
NET ASSETS
 END OF PERIOD ................................  $ 178,107     $1,260              $3,954,744
                                                 =========     =======             ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                     EQ/PUTNAM
                                                        EQ/PUTNAM GROWTH & INCOME VALUE         INTERNATIONAL EQUITY
                                                ----------------------------------------------- --------------------
                                                      2000            1999            1998           2000      1999
                                                --------------- --------------- --------------- ------------- ------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004    $    62,003   $ 12
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445         70,005     37
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041       (158,452)     1
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490        (26,444)    50
                                                 ------------    ------------    ------------    -----------   ----
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897        177,172    666
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)       (25,083)    --
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532        857,709     --
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263      1,009,798    666
                                                 ------------    ------------    ------------    -----------   ----
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)            25     --
                                                 ------------    ------------    ------------    -----------   ----
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187        983,379    716
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068            716     --
                                                 ------------    ------------    ------------    -----------   ----
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255    $   984,095   $716
                                                 ============    ============    ============    ===========   ====




                                                       EQ/PUTNAM               EQ SMALL
                                                  INVESTORS GROWTH (E)    COMPANY INDEX (E)   FI MID CAP (D)
                                                ------------------------ ------------------- ---------------
                                                     2000        1999            2000              2000
                                                ------------- ---------- ------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,432   $    (5)       $  3,112         $    1,719
 Net realized gain (loss) .....................       (9,744)      224           2,773             22,280
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,853)      736          (7,854)            45,777
                                                 -----------   -------        --------         ----------
 Net increase (decrease) in net assets from
  operations ..................................     (124,165)      955          (1,969)            69,776
                                                 -----------   -------        --------         ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      280,877    10,348          15,197            366,696
 Benefits and other policy-related
  transactions (Note 3) .......................      (23,958)      (96)         (3,087)           (11,914)
 Net transfers among funds and
  guaranteed interest account .................      598,298       199          42,754          1,093,460
                                                 -----------   -------        --------         ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      855,217    10,451          54,864          1,448,242
                                                 -----------   -------        --------         ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................           19         5          20,007            500,894
                                                 -----------   -------        --------         ----------
INCREASE (DECREASE) IN NET ASSETS .............      731,071    11,411          72,902          2,018,912
NET ASSETS
 BEGINNING OF PERIOD ..........................       11,411        --              --                 --
                                                 -----------   -------        --------         ----------
NET ASSETS
 END OF PERIOD ................................  $   742,482   $11,411        $ 72,902         $2,018,912
                                                 ===========   =======        ========         ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                      J.P. MORGAN
                                                            FI SMALL/MID CAP VALUE                   CORE BOND (E)
                                                ---------------------------------------------- -----------------------
                                                      2000           1999            1998           2000        1999
                                                --------------- -------------- --------------- ------------- ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    183,673    $   (113,891)  $      3,173    $   48,406    $   99
 Net realized gain (loss) .....................      (925,533)     (1,591,217)      (142,969)          908         0
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,355,805       1,920,459     (3,986,631)        2,005      (116)
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  operations ..................................     1,613,945         215,351     (4,126,427)       51,319       (17)
                                                 ------------    ------------   ------------    ----------    ------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     8,252,522      11,009,658     13,378,658        84,090        --
 Benefits and other policy-related
  transactions (Note 3) .......................    (3,957,634)     (4,607,292)    (4,042,103)       (6,190)      (70)
 Net transfers among funds and
  guaranteed interest account .................    (4,015,926)     (7,372,698)     7,112,708       951,048     2,277
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  policy-related transactions .................       278,962        (970,332)    16,449,263     1,028,948     2,207
                                                 ------------    ------------   ------------    ----------    ------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (14,691)        (23,731)      (622,058)           24         2
                                                 ------------    ------------   ------------    ----------    ------
INCREASE (DECREASE) IN NET ASSETS .............     1,878,216        (778,712)    11,700,778     1,080,291     2,192
NET ASSETS
 BEGINNING OF PERIOD ..........................    35,948,213      36,726,925     25,026,147         2,192        --
                                                 ------------    ------------   ------------    ----------    ------
NET ASSETS
 END OF PERIOD ................................  $ 37,826,429    $ 35,948,213   $ 36,726,925    $1,082,483    $2,192
                                                 ============    ============   ============    ==========    ======




                                                 LAZARD LARGE CAP VALUE(D)   LAZARD SMALL CAP VALUE(D)
                                                --------------------------- --------------------------
                                                            2000                       2000
                                                --------------------------- --------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................          $  3,304                    $  2,778
 Net realized gain (loss) .....................            (2,223)                        250
 Change in unrealized appreciation
  (depreciation) on investments ...............            10,394                       6,143
                                                         --------                    --------
 Net increase (decrease) in net assets from
  operations ..................................            11,475                       9,171
                                                         --------                    --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................            41,252                      29,043
 Benefits and other policy-related
  transactions (Note 3) .......................            (7,949)                     (2,996)
 Net transfers among funds and
  guaranteed interest account .................           483,081                      97,039
                                                         --------                    --------
 Net increase (decrease) in net assets from
  policy-related transactions .................           516,384                     123,086
                                                         --------                    --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................                 6                          15
                                                         --------                    --------
INCREASE (DECREASE) IN NET ASSETS .............           527,865                     132,272
NET ASSETS
 BEGINNING OF PERIOD ..........................                --                          --
                                                         --------                    --------
NET ASSETS
 END OF PERIOD ................................          $527,865                    $132,272
                                                         ========                    ========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          MERCURY BASIC VALUE EQUITY
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  2,328,016    $    314,801    $    126,014
 Net realized gain (loss) .....................     3,134,933       2,389,365         874,115
 Change in unrealized appreciation
  (depreciation) on investments ...............        80,020       1,362,581        (226,962)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     5,542,969       4,066,747         773,167
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    14,274,696      10,931,366       6,388,355
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,317,905)     (3,171,744)     (1,430,414)
 Net transfers among funds and
  guaranteed interest account .................      (709,168)      7,845,599       8,794,685
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     8,247,623      15,605,221      13,752,626
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,113)        (43,053)     (1,392,853)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    13,788,479      19,628,915      13,132,940
NET ASSETS
 BEGINNING OF PERIOD ..........................    39,790,309      20,161,394       7,028,454
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 53,578,788    $ 39,790,309    $ 20,161,394
                                                 ============    ============    ============




                                                           MERCURY WORLD STRATEGY
                                                --------------------------------------------
                                                      2000           1999           1998
                                                --------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     128,345    $   22,881    $   24,281
 Net realized gain (loss) .....................        548,879       265,460        19,432
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,423,943)      665,736       225,660
                                                 -------------    ----------    ----------
 Net increase (decrease) in net assets from
  operations ..................................       (746,719)      954,077       269,373
                                                 -------------    ----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      1,503,266     1,304,821     1,050,984
 Benefits and other policy-related
  transactions (Note 3) .......................       (660,475)     (511,416)     (294,100)
 Net transfers among funds and
  guaranteed interest account .................        109,717      (504,202)    1,271,852
                                                 -------------    ----------    ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................        952,508       289,203     2,028,736
                                                 -------------    ----------    ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (455,226)     (999,768)     (849,043)
                                                 -------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS .............       (249,437)      243,512     1,449,066
NET ASSETS
 BEGINNING OF PERIOD ..........................      5,372,224     5,128,712     3,679,646
                                                 -------------    ----------    ----------
NET ASSETS
 END OF PERIOD ................................  $   5,122,787    $5,372,224    $5,128,712
                                                 =============    ==========    ==========




                                                          MFS EMERGING GROWTH COMPANIES
                                                ---------------------------------------------------
                                                       2000             1999              1998
                                                ----------------- ----------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     4,239,609   $    (640,976)     $   (156,515)
 Net realized gain (loss) .....................       42,246,120      17,547,129         4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............     (121,109,758)     70,081,784         6,824,857
                                                 ---------------   -------------      ------------
 Net increase (decrease) in net assets from
  operations ..................................      (74,624,029)     86,987,937        10,939,306
                                                 ---------------   -------------      ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       70,287,748      32,825,036        11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................      (27,814,422)    (13,737,378)       (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................      106,624,803      76,182,753        25,975,152
                                                 ---------------   -------------      ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      149,098,129      95,270,411        34,803,330
                                                 ---------------   -------------      ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (13,468)        (72,131)       (2,575,513)
                                                 ---------------   -------------      ------------
INCREASE (DECREASE) IN NET ASSETS .............       74,460,632     182,186,217        43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................      238,183,041      55,996,824        12,829,701
                                                 ---------------   -------------      ------------
NET ASSETS
 END OF PERIOD ................................  $   312,643,673   $ 238,183,041      $ 55,996,824
                                                 ===============   =============      ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                MFS GROWTH AND INCOME (A)                   MFS RESEARCH
                                                -------------------------- -----------------------------------------------
                                                     2000          1999          2000            1999            1998
                                                -------------- ----------- ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837    $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................       13,705        (227)       12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637       (17,114,439)     6,720,924      3,063,681
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247        (4,880,059)     8,646,570      3,543,186
                                                  ----------    --------    --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806        15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)       (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238        13,683,263      4,280,012     12,108,388
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437        23,355,937     11,978,500     17,198,434
                                                  ----------    --------    --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030            (2,662)        (9,698)    (2,472,499)
                                                  ----------    --------    --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714        18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --        48,637,352     28,021,980      9,752,859
                                                  ----------    --------    --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714    $   67,110,568   $ 48,637,352   $ 28,021,980
                                                  ==========    ========    ==============   ============   ============




                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

   Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

   Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology, EQ Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors receives commissions and other servce-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

   The Account consists of forty-three variable investment options of which thirty are reported herein:

   o Alliance Common Stock
   o Alliance High Yield
   o Alliance Money Market
   o Alliance Small Cap Growth
   o Capital Guardian International
   o Capital Guardian Research
   o Capital Guardian U.S. Equity
   o EQ/Aggressive Stock(1)
   o EQ/Alliance Premier Growth
   o EQ/Alliance Technology
   o EQ Equity 500 Index(2)
   o EQ/Evergreen
   o EQ/Evergreen Foundation
   o EQ International Equity Index(3)
   o EQ/Janus Large Cap Growth
   o EQ/Putnam Growth & Income Value
   o EQ/Putnam International Equity
   o EQ/Putnam Investors Growth
   o EQ Small Company Index(4)
   o FI Mid Cap
   o FI Small/Mid Cap Value(5)
   o J.P. Morgan Core Bond (6)
   o Lazard Large Cap Value
   o Lazard Small Cap Value
   o Mercury Basic Value Equity(7)
   o Mercury World Strategy(8)
   o MFS Emerging Growth Companies
   o MFS Growth and Income
   o MFS Research
   o Morgan Stanley Emerging Markets Equity

----------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Equity Index
(3) Formerly known as BT International Equity Index
(4) Formerly known as BT Small Company Index
(5) Formerly known as Warburg Pincus Small Company Value
(6) Formerly known as JPM Core Bond
(7) Formerly known as Merrill Lynch Basic Value Equity
(8) Formerly known as Merrill Lynch World Strategy
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


1. General (Concluded)

   On October 6, 2000 The Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index Portfolio. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

   The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


   The Account supports the operations of various Equitable life insurance products. These products are sold through both Equitable's Agent Distribution Channel and Equitable's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life, Incentive Life Plus, Survivorship Incentive Life, Survivorship 2000 and Accumulator
   Life) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

   All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

   Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263
   for the years ended 2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

   of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

   Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life, Incentive Life Plus and Survivorship Incentive Life of .60%, and for Survivorship 2000 of .90% and Accumulator Life of 1.35%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

   Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                   MORTALITY AND
                                                                      EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Survivorship
   Incentive Life, Incentive Life Plus Second Series,
   Champion 2000 (a) ..........................................         60%           --            --         .60%
   IL Plus Original Series, IL COLI (b) .......................         --            --            --          --
   Survivorship 2000 (a) ......................................        .90%           --            --         .90%
   IL Protector (a) ...........................................        .80%           --            --         .80%
   Accumulator Life (a) .......................................       1.35%           --            --        1.35%
   SP Flex (a) ................................................        .85%          .60%          .35%       1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


   Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

   Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

   The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
   (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

   Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

   The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                                YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------------------
            VARIABLE INVESTMENT OPTION                   2000              1999              1998
   --------------------------------------------   ----------------- ----------------- -----------------
   Alliance Common Stock ......................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
   Alliance High Yield ........................        (2,768,086)        1,254,634        (1,839,368)
   Alliance Money Market ......................        (3,826,779)         (531,900)       (1,591,380)
   Alliance Small Cap Growth ..................          (766,644)         (384,204)       (1,675,446)
   Capital Guardian International(2) ..........              (449)               --                --
   Capital Guardian Research(2) ...............              (461)               --                --
   Capital Guardian U.S. Equity(2) ............              (423)               --                --
   EQ/Aggressive Stock ........................        (8,081,955)       (3,284,577)       (6,122,856)
   EQ/Alliance Premier Growth(1) ..............        (2,511,999)          (60,529)               --
   EQ/Alliance Technology(3) ..................           350,000                --                --
   EQ Equity 500 Index ........................        (3,480,655)       (4,878,705)        2,293,340
   EQ/Evergreen(1) ............................               (33)               --                --
   EQ/Evergreen Foundation(1) .................             4,979                --                --
   EQ International Equity Index ..............              (435)               --                --
   EQ/Janus Large Cap Growth(4) ...............           500,000                --                --
   EQ/Putnam Growth & Income Value ............          (114,001)         (177,637)       (1,391,562)
   EQ/Putnam International Equity(5) ..........            (1,762)               --                --
   EQ/Putnam Investors Growth(5) ..............            (1,970)               --                --
   EQ Small Company Index(5) ..................            19,905                --                --
   FI Mid Cap(4) ..............................           500,000                --                --
   FI Small/Mid Cap Value .....................           186,247          (204,730)         (790,600)
   J.P. Morgan Core Bond(5) ...................            (1,877)               --                --
   Lazard Large Cap Value(4) ..................              (868)               --                --
   Lazard Small Cap Value(4) ..................              (212)               --                --
   Mercury Basic Value Equity .................          (232,103)         (196,510)       (1,459,281)
   Mercury World Strategy .....................          (478,802)       (1,018,674)         (861,511)
   MFS Emerging Growth Companies ..............        (1,782,086)         (713,109)       (2,732,997)
   MFS Growth with Income(1) ..................            14,190            29,599                --
   MFS Research ...............................          (324,884)         (218,336)       (2,558,541)
   Morgan Stanley Emerging Markets Equity .....        (1,427,425)       (2,019,694)          (21,425)


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.
(5) Commencement of Operations on July 24, 1998.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


5. Distribution and Servicing Agreements

   Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


6. Investment Returns

   The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

   The Separate Account rates of return attributable to Incentive Life, Survivorship Incentive Life and Incentive Life Plus differ from rates of return attributable to Survivorship 2000 and Accumulator Life because asset charges are deducted at different rates under each policy (see Note 3).


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK        2000          1999
----------------------- -------------- -----------
Gross return ..........    (14.25)%       24.88%
Net return ............    (14.76)%       24.13%


                        YEARS ENDED DECEMBER 31,
                       ---------------------------
ALLIANCE HIGH YIELD         2000          1999
---------------------- ------------- -------------
Gross return .........     (8.90)%       (3.58)%
Net return ...........     (9.44)%       (4.16)%


                        YEARS ENDED DECEMBER
                                 31,
                        ---------------------
ALLIANCE MONEY MARKET      2000       1999
----------------------- ---------- ----------
Gross return ..........    5.99%      4.71%
Net return ............    5.36%      4.10%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.97%      26.86%


                                  YEAR ENDED DECEMBER 31,
                                 ------------------------
CAPITAL GUARDIAN INTERNATIONAL             2000
-------------------------------- ------------------------
Gross return ...................         (19.19)%
Net return .....................         (19.58)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE





                                                       AUGUST 30 (C) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............            5.92%                 7.10%
Net return ................            5.28%                 6.67%


                                                          AUGUST 30 (C) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................            3.56%                 3.76%
Net return ...................            2.96%                 3.32%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........    (13.35)%       18.55%
Net return ...........    (13.86)%       17.83%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............    (18.34)%       18.97%
Net return .................    (18.88)%       18.52%


                          MAY 22 (D) TO
                          DECEMBER 31,
                         --------------
EQ/ALLIANCE TECHNOLOGY        2000
------------------------ --------------
Gross return ...........    (33.30)%
Net return .............    (33.52)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (F)             2000
------------------------- ------------------------
Gross return ............         ( 9.81)%
Net return ..............         (10.35)%


                                                  JUNE 4 (C) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
---------------------- ------------------------- --------------
Gross return .........          (11.66)%              9.70%
Net return ...........          (12.24)%              9.06%


                                                     JUNE 4 (C) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
EQ/EVERGREEN FOUNDATION             2000                1999
------------------------- ------------------------- --------------
Gross return ............          (4.82)%              7.38%
Net return ..............          (5.38)%              6.72%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (17.63)%       27.50%
Net return ....................    (18.11)%       26.70%


                             OCTOBER 22 (E)
                              DECEMBER 31,
                            ---------------
EQ/JANUS LARGE CAP GROWTH         2000
--------------------------- ---------------
Gross return ..............     (15.70)%
Net return ................     (15.85)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................    6.69%       (1.27)%
Net return ......................    6.14%       (1.95)%


                                                            JUNE 4 (A) TO
                                  YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                 ------------------------- --------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                1999
-------------------------------- ------------------------- --------------
Gross return ...................          (12.33)%             60.24%
Net return .....................          (12.84)%             59.29%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............    (17.79)%       30.24%
Net return .................    (18.26)%       29.48%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........          (3.43)%
Net return .............          (3.97)%


                        YEAR ENDED DECEMBER 31,
                       ------------------------
FI MID CAP                       2000
---------------------- ------------------------
Gross return .........           0.46%
Net return ...........           0.23%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........           5.13%
Net return .............           4.51%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........    11.55%       (1.64)%
Net return ............    10.82%       (2.19)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.55)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.81%


                             YEARS ENDED DECEMBER 31,
                             ------------------------
MERCURY BASIC VALUE EQUITY       2000        1999
---------------------------- ----------- -----------
Gross return ...............    11.81%      19.00%
Net return .................    11.14%      18.23%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                          YEARS ENDED DECEMBER 31,
                         --------------------------
MERCURY WORLD STRATEGY        2000          1999
------------------------ -------------- -----------
Gross return ...........    (11.40)%       21.35%
Net return .............    (11.98)%       20.62%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (18.56)%       73.62%
Net return ....................    (19.32)%       72.63%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%      8.76%
Net return .............     (1.29)%      8.06%


                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........     (5.25)%      23.12%
Net return ...........     (5.83)%      22.38%


                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................    (40.12)%       95.82%
Net return .............................    (40.40)%       94.57%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK        2000          1999
----------------------- -------------- -----------
Gross return ..........    (14.25)%       24.88%
Net return ............    (15.01)%       23.76%


                        YEARS ENDED DECEMBER 31,
                       ---------------------------
ALLIANCE HIGH YIELD         2000          1999
---------------------- ------------- -------------
Gross return .........     (8.90)%       (3.35)%
Net return ...........     (9.71)%       (4.45)%


                        YEARS ENDED DECEMBER
                                 31,
                        ---------------------
ALLIANCE MONEY MARKET      2000       1999
----------------------- ---------- ----------
Gross return ..........    5.99%      4.71%
Net return ............    5.05%      3.78%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.63%      26.47%


                                  YEAR ENDED DECEMBER 31,
                                 -------------------------
CAPITAL GUARDIAN INTERNATIONAL              2000
-------------------------------- -------------------------
Gross return ...................          (19.19)%
Net return .....................          (19.82)%


                                                       AUGUST 30 (C) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............            5.92%                 7.10%
Net return ................            4.96%                 6.46%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                          AUGUST 30 (C) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................            3.56%                 3.76%
Net return ...................            2.66%                 3.11%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........    (13.35)%       18.55%
Net return ...........    (14.12)%       17.43%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............    (18.34)%       18.97%
Net return .................    (19.12)%       18.28%


                          MAY 22(D) TO
                          DECEMBER 31,
                         -------------
EQ/ALLIANCE TECHNOLOGY        2000
------------------------ -------------
Gross return ...........    (33.30)%
Net return .............    (33.66)%


                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (F)             2000
------------------------- ------------------------
Gross return ............         ( 9.81)%
Net return ..............         (10.66)%


                                                  JUNE 4 (C) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
---------------------- ------------------------- --------------
Gross return .........          (11.66)%              9.70%
Net return ...........          (12.50)%              8.73%

----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
EQ/EVERGREEN FOUNDATION              2000                1999
------------------------- ------------------------- --------------
Gross return ............           (4.82)%              7.38%
Net return ..............           (5.67)%              6.14%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (17.63)%       27.50%
Net return ....................    (18.35)%       26.32%


                             OCTOBER 22 TO
                             DECEMBER 31,
                            --------------
EQ/JANUS LARGE CAP GROWTH        2000
--------------------------- --------------
Gross return ..............    (15.70)%
Net return ................    (15.93)%


                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................    6.69%       (1.27)%
Net return ......................    5.82%       (2.25)%


                                                            JUNE 4 (A) TO
                                  YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                 ------------------------- --------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                1999
-------------------------------- ------------------------- --------------
Gross return ...................          (12.33)%              60.24%
Net return .....................          (13.10)%              58.81%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............    (17.79)%       30.24%
Net return .................    (18.51)%       29.09%

----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........          (3.43)%
Net return .............          (4.26)%


                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
---------------------- --------------
Gross return .........      0.46%
Net return ...........      0.13%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........           5.13%
Net return .............           4.20%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........    11.55%       (1.64)%
Net return ............    10.49%       (2.48)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.84)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.45%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                              YEAR ENDED DECEMBER 31,
                             ------------------------
MERCURY BASIC VALUE EQUITY             2000
---------------------------- ------------------------
Gross return ...............          11.81%
Net return .................          10.81%


                          YEARS ENDED DECEMBER 31,
                         --------------------------
MERCURY WORLD STRATEGY        2000          1999
------------------------ -------------- -----------
Gross return ...........    (11.40)%       21.35%
Net return .............    (12.25)%       20.62%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (18.56)%       73.62%
Net return ....................    (19.56)%       72.11%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%      8.76%
Net return .............     (1.58)%      7.74%


                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........     (5.25)%      23.12%
Net return ...........     (6.11)%      22.01%


                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................    (40.12)%       95.82%
Net return .............................    (40.58)%       93.98%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                         JUNE 22 (A) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE COMMON STOCK         2000
----------------------- ---------------
Gross return ..........     (14.25)%
Net return ............     (15.40)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
---------------------- ---------------
Gross return .........     ( 8.90)%
Net return ...........     (10.12)%


                         JUNE 22 (A) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE MONEY MARKET         2000
----------------------- ---------------
Gross return ..........       5.99%
Net return ............       4.57%


                             JUNE 22 (A) TO
                              DECEMBER 31,
                            ---------------
ALLIANCE SMALL CAP GROWTH         2000
--------------------------- ---------------
Gross return ..............      13.78%
Net return ................      12.12%


                             JUNE 22 (A) TO
                              DECEMBER 31,
                            ---------------
CAPITAL GUARDIAN RESEARCH         2000
--------------------------- ---------------
Gross return ..............       5.92%
Net return ................       4.49%


                                JUNE 22 (A) TO
                                 DECEMBER 31,
                               ---------------
CAPITAL GUARDIAN U.S. EQUITY         2000
------------------------------ ---------------
Gross return .................       3.56%
Net return ...................       2.19%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
---------------------- ---------------
Gross return .........     (13.35)%
Net return ...........     (14.51)%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
EQ/ALLIANCE PREMIER GROWTH         2000
---------------------------- ---------------
Gross return ...............     (18.34)%
Net return .................     (19.49)%


                          OCTOBER 22 (B) TO
                            DECEMBER 31,
                         ------------------
EQ/ALLIANCE TECHNOLOGY          2000
------------------------ ------------------
Gross return ...........      (33.30)%
Net return .............      (33.86)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
EQ EQUITY 500 INDEX (D)         2000
------------------------- ---------------
Gross return ............     ( 9.81)%
Net return ..............     (11.02)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/EVERGREEN                 2000
---------------------- ---------------
Gross return .........     (11.66)%
Net return ...........     (12.90)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
EQ/EVERGREEN FOUNDATION         2000
------------------------- ---------------
Gross return ............      (4.82)%
Net return ..............      (6.10)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                             OCTOBER 22 (C) TO
                               DECEMBER 31,
                            ------------------
EQ/JANUS LARGE CAP GROWTH          2000
--------------------------- ------------------
Gross return ..............      (15.70)%
Net return ................      (16.06)%


                                   OCTOBER 22 (A) TO
                                     DECEMBER 31,
                                  ------------------
EQ/PUTNAM GROWTH & INCOME VALUE          2000
--------------------------------- ------------------
Gross return ....................        6.69%
Net return ......................        5.34%


                        OCTOBER 22 (A) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
---------------------- ------------------
Gross return .........        0.46%
Net return ...........       (0.02)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
FI SMALL/MID CAP VALUE         2000
------------------------ ---------------
Gross return ...........       5.13%
Net return .............       3.73%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
MERCURY BASIC VALUE EQUITY         2000
---------------------------- ---------------
Gross return ...............      11.81%
Net return .................      10.31%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
MERCURY WORLD STRATEGY         2000
------------------------ ---------------
Gross return ...........     (11.40)%
Net return .............     (12.64)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                                 JUNE 22 (A) TO
                                  DECEMBER 31,
                                ---------------
MFS EMERGING GROWTH COMPANIES         2000
------------------------------- ---------------
Gross return ..................     (18.56)%
Net return ....................     (19.93)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
MFS GROWTH WITH INCOME         2000
------------------------ ---------------
Gross return ...........      (0.77)%
Net return .............      (2.03)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
---------------------- ---------------
Gross return .........      (5.25)%
Net return ...........      (6.53)%


                                          JUNE 22 (A) TO
                                           DECEMBER 31,
                                         ---------------
MORGAN STANLEY EMERGING MARKETS EQUITY         2000
---------------------------------------- ---------------
Gross return ...........................     (40.12)%
Net return .............................     (40.85)%


                                  JUNE 22 (A) TO
                                   DECEMBER 31,
                                 ---------------
CAPITAL GUARDIAN INTERNATIONAL         2000
-------------------------------- ---------------
Gross return ...................     (19.19)%
Net return .....................     (20.19)%


                                 JUNE 22 (A) TO
                                  DECEMBER 31,
                                ---------------
EQ INTERNATIONAL EQUITY INDEX         2000
------------------------------- ---------------
Gross return ..................     (17.63)%
Net return ....................     (18.72)%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
EQ/SMALL COMPANY INDEX         2000
------------------------ ---------------
Gross return ...........      (3.43)%
Net return .............      (4.70)%


                                  JUNE 22 (A) TO
                                   DECEMBER 31,
                                 ---------------
EQ/PUTNAM INTERNATIONAL EQUITY         2000
-------------------------------- ---------------
Gross return ...................     (12.33)%
Net return .....................     (13.50)%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
EQ/PUTNAM INVESTORS GROWTH         2000
---------------------------- ---------------
Gross return ...............     (17.79)%
Net return .................     (18.88)%


                         JUNE 22 (A) TO
                          DECEMBER 31,
                        ---------------
J.P. MORGAN CORE BOND         2000
----------------------- ---------------
Gross return ..........      11.55%
Net return ............       9.99%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
LAZARD LARGE CAP VALUE         2000
------------------------ ---------------
Gross return ...........      (1.94)%
Net return .............      (3.28)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
LAZARD SMALL CAP VALUE         2000
------------------------ ---------------
Gross return ...........      18.56%
Net return .............      16.92%


----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000


7. Subsequent Events

   On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

   Effective March 1, 2001 the Lazard Large Cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio.

----------
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

APPENDIX I: INFORMATION ON MARKET PERFORMANCE



-----
A-1


--------------------------------------------------------------------------------


In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or


o data developed by us derived from such indices or averages.


o Other appropriate types of securities (e.g. common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds and U.S. treasury bills).


We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's
Morningstar's Variable Annuities/Life
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Adviser
Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
--------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.



LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

                      (This page intentionally left blank)

APPENDIX II: AN INDEX OF KEY WORDS AND PHRASES


-----
 B-1


--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.



                                 PAGE                                       PAGE

account value                      20     market timing                      36
Administrative Office               5     modified endowment contract        12
age                                33     month, year                        33
Allocation Date                    15     monthly deduction               7, 11
alternative death benefit          17     net cash surrender value           25
amount at risk                     37     no-lapse guarantee                 13
anniversary                        33     Option A, B                        16
assign; assignment                 31     our                                 2
automatic transfer service         21     owner                               2
AXA Financial, Inc.                 4     paid up                            26
basis                              27     paid up death benefit guarantee    14
beneficiary                        18     partial withdrawal                 24
business day                       32     payment option                     19
Cash Surrender Value               23     planned periodic premium           12
Code                               26     policy                          cover
collateral                         23     Portfolio                       cover
cost of insurance charge           37     premium charge                      7
cost of insurance rates            37     premium payments                   12
customer loyalty credit            38     prospectus                      cover
day                                32     rebalancing                        22
death benefit guarantee            13     receive                            32
default                            12     restore, restoration               13
disruptive transfer activity       36     rider                              18
dollar cost averaging service      21     SEC                             cover
enhanced death benefit guarantee   14     Separate Account FP                35
EQAccess                            5     state                               2
EQ Advisors Trust                  16     subaccount                         35
EQ Financial Consultants           16     Survivorship Incentive Life     cover
Equitable Distributors             40     surviving insured person           16
Equitable Life                      4     surrender                          25
Equitable Access Account           19     surrender charge                    7
face amount                        15     target premium                      8
grace period                       12     telephone transfer                 21
guarantee premium                  14     transfers                          21
guaranteed interest option         16     Trust                              16
Guaranteed Interest Account        16     units                              20
insured person                     16     unit values                        20
Investment Funds                   16     us                                  2
investment option                  15     variable investment option         16
issue date                         33     we                                  2
lapse                              12     withdrawal                         24
loan, loan interest                23     you, your                           2

Survivorship Incentive Life(SM)
A flexible premium "second to die"
variable life insurance policy





PROSPECTUS DATED MAY 1, 2001


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.


--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:*
--------------------------------------------------------------------------------
o EQ/Aggressive Stock                   o EQ/International Equity Index(4)
o EQ/Alliance Common Stock              o EQ/J.P. Morgan Core Bond
o EQ/Alliance High Yield                o EQ/Janus Large Cap Growth
o EQ/Alliance Money Market              o EQ/Lazard Small Cap Value
o EQ/Alliance Premier Growth            o EQ/MFS Emerging Growth
o EQ/Alliance Small Cap Growth            Companies
o EQ/Alliance Technology                o EQ/MFS Investors Trust(5)
o EQ/Bernstein Diversified Value (1)    o EQ/MFS Research
o EQ/Capital Guardian International     o EQ/Morgan Stanley Emerging
o EQ/Capital Guardian Research            Markets Equity
o EQ/Capital Guardian U.S. Equity       o EQ/Putnam Growth & Income Value
o EQ/Equity 500 Index(2)                o EQ/Putnam International Equity
o EQ/FI Mid Cap                         o EQ/Putnam Investors Growth
o EQ/FI Small/Mid Cap Value(3)          o EQ/Small Company Index(6)
--------------------------------------------------------------------------------



* Effective May 18, 2001, all of the names of the variable investment options are changed to include "EQ/."
(1) Formerly named "Lazard Large Cap Value."
(2) Formerly named "Alliance Equity Index."
(3) Formerly named "Warburg Pincus Small Company Value."
(4) Formerly named "BT International Equity Index."
(5) This reflects the name change of the MFS Growth with Income option, effective May 18, 2001.
(6) Formerly named "BT Small Company Index."


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage,
(5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and
(7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.










THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                             EDI

                                                                          X00065

Contents of this prospectus

-----
2
--------------------------------------------------------------------------------


SURVIVORSHIP INCENTIVE LIFE


--------------------------------------------------------------------------------
What is Survivorship Incentive Life?                                         1
Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            7
Risks you should consider                                                   11



--------------------------------------------------------------------------------
1POLICY FEATURES AND BENEFITS                                               12
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                           12
The minimum amount of premiums you must pay                                 12

You can guarantee that your policy will not
     terminate before a certain date                                        13

You can elect a "paid up" death benefit guarantee                           14
Investment options within your policy                                       15
About your life insurance benefit                                           16
You can decrease your insurance coverage                                    18
If one insured person dies                                                  18
Other benefits you can add by rider                                         18
Your options for receiving policy proceeds                                  18
Your right to cancel within a certain number of days                        19
Variations among Survivorship Incentive Life policies                       19
Other Equitable Life policies                                               19



--------------------------------------------------------------------------------
2DETERMINING YOUR POLICY'S VALUE                                            20
--------------------------------------------------------------------------------
Your account value                                                          20




-------------------------

"We", "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at this point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Survivorship Incentive Life in all states. This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

-----
3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                       21
--------------------------------------------------------------------------------
Transfers you can make                                                      21
Telephone and EQAccess transfers                                            21

Disruptive transfer activity                                                21

Our dollar cost averaging service                                           21
Our asset rebalancing service                                               22



--------------------------------------------------------------------------------
4ACCESSING YOUR MONEY                                                       23
--------------------------------------------------------------------------------
Borrowing from your policy                                                  23
Making withdrawals from your policy                                         24

Surrendering your policy for its net cash surrender value                   24

Your option to receive a living benefit                                     25



--------------------------------------------------------------------------------
5TAX INFORMATION                                                            26
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                            26
Tax treatment of distributions to you                                       26
Tax treatment of living benefit proceeds                                    28
Effect of policy splits                                                     28
Effect of policy on interest deductions taken by business entities          28
Requirement that we diversify investments                                   28
Estate, gift, and generation-skipping taxes                                 29
Employee benefit programs                                                   29
ERISA                                                                       29
Our taxes                                                                   29

When we withhold taxes from distributions                                   29

Possibility of future tax changes                                           30



--------------------------------------------------------------------------------
6MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   31
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                      31
Requirements for surrender requests                                         31
Ways we pay policy proceeds                                                 31
Assigning your policy                                                       31
Dates and prices at which policy events occur                               31
Policy issuance                                                             33

Gender-neutral policies                                                     33


--------------------------------------------------------------------------------
7MORE INFORMATION ABOUT OTHER MATTERS                                       35
--------------------------------------------------------------------------------
Your voting privileges                                                      35
About our Separate Account FP                                               35
About our general account                                                   36
Transfers of your account value                                             36

Telephone and EQAccess requests                                             37

Deducting policy charges                                                    37
Customer loyalty credit                                                     38
Suicide and certain misstatements                                           38
When we pay policy proceeds                                                 38
Changes we can make                                                         39

Reports we will send you                                                    40

Legal proceedings                                                           40
Illustrations of policy benefits                                            40
SEC registration statement                                                  40
How we market the policies                                                  40

Insurance regulation that applies to Equitable Life                         41

Directors and principal officers                                            42



--------------------------------------------------------------------------------

8FINANCIAL STATEMENTS OF SEPARATE
     ACCOUNT FP AND EQUITABLE LIFE                                          51

--------------------------------------------------------------------------------
Separate Account FP financial statements                                 FSA-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------

APPENDICES

--------------------------------------------------------------------------------

I -- Information on market performance                                     A-1
II -- An index of key words and phrases                                    B-1


--------------------------------------------------------------------------------

EQ ADVISORS TRUST PROSPECTUS (follows after page B-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------

Who is Equitable Life?

-----
4
--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

-----
5
--------------------------------------------------------------------------------

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described.





--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
Equitable Life -- EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)



--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------


1-888-228-6690 (automated system available 22 hours a day, from 6AM to 4AM, Eastern Time; customer service representative available weekdays 8AM to 9PM, Eastern Time)


--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
life-service@equitable.com




--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
1-704-540-2199




--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can access your policy information through our Web site by enrolling in EQAccess.

          -------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both an insured person and the owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(1) policy surrenders;

(a) address changes;

(b) beneficiary changes;

(c) transfers between investment options; and

(d) changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone or (2) over the Internet through EQAccess. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

-----
6
--------------------------------------------------------------------------------

Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

Charges and expenses you will pay


-----
7
--------------------------------------------------------------------------------


TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus.




--------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge                 (a) 8% of each premium payment you make until your total
AMOUNTS YOU CONTRIBUTE TO                                  premium payments equal a certain amount(1) and (b) 5% of all
YOUR POLICY:                                               additional premiums (which we may increase up to 8%)(2)
--------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)       (i) $20 in each of your policy's first 12 months and (ii) $7 in each
YOUR POLICY'S VALUE EACH                                   subsequent month (which we may increase up to $10)
MONTH:                                                                                     plus
                                                           (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per
                                                           $1,000(4) for each subsequent month (we reduce this to $.04 per
                                                           $1,000 in each subsequent month if the then face amount of your policy is $2 million or more)
                            ----------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3)   Amount varies depending on the specifics of your policy(5)
                            and optional rider charges
                            ----------------------------------------------------------------------------------------------------
                            Charge if you have elected     $.02 for each $1,000 of your policy's face amount at the time
                            our optional enhanced death    the charge is deducted(6)
                            benefit guarantee
--------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense risk     .60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE      charge(7)                      investment options. We may increase this charge up to .90%.
INVESTMENT PERFORMANCE
EACH DAY:(7)
--------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) or      A surrender charge that will not exceed the amount set forth in
YOUR ACCOUNT VALUE AT THE   termination of your policy     your policy(8)
TIME OF THE TRANSACTION:    during its first 15 years
                            ----------------------------------------------------------------------------------------------------
                            Requested decrease in your     A pro-rata portion of the full surrender charge that would apply
                            policy's face amount           to a surrender at the time of the decrease
--------------------------------------------------------------------------------------------------------------------------------

-----
8
--------------------------------------------------------------------------------


(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.

(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the face amount of your policy is $2 million or more).

(5) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.

-----
9
--------------------------------------------------------------------------------


YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 2000. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.







----------------------------------------------------------------------------------------------------------------------------
                                                                    2000 FEES AND EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                             FEE WAIVERS
                                                                                 TOTAL         AND/OR          NET TOTAL
                                     MANAGEMENT                      OTHER       ANNUAL        EXPENSE           ANNUAL
                                       FEES(1)       12B-1 FEES   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
----------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                     0.60%         0.25%          0.07%       0.92%             --            0.92%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                0.46%         0.25%          0.05%       0.76%             --            0.76%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance High Yield                  0.60%         0.25%          0.07%       0.92%             --            0.92%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                0.34%         0.25%          0.06%       0.65%             --            0.65%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth              0.89%         0.25%          0.05%       1.19%          (0.04)%          1.15%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth            0.75%         0.25%          0.06%       1.06%             --            1.06%
----------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                  0.90%         0.25%          0.06%       1.21%          (0.06)%          1.15%
----------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value          0.65%         0.25%          0.15%       1.05%          (0.10)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International       0.85%         0.25%          0.20%       1.30%          (0.10)%          1.20%
----------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research            0.65%         0.25%          0.16%       1.06%          (0.11)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity         0.65%         0.25%          0.11%       1.01%          (0.06)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                     0.25%         0.25%          0.06%       0.56%             --            0.56%
----------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                           0.70%         0.25%          0.27%       1.22%          (0.22)%          1.00%
----------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value               0.75%         0.25%          0.19%       1.19%          (0.09)%          1.10%
----------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index           0.35%         0.25%          0.50%       1.10%           0.00%           1.10%
----------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                0.45%         0.25%          0.11%       0.81%          (0.01)%          0.80%
----------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth               0.90%         0.25%          0.22%       1.37%          (0.22)%          1.15%
----------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value               0.75%         0.25%          0.14%       1.14%          (0.04)%          1.10%
----------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies        0.62%         0.25%          0.10%       0.97%             --            0.97%
----------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                  0.60%         0.25%          0.13%       0.98%          (0.03)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                         0.65%         0.25%          0.07%       0.97%          (0.02)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Morgan Stanley Emerging Markets
  Equity                                1.15%         0.25%          0.52%       1.92%          (0.12)%          1.80%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value         0.60%         0.25%          0.12%       0.97%          (0.02)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity          0.85%         0.25%          0.22%       1.32%          (0.07)%          1.25%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth              0.65%         0.25%          0.10%       1.00%          (0.05)%          0.95%
----------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                  0.25%         0.25%          0.43%       0.93%          (0.08)%          0.85%
----------------------------------------------------------------------------------------------------------------------------

-----
10
--------------------------------------------------------------------------------


(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

Risks you should consider

-----
11
--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR VARIABLE INVESTMENT OPTIONS

Generally, all monthly charges will be deducted in the same proportion as the allocation that you provide in your policy application, unless you instruct us otherwise. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your variable investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees), (3) make a charge of up to $25 for each transfer among variable investment options that you make, (4) make a charge of up to $25 each time you request a policy illustration, if you request more than one in any policy year or (5) modify your monthly cost of insurance charge or your guaranteed minimum death benefit charge, but not above the maximum rates stated in your policy.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

1
Policy features and benefits

-----
12
--------------------------------------------------------------------------------

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like.
--------------------------------------------------------------------------------
LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" below. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.



THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on below.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

-----
13
--------------------------------------------------------------------------------


You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," below.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:


(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")
                                      or

(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------
GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.


When we calculate the cumulative amount of guarantee premiums due for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).


ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your

-----
14
--------------------------------------------------------------------------------

account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.

This option is not available in all states.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges;

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15
--------------------------------------------------------------------------------

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee may not be available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the calculation under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See "Charges and expenses you will pay" above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," below. You should consult your tax advisor before making this election.



INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You should note that some EQ Advisors Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are

-----
17
--------------------------------------------------------------------------------


numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each EQ/Alliance option, EQ/Equity 500 Index and for EQ/Bernstein Diversified Value options, also, advises a portion of EQ/Aggressive Stock)

o Deutsche Asset Management, Inc. (for the EQ/International Equity Index and EQ/Small Company Index options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options)

o Fidelity Management & Research Company (for both the EQ/FI Mid Cap and EQ/FI Small/Mid Cap options)

o Janus Capital Corporation (for the EQ/Janus Large Cap Growth option)

o Jennison Associates LLC (advises a portion of EQ/Balanced)

o J.P. Morgan Investment Management Inc. (for the EQ/JP Morgan Core Bond option)

o Lazard Asset Management (for the Lazard Small Cap Value option)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)

o Marsico Capital Management LLC (advises a portion of EQ/Aggressive Stock)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)


o Putnam Investment Management, LLC (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 2000, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

o Option A -- THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death

-----
17
--------------------------------------------------------------------------------

   benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------
 AGE:*      30             35             40             50             60             70
---------------------------------------------------------------------------------------------
   %:       829.1%         685.4%         567.3%         391.3%         273.5%         195.6%
            80             90             99 AND OVER
   %        159.7%         127.5%         102%
---------------------------------------------------------------------------------------------

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age 80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

-----
18
--------------------------------------------------------------------------------

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o Option to split policy on divorce

Equitable Life or your financial professional can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Please refer to "Effect of policy splits" below for a discussion of the tax consequences of splitting a policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable.


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These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the surviving insured person has died. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------
If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," below. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS.
You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


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2
Determining your policy's value

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YOUR ACCOUNT VALUE

As set forth above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" below. (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay."

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------
YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

3
Transferring your money among our
  investment options

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TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request, or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------
RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
(b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.

TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

o if you are not both an insured person and the sole owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. The service may not always be available. Generally, the restrictions relating to telephone transfers apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term.



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--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.



OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

4
Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------
When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
    and

o the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.


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EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living


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benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" above.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------



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5
Tax information

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26
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This discussion is based on current federal income tax law and interpretations.
It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to


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qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.



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RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


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ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $675,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, $1,060,000 for 2001).


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we



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do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.



POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.



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More information about procedures that
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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY


You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2001 of both new and interim guidance as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of


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this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.


PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders

o transfers from a variable investment option to the guaranteed interest option

o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of beneficiary

o changes in form of death benefit payment

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o termination of enhanced death benefit guarantee

o restoration of terminated policies

o election of paid up death benefit guarantee

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as


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of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


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There will be no distinctions based on sex in the cost of insurance rates for
Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.



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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's


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Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.


Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the Survivorship Incentive Life contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.




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TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described above under "Telephone and EQAccess transfers."

Also, if you are both the sole owner and an insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

o policy loans

o changes of address


o changes of premium allocation percentages


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.


We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone or Internet transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive

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38
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Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.


CUSTOMER LOYALTY CREDIT

We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other

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39
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required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

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40
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REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).

HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including Survivorship Incentive
Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1999 and 2000, we paid EDI fees of $46,957,345 and $52,501,772, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Survivorship Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.

It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all




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references to EDI as principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.



INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

Directors and principal officers

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42
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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRAN-OISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25 Avenue Matignon                     and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris, France                    Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries and affiliates of the AXA Group.
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25 Avenue Matignon                     Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris, France                    the Management Board of AXA (since May 2000), Vice Chairman of AXA's
                                       Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, Germany                 April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                       of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                       Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies on April 2000.
------------------------------------------------------------------------------------------------------------------------------------



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
DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris, France                    Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
                                       November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-REN- FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, New Orleans, LA, Piccadilly Cafeterias, Inc.,
New Orleans, LA 70125                  and Entergy Corporation.
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------

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
DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
BESTFOODS                              Director of Equitable Life (since December 1996). Corporate Vice President, Core
425 E. 86th Street, Apt. 12-C          Business Development of Bestfoods (from June 1999 until December 2000). Prior
New York, NY 10028                     thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997); Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                   and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                             (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9               Company, Alternate Director, AXA Asia Pacific Holdings Limited (December 1999 to
Canada                                 September 2000) and a former Director of DLJ (October 1999 to November 2000).
                                       Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May
                                       1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK),
                                       Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                       & Hamilton. Director of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).
------------------------------------------------------------------------------------------------------------------------------------

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45
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
DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------------------

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
OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
------------------------------------------------------------------------------------------------------------------------------------
                                        Director of Equitable Life (since January 1998). President (since January 1998) and
                                        Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                        (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                        President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                                        Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                                        Distribution Holding Corp. (since September 1999). Vice Chairman (from 1995 to
                                        1996), and Senior Executive Vice President (from 1991 to 1995), Chemical Bank,
                                        Director ACMC, Inc. ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since
                                        March 1998), Director, Alliance (since May 1998). Former Director of DLJ from May
                                        1998 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
------------------------------------------------------------------------------------------------------------------------------------
                                        Director of Equitable Life (since August 1997). Chairman of the Board (since January
                                        1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                                        1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                                        1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                                        Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                                        Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                                        Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                                        (January 2000 to May 2000); Senior Vice Chairman, Chase Manhattan Corporation
                                        (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                        Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                        August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                                        March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                        Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                        1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                                        Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                                        Chairman and Chief Financial Officer (since December 1999) The Equitable of
                                        Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                                        September 1999). Vice President (until 1998), EQ ADVISORS TRUST. Director, Alliance
                                        (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                                        L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

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
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and Chief Information Officer (since
                                        November 1994), Equitable Life and AXA Client Solutions, LLC. Previously held other officerships with Equitable Life (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Chief Agency Officer (since December
                                        1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                        Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                                        and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                        Advisors). Director of AXA Network, LLC (since July 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                        President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                        ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive
                                        Vice President and Director (since September 1999), AXA Advisors, Director (until May
                                        1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                                        Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                        President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                        Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                                        Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                                        (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                                        Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                                        March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                        Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                        Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

-----
48
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Equitable Life; Executive Vice
                                        President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                                        Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                        Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                        1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                                        September 1999), Director, Chairman and Chief Executive Officer, AXA Network, LLC
                                        (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                                        (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                        (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client
                                        Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                                        prior thereto, Executive Vice President and General Counsel. Executive Vice President
                                        and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                                        Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                        General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                        Senior Vice President, AXA Client Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------

-----
49
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                       December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                                       Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                                       September 1999), AXA Client Solutions, LLC, Director, Chairman and Chief Executive
                                       Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                                       (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                                       Executive Vice President (since December 1998), Equitable of Colorado. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                       AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                       Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                       Advisors) (October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                       Financial , Executive Vice President, AXA Client Solutions (since September 1999).
                                       President and Trustee (since November 1996), EQ ADVISORS TRUST. President and
                                       Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                                       Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                                       July 1997), and EREIM LP Corp. (since October 1997).
------------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                       AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                                       Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                                       Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                                       Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                       Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                                       August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

-----
50
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                       General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                       President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                       Solutions (since September 1999). Senior Vice President and Secretary, Equitable of
                                       Colorado (since December 1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and General Counsel (since November
                                       1999) Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                       President and Associate General Counsel, AXA Financial (since September 1996).
                                       Senior Vice President and General Counsel, AXA Client Solutions (since September
                                       1999). Senior Vice President and General Counsel, Equitable of Colorado (since
                                       December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                                       EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                       December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                                       Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                                       (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                                       (since December 1999). Senior Executive Vice President (since September 1999),
                                       Executive Vice President (from May 1996 to September 1999). AXA Financial, Inc.
                                       Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                       September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                                       Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                                       Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                       (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                       Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                                       Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                                       Bank.
------------------------------------------------------------------------------------------------------------------------------------

8
Financial statements of
Separate Account FP and
Equitable Life

-----
51
--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of March 31, 2000 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants ...........................................   A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2000 ..................   A-3
   Statements of Operations for the Years Ended December 31, 2000, 1999
    and 1998 ................................................................   A-6
   Statements of Changes in Net Assets for the Years Ended December 31, 2000,
   1999 and 1998 ............................................................   A-13
   Notes to Financial Statements ............................................   A-20


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants ...........................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000 and 1999 ..................   F-2
Consolidated Statements of Earnings, Years Ended December 31, 2000, 1999
    and 1998 ................................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
     Years Ended December 31, 2000, 1999 and 1998 ...........................   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2000, 1999
    and 1998 ................................................................   F-5
   Notes to Consolidated Financial Statements ...............................   F-7

----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                      ALLIANCE         ALLIANCE        ALLIANCE        ALLIANCE
                                                       COMMON            HIGH           MONEY         SMALL CAP
                                                       STOCK            YIELD           MARKET          GROWTH
                                                 ----------------- --------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................  $2,954,750,007
            162,200,054 ........................                   $122,252,022
            411,335,003 ........................                                   $399,898,401
            161,936,997 ........................                                                   $151,011,045
                470,941 ........................
              3,007,311 ........................
              1,966,546 ........................
            933,545,824 ........................
            489,294,912 ........................
Receivable for Trust shares sold ...............       1,664,828              --              --       2,248,367
Receivable for policy-related transactions .....       2,719,082              --      78,339,219              --
                                                  --------------    ------------    ------------    ------------
  Total Assets .................................   2,959,133,917     122,252,022     478,237,620     153,259,412
                                                  --------------    ------------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............              --         130,483      78,399,731              --
Payable for policy-related transactions ........              --          25,468              --       2,199,791
                                                  --------------    ------------    ------------    ------------
  Total Liabilities ............................              --         155,951      78,399,731       2,199,791
                                                  --------------    ------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889    $151,059,621
                                                  ==============    ============    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    199,149    $     44,576    $     93,616
Net Assets Attributable to Contractowners ......   2,958,712,092     121,896,922     399,793,313     150,966,005
                                                  --------------    ------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889    $151,059,621
                                                  ==============    ============    ============    ============

                                                     CAPITAL        CAPITAL       CAPITAL                      EQ/ALLIANCE
                                                     GUARDIAN       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE      PREMIER
                                                  INTERNATIONAL     RESEARCH    U.S. EQUITY       STOCK           GROWTH
                                                 --------------- ------------- ------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................
            162,200,054 ........................
            411,335,003 ........................
            161,936,997 ........................
                470,941 ........................     $419,718
              3,007,311 ........................                  $3,028,000
              1,966,546 ........................                                $1,990,870
            933,545,824 ........................                                              $831,131,087
            489,294,912 ........................                                                              $411,014,057
Receivable for Trust shares sold ...............           21             --            --      53,253,748       2,110,029
Receivable for policy-related transactions .....           --         34,195           693              --              --
                                                     --------     ----------    ----------    ------------    ------------
  Total Assets .................................      419,739      3,062,195     1,991,563     884,384,835     413,124,086
                                                     --------     ----------    ----------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............           --         10,844           693              --              --
Payable for policy-related transactions ........           21             --            --      53,777,152       3,092,642
                                                     --------     ----------    ----------    ------------    ------------
  Total Liabilities ............................           21         10,844           693      53,777,152       3,092,642
                                                     --------     ----------    ----------    ------------    ------------
NET ASSETS .....................................     $419,718     $3,051,351    $1,990,870    $830,607,683    $410,031,444
                                                     ========     ==========    ==========    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................     $    402     $   28,663    $    5,928    $     71,561    $      3,442
Net Assets Attributable to Contractowners ......      419,316      3,022,688     1,984,942     830,536,122     410,028,002
                                                     --------     ----------    ----------    ------------    ------------
NET ASSETS .....................................     $419,718     $3,051,351    $1,990,870    $830,607,683    $410,031,444
                                                     ========     ==========    ==========    ============    ============

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                EQ INTERNATIONAL     EQ/JANUS
                                                  EQ/ALLIANCE     EQ EQUITY          EQUITY         LARGE CAP
                                                   TECHNOLOGY     500 INDEX           INDEX           GROWTH
                                                 ------------- --------------- ------------------ -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $45,940,550...............................  $35,375,729
       661,215,371 ..............................                $658,832,560
           197,204 ..............................                                    $178,107
         4,235,317 ..............................                                                   $3,954,744
        24,244,403 ..............................
         1,142,522 ..............................
           857,573 ..............................
            60,756 ..............................
         1,973,134 ..............................
Receivable for Trust shares sold ...............           --        808,869              29               --
Receivable for policy-related transactions .....       91,863             --              --           14,996
                                                  -----------   ------------        --------       ----------
  Total Assets .................................   35,467,592    659,641,429         178,136        3,969,740
                                                  -----------   ------------        --------       ----------
LIABILITIES
Payable for Trust shares purchased .............      115,214             --              --           14,996
Payable for policy-related transactions ........           --        202,656              29               --
                                                  -----------   ------------        --------       ----------
  Total Liabilities ............................      115,214        202,656              29           14,996
                                                  -----------   ------------        --------       ----------
NET ASSETS .....................................  $35,352,378   $659,438,773        $178,107       $3,954,744
                                                  ===========   ============        ========       ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $   207,623   $    151,330        $     10       $  424,408
Net Assets Attributable to Contractowners ......   35,144,755    659,287,443         178,097        3,530,336
                                                  -----------   ------------        --------       ----------
NET ASSETS .....................................  $35,352,378   $659,438,773        $178,107       $3,954,744
                                                  ===========   ============        ========       ==========


                                                    EQ/PUTNAM
                                                     GROWTH        EQ/PUTNAM     EQ/PUTNAM   EQ SMALL
                                                    & INCOME     INTERNATIONAL   INVESTORS   COMPANY
                                                      VALUE          EQUITY        GROWTH     INDEX     FI MID CAP
                                                 -------------- --------------- ----------- --------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $45,940,550...............................
       661,215,371 ..............................
           197,204 ..............................
         4,235,317 ..............................
        24,244,403 ..............................  $24,551,306
         1,142,522 ..............................                    $984,070
           857,573 ..............................                                 $742,457
            60,756 ..............................                                             $52,902
         1,973,134 ..............................                                                       $2,018,912
Receivable for Trust shares sold ...............           --             --           85         --           --
Receivable for policy-related transactions .....       11,193          5,767           --     21,987      197,132
                                                  -----------       --------     --------    -------   ----------
  Total Assets .................................   24,562,499        989,837      742,542    $74,889    2,216,044
                                                  -----------       --------     --------    -------   ----------
LIABILITIES
Payable for Trust shares purchased .............       11,206          5,742           --    $ 1,987      197,132
Payable for policy-related transactions ........           --             --           60         --           --
                                                  -----------       --------     --------    -------   ----------
  Total Liabilities ............................       11,206          5,742           60      1,987      197,132
                                                  -----------       --------     --------    -------   ----------
NET ASSETS .....................................  $24,551,293       $984,095     $742,482    $72,902   $2,018,912
                                                  ===========       ========     ========    =======   ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    46,785       $      9     $     11    $20,005   $  503,019
Net Assets Attributable to Contractowners ......   24,504,508        984,086      742,471     52,897    1,515,893
                                                  -----------       --------     --------    -------   ----------
NET ASSETS .....................................  $24,551,293       $984,095     $742,482    $72,902   $2,018,912
                                                  ===========       ========     ========    =======   ==========

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                    FI SMALL/    J.P. MORGAN     LAZARD      LAZARD
                                                     MID CAP         CORE      LARGE CAP   SMALL CAP
                                                      VALUE          BOND        VALUE       VALUE
                                                 -------------- ------------- ----------- -----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $37,776,098..............................  $37,837,020
         1,080,568 .............................                 $1,082,458
           517,471 .............................                               $527,865
           126,129 .............................                                           $132,272
       356,687,900 .............................
         2,304,464 .............................
        74,192,966 .............................
        64,732,678 .............................
Receivable for Trust shares sold ...............      189,176           125          60          16
Receivable for policy-related transactions .....           --            --          --          --
                                                  -----------    ----------    --------    --------
  Total Assets .................................   38,026,196     1,082,583     527,925     132,288
                                                  -----------    ----------    --------    --------
LIABILITIES
Payable for Trust shares purchased .............           --            --          --          --
Payable for policy-related transactions ........      199,767           100          60          16
                                                  -----------    ----------    --------    --------
  Total Liabilities ............................      199,767           100          60          16
                                                  -----------    ----------    --------    --------
NET ASSETS .....................................  $37,826,429    $1,082,483    $527,865    $132,272
                                                  ===========    ==========    ========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    35,900    $       10          --    $     15
Net Assets Attributable to Contractowners ......   37,790,529     1,082,473     527,865     132,257
                                                  -----------    ----------    --------    --------
NET ASSETS .....................................  $37,826,429    $1,082,483    $527,865    $132,272
                                                  ===========    ==========    ========    ========


                                                                                                  MORGAN
                                                       MFS                                        STANLEY
                                                     EMERGING                                    EMERGING
                                                      GROWTH       MFS GROWTH        MFS          MARKETS
                                                    COMPANIES     WITH INCOME     RESEARCH        EQUITY
                                                 --------------- ------------- -------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $37,776,098..............................
         1,080,568 .............................
           517,471 .............................
           126,129 .............................
       356,687,900 .............................  $312,656,104
         2,304,464 .............................                  $2,283,405
        74,192,966 .............................                                $67,112,513
        64,732,678 .............................                                               $39,575,403
Receivable for Trust shares sold ...............     5,937,078            --      1,459,099        134,984
Receivable for policy-related transactions .....            --            --             --             --
                                                  ------------    ----------    -----------    -----------
  Total Assets .................................   318,593,182     2,283,405     68,571,612     39,710,387
                                                  ------------    ----------    -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............            --         2,121             --             --
Payable for policy-related transactions ........     5,949,509        24,334      1,461,044         78,002
                                                  ------------    ----------    -----------    -----------
  Total Liabilities ............................     5,949,509        26,455      1,461,044         78,002
                                                  ------------    ----------    -----------    -----------
NET ASSETS .....................................  $312,643,673    $2,256,950    $67,110,568    $39,632,385
                                                  ============    ==========    ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     55,904    $   22,144    $    56,432    $     5,476
Net Assets Attributable to Contractowners ......   312,587,769     2,234,806     67,054,136     39,626,909
                                                  ------------    ----------    -----------    -----------
NET ASSETS .....................................  $312,643,673    $2,256,950    $67,110,568    $39,632,385
                                                  ============    ==========    ===========    ===========

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============



                                                                        ALLIANCE HIGH YIELD
                                                         --------------------------------------------------
                                                               2000             1999             1998
                                                         ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  14,140,763    $  17,378,455    $  18,449,747
 Expenses (Note 3):
  Mortality and expense risk charges ...................        730,110          889,065        1,007,106
                                                          -------------    -------------    -------------
NET INVESTMENT INCOME ..................................     13,410,653       16,489,390       17,442,641
                                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (14,615,073)     (15,192,553)      (2,344,392)
 Realized gain distribution from The Trust .............             --          161,999        3,396,523
                                                          -------------    -------------    -------------
NET REALIZED GAIN (LOSS) ...............................    (14,615,073)     (15,030,554)       1,052,131
                                                          -------------    -------------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (28,742,352)     (20,898,854)       8,622,836
  End of period ........................................    (39,948,032)     (28,742,352)     (20,898,854)
                                                          -------------    -------------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (11,205,680)      (7,843,498)     (29,521,690)
                                                          -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (25,820,753)     (22,874,052)     (28,469,559)
                                                          -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (12,410,100)   $  (6,384,662)   $ (11,026,918)
                                                          =============    =============    =============


                                                                    ALLIANCE MONEY MARKET
                                                         -------------------------------------------------
                                                               2000              1999           1998
                                                         --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   20,530,134     $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................       1,779,469       1,613,234      1,204,220
                                                          --------------     -----------    -----------
NET INVESTMENT INCOME ..................................      18,750,665      12,329,959      9,515,464
                                                          --------------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      13,088,236         517,935       (161,314)
 Realized gain distribution from The Trust .............         429,300          10,344          7,750
                                                          --------------     -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      13,517,536         528,279       (153,564)
                                                          --------------     -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................       1,316,815       1,536,450        804,349
  End of period ........................................     (11,436,603)      1,316,815      1,536,450
                                                          --------------     -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (12,753,418)       (219,635)       732,101
                                                          --------------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................         764,118         308,644        578,537
                                                          --------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   19,514,783     $12,638,603    $10,094,001
                                                          ==============     ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        ALLIANCE SMALL CAP GROWTH
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285
                                                              --------------    -----------    -------------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)
                                                              --------------    -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)
 Realized gain distribution from The Trust .................      16,396,188             --               --
                                                              --------------    -----------    -------------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)
                                                              --------------    -----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812
  End of period ............................................     (10,925,952)    24,076,277        8,780,955
                                                              --------------    -----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143
                                                              --------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622
                                                              --------------    -----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399
                                                              ==============    ===========    =============


                                                                   CAPITAL              CAPITAL              CAPITAL
                                                                   GUARDIAN            GUARDIAN              GUARDIAN
                                                              INTERNATIONAL (b)      RESEARCH (b)        U.S. EQUITY (b)
                                                             ------------------- --------------------- --------------------
                                                                     2000           2000       1999       2000       1999
                                                             ------------------- ---------- ---------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $   1,103       $35,181    $   280    $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................            873         5,502        209      5,877        378
                                                                  ---------       -------    -------    -------    -------
NET INVESTMENT INCOME ......................................            230        29,679         71     28,254        781
                                                                  ---------       -------    -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................         (3,406)       30,415      2,810     16,165        451
 Realized gain distribution from The Trust .................          2,482            --         27      5,315      1,508
                                                                  ---------       -------    -------    -------    -------
NET REALIZED GAIN (LOSS) ...................................           (924)       30,415      2,837     21,480      1,959
                                                                  ---------       -------    -------    -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................             --        11,093         --     17,325         --
  End of period ............................................        (51,223)       20,689     11,093     24,324     17,325
                                                                  ---------       -------    -------    -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................        (51,223)        9,596     11,093      6,999     17,325
                                                                  ---------       -------    -------    -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................        (52,147)       40,011     13,930     28,479     19,284
                                                                  ---------       -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $ (51,917)      $69,690    $14,001    $56,733    $20,065
                                                                  =========       =======    =======    =======    =======

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQ/AGGRESSIVE STOCK
                                                         --------------------------------------------------
                                                                2000             1999            1998
                                                         ----------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    3,434,784    $   3,163,286   $    4,461,389
 Expenses (Note 3):
  Mortality and expense risk charges ...................       5,519,701        5,481,701        5,581,296
                                                          --------------    -------------   --------------
NET INVESTMENT INCOME ..................................      (2,084,917)      (2,318,415)      (1,119,907)
                                                          --------------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      67,261,897      (27,888,194)     (39,688,312)
 Realized gain distribution from The Trust .............      62,772,904       61,642,419       46,528,461
                                                          --------------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................     130,034,801       33,754,225        6,840,149
                                                          --------------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     158,809,890       26,715,214       32,695,620
  End of period ........................................    (102,414,737)     158,809,890       26,715,214
                                                          --------------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (261,224,627)     132,094,676       (5,980,406)
                                                          --------------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (131,189,826)     165,848,901          859,743
                                                          --------------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (133,274,743)   $ 163,530,486   $     (260,164)
                                                          ==============    =============   ==============


                                                                   EQ/ALLIANCE              EQ/ALLIANCE
                                                               PREMIER GROWTH (a)         TECHNOLOGY (c)
                                                         ------------------------------- ----------------
                                                               2000            1999            2000
                                                         ---------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   2,922,865     $   30,540    $          --
 Expenses (Note 3):
  Mortality and expense risk charges ...................      2,519,013         63,730           76,288
                                                          -------------     ----------    -------------
NET INVESTMENT INCOME ..................................        403,852        (33,190)         (76,288)
                                                          -------------     ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      1,799,789         83,605         (506,295)
 Realized gain distribution from The Trust .............             --        106,890               --
                                                          -------------     ----------    -------------
NET REALIZED GAIN (LOSS) ...............................      1,799,789        190,495         (506,295)
                                                          -------------     ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      5,068,707             --               --
  End of period ........................................    (78,280,856)     5,068,707      (10,564,821)
                                                          -------------     ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (83,349,563)     5,068,707      (10,564,821)
                                                          -------------     ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (81,549,774)     5,259,202      (11,071,116)
                                                          -------------     ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (81,145,922)    $5,226,012    $ (11,147,404)
                                                          =============     ==========    =============


                                                                     EQ EQUITY 500 INDEX
                                                          -----------------------------------------------
                                                                 2000             1999           1998
                                                          ----------------  -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................   $    4,807,410    $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges ...................        3,730,581       3,729,959       1,862,376
                                                           --------------    ------------    ------------
NET INVESTMENT INCOME ..................................        1,076,829       3,845,396       2,095,841
                                                           --------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      125,289,487      21,008,249       5,460,381
 Realized gain distribution from The Trust .............       29,072,151       6,196,508         128,151
                                                           --------------    ------------    ------------
NET REALIZED GAIN (LOSS) ...............................      154,361,638      27,204,757       5,588,532
                                                           --------------    ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      228,753,607     136,665,316      63,055,426
  End of period ........................................       (2,382,811)    228,753,607     136,665,316
                                                           --------------    ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (231,136,418)     92,088,291      73,609,890
                                                           --------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      (76,774,780)    119,293,048      79,198,422
                                                           --------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................   $  (75,697,951)   $123,138,444    $ 81,294,263
                                                           ==============    ============    ============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ INTERNATIONAL
                                                              EQUITY INDEX (e)
                                                             -------------------
                                                                 2000      1999
                                                             ------------ ------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     408    $ 9
 Expenses (Note 3):
  Mortality and expense risk charges .......................        449      1
                                                              ---------    ---
NET INVESTMENT INCOME ......................................        (41)     8
                                                              ---------    ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (873)     0
 Realized gain distribution from The Trust .................      4,474      9
                                                              ---------    ---
NET REALIZED GAIN (LOSS) ...................................      3,601      9
                                                              ---------    ---
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................         69     --
  End of period ............................................    (19,097)    69
                                                              ---------    ---
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (19,166)    69
                                                              ---------    ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (15,565)    78
                                                              ---------    ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (15,606)   $86
                                                              =========    ===


                                                              EQ/JANUS LARGE CAP GROWTH (d)
                                                             -------------------------------
                                                                           2000
                                                             -------------------------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................           $    4,295
 Expenses (Note 3):
  Mortality and expense risk charges .......................                2,998
                                                                       ----------
NET INVESTMENT INCOME ......................................                1,297
                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................               (3,341)
 Realized gain distribution from The Trust .................                   --
                                                                       ----------
NET REALIZED GAIN (LOSS) ...................................               (3,341)
                                                                       ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................                   --
  End of period ............................................             (280,573)
                                                                       ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................             (280,573)
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................             (283,914)
                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................           $ (282,617)
                                                                       ==========


                                                                    EQ/PUTNAM GROWTH & INCOME VALUE
                                                             ---------------------------------------------
                                                                   2000            1999           1998
                                                             --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995
                                                              -------------   -------------   ----------
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004
                                                              -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398
 Realized gain distribution from The Trust .................             --       1,499,307      130,047
                                                              -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445
                                                              -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,795)      1,160,602      269,561
  End of period ............................................        306,905      (1,472,796)   1,160,602
                                                              -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041
                                                              -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486
                                                              -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490
                                                              =============   =============   ==========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                  EQ/PUTNAM              EQ/PUTNAM           EQ SMALL
                                                                INTERNATIONAL            INVESTORS           COMPANY
                                                                 EQUITY (e)             GROWTH (e)          INDEX (e)
                                                             ------------------- ------------------------- -----------
                                                                 2000      1999       2000         1999        2000
                                                             ------------ ------ -------------- ---------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   63,790   $12     $    3,422      $ --     $  3,213
 Expenses (Note 3):
  Mortality and expense risk charges .......................       1,787    --          1,990        5           101
                                                              ----------   ---     ----------      ----     --------
NET INVESTMENT INCOME ......................................      62,003    12          1,432         (5)      3,112
                                                              ----------   ---     ----------      ------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     (23,560)   --        (11,011)       1          (102)
 Realized gain distribution from The Trust .................      93,565    37          1,267      223         2,875
                                                              ----------   ---     ----------      -----    --------
NET REALIZED GAIN (LOSS) ...................................      70,005    37         (9,744)     224         2,773
                                                              ----------   ---     ----------      -----    --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           1    --            736       --            --
  End of period ............................................    (158,451)    1       (115,117)     736        (7,854)
                                                              ----------   ---     ----------      -----    --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (158,452)    1       (115,853)     736        (7,854)
                                                              ----------   ---     ----------      -----    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (88,447)   38       (125,597)     960        (5,081)
                                                              ----------   ---     ----------      -----    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (26,444)  $50     $ (124,165)     $955     $ (1,969)
                                                              ==========   ===     ==========      =====    ========


                                                              FI MID CAP (d)              FI SMALL/MID CAP VALUE
                                                             ---------------- -----------------------------------------------
                                                                   2000             2000            1999            1998
                                                             ---------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $ 2,614      $     355,229   $      67,108   $    171,716
 Expenses (Note 3):
  Mortality and expense risk charges .......................          895            171,556         180,999        168,543
                                                                  -------      -------------   -------------   ------------
NET INVESTMENT INCOME ......................................        1,719            183,673        (113,891)         3,173
                                                                  -------      -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       22,280           (925,533)     (1,591,217)      (142,969)
 Realized gain distribution from The Trust .................           --                 --              --             --
                                                                  -------      -------------   -------------   ------------
NET REALIZED GAIN (LOSS) ...................................       22,280           (925,533)     (1,591,217)      (142,969)
                                                                  -------      -------------   -------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --         (2,294,881)     (4,215,340)      (228,709)
  End of period ............................................       45,777             60,924      (2,294,881)    (4,215,340)
                                                                  -------      -------------   -------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................       45,777          2,355,805       1,920,459     (3,986,631)
                                                                  -------      -------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       68,057          1,430,272         329,242     (4,129,600)
                                                                  -------      -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $69,776      $   1,613,945   $     215,351   $ (4,126,427)
                                                                  =======      =============   =============   ============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     LAZARD      LAZARD
                                                                 J.P. MORGAN         LARGE       SMALL
                                                                     CORE             CAP         CAP
                                                                   BOND (e)        VALUE (d)   VALUE (d)
                                                             -------------------- ----------- -----------
                                                                2000       1999       2000        2000
                                                             ---------- --------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $50,306    $  100    $  4,179      $3,005
 Expenses (Note 3):
  Mortality and expense risk charges .......................    1,900         1         875         227
                                                              -------    ------    --------      ------
NET INVESTMENT INCOME ......................................   48,406        99       3,304       2,778
                                                              -------    ------    --------      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      908        --      (2,223)        250
 Realized gain distribution from The Trust .................       --        --          --          --
                                                              -------    ------    --------      ------
NET REALIZED GAIN (LOSS) ...................................      908        --      (2,223)        250
                                                              -------    ------    --------      ------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (116)       --          --          --
  End of period ............................................    1,889      (116)     10,394       6,143
                                                              -------    ------    --------      ------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    2,005      (116)     10,394       6,143
                                                              -------    ------    --------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    2,913      (116)      8,171       6,393
                                                              -------    ------    --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $51,319    $  (17)   $ 11,475      $9,171
                                                              =======    ======    ========      ======




                                                                      MFS EMERGING GROWTH COMPANIES
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    6,008,229    $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       1,768,620        640,976         157,484
                                                              --------------    -----------     -----------
NET INVESTMENT INCOME ......................................       4,239,609       (640,976)       (156,515)
                                                              --------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      28,942,316     13,577,250       4,270,964
 Realized gain distribution from The Trust .................      13,303,804      3,969,879              --
                                                              --------------    -----------     -----------
NET REALIZED GAIN (LOSS) ...................................      42,246,120     17,547,129       4,270,964
                                                              --------------    -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      77,077,961      6,996,177         171,320
  End of period ............................................     (44,031,797)    77,077,961       6,996,177
                                                              --------------    -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (121,109,758)    70,081,784       6,824,857
                                                              --------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (78,863,638)    87,628,913      11,095,821
                                                              --------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (74,624,029)   $86,987,937     $10,939,306
                                                              ==============    ===========     ===========




                                                                    MFS GROWTH
                                                                 WITH INCOME (a)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             MFS RESEARCH
                                                             --------------------------------------------
                                                                   2000           1999          1998
                                                             --------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044
                                                              -------------   -----------    ----------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)
                                                              -------------   -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --
                                                              -------------   -----------    ----------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412
                                                              -------------   -----------    ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382
  End of period ............................................     (7,080,452)   10,033,987     3,313,063
                                                              -------------   -----------    ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681
                                                              -------------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093
                                                              -------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186
                                                              =============   ===========    ==========




                                                                  MORGAN STANLEY EMERGING MARKETS EQUITY
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   3,734,636    $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        225,716          66,405          23,921
                                                              -------------    ------------    ------------
NET INVESTMENT INCOME ......................................      3,508,920         (66,405)         13,319
                                                              -------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      3,112,222         363,825        (637,290)
 Realized gain distribution from The Trust .................      1,317,840         394,053              --
                                                              -------------    ------------    ------------
NET REALIZED GAIN (LOSS) ...................................      4,430,062         757,878        (637,290)
                                                              -------------    ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     11,044,586      (2,942,633)     (1,079,388)
  End of period ............................................    (25,157,275)     11,044,586      (2,942,633)
                                                              -------------    ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (36,201,861)     13,987,219      (1,863,245)
                                                              -------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (31,771,799)     14,745,097      (2,500,535)
                                                              -------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (28,262,879)   $ 14,678,692    $ (2,487,216)
                                                              =============    ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============





                                                               ALLIANCE HIGH YIELD
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  13,410,653    $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (14,615,073)     (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............    (11,205,680)      (7,843,498)     (29,521,690)
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    (12,410,100)      (6,384,662)     (11,026,918)
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,114,311       30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (16,217,496)     (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (21,187,150)     (25,281,076)       2,677,159
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (13,290,335)     (16,297,546)      18,891,177
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (2,037,976)       2,143,697         (832,263)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (27,738,411)     (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    149,834,482      170,372,993      163,340,997
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 122,096,071    $ 149,834,482    $ 170,372,993
                                                 =============    =============    =============




                                                            ALLIANCE MONEY MARKET
                                                ---------------------------------------------------
                                                       2000            1999              1998
                                                --------------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    18,750,665  $  12,329,959    $     9,515,464
 Net realized gain (loss) .....................       13,517,536        528,279           (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............      (12,753,418)      (219,635)           732,101
                                                 ---------------  -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       19,514,783     12,638,603         10,094,001
                                                 ---------------  -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      261,734,365    231,007,033        229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (64,400,152)   (63,463,349)       (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (159,392,173)   (91,919,848)      (128,607,686)
                                                 ---------------  -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       37,942,040     75,623,836         59,630,372
                                                 ---------------  -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,047,311)     1,075,796           (387,161)
                                                 ---------------  -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............       55,409,512     89,338,235         69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      344,428,377    255,090,142        185,752,930
                                                 ---------------  -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   399,837,889  $ 344,428,377    $   255,090,142
                                                 ===============  =============    ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE SMALL CAP GROWTH
                                                ----------------------------------------------
                                                      2000            1999           1998
                                                ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399
                                                 -------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764
                                                 -------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)
                                                 -------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929
                                                 -------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931
                                                 =============    ============   ============



                                                      CAPITAL
                                                      GUARDIAN      CAPITAL GUARDIAN RESEARCH    CAPITAL GUARDIAN U.S.
                                                 INTERNATIONAL (b)             (b)                     EQUITY (b)
                                                ------------------- -------------------------- --------------------------
                                                        2000             2000         1999          2000         1999
                                                ------------------- ------------- ------------ ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................      $     230       $   29,679     $     71    $   28,254    $     781
 Net realized gain (loss) .....................           (924)          30,415        2,837        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments ...............        (51,223)           9,596       11,093         6,999       17,325
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  operations ..................................        (51,917)          69,690       14,001        56,733       20,065
                                                     ---------       ----------     --------    ----------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        117,371          711,351       63,883       536,209      115,934
 Benefits and other policy-related
  transactions (Note 3) .......................         (8,888)        (181,366)        (503)     (152,937)     (15,128)
 Net transfers among funds and
  guaranteed interest account .................        362,727        2,253,279      115,765     1,033,573      390,588
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................        471,210        2,783,264      179,145     1,416,845      491,394
                                                     ---------       ----------     --------    ----------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................            425            5,042          209         5,455          378
                                                     ---------       ----------     --------    ----------    ---------
INCREASE (DECREASE) IN NET ASSETS .............        419,718        2,857,996      193,355     1,479,033      511,837
NET ASSETS
 BEGINNING OF PERIOD ..........................             --          193,355           --       511,837           --
                                                     ---------       ----------     --------    ----------    ---------
NET ASSETS
 END OF PERIOD ................................      $ 419,718       $3,051,351     $193,355    $1,990,870    $ 511,837
                                                     =========       ==========     ========    ==========    =========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                 EQ/AGGRESSIVE STOCK
                                                ------------------------------------------------------
                                                       2000              1999               1998
                                                ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............     (261,224,627)      132,094,676         (5,980,406)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................     (133,274,743)      163,530,486           (260,164)
                                                 ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................      (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................     (113,067,315)     (113,016,006)       (43,660,488)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (85,600,383)      (84,876,600)        13,688,848
                                                 ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,562,254)        2,197,124           (541,559)
                                                 ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................    1,052,045,063       971,194,053        958,306,928
                                                 ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ===============    ==============    ===============



                                                          EQ/ALLIANCE               EQ/ALLIANCE
                                                       PREMIER GROWTH (a)         TECHNOLOGY (c)
                                                -------------------------------- ----------------
                                                      2000             1999            2000
                                                ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)   $      (76,288)
 Net realized gain (loss) .....................      1,799,789         190,495          (506,295)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707       (10,564,821)
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012       (11,147,404)
                                                 -------------    ------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938         7,114,732
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)       (1,584,828)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847        40,543,591
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443        46,073,495
                                                 -------------    ------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902           426,287
                                                 -------------    ------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357        35,352,378
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --                --
                                                 -------------    ------------    --------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357    $   35,352,378
                                                 =============    ============    ==============



                                                             EQ EQUITY 500 INDEX
                                                --------------------------------------------------
                                                       2000            1999             1998
                                                ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,076,829  $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................      154,361,638     27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     (231,136,418)    92,088,291       73,609,890
                                                 ---------------  -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................      (75,697,951)   123,138,444       81,294,263
                                                 ---------------  -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      141,841,978    123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................      (68,629,444)   (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................     (188,630,273)   222,120,321       74,806,928
                                                 ---------------  -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (115,417,739)   284,550,492      122,441,002
                                                 ---------------  -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          249,927     (1,148,745)        (430,965)
                                                 ---------------  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (190,865,763)   406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................      850,304,536    443,764,345      240,460,045
                                                 ---------------  -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   659,438,773  $ 850,304,536    $ 443,764,345
                                                 ===============  =============    =============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/JANUS
                                                    EQ INTERNATIONAL        LARGE CAP
                                                    EQUITY INDEX (e)       GROWTH (d)
                                                ------------------------ --------------
                                                    2000         1999         2000
                                                ------------ ----------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (41)    $   8       $    1,297
 Net realized gain (loss) .....................      3,601         9           (3,341)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (19,166)       69         (280,573)
                                                 ---------     -------     ----------
 Net increase (decrease) in net assets from
  operations ..................................    (15,606)       86         (282,617)
                                                 ---------     -------     ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     70,925        --          531,995
 Benefits and other policy-related
  transactions (Note 3) .......................     (6,646)         (8)       (28,461)
 Net transfers among funds and
  guaranteed interest account .................    128,159     1,182        3,230,829
                                                 ---------     -------     ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................    192,438     1,174        3,734,363
                                                 ---------     -------     ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         15        --          502,998
                                                 ---------     -------     ----------
INCREASE (DECREASE) IN NET ASSETS .............    176,847     1,260        3,954,744
NET ASSETS
 BEGINNING OF PERIOD ..........................      1,260        --               --
                                                 ---------     -------     ----------
NET ASSETS
 END OF PERIOD ................................  $ 178,107     $1,260      $3,954,744
                                                 =========     =======     ==========



                                                                                                      EQ/PUTNAM
                                                                                                INTERNATIONAL EQUITY
                                                        EQ/PUTNAM GROWTH & INCOME VALUE                  (e)
                                                ----------------------------------------------- ---------------------
                                                      2000            1999            1998           2000       1999
                                                --------------- --------------- --------------- ------------- -------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004    $    62,003   $ 12
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445         70,005     37
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041       (158,452)     1
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490        (26,444)    50
                                                 ------------    ------------    ------------    -----------   ----
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897        177,172    666
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)       (25,083)    --
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532        857,709     --
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263      1,009,798    666
                                                 ------------    ------------    ------------    -----------   ----
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)            25     --
                                                 ------------    ------------    ------------    -----------   ----
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187        983,379    716
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068            716     --
                                                 ------------    ------------    ------------    -----------   ----
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255    $   984,095   $716
                                                 ============    ============    ============    ===========   ====

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           EQ SMALL
                                                       EQ/PUTNAM           COMPANY
                                                  INVESTORS GROWTH (e)    INDEX (e)   FI MID CAP (d)
                                                ------------------------ ----------- ----------------
                                                     2000        1999        2000          2000
                                                ------------- ---------- ----------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,432   $    (5)   $  3,112      $    1,719
 Net realized gain (loss) .....................       (9,744)      224       2,773          22,280
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,853)      736      (7,854)         45,777
                                                 -----------   -------    --------      ----------
 Net increase (decrease) in net assets from
  operations ..................................     (124,165)      955      (1,969)         69,776
                                                 -----------   -------    --------      ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      280,877    10,348      15,197         366,696
 Benefits and other policy-related
  transactions (Note 3) .......................      (23,958)      (96)     (3,087)        (11,914)
 Net transfers among funds and
  guaranteed interest account .................      598,298       199      42,754       1,093,460
                                                 -----------   -------    --------      ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      855,217    10,451      54,864       1,448,242
                                                 -----------   -------    --------      ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................           19         5      20,007         500,894
                                                 -----------   -------    --------      ----------
INCREASE (DECREASE) IN NET ASSETS .............      731,071    11,411      72,902       2,018,912
NET ASSETS
 BEGINNING OF PERIOD ..........................       11,411        --          --              --
                                                 -----------   -------    --------      ----------
NET ASSETS
 END OF PERIOD ................................  $   742,482   $11,411    $ 72,902      $2,018,912
                                                 ===========   =======    ========      ==========



                                                                                                     J.P. MORGAN
                                                            FI SMALL/MID CAP VALUE                  CORE BOND (e)
                                                ---------------------------------------------- -----------------------
                                                      2000           1999            1998           2000        1999
                                                --------------- -------------- --------------- ------------- ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    183,673    $   (113,891)  $      3,173    $   48,406    $   99
 Net realized gain (loss) .....................      (925,533)     (1,591,217)      (142,969)          908         0
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,355,805       1,920,459     (3,986,631)        2,005      (116)
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  operations ..................................     1,613,945         215,351     (4,126,427)       51,319       (17)
                                                 ------------    ------------   ------------    ----------    ------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     8,252,522      11,009,658     13,378,658        84,090        --
 Benefits and other policy-related
  transactions (Note 3) .......................    (3,957,634)     (4,607,292)    (4,042,103)       (6,190)      (70)
 Net transfers among funds and
  guaranteed interest account .................    (4,015,926)     (7,372,698)     7,112,708       951,048     2,277
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  policy-related transactions .................       278,962        (970,332)    16,449,263     1,028,948     2,207
                                                 ------------    ------------   ------------    ----------    ------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (14,691)        (23,731)      (622,058)           24         2
                                                 ------------    ------------   ------------    ----------    ------
INCREASE (DECREASE) IN NET ASSETS .............     1,878,216        (778,712)    11,700,778     1,080,291     2,192
NET ASSETS
 BEGINNING OF PERIOD ..........................    35,948,213      36,726,925     25,026,147         2,192        --
                                                 ------------    ------------   ------------    ----------    ------
NET ASSETS
 END OF PERIOD ................................  $ 37,826,429    $ 35,948,213   $ 36,726,925    $1,082,483    $2,192
                                                 ============    ============   ============    ==========    ======

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  LAZARD LARGE    LAZARD SMALL
                                                 CAP VALUE (d)   CAP VALUE (d)            MFS EMERGING GROWTH COMPANIES
                                                --------------- --------------- -------------------------------------------------
                                                      2000            2000             2000             1999            1998
                                                --------------- --------------- ----------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................    $  3,304        $  2,778      $     4,239,609   $    (640,976)   $   (156,515)
 Net realized gain (loss) .....................      (2,223)            250           42,246,120      17,547,129       4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............      10,394           6,143         (121,109,758)     70,081,784       6,824,857
                                                   --------        --------      ---------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................      11,475           9,171          (74,624,029)     86,987,937      10,939,306
                                                   --------        --------      ---------------   -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      41,252          29,043           70,287,748      32,825,036      11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................      (7,949)         (2,996)         (27,814,422)    (13,737,378)     (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................     483,081          97,039          106,624,803      76,182,753      25,975,152
                                                   --------        --------      ---------------   -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     516,384         123,086          149,098,129      95,270,411      34,803,330
                                                   --------        --------      ---------------   -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................           6              15              (13,468)        (72,131)     (2,575,513)
                                                   --------        --------      ---------------   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     527,865         132,272           74,460,632     182,186,217      43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................          --              --          238,183,041      55,996,824      12,829,701
                                                   --------        --------      ---------------   -------------    ------------
NET ASSETS
 END OF PERIOD ................................    $527,865        $132,272      $   312,643,673   $ 238,183,041    $ 55,996,824
                                                   ========        ========      ===============   =============    ============



                                                MFS GROWTH AND INCOME (a)
                                                --------------------------
                                                     2000          1999
                                                -------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837
 Net realized gain (loss) .....................       13,705        (227)
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637
                                                  ----------    --------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247
                                                  ----------    --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238
                                                  ----------    --------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437
                                                  ----------    --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030
                                                  ----------    --------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --
                                                  ----------    --------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714
                                                  ==========    ========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                 MFS RESEARCH
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................      12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............     (17,114,439)     6,720,924      3,063,681
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (4,880,059)     8,646,570      3,543,186
                                                 --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................      13,683,263      4,280,012     12,108,388
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      23,355,937     11,978,500     17,198,434
                                                 --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (2,662)        (9,698)    (2,472,499)
                                                 --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............      18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      48,637,352     28,021,980      9,752,859
                                                 --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $   67,110,568   $ 48,637,352   $ 28,021,980
                                                 ==============   ============   ============


                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology, EQ/Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors received commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

The Account consists of forty-three variable investment options of which twenty-six are reported herein:

o Alliance Common Stock
o Alliance High Yield
o Alliance Money Market
o Alliance Small Cap Growth
o Capital Guardian International
o Capital Guardian Research
o Capital Guardian U.S. Equity
o EQ/Aggressive Stock(1)
o EQ/Alliance Premier Growth
o EQ/Alliance Technology
o EQ Equity 500 Index(2)
o EQ International Equity Index(3)
o EQ/Janus Large Cap Growth
o EQ/Putnam Growth & Income Value
o EQ/Putnam International Equity
o EQ/Putnam Investors Growth
o EQ Small Company Index(4)
o FI Mid Cap
o FI Small/Mid Cap Value(5)
o J.P. Morgan Core Bond(6)
o Lazard Large Cap Value
o Lazard Small Cap Value
o MFS Emerging Growth Companies
o MFS Growth with Income
o MFS Research
o Morgan Stanley Emerging Markets Equity

----------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Equity Index
(3) Formerly known as BT International Equity Index
(4) Formerly known as BT Small Company Index
(5) Formerly known as Warburg Pincus Small Company Value
(6) Formerly known as JPM Core Bond
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


1. General (Concluded)

On October 6, 2000 Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25%of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


The Account supports the operations of various Equitable life insurance products. These products are sold through both Equitable's Agent Distribution Channel and Equitable's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life, Incentive Life Plus, Survivorship Incentive Life, Survivorship 2000 and Accumulator Life) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263 for the years ended
2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life, Incentive Life Plus and Survivorship Incentive Life of .60%, for Survivorship 2000 of .90% and Accumulator Life of 1.35%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                MORTALITY AND
                                                                   EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------- ----------- ---------------- ------

Incentive Life, Incentive Life 2000, Survivorship
Incentive Life, Incentive Life Plus
Second Series, Champion 2000 (a) ...........................    .60%          --          --                .60%
IL Plus Original Series, IL COLI (b) .......................     --           --          --                 --
Survivorship 2000 (a) ......................................    .90%          --          --                .90%
IL Protector (a) ...........................................    .80%          --          --                .80%
Accumulator Life ...........................................   1.35%          --          --               1.35%
SP Flex (a) ................................................    .85%         .60%        .35%              1.80%

----------
(a) Charged to daily net assets of the Account.
(b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                             YEARS ENDED DECEMBER 31,
                                               -----------------------------------------------------
         VARIABLE INVESTMENT OPTION                   2000              1999              1998
--------------------------------------------   ----------------  ----------------  -----------------
Alliance Common Stock ......................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
Alliance High Yield ........................        (2,768,086)        1,254,634        (1,839,368)
Alliance Money Market ......................        (3,826,779)         (531,900)       (1,591,380)
Alliance Small Cap Growth ..................          (766,644)         (384,204)       (1,675,446)
Capital Guardian International (2) .........              (449)               --                --
Capital Guardian Research (2) ..............              (461)               --                --
Capital Guardian U.S. Equity (2) ...........              (423)               --                --
EQ/Aggressive Stock ........................        (8,081,955)       (3,284,577)       (6,122,856)
EQ/Alliance Premier Growth (1) .............        (2,511,999)          (60,529)               --
EQ/Alliance Technology (3) .................           350,000                --                --
EQ Equity 500 Index ........................        (3,480,655)       (4,878,705)        2,293,340
EQ International Equity Index ..............              (435)               --                --
EQ/Janus Large Cap Growth (4) ..............           500,000                --                --
EQ/Putnam Growth & Income Value ............          (114,001)         (177,637)       (1,391,562)
EQ/Putnam International Equity (5) .........            (1,762)               --                --
EQ/Putnam Investors Growth (5) .............            (1,970)               --                --
EQ Small Company Index (5) .................            19,905                --                --
FI Mid Cap (4) .............................           500,000                --                --
FI Small/Mid Cap Value .....................           186,247          (204,730)         (790,600)
J.P. Morgan Core Bond (5) ..................            (1,877)               --                --
Lazard Large Cap Value (4) .................              (868)               --                --
Lazard Small Cap Value (4) .................              (212)               --                --
MFS Emerging Growth Companies ..............        (1,782,086)         (713,109)       (2,732,997)
MFS Growth with Income (1) .................            14,190            29,599                --
MFS Research ...............................          (324,884)         (218,336)       (2,558,541)
Morgan Stanley Emerging Markets Equity .....        (1,427,425)       (2,019,694)          (21,425)

----------
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.
(5) Commencement of Operations on July 24, 1998.


5. Distribution and Servicing Agreements

Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns

The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

The Separate Account rates of return attributable to Incentive Life, Survivorship Incentive Life and Incentive Life Plus differ from rates of return attributable to Survivorship 2000 and Accumulator Life because asset charges are deducted at different rates under each policy (see Note 3).


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK       2000        1999
-----------------------     ----        ----
Gross return ..........    (14.25)%     24.88%
Net return ............    (14.76)%     24.13%


                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE HIGH YIELD         2000        1999
-----------------------     ----        ----
Gross return .........      (8.90)%     (3.58)%
Net return ...........      (9.44)%     (4.16)%


                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE MONEY MARKET       2000        1999
-----------------------     ----        ----
Gross return ..........      5.99%       4.71%
Net return ............      5.36%       4.10%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.97%      26.86%


                                  YEAR ENDED DECEMBER 31,
                                 ------------------------
CAPITAL GUARDIAN INTERNATIONAL             2000
-------------------------------- ------------------------
Gross return ...................         (19.19)%
Net return .....................         (19.58)%


----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE





                                                       AUGUST 30 (c) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............           5.92%                  7.10%
Net return ................           5.28%                  6.67%


                                                          AUGUST 30 (c) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................           3.56%                  3.76%
Net return ...................           2.96%                  3.32%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........     (13.35)%       18.55%
Net return ...........     (13.86)%       17.83%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (18.34)%       18.97%
Net return .................     (18.88)%       18.52%


                          MAY 22 (d) TO
                          DECEMBER 31,
                         --------------
EQ/ALLIANCE TECHNOLOGY        2000
------------------------ --------------
Gross return ...........     (33.30)%
Net return .............     (33.52)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (f)             2000
------------------------- ------------------------
Gross return ............          ( 9.81)%
Net return ..............          (10.35)%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................     (17.63)%       27.50%
Net return ....................     (18.11)%       26.70%


                             OCTOBER 22 (e) TO DECEMBER 31,
                            -------------------------------
EQ/JANUS LARGE CAP GROWTH                 2000
--------------------------- -------------------------------
Gross return ..............             (15.70)%
Net return ................             (15.85)%


                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................   6.69%        (1.27)%
Net return ......................   6.14%        (1.95)%


                                                            JUNE 4 (a) TO
                                  YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                 ------------------------- --------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                1999
-------------------------------- ------------------------- --------------
Gross return ...................         (12.33)%               60.24%
Net return .....................         (12.84)%               59.29%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (17.79)%       30.24%
Net return .................     (18.26)%       29.48%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........           (3.43)%
Net return .............           (3.97)%


                        YEAR ENDED DECEMBER 31,
                       ------------------------
FI MID CAP                       2000
---------------------- ------------------------
Gross return .........          0.46%
Net return ...........          0.23%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........           5.13%
Net return .............           4.51%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........     11.55%      (1.64)%
Net return ............     10.82%      (2.19)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.55)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.81%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (18.56)%       73.62%
Net return ....................    (19.32)%       72.63%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%       8.76%
Net return .............     (1.29)%       8.06%


                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........     (5.25)%       23.12%
Net return ...........     (5.83)%       22.38%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................     (40.12)%       95.82%
Net return .............................     (40.40)%       94.57%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK        2000          1999
----------------------- -------------- -----------
Gross return ..........     (14.25)%       24.88%
Net return ............     (15.01)%       23.76%


                        YEARS ENDED DECEMBER 31,
                       ---------------------------
ALLIANCE HIGH YIELD         2000          1999
---------------------- ------------- -------------
Gross return .........     (8.90)%       (3.35)%
Net return ...........     (9.71)%       (4.45)%


                        YEARS ENDED DECEMBER 31,
                        ------------------------
ALLIANCE MONEY MARKET      2000       1999
----------------------- ---------- ----------
Gross return ..........    5.99%      4.71%
Net return ............    5.05%      3.78%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.63%      26.47%


                                  YEARS ENDED DECEMBER 31,
                                 -------------------------
CAPITAL GUARDIAN INTERNATIONAL              2000
-------------------------------- -------------------------
Gross return ...................          (19.19)%
Net return .....................          (19.82)%


                                                       AUGUST 30 (c) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............           5.92%                  7.10%
Net return ................           4.96%                  6.46%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                          AUGUST 30 (c) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................          3.56%                   3.76%
Net return ...................          2.66%                   3.11%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........    (13.35)%       18.55%
Net return ...........    (14.12)%       17.43%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (18.34)%       18.97%
Net return .................     (19.12)%       18.28%


                          MAY 22(d) DECEMBER 31,
                         -----------------------
EQ/ALLIANCE TECHNOLOGY             2000
------------------------ -----------------------
Gross return ...........         (33.30)%
Net return .............         (33.66)%


                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (f)             2000
------------------------- ------------------------
Gross return ............          (9.81)%
Net return ..............         (10.66)%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (17.63)%       27.50%
Net return ....................    (18.35)%       26.32%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                             OCTOBER 22 TO
                             DECEMBER 31,
                            --------------
EQ/JANUS LARGE CAP GROWTH        2000
--------------------------- --------------
Gross return ..............    (15.70)%
Net return ................    (15.93)%


                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................    6.69%       (1.27)%
Net return ......................    5.82%       (2.25)%


                                  YEAR ENDED DECEMBER 31,   JUNE 4 (a) TO DECEMBER 31,
                                 ------------------------- ---------------------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                       1999
-------------------------------- ------------------------- ---------------------------
Gross return ...................          (12.33)%                    60.24%
Net return .....................          (13.10)%                    58.81%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (17.79)%       30.24%
Net return .................     (18.51)%       29.09%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........         (3.43)%
Net return .............         (4.26)%


                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
---------------------- --------------
Gross return .........      0.46%
Net return ...........      0.13%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          5.13%
Net return .............          4.20%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........    11.55%       (1.64)%
Net return ............    10.49%       (2.48)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.84)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.45%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................     (18.56)%       73.62%
Net return ....................     (19.56)%       72.11%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%       8.76%
Net return .............     (1.58)%       7.74%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........    (5.25)%       23.12%
Net return ...........    (6.11)%       22.01%


                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................    (40.12)%       95.82%
Net return .............................    (40.58)%       93.98%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE COMMON STOCK         2000
----------------------- ---------------
Gross return ..........     (14.25)%
Net return ............     (15.40)%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
---------------------- ---------------
Gross return .........     (8.90)%
Net return ...........    (10.12)%


                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE MONEY MARKET         2000
----------------------- ---------------
Gross return ..........     5.99%
Net return ............     4.57%


                             JUNE 22 (a) TO
                              DECEMBER 31,
                            ---------------
ALLIANCE SMALL CAP GROWTH         2000
--------------------------- ---------------
Gross return ..............      13.78%
Net return ................      12.12%


                             JUNE 22 (a) TO
                              DECEMBER 31,
                            ---------------
CAPITAL GUARDIAN RESEARCH         2000
--------------------------- ---------------
Gross return ..............       5.92%
Net return ................       4.49%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE

                                JUNE 22 (a) TO
                                 DECEMBER 31,
                               ---------------
CAPITAL GUARDIAN U.S. EQUITY         2000
------------------------------ ---------------
Gross return .................      3.56%
Net return ...................      2.19%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
---------------------- ---------------
Gross return .........     (13.35)%
Net return ...........     (14.51)%


                              JUNE 22 (a) TO
                               DECEMBER 31,
                             ---------------
EQ/ALLIANCE PREMIER GROWTH         2000
---------------------------- ---------------
Gross return ...............     (18.34)%
Net return .................     (19.49)%


                          OCTOBER 22 (b) TO
                            DECEMBER 31,
                         ------------------
EQ/ALLIANCE TECHNOLOGY          2000
------------------------ ------------------
Gross return ...........      (33.30)%
Net return .............      (33.86)%


                           JUNE 22 (a) DECEMBER 31,
                          -------------------------
EQ EQUITY 500 INDEX (f)              2000
------------------------- -------------------------
Gross return ............           (9.81)%
Net return ..............          (11.02)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                             OCTOBER 22 (c) TO
                               DECEMBER 31,
                            ------------------
EQ/JANUS LARGE CAP GROWTH          2000
--------------------------- ------------------
Gross return ..............       (15.70)%
Net return ................       (16.06)%


                                   OCTOBER 22 (a) TO
                                     DECEMBER 31,
                                  ------------------
EQ/PUTNAM GROWTH & INCOME VALUE          2000
--------------------------------- ------------------
Gross return ....................       6.69%
Net return ......................       5.34%


                        OCTOBER 22 (c) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
---------------------- ------------------
Gross return .........       0.46%
Net return ...........      (0.02)%


                          OCTOBER 22 (c) TO
                            DECEMBER 31,
                         ------------------
FI SMALL/MID CAP VALUE          2000
------------------------ ------------------
Gross return ...........       5.13%
Net return .............       3.73%


                                 OCTOBER 22 (c) TO
                                   DECEMBER 31,
                                ------------------
MFS EMERGING GROWTH COMPANIES          2000
------------------------------- ------------------
Gross return ..................      (18.56)%
Net return ....................      (19.93)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
MFS GROWTH WITH INCOME         2000
------------------------ ---------------
Gross return ...........      (0.77)%
Net return .............      (2.03)%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
---------------------- ---------------
Gross return .........     (5.25)%
Net return ...........     (6.53)%


                                          JUNE 22 (a) TO
                                           DECEMBER 31,
                                         ---------------
MORGAN STANLEY EMERGING MARKETS EQUITY         2000
---------------------------------------- ---------------
Gross return ...........................     (40.12)%
Net return .............................     (40.85)%


                                  JUNE 22 (a) TO
                                   DECEMBER 31,
                                 ---------------
CAPITAL GUARDIAN INTERNATIONAL         2000
-------------------------------- ---------------
Gross return ...................      (19.19)%
Net return .....................      (20.19)%


                                 JUNE 22 (a) TO
                                  DECEMBER 31,
                                ---------------
EQ INTERNATIONAL EQUITY INDEX         2000
------------------------------- ---------------
Gross return ..................     (17.63)%
Net return ....................     (18.72)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
EQ/SMALL COMPANY INDEX         2000
------------------------ ---------------
Gross return ...........      (3.43)%
Net return .............      (4.70)%


                                  JUNE 22 (a) TO
                                   DECEMBER 31,
                                 ---------------
EQ/PUTNAM INTERNATIONAL EQUITY         2000
-------------------------------- ---------------
Gross return ...................      (12.33)%
Net return .....................      (13.50)%


                              JUNE 22 (a) TO
                               DECEMBER 31,
                             ---------------
EQ/PUTNAM INVESTORS GROWTH         2000
---------------------------- ---------------
Gross return ...............      (17.79)%
Net return .................      (18.88)%


                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
J.P. MORGAN CORE BOND         2000
----------------------- ---------------
Gross return ..........      11.55%
Net return ............       9.99%


                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
LAZARD LARGE CAP VALUE         2000
------------------------ ---------------
Gross return ...........      (1.94)%
Net return .............      (3.28)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
LAZARD SMALL CAP VALUE         2000
------------------------ ---------------
Gross return ...........      18.56%
Net return .............      16.92%

7. Subsequent Events

On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

Effective March 1, 2001 the Lazard Large Cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio.

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

Appendix I: Information on market performance


-----
A-1
--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or


o data developed by us derived from such indices or averages.


o Other appropriate types of securities (e.g. common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds and U.S. treasury bills).


We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                   Investment Management Weekly
Morningstar's Variable                     Money Management Letter
   Annuities/Life                          Investment Dealers Digest
Business Week                              National Underwriter
Forbes                                     Pension & Investments
Fortune                                    USA Today
Institutional Investor                     Investor's Daily
Money                                      The New York Times
Kiplinger's Personal Finance               The Wall Street Journal
Financial Planning                         The Los Angeles Times
Investment Adviser                         The Chicago Tribune
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.



LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases


-----
B-1
--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                           PAGE
account value                               20
Administrative Office                        5
age                                         33
Allocation Date                             15
alternative death benefit                   17
amount at risk                              37
anniversary                                 33
assign; assignment                          31
automatic transfer service                  21
AXA Financial, Inc.                          4
basis                                       27
beneficiary                                 18
business day                                32
Cash Surrender Value                        23
Code                                        26
collateral                                  23
cost of insurance charge                    37
cost of insurance rates                     37
customer loyalty credit                     38
day                                         32
death benefit guarantee                     13
default                                     12
disruptive transfer activity                36
dollar cost averaging service               21
enhanced death benefit guarantee            14
EQAccess                                     5
EQ Advisors Trust                           16
EQ Financial Consultants                    16
Equitable Distributors                      40
Equitable Life                               4
Equitable Access Account                    19
face amount                                 15
grace period                                12
guarantee premium                           14
guaranteed interest option                  16
Guaranteed Interest Account                 16
insured person                              16
Investment Funds                            16
investment option                           15
issue date                                  33
lapse                                       12
loan, loan interest                         23

                                           PAGE
market timing                               36
modified endowment contract                 12
month, year                                 33
monthly deduction                           7, 11
net cash surrender value                    25
no-lapse guarantee                          13
Option A, B                                 16
our                                          2
owner                                        2
paid up                                     26
paid up death benefit guarantee             14
partial withdrawal                          24
payment option                              19
planned periodic premium                    12
policy                                      cover
Portfolio                                   cover
premium charge                               7
premium payments                            12
prospectus                                  cover
rebalancing                                 22
receive                                     32
restore, restoration                        13
rider                                       18
SEC                                         cover
Separate Account FP                         35
state                                        2
subaccount                                  35
Survivorship Incentive Life                 cover
surviving insured person                    16
surrender                                   25
surrender charge                             7
target premium                               8
telephone transfer                          21
transfers                                   21
Trust                                       16
units                                       20
unit values                                 20
us                                           2
variable investment option                  16
we                                           2
withdrawal                                  24
you, your                                    2

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
   Incentive Life(SM)
   Survivorship Incentive Life(SM)
   Incentive Life(SM) COLI
   Flexible premium variable life
   insurance policies
PROSPECTUS SUPPLEMENT DATED MAY 1, 2001
TO PROSPECTUS DATED MAY 1, 2001


(FOR ALL POLICIES DISTRIBUTED IN NEW YORK
BY EQUITABLE DISTRIBUTORS, INC. AND FOR
ALL INCENTIVE LIFE COLI POLICIES)
--------------------------------------------------------------------------------



THIS SUPPLEMENT IS APPLICABLE TO ALL NEW YORK POLICIES AND TO ALL INCENTIVE LIFE COLI POLICIES IN STATES OTHER THAN NEW YORK.


This Supplement modifies certain information contained in the Prospectus you received for your Equitable variable life insurance policy listed above. You should keep this supplement with your prospectus. We will send you another copy of the prospectus, without charge, on written request.

--------------------------------------------------------------------------------
The following replaces the information about our address and phone numbers in your prospectus under "How to reach us:"
--------------------------------------------------------------------------------
HOW TO REACH US



To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us. You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



BY MAIL:

at the Post Office Box for our Administrative Office:
Equitable Life -- EDI Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


BY EXPRESS DELIVERY ONLY:

at the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000
(for express delivery purposes only)


PROS Supp 7A NY (5/01)                                                X00055 NA

-----
  2
--------------------------------------------------------------------------------

BY TOLL-FREE PHONE:


1-888-228-6690



BY E-MAIL:

life-service@equitable.com


BY FAX:

1-704-540-2199


BY INTERNET:

Our Web site (www.equitable.com) can also provide you information. You can also access your policy information through our Web site by enrolling in EQAccess.

The rest of the information under "How to reach us" remains unchanged.

--------------------------------------------------------------------------------
The following replaces the phone numbers in your prospectus under "Transferring your money among our investment options - Telephone transfers" and "More information about other matters - Telephone requests:"
--------------------------------------------------------------------------------

TELEPHONE TRANSFERS

The phone number that is available if you are both the policy's insured person and its owner is 1-888-228-6690 (toll free) from a touch tone phone.

All the other information in these sections of the prospectus remains unchanged.

--------------------------------------------------------------------------------
The following replaces the information in your prospectus under "More information about other matters - How we market the policies:"
--------------------------------------------------------------------------------

HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through Equitable Distributors, Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1999 and 2000, we paid EDI fees of $46,957,345 and $52,501,772, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.


We sell these variable life products through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in

-----
  3
--------------------------------------------------------------------------------


your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.


It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI, LLC") will become a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like EDI, EDI, LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to EDI as principal underwriter in each prospectus should be replaced with Equitable Distributors, LLC.

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
Variable Life Insurance Policies
   IL Protector(Reg. TM)
   IL COLI
   Incentive Life Plus(Reg. TM)
   Survivorship 2000
   Special Offer Policy
   Incentive Life 2000
   Champion 2000
   Incentive Life

PROSPECTUS SUPPLEMENT DATED MAY 1, 2001
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.*

NEW INVESTMENT OPTIONS. The following new investment options are available under your Certificate effective on or about May 18, 2001 (some contracts to which this supplement relates may already currently offer EQ/Balanced).

The new investment options invest in corresponding Portfolios of EQ Advisors Trust. The objectives and Advisers for the Portfolios are shown below:



-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                    ADVISOR
-------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                        High return through both appreciation of     Alliance Capital Management L.P.
                                   capital and current income                   Capital Guardian Trust Company
                                                                                Prudential Investment Fund Management, LLC
                                                                                Jennison Associates, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value     Capital appreciation                         Alliance Capital Management, L.P., through its
                                                                                Bernstein Investment Research and
                                                                                Management Unit
-------------------------------------------------------------------------------------------------------------------------------

See "EQ Advisors Trust annual expenses" below, regarding the expenses for these portfolios.












------------
* The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.


   Copyright 2001 The Equitable Life Assurance Society of the United States. All rights reserved. IL Protector(Reg. TM) and Incentive Life Plus(Reg. TM)
                       are registered service marks of
          The Equitable Life Assurance Society of the United States.


                                                                X00052/AGENCY A

-----
  2
--------------------------------------------------------------------------------



COMBINATION OF CERTAIN INVESTMENT OPTIONS. On or about May 18, 2001, the following combinations will occur: (i) interests in the EQ/Balanced option will replace interests in the Alliance Conservative Investors, EQ/Evergreen Foundation, Mercury World Strategy and EQ/Putnam Balanced options, and these options will no longer be available; and (ii) interests in the EQ/Bernstein Diversified Value option will replace interests in the T. Rowe Price Equity Income option, and this option will no longer be available. After the combinations are effective, we will move the assets in the replaced options into the applicable surviving option, and allocation elections to the replaced options will be considered allocation elections to the applicable surviving option. Since the replaced options will continue to be in existence only until approximately May 18, 2001, references to these options have been omitted from the fee tables, the expense examples and the investment performance.

PORTFOLIO/CORRELATING INVESTMENT NAME CHANGES AND NEW PORTFOLIO
ADVISERS. Please note the following new information:

--------------------------------------------------------------------------------
FORMER NAME                NEW NAME                   EFFECTIVE DATE
--------------------------------------------------------------------------------
EQ/Evergreen               EQ/Evergreen Omega         May 1, 2001
--------------------------------------------------------------------------------
MFS Growth with Income     EQ/MFS Investors Trust     May 18, 2001
--------------------------------------------------------------------------------

The investment objectives and advisers for these portfolios remain the same.

Effective February 1, 2001, two new advisers were added to the EQ/Aggressive Stock portfolio: Marsico Capital Management, LLC and Provident Investment Counsel, Inc. The investment objective for the portfolio remains the same and Alliance Capital Management, L.P. and MFS Investment Management continue to serve as advisers.

Also, effective on May 18, 2001, all of the investment options and correlating portfolios will include an "EQ/."

PORTFOLIO ADVISERS. The following is a list of the advisers who make the investment decisions for each portfolio. The list reflects name changes for certain advisers.

o Alliance Capital Management L.P. (for each EQ/Alliance option, for the EQ/Equity 500 Index option and for the EQ/Bernstein Diversified Value option; also, advises a portion of EQ/Aggressive Stock and EQ/Balanced)

o American Express Financial Corporation (for both EQ/AXP options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also, advises a portion of EQ/Balanced)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and EQ/FI Small/Mid Cap Value options)

o Janus Capital Corporation (for the EQ/Janus option)

o Jennison Associates LLC (advises a portion of EQ/Balanced)

o Marsico Capital Management, LLC (advises a portion of EQ/Aggressive Stock)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)

-----
  3
--------------------------------------------------------------------------------


o Prudential Investments Fund Management, LLC (advises a portion of
  EQ/Balanced)

o Putnam Investment Management, LLC (for the EQ/Putnam Growth and Income Value option)


o T. Rowe Price International, Inc. (for the EQ/T. Rowe Price International Stock option)


HOW TO REACH US. To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below. Certain methods of contacting us, such as by phone or electronically, may be unavailable or delayed (for example, our facsimile service may not be available at all times and/or we may be unavailable due to an emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


BY MAIL:

At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


BY EXPRESS DELIVERY ONLY:

At the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277


BY TOLL-FREE PHONE:

Automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100.


BY E-MAIL:

life-service@equitable.com


BY FAX:

1-704-540-9714


BY INTERNET:

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.


DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investments options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention

-----
  4
--------------------------------------------------------------------------------


to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

INVESTMENT PORTFOLIOS. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. The tables below show the fees and expenses paid by each Portfolio for the year ended December 31, 2000, except as otherwise noted. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.



-------------------------------------------------------------------------------------------
                                                          2000 FEES AND EXPENSES
                                                -------------------------------------------
                                                   MANAGEMENT                     OTHER
                                                    FEES(1)      12B-1 FEES   EXPENSES(2)
-------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.60%           --          0.07%
EQ/Alliance Common Stock                         0.46%           --          0.05%
EQ/Alliance Global                               0.72%           --          0.09%
EQ/Alliance Growth and Income                    0.58%           --          0.05%
EQ/Alliance Growth Investors                     0.56%           --          0.06%
EQ/Alliance High Yield                           0.60%           --          0.07%
EQ/Alliance Intermediate Government Securities   0.50%           --          0.08%
EQ/Alliance International                        0.85%           --          0.29%
EQ/Alliance Money Market                         0.34%           --          0.06%
EQ/Alliance Premier Growth                       0.89%         0.25%         0.05%
EQ/Alliance Quality Bond                         0.53%           --          0.06%
EQ/Alliance Small Cap Growth                     0.75%           --          0.06%
EQ/Alliance Technology                           0.90%         0.25%         0.06%
EQ/AXP New Dimensions                            0.65%         0.25%         1.23%
EQ/AXP Strategy Aggressive                       0.70%         0.25%         0.57%
EQ/Balanced                                      0.57%           --          0.08%
EQ/Bernstein Diversified Value                   0.65%         0.25%         0.15%
EQ/Capital Guardian Research                     0.65%         0.25%         0.16%
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%         0.11%
EQ/Equity 500 Index                              0.25%           --          0.06%
EQ/Evergreen Omega                               0.65%         0.25%         0.83%
EQ/FI Mid Cap                                    0.70%         0.25%         0.27%
EQ/FI Small/Mid Cap Value                        0.75%         0.25%         0.19%
EQ/Janus Large Cap Growth                        0.90%         0.25%         0.22%
EQ/Mercury Basic Value Equity                    0.60%         0.25%         0.10%
EQ/MFS Emerging Growth Companies                 0.62%         0.25%         0.10%
EQ/MFS Investors Trust                           0.60%         0.25%         0.13%
EQ/MFS Research                                  0.65%         0.25%         0.07%
EQ/Morgan Stanley Emerging Markets Equity        1.15%         0.25%         0.52%
EQ/Putnam Growth & Income Value                  0.60%         0.25%         0.12%
EQ/T. Rowe Price International Stock             0.85%         0.25%         0.24%



-------------------------------------------------------------------------------------------
                                                           2000 FEES AND EXPENSES
-------------------------------------------------------------------------------------------
                                                            FEE WAIVERS
                                                 TOTAL       AND/OR            NET TOTAL
                                                 ANNUAL      EXPENSE            ANNUAL
                                                EXPENSES   REIMBURSEMENTS(3)   EXPENSES
-------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.67%             --               0.67%
EQ/Alliance Common Stock                         0.51%             --               0.51%
EQ/Alliance Global                               0.81%             --               0.81%
EQ/Alliance Growth and Income                    0.63%             --               0.63%
EQ/Alliance Growth Investors                     0.62%             --               0.62%
EQ/Alliance High Yield                           0.67%             --               0.67%
EQ/Alliance Intermediate Government Securities   0.58%             --               0.58%
EQ/Alliance International                        1.14%             --               1.14%
EQ/Alliance Money Market                         0.40%             --               0.40%
EQ/Alliance Premier Growth                       1.19%          (0.04)%             1.15%
EQ/Alliance Quality Bond                         0.59%             --               0.59%
EQ/Alliance Small Cap Growth                     0.81%             --               0.81%
EQ/Alliance Technology                           1.21%          (0.06)%             1.15%
EQ/AXP New Dimensions                            2.13%          (1.18)%             0.95%
EQ/AXP Strategy Aggressive                       1.52%          (0.52)%             1.00%
EQ/Balanced                                      0.65%           0.00%              0.65%
EQ/Bernstein Diversified Value                   1.05%          (0.10)%             0.95%
EQ/Capital Guardian Research                     1.06%          (0.11)%             0.95%
EQ/Capital Guardian U.S. Equity                  1.01%          (0.06)%             0.95%
EQ/Equity 500 Index                              0.31%             --               0.31%
EQ/Evergreen Omega                               1.73%          (0.78)%             0.95%
EQ/FI Mid Cap                                    1.22%          (0.22)%             1.00%
EQ/FI Small/Mid Cap Value                        1.19%          (0.09)%             1.10%
EQ/Janus Large Cap Growth                        1.37%          (0.22)%             1.15%
EQ/Mercury Basic Value Equity                    0.95%           0.00%              0.95%
EQ/MFS Emerging Growth Companies                 0.97%             --               0.97%
EQ/MFS Investors Trust                           0.98%          (0.03)%             0.95%
EQ/MFS Research                                  0.97%          (0.02)%             0.95%
EQ/Morgan Stanley Emerging Markets Equity        1.92%          (0.12)%             1.80%
EQ/Putnam Growth & Income Value                  0.97%          (0.02)%             0.95%
EQ/T. Rowe Price International Stock             1.34%          (0.09)%             1.25%
-------------------------------------------------------------------------------------------

* All portfolios are not available in all contracts to which this supplement relates. Also, see "Combination of certain investment options."

-----
  5
--------------------------------------------------------------------------------

(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. This decrease in the expense waiver was effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

-----
  6
--------------------------------------------------------------------------------



INVESTMENT PERFORMANCE. The Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2000. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2000. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy.

The values reported for all policies are computed using net rates of return for the corresponding Portfolios of EQ Advisors Trust. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.


MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2000 and for the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2000..............   A-3
   Statements of Operations for the Years Ended December 31, 2000,
    1999 and 1998.......................................................   A-8
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2000, 1999 and 1998....................................  A-19
   Notes to Financial Statements........................................  A-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000 and 1999..............   F-2
Consolidated Statements of Earnings, Years Ended December 31, 2000,
    1999 and 1998.......................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2000, 1999 and 1998...............   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
    2000, 1999 and 1998.................................................   F-5
   Notes to Consolidated Financial Statements...........................   F-7





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                      ALLIANCE        ALLIANCE
                                                       COMMON       CONSERVATIVE      ALLIANCE
                                                       STOCK          INVESTORS        GLOBAL
                                                 ----------------- -------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................  $2,954,750,007
            201,300,931 ........................                    $216,479,175
            681,355,826 ........................                                   $606,624,836
            302,733,905 ........................
          1,035,409,056 ........................
            162,200,054 ........................
             74,869,067 ........................
Receivable for Trust shares sold ...............       1,664,828              --             --
Receivable for policy-related transactions .....       2,719,082         115,930        601,510
                                                  --------------    ------------   ------------
  Total Assets .................................   2,959,133,917     216,595,105    607,226,346
                                                  --------------    ------------   ------------
LIABILITIES
Payable for Trust shares purchased .............              --         164,918        830,016
Payable for policy-related transactions ........              --              --             --
                                                  --------------    ------------   ------------
  Total Liabilities ............................              --         164,918        830,016
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    294,252   $    307,466
Net Assets Attributable to Contractowners ......   2,958,712,092     216,135,935    606,088,864
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============




                                                                                                      ALLIANCE
                                                     ALLIANCE         ALLIANCE         ALLIANCE     INTERMEDIATE
                                                      GROWTH           GROWTH            HIGH        GOVERNMENT
                                                    AND INCOME       INVESTORS          YIELD        SECURITIES
                                                 --------------- ----------------- --------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................
            201,300,931 ........................
            681,355,826 ........................
            302,733,905 ........................  $294,866,400
          1,035,409,056 ........................                  $1,127,029,403
            162,200,054 ........................                                    $122,252,022
             74,869,067 ........................                                                    $76,044,497
Receivable for Trust shares sold ...............     1,383,362           422,298              --             --
Receivable for policy-related transactions .....            --                --              --             --
                                                  ------------    --------------    ------------    -----------
  Total Assets .................................   296,249,762     1,127,451,701     122,252,022     76,044,497
                                                  ------------    --------------    ------------    -----------
LIABILITIES
Payable for Trust shares purchased .............            --                --         130,483        108,969
Payable for policy-related transactions ........     1,482,247           560,456          25,468        609,125
                                                  ------------    --------------    ------------    -----------
  Total Liabilities ............................     1,482,247           560,456         155,951        718,094
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    241,549    $      364,964    $    199,149    $   137,899
Net Assets Attributable to Contractowners ......   294,525,966     1,126,526,281     121,896,922     75,188,504
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                     ALLIANCE        ALLIANCE
                                                     ALLIANCE         MONEY          QUALITY
                                                  INTERNATIONAL       MARKET           BOND
                                                 --------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................   $72,618,324
          411,335,003 ..........................                  $399,898,401
          448,854,080 ..........................                                  $456,976,198
          161,936,997 ..........................
            3,007,311 ..........................
            1,966,546 ..........................
          933,545,824 ..........................
Receivable for Trust shares sold ...............       405,174              --              --
Receivable for policy-related transactions .....            --      78,339,219              --
                                                   -----------    ------------    ------------
  Total Assets .................................    73,023,498     478,237,620     456,976,198
                                                   -----------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --      78,399,731          50,208
Payable for policy-related transactions ........       489,415              --       1,349,105
                                                   -----------    ------------    ------------
  Total Liabilities ............................       489,415      78,399,731       1,399,313
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $   187,200    $     44,576    $     89,568
Net Assets Attributable to Contractowners ......    72,346,883     399,793,313     455,487,317
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============




                                                     ALLIANCE       CAPITAL       CAPITAL
                                                    SMALL CAP       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE
                                                      GROWTH        RESEARCH    U.S. EQUITY       STOCK
                                                 --------------- ------------- ------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................
          411,335,003 ..........................
          448,854,080 ..........................
          161,936,997 ..........................  $151,011,045
            3,007,311 ..........................                  $3,028,000
            1,966,546 ..........................                                $1,990,870
          933,545,824 ..........................                                              $831,131,087
Receivable for Trust shares sold ...............     2,248,367            --            --      53,253,748
Receivable for policy-related transactions .....            --        34,195           693              --
                                                  ------------    ----------    ----------    ------------
  Total Assets .................................   153,259,412     3,062,195     1,991,563     884,384,835
                                                  ------------    ----------    ----------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --        10,844           693              --
Payable for policy-related transactions ........     2,199,791            --            --      53,777,152
                                                  ------------    ----------    ----------    ------------
  Total Liabilities ............................     2,199,791        10,844           693      53,777,152
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     93,616    $   28,663    $    5,928    $     71,561
Net Assets Attributable to Contractowners ......   150,966,005     3,022,688     1,984,942     830,536,122
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                   EQ/ALLIANCE                    EQ/AXP
                                                     PREMIER      EQ/ALLIANCE       NEW
                                                      GROWTH       TECHNOLOGY   DIMENSIONS
                                                 --------------- ------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................  $411,014,057
           45,940,550 ..........................                  $35,375,729
              877,098 ..........................                                 $780,056
              770,696 ..........................
          534,606,786 ..........................
          661,215,371 ..........................
              528,993 ..........................
Receivable for Trust shares sold ...............     2,110,029             --          --
Receivable for policy-related transactions .....            --         91,863       9,861
                                                  ------------    -----------    --------
  Total Assets .................................   413,124,086     35,467,592     789,917
                                                  ------------    -----------    --------
LIABILITIES
Payable for Trust shares purchased .............            --        115,214       9,861
Payable for policy-related transactions ........     3,092,642             --          --
                                                  ------------    -----------    --------
  Total Liabilities ............................     3,092,642        115,214       9,861
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      3,442    $   207,623    $416,407
Net Assets Attributable to Contractowners ......   410,028,002     35,144,755     363,649
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========




                                                    EQ/AXP                           EQ
                                                   STRATEGY                        EQUITY         EQ/
                                                  AGGRESSIVE    EQ/BALANCED      500 INDEX     EVERGREEN
                                                 ------------ --------------- --------------- ----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................
           45,940,550 ..........................
              877,098 ..........................
              770,696 ..........................   $570,370
          534,606,786 ...........................              $512,208,132
          661,215,371 ..........................                               $658,832,560
              528,993 ...........................                                              $483,363
Receivable for Trust shares sold ...............         --              --         808,869          --
Receivable for policy-related transactions .....    179,882              --              --       3,830
                                                   --------    ------------    ------------    --------
  Total Assets .................................    750,252     512,208,132     659,641,429     487,193
                                                   --------    ------------    ------------    --------
LIABILITIES
Payable for Trust shares purchased .............      8,578         280,913              --       3,830
Payable for policy-related transactions ........         --         152,726         202,656          --
                                                   --------    ------------    ------------    --------
  Total Liabilities ............................      8,578         433,639         202,656       3,830
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $328,472    $     87,805    $    151,330    $  1,663
Net Assets Attributable to Contractowners ......    413,202     511,686,688     659,287,443     481,700
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                   EQ/JANUS
                                                  EQ/EVERGREEN    LARGE CAP     EQ/PUTNAM
                                                   FOUNDATION       GROWTH       BALANCED
                                                 -------------- ------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................    $243,044
           4,235,317 ...........................                 $3,954,744
           9,263,118 ...........................                               $9,325,119
          24,244,402 ...........................
           1,973,134 ...........................
          37,776,098 ...........................
          52,228,996 ...........................
Receivable for Trust shares sold ...............          --             --            --
Receivable for policy-related transactions .....       5,054         14,996         5,370
                                                    --------     ----------    ----------
  Total Assets .................................     248,098      3,969,740     9,330,489
                                                    --------     ----------    ----------
LIABILITIES
Payable for Trust shares purchased .............       5,054         14,996         6,094
Payable for policy-related transactions ........          --             --            --
                                                    --------     ----------    ----------
  Total Liabilities ............................       5,054         14,996         6,094
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................    $  3,725     $  424,408    $   50,303
Net Assets Attributable to Contractowners ......     239,319      3,530,336     9,274,092
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========




                                                    EQ/PUTNAM                                    MERCURY
                                                    GROWTH &                   FI SMALL/MID       BASIC
                                                     INCOME         FI MID          CAP           VALUE
                                                      VALUE          CAP           VALUE         EQUITY
                                                 -------------- ------------- -------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................
           4,235,317 ...........................
           9,263,118 ...........................
          24,244,402 ...........................  $24,551,306
           1,973,134 ...........................                 $2,018,912
          37,776,098 ...........................                               $37,837,020
          52,228,996 ...........................                                              $53,579,639
Receivable for Trust shares sold ...............           --            --        189,176             --
Receivable for policy-related transactions .....       11,193       197,132             --        119,983
                                                  -----------    ----------    -----------    -----------
  Total Assets .................................   24,562,499     2,216,044     38,026,196     53,699,622
                                                  -----------    ----------    -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............       11,206       197,132             --        120,834
Payable for policy-related transactions ........           --            --        199,767             --
                                                  -----------    ----------    -----------    -----------
  Total Liabilities ............................       11,206       197,132        199,767        120,834
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    46,785    $  503,019    $    35,900    $    61,584
Net Assets Attributable to Contractowners ......   24,504,508     1,515,893     37,790,529     53,517,204
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     MFS
                                                    MERCURY        EMERGING     MFS GROWTH
                                                     WORLD          GROWTH         WITH
                                                    STRATEGY      COMPANIES       INCOME
                                                 ------------- --------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................  $5,112,772
          356,687,900 ..........................                $312,656,104
            2,304,464 ..........................                                $2,283,405
           74,192,966 ..........................
           64,732,678 ..........................
           65,930,323 ..........................
           56,828,139 ..........................
Receivable for Trust shares sold ...............          --       5,937,078            --
Receivable for policy-related transactions .....      10,153              --            --
                                                  ----------    ------------    ----------
  Total Assets .................................   5,122,925     318,593,182     2,283,405
                                                  ----------    ------------    ----------
LIABILITIES
Payable for Trust shares purchased .............         138              --         2,121
Payable for policy-related transactions ........          --       5,949,509        24,334
                                                  ----------    ------------    ----------
  Total Liabilities ............................         138       5,949,509        26,455
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    8,234    $     55,904    $   22,144
Net Assets Attributable to Contractowners ......   5,114,553     312,587,769     2,234,806
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========




                                                                    MORGAN
                                                                    STANLEY        T. ROWE         T. ROWE
                                                                   EMERGING         PRICE           PRICE
                                                       MFS          MARKETS     INTERNATIONAL      EQUITY
                                                    RESEARCH        EQUITY          STOCK          INCOME
                                                 -------------- -------------- --------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................
          356,687,900 ..........................
            2,304,464 ..........................
           74,192,966 ..........................  $67,112,513
           64,732,678 ..........................                 $39,575,403
           65,930,323 ..........................                                 $57,369,312
           56,828,139 ..........................                                                $58,470,170
Receivable for Trust shares sold ...............    1,459,099        134,984              --             --
Receivable for policy-related transactions .....           --             --           6,387         21,250
                                                  -----------    -----------     -----------    -----------
  Total Assets .................................   68,571,612     39,710,387      57,375,699     58,491,420
                                                  -----------    -----------     -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............           --             --          14,375         31,059
Payable for policy-related transactions ........    1,461,044         78,002              --             --
                                                  -----------    -----------     -----------    -----------
  Total Liabilities ............................    1,461,044         78,002          14,375         31,059
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    56,432    $     5,476     $    55,301    $    49,078
Net Assets Attributable to Contractowners ......   67,054,136     39,626,909      57,306,023     58,411,283
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============




                                                               ALLIANCE CONSERVATIVE INVESTORS        ALLIANCE GLOBAL
                                                         ------------------------------------------- -----------------
                                                               2000           1999          1998            2000
                                                         --------------- ------------- ------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   8,384,077   $ 7,166,906   $ 7,360,794   $    1,173,280
 Expenses (Note 3):
  Mortality and expense risk charges ...................      1,285,715     1,244,722     1,136,634        4,131,640
                                                          -------------   -----------   -----------   --------------
NET INVESTMENT INCOME ..................................      7,098,362     5,922,184     6,224,160       (2,958,360)
                                                          -------------   -----------   -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      2,550,830     2,045,436     1,432,988       44,316,191
 Realized gain distribution from The Trust .............      4,993,960     9,007,765    10,768,916       66,324,943
                                                          -------------   -----------   -----------   --------------
NET REALIZED GAIN (LOSS) ...............................      7,544,790    11,053,201    12,201,904      110,641,134
                                                          -------------   -----------   -----------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     23,588,372    21,507,963    16,228,145      172,562,362
  End of period ........................................     15,178,245    23,588,372    21,507,963      (74,730,989)
                                                          -------------   -----------   -----------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (8,410,127)    2,080,409     5,279,818     (247,293,351)
                                                          -------------   -----------   -----------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (865,337)   13,133,610    17,481,722     (136,652,217)
                                                          -------------   -----------   -----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,233,025   $19,055,794   $23,705,882   $ (139,610,577)
                                                          =============   ===========   ===========   ==============




                                                                ALLIANCE GLOBAL
                                                         -----------------------------
                                                               1999           1998
                                                         --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    561,424    $ 5,636,672
 Expenses (Note 3):
  Mortality and expense risk charges ...................     3,438,444      2,777,697
                                                          ------------    -----------
NET INVESTMENT INCOME ..................................    (2,877,020)     2,858,975
                                                          ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    67,795,783     17,406,382
 Realized gain distribution from The Trust .............    44,485,709     33,241,409
                                                          ------------    -----------
NET REALIZED GAIN (LOSS) ...............................   112,281,492     50,647,791
                                                          ------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    83,560,503     46,113,189
  End of period ........................................   172,562,362     83,560,503
                                                          ------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    89,001,859     37,447,314
                                                          ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................   201,283,351     88,095,105
                                                          ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $198,406,331    $90,954,080
                                                          ============    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    ALLIANCE GROWTH AND INCOME
                                                         ------------------------------------------------
                                                               2000             1999            1998
                                                         ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    2,446,807    $   530,384     $   415,436
 Expenses (Note 3):
  Mortality and expense risk charges ...................       1,420,402      1,048,745         668,795
                                                          --------------    -----------     -----------
NET INVESTMENT INCOME ..................................       1,026,405       (518,361)       (253,359)
                                                          --------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      26,185,528        730,688       7,289,936
 Realized gain distribution from The Trust .............      27,698,101     20,855,872      12,146,928
                                                          --------------    -----------     -----------
NET REALIZED GAIN (LOSS) ...............................      53,883,629     21,586,560      19,436,864
                                                          --------------    -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      27,170,239     16,240,511      13,021,603
  End of period ........................................      (7,867,505)    27,170,239      16,240,511
                                                          --------------    -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (35,037,744)    10,929,728       3,218,908
                                                          --------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      18,845,885     32,516,288      22,655,772
                                                          --------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   19,872,290    $31,997,927     $22,402,413
                                                          ==============    ===========     ===========




                                                                                                          ALLIANCE HIGH
                                                                    ALLIANCE GROWTH INVESTORS                 YIELD
                                                         ----------------------------------------------- ----------------
                                                                2000            1999           1998            2000
                                                         ----------------- -------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   21,379,395    $ 17,092,741   $ 18,252,039   $  14,140,763
 Expenses (Note 3):
  Mortality and expense risk charges ...................       6,959,631       6,207,073      5,194,905         730,110
                                                          --------------    ------------   ------------   -------------
NET INVESTMENT INCOME ..................................      14,419,764      10,885,668     13,057,134      13,410,653
                                                          --------------    ------------   ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      16,392,372      15,284,978      7,745,162     (14,615,073)
 Realized gain distribution from The Trust .............      77,354,978     104,658,738     78,060,201              --
                                                          --------------    ------------   ------------   -------------
NET REALIZED GAIN (LOSS) ...............................      93,747,350     119,943,716     85,805,363     (14,615,073)
                                                          --------------    ------------   ------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     288,014,019     167,705,600    115,056,641     (28,742,352)
  End of period ........................................      91,620,347     288,014,021    167,705,600     (39,948,032)
                                                          --------------    ------------   ------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (196,393,672)    120,308,421     52,648,959     (11,205,680)
                                                          --------------    ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (102,646,322)    240,252,137    138,454,322     (25,820,753)
                                                          --------------    ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (88,226,558)   $251,137,805   $151,511,456   $ (12,410,100)
                                                          ==============    ============   ============   =============




                                                                ALLIANCE HIGH YIELD
                                                         ---------------------------------
                                                               1999             1998
                                                         ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  17,378,455    $  18,449,747
 Expenses (Note 3):
  Mortality and expense risk charges ...................        889,065        1,007,106
                                                          -------------    -------------
NET INVESTMENT INCOME ..................................     16,489,390       17,442,641
                                                          -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (15,192,553)      (2,344,392)
 Realized gain distribution from The Trust .............        161,999        3,396,523
                                                          -------------    -------------
NET REALIZED GAIN (LOSS) ...............................    (15,030,554)       1,052,131
                                                          -------------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (20,898,854)       8,622,836
  End of period ........................................    (28,742,352)     (20,898,854)
                                                          -------------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (7,843,498)     (29,521,690)
                                                          -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (22,874,052)     (28,469,559)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (6,384,662)   $ (11,026,918)
                                                          =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                         ---------------------------------------------
                                                               2000            1999           1998
                                                         --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   4,305,611   $   4,049,521   $3,477,938
 Expenses (Note 3):
  Mortality and expense risk charges ...................        193,617         378,916      350,536
                                                          -------------   -------------   ----------
NET INVESTMENT INCOME ..................................      4,111,994       3,670,605    3,127,402
                                                          -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................         (3,837)       (194,507)      60,260
 Realized gain distribution from The Trust .............             --              --           --
                                                          -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...............................         (3,837)       (194,507)      60,260
                                                          -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     (1,392,487)      2,391,062      868,053
  End of period ........................................      1,175,432      (1,392,487)   2,391,062
                                                          -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................      2,567,919      (3,783,549)   1,523,009
                                                          -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      2,564,082      (3,978,056)   1,583,269
                                                          -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,676,076   $    (307,451)  $4,710,671
                                                          =============   =============   ==========




                                                                                                            ALLIANCE MONEY
                                                                      ALLIANCE INTERNATIONAL                    MARKET
                                                         ------------------------------------------------- ----------------
                                                                2000             1999            1998            2000
                                                         ----------------- --------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................   $     367,531     $        --    $     996,913   $   20,530,134
 Expenses (Note 3):
  Mortality and expense risk charges ...................         438,450         321,035          289,066        1,779,469
                                                           -------------     -----------    -------------   --------------
NET INVESTMENT INCOME ..................................         (70,919)       (321,035)         707,847       18,750,665
                                                           -------------     -----------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      (1,758,393)      1,164,532       (3,606,669)      13,088,236
 Realized gain distribution from The Trust .............       6,771,361       1,299,989           10,663          429,300
                                                           -------------     -----------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................       5,012,968       2,464,521       (3,596,006)      13,517,536
                                                           -------------     -----------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      25,291,174       5,502,451       (2,793,834)       1,316,815
  End of period ........................................        (823,983)     25,291,174        5,502,451      (11,436,603)
                                                           -------------     -----------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (26,115,157)     19,788,723        8,296,285      (12,753,418)
                                                           -------------     -----------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................     (21,102,189)     22,253,244        4,700,279          764,118
                                                           -------------     -----------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................   $ (21,173,108)    $21,932,209    $   5,408,126   $   19,514,783
                                                           =============     ===========    =============   ==============




                                                             ALLIANCE MONEY MARKET
                                                         -----------------------------
                                                              1999           1998
                                                         -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................    1,613,234      1,204,220
                                                          -----------    -----------
NET INVESTMENT INCOME ..................................   12,329,959      9,515,464
                                                          -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      517,935       (161,314)
 Realized gain distribution from The Trust .............       10,344          7,750
                                                          -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      528,279       (153,564)
                                                          -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    1,536,450        804,349
  End of period ........................................    1,316,815      1,536,450
                                                          -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (219,635)       732,101
                                                          -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      308,644        578,537
                                                          -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $12,638,603    $10,094,001
                                                          ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          ALLIANCE QUALITY BOND
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   27,213,134   $  12,542,857    $10,317,238
 Expenses (Note 3):
  Mortality and expense risk charges .......................       2,318,268       1,329,147      1,106,136
                                                              --------------   -------------    -----------
NET INVESTMENT INCOME ......................................      24,894,866      11,213,710      9,211,102
                                                              --------------   -------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      (1,145,872)     (1,493,664)        34,937
 Realized gain distribution from The Trust .................              --         870,458      4,596,907
                                                              --------------   -------------    -----------
NET REALIZED GAIN (LOSS) ...................................      (1,145,872)       (623,206)     4,631,844
                                                              --------------   -------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (13,254,094)      3,367,697      2,395,718
  End of period ............................................       8,122,118     (13,254,094)     3,367,697
                                                              --------------   -------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      21,376,212     (16,621,791)       971,979
                                                              --------------   -------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      20,230,340     (17,244,997)     5,603,823
                                                              --------------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   45,125,206   $  (6,031,287)   $14,814,925
                                                              ==============   =============    ===========



                                                                                                                CAPITAL GUARDIAN
                                                                        ALLIANCE SMALL CAP GROWTH                 RESEARCH (B)
                                                             ------------------------------------------------ --------------------
                                                                   2000             1999            1998         2000       1999
                                                             ---------------- --------------- --------------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062   $35,181    $   280
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285     5,502        209
                                                              --------------    -----------    -------------   -------    -------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)   29,679         71
                                                              --------------    -----------    -------------   -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)   30,415      2,810
 Realized gain distribution from The Trust .................      16,396,188             --               --        --         27
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)   30,415      2,837
                                                              --------------    -----------    -------------   -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812    11,093         --
  End of period ............................................     (10,925,952)    24,076,277        8,780,955    20,689     11,093
                                                              --------------    -----------    -------------   -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143     9,596     11,093
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622    40,011     13,930
                                                              --------------    -----------    -------------   -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399   $69,690    $14,001
                                                              ==============    ===========    =============   =======    =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                               CAPITAL GUARDIAN
                                                               U.S. EQUITY (B)
                                                             --------------------
                                                                2000       1999
                                                             ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................    5,877        378
                                                              -------    -------
NET INVESTMENT INCOME ......................................   28,254        781
                                                              -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................   16,165        451
 Realized gain distribution from The Trust .................    5,315      1,508
                                                              -------    -------
NET REALIZED GAIN (LOSS) ...................................   21,480      1,959
                                                              -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   17,325         --
  End of period ............................................   24,324     17,325
                                                              -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    6,999     17,325
                                                              -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   28,479     19,284
                                                              -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $56,733    $20,065
                                                              =======    =======



                                                                                                                  EQ/ALLIANCE
                                                                                                                 PREMIER GROWTH
                                                                            EQ/AGGRESSIVE STOCK                       (A)
                                                             -------------------------------------------------- ----------------
                                                                    2000             1999            1998             2000
                                                             ----------------- --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    3,434,784    $   3,163,286   $    4,461,389   $   2,922,865
 Expenses (Note 3):
  Mortality and expense risk charges .......................       5,519,701        5,481,701        5,581,296       2,519,013
                                                              --------------    -------------   --------------   -------------
NET INVESTMENT INCOME ......................................      (2,084,917)      (2,318,415)      (1,119,907)        403,852
                                                              --------------    -------------   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      67,261,897      (27,888,194)     (39,688,312)      1,799,789
 Realized gain distribution from The Trust .................      62,772,904       61,642,419       46,528,461              --
                                                              --------------    -------------   --------------   -------------
NET REALIZED GAIN (LOSS) ...................................     130,034,801       33,754,225        6,840,149       1,799,789
                                                              --------------    -------------   --------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     158,809,890       26,715,214       32,695,620       5,068,707
  End of period ............................................    (102,414,737)     158,809,890       26,715,214     (78,280,856)
                                                              --------------    -------------   --------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (261,224,627)     132,094,676       (5,980,406)    (83,349,563)
                                                              --------------    -------------   --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (131,189,826)     165,848,901          859,743     (81,549,774)
                                                              --------------    -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (133,274,743)   $ 163,530,486   $     (260,164)  $ (81,145,922)
                                                              ==============    =============   ==============   =============




                                                              EQ/ALLIANCE       EQ/ALLIANCE
                                                             PREMIER GROWTH    PREMIER GROW
                                                                   (A)               (A)
                                                             --------------    ----------------
                                                                  1999                2000
                                                             --------------    -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $   30,540        $          --
 Expenses (Note 3):
  Mortality and expense risk charges .......................       63,730               76,288
                                                               ----------        -------------
NET INVESTMENT INCOME ......................................      (33,190)             (76,288)
                                                               ----------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       83,605             (506,295)
 Realized gain distribution from The Trust .................      106,890                   --
                                                               ----------        -------------
NET REALIZED GAIN (LOSS) ...................................      190,495             (506,295)
                                                               ----------        -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                   --
  End of period ............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    5,259,202          (11,071,116)
                                                               ----------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $5,226,012        $ (11,147,404)
                                                               ==========        =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/AXP           EQ/AXP
                                                                    NEW           STRATEGY
                                                              DIMENSIONS (D)   AGGRESSIVE (D)
                                                             ---------------- ----------------
                                                                   2000             2000
                                                             ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................    $   1,043        $      742
 Expenses (Note 3):
  Mortality and expense risk charges .......................          240               694
                                                                ---------        ----------
NET INVESTMENT INCOME ......................................          803                48
                                                                ---------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (1,822)         (145,965)
 Realized gain distribution from The Trust .................           --                --
                                                                ---------        ----------
NET REALIZED GAIN (LOSS) ...................................       (1,822)         (145,965)
                                                                ---------        ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                --
  End of period ............................................      (97,042)         (200,326)
                                                                ---------        ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      (97,042)         (200,326)
                                                                ---------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (98,864)         (346,291)
                                                                ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................    $ (98,061)       $ (346,243)
                                                                =========        ==========



                                                                                                               EQ EQUITY 500
                                                                               EQ/BALANCED                         INDEX
                                                             ----------------------------------------------- -----------------
                                                                    2000            1999           1998             2000
                                                             ----------------- -------------- -------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    17,202,195   $14,371,360    $12,467,646    $    4,807,410
 Expenses (Note 3):
  Mortality and expense risk charges .......................        3,249,089     3,107,759      2,765,767         3,730,581
                                                              ---------------   -----------    -----------    --------------
NET INVESTMENT INCOME ......................................       13,953,106    11,263,601      9,701,879         1,076,829
                                                              ---------------   -----------    -----------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        7,620,389     9,085,444      2,733,445       125,289,487
 Realized gain distribution from The Trust .................       84,212,310    50,638,464     41,525,872        29,072,151
                                                              ---------------   -----------    -----------    --------------
NET REALIZED GAIN (LOSS) ...................................       91,832,699    59,723,908     44,259,317       154,361,638
                                                              ---------------   -----------    -----------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       93,235,951    81,344,863     60,878,286       228,753,607
  End of period ............................................      (22,398,654)   93,235,951     81,344,863        (2,382,811)
                                                              ---------------   -----------    -----------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (115,634,605)   11,891,088     20,466,577      (231,136,418)
                                                              ---------------   -----------    -----------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (23,801,906)   71,614,996     64,725,894       (76,774,780)
                                                              ---------------   -----------    -----------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (9,848,800)  $82,878,597    $74,427,773    $  (75,697,951)
                                                              ===============   ===========    ===========    ==============




                                                                  EQ EQUITY 500 INDEX
                                                             ------------------------------
                                                                   1999           1998
                                                             --------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges .......................     3,729,959       1,862,376
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................     3,845,396       2,095,841
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    21,008,249       5,460,381
 Realized gain distribution from The Trust .................     6,196,508         128,151
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................    27,204,757       5,588,532
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   136,665,316      63,055,426
  End of period ............................................   228,753,607     136,665,316
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    92,088,291      73,609,890
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   119,293,048      79,198,422
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $123,138,444    $ 81,294,263
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                        EQ/EVERGREEN
                                                               EQ/EVERGREEN (A)        FOUNDATION (A)
                                                             --------------------- -----------------------
                                                                 2000       1999       2000        1999
                                                             ------------ -------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   1,189    $   99   $   3,428   $     31
 Expenses (Note 3):
  Mortality and expense risk charges .......................      1,838        18         582          2
                                                              ---------    ------   ---------   --------
NET INVESTMENT INCOME ......................................       (649)       81       2,846         29
                                                              ---------    ------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (18,345)       20         192        302
 Realized gain distribution from The Trust .................         --        --          --         --
                                                              ---------    ------   ---------   --------
NET REALIZED GAIN (LOSS) ...................................    (18,345)       20         192        302
                                                              ---------    ------   ---------   --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      1,450        --      (1,505)        --
  End of period ............................................    (45,630)    1,450     (14,508)    (1,505)
                                                              ---------    ------   ---------   --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (47,080)    1,450     (13,003)    (1,505)
                                                              ---------    ------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (65,425)    1,470     (12,811)    (1,203)
                                                              ---------    ------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (66,074)   $1,551   $  (9,965)  $ (1,174)
                                                              =========    ======   =========   ========



                                                                EQ/JANUS
                                                                LARGE CAP
                                                               GROWTH (D)             EQ/PUTNAM BALANCED
                                                             -------------- ---------------------------------------
                                                                  2000           2000          1999         1998
                                                             -------------- ------------- ------------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $    4,295    $   281,532   $   42,372    $ 111,099
 Expenses (Note 3):
  Mortality and expense risk charges .......................        2,998         39,490       39,416       18,744
                                                               ----------    -----------   ----------    ---------
NET INVESTMENT INCOME ......................................        1,297        242,042        2,956       92,355
                                                               ----------    -----------   ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (3,341)       (90,479)     185,026      348,952
 Realized gain distribution from The Trust .................           --             --      447,013       71,044
                                                               ----------    -----------   ----------    ---------
NET REALIZED GAIN (LOSS) ...................................       (3,341)       (90,479)     632,039      419,996
                                                               ----------    -----------   ----------    ---------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --       (492,259)     259,883      270,233
  End of period ............................................     (280,573)        62,000     (492,259)     259,883
                                                               ----------    -----------   ----------    ---------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (280,573)       554,259     (752,142)     (10,350)
                                                               ----------    -----------   ----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (283,914)       463,780     (120,103)     409,646
                                                               ----------    -----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (282,617)   $   705,822   $ (117,147)   $ 502,001
                                                               ==========    ===========   ==========    =========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/PUTNAM GROWTH & INCOME VALUE
                                                             ---------------------------------------------
                                                                   2000            1999           1998
                                                             --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995
                                                              -------------   -------------   ----------
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004
                                                              -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398
 Realized gain distribution from The Trust .................             --       1,499,307      130,047
                                                              -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445
                                                              -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,796)      1,160,602      269,561
  End of period ............................................        306,904      (1,472,796)   1,160,602
                                                              -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041
                                                              -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486
                                                              -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490
                                                              =============   =============   ==========




                                                              FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                             ---------------- -----------------------------------------------
                                                                   2000             2000            1999            1998
                                                             ---------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $ 2,614      $     355,229   $      67,108   $    171,716
 Expenses (Note 3):
  Mortality and expense risk charges .......................          895            171,556         180,999        168,543
                                                                  -------      -------------   -------------   ------------
NET INVESTMENT INCOME ......................................        1,719            183,673        (113,891)         3,173
                                                                  -------      -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       22,280           (925,533)     (1,591,217)      (142,969)
 Realized gain distribution from The Trust .................           --                 --              --             --
                                                                  -------      -------------   -------------   ------------
NET REALIZED GAIN (LOSS) ...................................       22,280           (925,533)     (1,591,217)      (142,969)
                                                                  -------      -------------   -------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --         (2,294,881)     (4,215,340)      (228,709)
  End of period ............................................       45,777             60,924      (2,294,881)    (4,215,340)
                                                                  -------      -------------   -------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................       45,777          2,355,805       1,920,459     (3,986,631)
                                                                  -------      -------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       68,057          1,430,272         329,242     (4,129,600)
                                                                  -------      -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $69,776      $   1,613,945   $     215,351   $ (4,126,427)
                                                                  =======      =============   =============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    MERCURY BASIC VALUE EQUITY
                                                             -----------------------------------------
                                                                  2000          1999          1998
                                                             ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $2,558,007    $  468,257    $   192,441
 Expenses (Note 3):
  Mortality and expense risk charges .......................     229,991       153,456         66,427
                                                              ----------    ----------    -----------
NET INVESTMENT INCOME ......................................   2,328,016       314,801        126,014
                                                              ----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     622,843       426,168        207,032
 Realized gain distribution from The Trust .................   2,512,090     1,963,197        667,083
                                                              ----------    ----------    -----------
NET REALIZED GAIN (LOSS) ...................................   3,134,933     2,389,365        874,115
                                                              ----------    ----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   1,270,622       (91,959)       135,003
  End of period ............................................   1,350,642     1,270,622        (91,959)
                                                              ----------    ----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      80,020     1,362,581       (226,962)
                                                              ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   3,214,953     3,751,946        647,153
                                                              ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $5,542,969    $4,066,747    $   773,167
                                                              ==========    ==========    ===========




                                                                                                       MFS EMERGING
                                                                     MERCURY WORLD STRATEGY          GROWTH COMPANIES
                                                             --------------------------------------- ----------------
                                                                   2000         1999        1998           2000
                                                             --------------- ---------- ------------ ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     151,922   $ 41,786   $  36,750    $    6,008,229
 Expenses (Note 3):
  Mortality and expense risk charges .......................         23,577     18,905      12,469         1,768,620
                                                              -------------   --------   ---------    --------------
NET INVESTMENT INCOME ......................................        128,345     22,881      24,281         4,239,609
                                                              -------------   --------   ---------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        170,040    197,727      19,432        28,942,316
 Realized gain distribution from The Trust .................        378,839     67,733          --        13,303,804
                                                              -------------   --------   ---------    --------------
NET REALIZED GAIN (LOSS) ...................................        548,879    265,460      19,432        42,246,120
                                                              -------------   --------   ---------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................        853,470    187,734     (37,926)       77,077,961
  End of period ............................................       (570,473)   853,470     187,734       (44,031,797)
                                                              -------------   --------   ---------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (1,423,943)   665,736     225,660      (121,109,758)
                                                              -------------   --------   ---------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       (875,064)   931,196     245,092       (78,863,638)
                                                              -------------   --------   ---------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (746,719)  $954,077   $ 269,373    $  (74,624,029)
                                                              =============   ========   =========    ==============




                                                              MFS EMERGING GROWTH COMPANIES
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       640,976         157,484
                                                               -----------     -----------
NET INVESTMENT INCOME ......................................      (640,976)       (156,515)
                                                               -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    13,577,250       4,270,964
 Realized gain distribution from The Trust .................     3,969,879              --
                                                               -----------     -----------
NET REALIZED GAIN (LOSS) ...................................    17,547,129       4,270,964
                                                               -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     6,996,177         171,320
  End of period ............................................    77,077,961       6,996,177
                                                               -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    70,081,784       6,824,857
                                                               -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    87,628,913      11,095,821
                                                               -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $86,987,937     $10,939,306
                                                               ===========     ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              MFS GROWTH WITH INCOME
                                                                       (A)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======


                                                                                                           MORGAN STANLEY
                                                                                                          EMERGING MARKETS
                                                                             MFS RESEARCH                      EQUITY
                                                             -------------------------------------------- ----------------
                                                                   2000           1999          1998            2000
                                                             --------------- ------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137    $   3,734,636
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044          225,716
                                                              -------------   -----------    ----------    -------------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)       3,508,920
                                                              -------------   -----------    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412        3,112,222
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --        1,317,840
                                                              -------------   -----------    ----------    -------------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412        4,430,062
                                                              -------------   -----------    ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382       11,044,586
  End of period ............................................     (7,080,452)   10,033,987     3,313,063      (25,157,275)
                                                              -------------   -----------    ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681      (36,201,861)
                                                              -------------   -----------    ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093      (31,771,799)
                                                              -------------   -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186    $ (28,262,879)
                                                              =============   ===========    ==========    =============




                                                             MORGAN STANLEY EMERGING MARKETS
                                                                          EQUITY
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        66,405          23,921
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................       (66,405)         13,319
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       363,825        (637,290)
 Realized gain distribution from The Trust .................       394,053              --
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................       757,878        (637,290)
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (2,942,633)     (1,079,388)
  End of period ............................................    11,044,586      (2,942,633)
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    13,987,219      (1,863,245)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    14,745,097      (2,500,535)
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ 14,678,692    $ (2,487,216)
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    T. ROWE PRICE INTERNATIONAL STOCK
                                                             -----------------------------------------------
                                                                    2000             1999           1998
                                                             ----------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $      19,551     $   192,580    $  258,382
 Expenses (Note 3):
  Mortality and expense risk charges .......................         299,185         200,684       119,672
                                                               -------------     -----------    ----------
NET INVESTMENT INCOME ......................................        (279,634)         (8,104)      138,710
                                                               -------------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       2,210,907       4,626,661       354,551
 Realized gain distribution from The Trust .................       4,843,178         583,215           268
                                                               -------------     -----------    ----------
NET REALIZED GAIN (LOSS) ...................................       7,054,085       5,209,876       354,819
                                                               -------------     -----------    ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       9,345,381       1,603,083      (820,718)
  End of period ............................................      (8,561,011)      9,345,381     1,603,083
                                                               -------------     -----------    ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (17,906,392)      7,742,298     2,423,801
                                                               -------------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (10,852,307)     12,952,174     2,778,620
                                                               -------------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (11,131,941)    $12,944,070    $2,917,330
                                                               =============     ===========    ==========




                                                                     T. ROWE PRICE EQUITY INCOME
                                                             -------------------------------------------
                                                                  2000           1999           1998
                                                             ------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $1,568,689    $     998,227   $  722,954
 Expenses (Note 3):
  Mortality and expense risk charges .......................     268,769          272,123      173,802
                                                              ----------    -------------   ----------
NET INVESTMENT INCOME ......................................   1,299,920          726,104      549,152
                                                              ----------    -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (365,894)         655,822      341,473
 Realized gain distribution from The Trust .................   2,739,322        2,081,914      930,853
                                                              ----------    -------------   ----------
NET REALIZED GAIN (LOSS) ...................................   2,373,428        2,737,736    1,272,326
                                                              ----------    -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (952,652)       1,585,616    1,073,548
  End of period ............................................   1,642,032         (952,652)   1,585,616
                                                              ----------    -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................   2,594,684       (2,538,268)     512,068
                                                              ----------    -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   4,968,112          199,468    1,784,394
                                                              ----------    -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $6,268,032    $     925,572   $2,333,546
                                                              ==========    =============   ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============



                                                         ALLIANCE CONSERVATIVE INVESTORS           ALLIANCE GLOBAL
                                                ------------------------------------------------- -----------------
                                                      2000            1999             1998              2000
                                                --------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   7,098,362   $   5,922,184    $   6,224,160    $    (2,958,360)
 Net realized gain (loss) .....................      7,544,790      11,053,201       12,201,904        110,641,134
 Change in unrealized appreciation
  (depreciation) on investments ...............     (8,410,127)      2,080,409        5,279,818       (247,293,351)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      6,233,025      19,055,794       23,705,882       (139,610,577)
                                                 -------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,160,805      27,333,794       26,438,125         80,791,023
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,432,874)    (25,964,810)     (23,690,706)       (58,589,514)
 Net transfers among funds and
  guaranteed interest account .................    (10,650,530)     (4,292,515)      (6,267,736)          (873,557)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (7,922,599)     (2,923,531)      (3,520,317)        21,327,952
                                                 -------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         18,798        (195,000)        (365,872)          (223,279)
                                                 -------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (1,670,776)     15,937,263       19,819,693       (118,505,904)
NET ASSETS
 BEGINNING OF PERIOD ..........................    218,100,963     202,163,700      182,344,007        724,902,234
                                                 -------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $ 216,430,187   $ 218,100,963    $ 202,163,700    $   606,396,330
                                                 =============   =============    =============    ===============




                                                         ALLIANCE GLOBAL
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  (2,877,020)   $   2,858,975
 Net realized gain (loss) .....................    112,281,492       50,647,791
 Change in unrealized appreciation
  (depreciation) on investments ...............     89,001,859       37,447,314
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    198,406,331       90,954,080
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     71,950,825       78,722,218
 Benefits and other policy-related
  transactions (Note 3) .......................    (63,170,211)     (52,796,664)
 Net transfers among funds and
  guaranteed interest account .................     (8,015,060)     (21,919,102)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        765,554        4,006,452
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         23,216         (854,897)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    199,195,101       94,105,635
NET ASSETS
 BEGINNING OF PERIOD ..........................    525,707,133      431,601,498
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 724,902,234    $ 525,707,133
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            ALLIANCE GROWTH AND INCOME
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   1,026,405    $    (518,361)   $    (253,359)
 Net realized gain (loss) .....................     53,883,629       21,586,560       19,436,864
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,037,744)      10,929,728        3,218,908
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     19,872,290       31,997,927       22,402,413
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     51,375,171       43,151,141       30,251,270
 Benefits and other policy-related
  transactions (Note 3) .......................    (26,855,602)     (19,321,951)     (12,461,722)
 Net transfers among funds and
  guaranteed interest account .................     18,026,255       25,186,273       23,343,531
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     42,545,824       49,015,463       41,133,079
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         29,752         (144,843)        (617,058)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     62,447,866       80,868,547       62,918,434
NET ASSETS
 BEGINNING OF PERIOD ..........................    232,319,649      151,451,102       88,532,668
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 294,767,515    $ 232,319,649    $ 151,451,102
                                                 =============    =============    =============




                                                                                                      ALLIANCE HIGH
                                                             ALLIANCE GROWTH INVESTORS                    YIELD
                                                ---------------------------------------------------- ----------------
                                                       2000              1999             1998             2000
                                                ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   14,419,764    $   10,885,668    $  13,057,134    $  13,410,653
 Net realized gain (loss) .....................      93,747,350       119,943,716       85,805,363      (14,615,073)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (196,393,672)      120,308,421       52,648,959      (11,205,680)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (88,226,558)      251,137,805      151,511,456      (12,410,100)
                                                 --------------    --------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     114,476,090       118,892,312      128,264,748       24,114,311
 Benefits and other policy-related
  transactions (Note 3) .......................     (98,138,415)     (114,804,492)     (99,015,298)     (16,217,496)
 Net transfers among funds and
  guaranteed interest account .................     (18,160,356)      (15,949,611)     (25,554,600)     (21,187,150)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (1,822,681)      (11,861,791)       3,694,850      (13,290,335)
                                                 --------------    --------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          48,135          (471,570)        (418,319)      (2,037,976)
                                                 --------------    --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (90,001,104)      238,804,444      154,787,987      (27,738,411)
NET ASSETS
 BEGINNING OF PERIOD ..........................   1,216,892,349       978,087,905      823,299,918      149,834,482
                                                 --------------    --------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $1,126,891,245    $1,216,892,349    $ 978,087,905    $ 122,096,071
                                                 ==============    ==============    =============    =============




                                                       ALLIANCE HIGH YIELD
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............     (7,843,498)     (29,521,690)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (6,384,662)     (11,026,918)
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (25,281,076)       2,677,159
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (16,297,546)      18,891,177
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      2,143,697         (832,263)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    170,372,993      163,340,997
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 149,834,482    $ 170,372,993
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    4,111,994   $  3,670,605    $  3,127,402
 Net realized gain (loss) .....................          (3,837)      (194,507)         60,260
 Change in unrealized appreciation
  (depreciation) on investments ...............       2,567,919     (3,783,549)      1,523,009
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................       6,676,076       (307,451)      4,710,671
                                                 --------------   ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      10,221,162     16,691,635      11,828,290
 Benefits and other policy-related
  transactions (Note 3) .......................      (7,227,942)    (8,904,461)     (9,081,050)
 Net transfers among funds and
  guaranteed interest account .................     (12,624,593)    (3,762,164)      9,141,659
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (9,631,373)     4,025,010      11,888,899
                                                 --------------   ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (592,639)       184,107        (335,126)
                                                 --------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............      (3,547,936)     3,901,666      16,264,444
NET ASSETS
 BEGINNING OF PERIOD ..........................      78,874,339     74,972,673      58,708,229
                                                 --------------   ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $   75,326,403   $ 78,874,339    $ 74,972,673
                                                 ==============   ============    ============




                                                            ALLIANCE INTERNATIONAL                    ALLIANCE MONEY MARKET
                                                ----------------------------------------------- ----------------------------------
                                                      2000            1999            1998             2000             1999
                                                ---------------- -------------- --------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (70,919)  $   (321,035)  $    707,847    $    18,750,665   $  12,329,959
 Net realized gain (loss) .....................       5,012,968      2,464,521     (3,596,006)        13,517,536         528,279
 Change in unrealized appreciation
  (depreciation) on investments ...............     (26,115,157)    19,788,723      8,296,285        (12,753,418)       (219,635)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................     (21,173,108)    21,932,209      5,408,126         19,514,783      12,638,603
                                                 --------------   ------------   ------------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      14,728,538     11,367,096     13,567,993        261,734,365     231,007,033
 Benefits and other policy-related
  transactions (Note 3) .......................      (6,183,460)    (6,261,836)    (5,406,284)       (64,400,152)    (63,463,349)
 Net transfers among funds and
  guaranteed interest account .................       8,264,334     (5,340,816)    (4,357,456)      (159,392,173)    (91,919,848)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      16,809,412       (235,556)     3,804,253         37,942,040      75,623,836
                                                 --------------   ------------   ------------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          16,024        (49,840)      (109,052)        (2,047,311)      1,075,796
                                                 --------------   ------------   ------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............      (4,347,672)    21,646,813      9,103,327         55,409,512      89,338,235
NET ASSETS
 BEGINNING OF PERIOD ..........................      76,881,755     55,234,942     46,131,615        344,428,377     255,090,142
                                                 --------------   ------------   ------------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   72,534,083   $ 76,881,755   $ 55,234,942    $   399,837,889   $ 344,428,377
                                                 ==============   ============   ============    ===============   =============




                                                 ALLIANCE MONEY
                                                      MARKET
                                                -----------------
                                                       1998
                                                -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     9,515,464
 Net realized gain (loss) .....................         (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............          732,101
                                                 ---------------
 Net increase (decrease) in net assets from
  operations ..................................       10,094,001
                                                 ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (128,607,686)
                                                 ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       59,630,372
                                                 ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (387,161)
                                                 ---------------
INCREASE (DECREASE) IN NET ASSETS .............       69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      185,752,930
                                                 ---------------
NET ASSETS
 END OF PERIOD ................................  $   255,090,142
                                                 ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              ALLIANCE QUALITY BOND
                                                -------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  24,894,866    $  11,213,710    $  9,211,102
 Net realized gain (loss) .....................     (1,145,872)        (623,206)      4,631,844
 Change in unrealized appreciation
  (depreciation) on investments ...............     21,376,212      (16,621,791)        971,979
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     45,125,206       (6,031,287)     14,814,925
                                                 -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     14,531,506       19,416,861      14,952,560
 Benefits and other policy-related
  transactions (Note 3) .......................    (11,117,359)      (9,082,840)     (5,388,113)
 Net transfers among funds and
  guaranteed interest account .................    172,786,920        1,195,276      49,220,715
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    176,201,067       11,529,297      58,785,162
                                                 -------------    -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        346,180         (553,219)       (402,883)
                                                 -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    221,672,453        4,944,791      73,197,204
NET ASSETS
 BEGINNING OF PERIOD ..........................    233,904,432      228,959,641     155,762,437
                                                 -------------    -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 455,576,885    $ 233,904,432    $228,959,641
                                                 =============    =============    ============




                                                                                               CAPITAL GUARDIAN RESEARCH
                                                          ALLIANCE SMALL CAP GROWTH                       (B)
                                                ---------------------------------------------- --------------------------
                                                      2000            1999           1998           2000         1999
                                                ---------------- -------------- -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)  $   29,679     $     71
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)      30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143        9,596       11,093
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399       69,690       14,001
                                                 -------------    ------------   ------------   ----------     --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783      711,351       63,883
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)    (181,366)        (503)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596    2,253,279      115,765
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764    2,783,264      179,145
                                                 -------------    ------------   ------------   ----------     --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)       5,042          209
                                                 -------------    ------------   ------------   ----------     --------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002    2,857,996      193,355
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929      193,355           --
                                                 -------------    ------------   ------------   ----------     --------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931   $3,051,351     $193,355
                                                 =============    ============   ============   ==========     ========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  CAPITAL GUARDIAN U.S.
                                                        EQUITY (B)                          EQ/AGGRESSIVE STOCK
                                                -------------------------- ------------------------------------------------------
                                                     2000         1999            2000              1999               1998
                                                ------------- ------------ ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   28,254    $     781    $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      21,480        1,959        130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............       6,999       17,325       (261,224,627)      132,094,676         (5,980,406)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      56,733       20,065       (133,274,743)      163,530,486           (260,164)
                                                 ----------    ---------    ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     536,209      115,934        122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................    (152,937)     (15,128)       (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................   1,033,573      390,588       (113,067,315)     (113,016,006)       (43,660,488)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................   1,416,845      491,394        (85,600,383)      (84,876,600)        13,688,848
                                                 ----------    ---------    ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       5,455          378         (2,562,254)        2,197,124           (541,559)
                                                 ----------    ---------    ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............   1,479,033      511,837       (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................     511,837           --      1,052,045,063       971,194,053        958,306,928
                                                 ----------    ---------    ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $1,990,870    $ 511,837    $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ==========    =========    ===============    ==============    ===============




                                                 EQ/ALLIANCE PREMIER GROWTH (A)
                                                --------------------------------
                                                      2000             1999
                                                ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)
 Net realized gain (loss) .....................      1,799,789         190,495
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012
                                                 -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443
                                                 -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902
                                                 -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --
                                                 -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357
                                                 =============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/AXP           EQ/AXP
                                                   EQ/ALLIANCE          NEW           STRATEGY
                                                 TECHNOLOGY (C)   DIMENSIONS (D)   AGGRESSIVE (D)
                                                ---------------- ---------------- ----------------
                                                      2000             2000             2000
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (76,288)    $     803       $        48
 Net realized gain (loss) .....................        (506,295)       (1,822)         (145,965)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (10,564,821)      (97,042)         (200,326)
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     (11,147,404)      (98,061)         (346,243)
                                                 --------------     ---------       -----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       7,114,732        25,593            25,666
 Benefits and other policy-related
  transactions (Note 3) .......................      (1,584,828)       (2,140)           (2,638)
 Net transfers among funds and
  guaranteed interest account .................      40,543,591       354,422           564,195
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      46,073,495       377,875           587,223
                                                 --------------     ---------       -----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         426,287       500,242           500,694
                                                 --------------     ---------       -----------
INCREASE (DECREASE) IN NET ASSETS .............      35,352,378       780,056           741,674
NET ASSETS
 BEGINNING OF PERIOD ..........................              --            --                --
                                                 --------------     ---------       -----------
NET ASSETS
 END OF PERIOD ................................  $   35,352,378     $ 780,056       $   741,674
                                                 ==============     =========       ===========




                                                                                                      EQ EQUITY 500
                                                                    EQ/BALANCED                           INDEX
                                                --------------------------------------------------- -----------------
                                                       2000             1999             1998              2000
                                                ----------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    13,953,106   $  11,263,601    $   9,701,879    $     1,076,829
 Net realized gain (loss) .....................       91,832,699      59,723,908       44,259,317        154,361,638
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,634,605)     11,891,088       20,466,577       (231,136,418)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       (9,848,800)     82,878,597       74,427,773        (75,697,951)
                                                 ---------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       43,380,686      45,762,044       46,234,769        141,841,978
 Benefits and other policy-related
  transactions (Note 3) .......................      (49,010,326)    (55,698,939)     (48,368,610)       (68,629,444)
 Net transfers among funds and
  guaranteed interest account .................      (18,801,218)    (25,094,055)      (4,765,223)      (188,630,273)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (24,430,858)    (35,030,950)      (6,899,064)      (115,417,739)
                                                 ---------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (657,407)         34,900         (601,644)           249,927
                                                 ---------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............      (34,937,065)     47,882,547       66,927,065       (190,865,763)
NET ASSETS
 BEGINNING OF PERIOD ..........................      546,711,558     498,829,011      431,901,946        850,304,536
                                                 ---------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   511,774,493   $ 546,711,558    $ 498,829,011    $   659,438,773
                                                 ===============   =============    =============    ===============




                                                       EQ EQUITY 500 INDEX
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................     27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     92,088,291       73,609,890
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    123,138,444       81,294,263
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................    (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................    222,120,321       74,806,928
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    284,550,492      122,441,002
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (1,148,745)        (430,965)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................    443,764,345      240,460,045
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 850,304,536    $ 443,764,345
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/EVERGREEN
                                                   EQ/EVERGREEN (A)          FOUNDATION (A)
                                                ----------------------- ------------------------
                                                    2000        1999        2000         1999
                                                ------------ ---------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (649)   $    81    $   2,846    $      29
 Net realized gain (loss) .....................    (18,345)        20          192          302
 Change in unrealized appreciation
  (depreciation) on investments ...............    (47,080)     1,450      (13,003)      (1,505)
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  operations ..................................    (66,074)     1,551       (9,965)      (1,174)
                                                 ---------    -------    ---------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    170,085      6,341       76,531           93
 Benefits and other policy-related
  transactions (Note 3) .......................    (40,582)      (434)     (12,610)         (53)
 Net transfers among funds and
  guaranteed interest account .................    389,449     21,204      182,282        2,377
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................    518,952     27,111      246,203        2,417
                                                 ---------    -------    ---------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      1,805         18        3,958        1,605
                                                 ---------    -------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS .............    454,683     28,680      240,196        2,848
NET ASSETS
 BEGINNING OF PERIOD ..........................     28,680         --        2,848           --
                                                 ---------    -------    ---------    ---------
NET ASSETS
 END OF PERIOD ................................  $ 483,363    $28,680    $ 243,044    $   2,848
                                                 =========    =======    =========    =========




                                                   EQ/JANUS
                                                   LARGE CAP
                                                  GROWTH (D)                EQ/PUTNAM BALANCED
                                                -------------- ---------------------------------------------
                                                     2000            2000           1999           1998
                                                -------------- --------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,297    $     242,042   $    2,956    $      92,355
 Net realized gain (loss) .....................       (3,341)         (90,479)     632,039          419,996
 Change in unrealized appreciation
  (depreciation) on investments ...............     (280,573)         554,259     (752,142)         (10,350)
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (282,617)         705,822     (117,147)         502,001
                                                  ----------    -------------   ----------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      531,995        2,500,056    2,976,182        1,733,126
 Benefits and other policy-related
  transactions (Note 3) .......................      (28,461)      (1,284,376)    (738,901)        (429,944)
 Net transfers among funds and
  guaranteed interest account .................    3,230,829       (1,027,773)     381,163        2,537,998
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    3,734,363          187,907    2,618,444        3,841,180
                                                  ----------    -------------   ----------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      502,998             (437)     (79,687)      (2,292,055)
                                                  ----------    -------------   ----------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    3,954,744          893,292    2,421,610        2,051,126
NET ASSETS
 BEGINNING OF PERIOD ..........................           --        8,431,103    6,009,493        3,958,367
                                                  ----------    -------------   ----------    -------------
NET ASSETS
 END OF PERIOD ................................   $3,954,744    $   9,324,395   $8,431,103    $   6,009,493
                                                  ==========    =============   ==========    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/PUTNAM GROWTH & INCOME VALUE
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255
                                                 ============    ============    ============



                                                 FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                ---------------- ----------------------------------------------
                                                      2000             2000           1999            1998
                                                ---------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................    $    1,719     $    183,673    $   (113,891)  $      3,173
 Net realized gain (loss) .....................        22,280         (925,533)     (1,591,217)      (142,969)
 Change in unrealized appreciation
  (depreciation) on investments ...............        45,777        2,355,805       1,920,459     (3,986,631)
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................        69,776        1,613,945         215,351     (4,126,427)
                                                   ----------     ------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       366,696        8,252,522      11,009,658     13,378,658
 Benefits and other policy-related
  transactions (Note 3) .......................       (11,914)      (3,957,634)     (4,607,292)    (4,042,103)
 Net transfers among funds and
  guaranteed interest account .................     1,093,460       (4,015,926)     (7,372,698)     7,112,708
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,448,242          278,962        (970,332)    16,449,263
                                                   ----------     ------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       500,894          (14,691)        (23,731)      (622,058)
                                                   ----------     ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,018,912        1,878,216        (778,712)    11,700,778
NET ASSETS
 BEGINNING OF PERIOD ..........................            --       35,948,213      36,726,925     25,026,147
                                                   ----------     ------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................    $2,018,912     $ 37,826,429    $ 35,948,213   $ 36,726,925
                                                   ==========     ============    ============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          MERCURY BASIC VALUE EQUITY
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  2,328,016    $    314,801    $    126,014
 Net realized gain (loss) .....................     3,134,933       2,389,365         874,115
 Change in unrealized appreciation
  (depreciation) on investments ...............        80,020       1,362,581        (226,962)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     5,542,969       4,066,747         773,167
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    14,274,696      10,931,366       6,388,355
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,317,905)     (3,171,744)     (1,430,414)
 Net transfers among funds and
  guaranteed interest account .................      (709,168)      7,845,599       8,794,685
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     8,247,623      15,605,221      13,752,626
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,113)        (43,053)     (1,392,853)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    13,788,479      19,628,915      13,132,940
NET ASSETS
 BEGINNING OF PERIOD ..........................    39,790,309      20,161,394       7,028,454
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 53,578,788    $ 39,790,309    $ 20,161,394
                                                 ============    ============    ============



                                                           MERCURY WORLD STRATEGY              MFS EMERGING GROWTH COMPANIES
                                                -------------------------------------------- ----------------------------------
                                                      2000           1999           1998            2000             1999
                                                --------------- -------------- ------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     128,345    $   22,881    $   24,281    $     4,239,609   $    (640,976)
 Net realized gain (loss) .....................        548,879       265,460        19,432         42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,423,943)      665,736       225,660       (121,109,758)     70,081,784
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................       (746,719)      954,077       269,373        (74,624,029)     86,987,937
                                                 -------------    ----------    ----------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      1,503,266     1,304,821     1,050,984         70,287,748      32,825,036
 Benefits and other policy-related
  transactions (Note 3) .......................       (660,475)     (511,416)     (294,100)       (27,814,422)    (13,737,378)
 Net transfers among funds and
  guaranteed interest account .................        109,717      (504,202)    1,271,852        106,624,803      76,182,753
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        952,508       289,203     2,028,736        149,098,129      95,270,411
                                                 -------------    ----------    ----------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (455,226)     (999,768)     (849,043)           (13,468)        (72,131)
                                                 -------------    ----------    ----------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............       (249,437)      243,512     1,449,066         74,460,632     182,186,217
NET ASSETS
 BEGINNING OF PERIOD ..........................      5,372,224     5,128,712     3,679,646        238,183,041      55,996,824
                                                 -------------    ----------    ----------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   5,122,787    $5,372,224    $5,128,712    $   312,643,673   $ 238,183,041
                                                 =============    ==========    ==========    ===============   =============




                                                 MFS EMERGING
                                                    GROWTH
                                                   COMPANIES
                                                --------------
                                                     1998
                                                ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   (156,515)
 Net realized gain (loss) .....................     4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............     6,824,857
                                                 ------------
 Net increase (decrease) in net assets from
  operations ..................................    10,939,306
                                                 ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................    25,975,152
                                                 ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    34,803,330
                                                 ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................    (2,575,513)
                                                 ------------
INCREASE (DECREASE) IN NET ASSETS .............    43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................    12,829,701
                                                 ------------
NET ASSETS
 END OF PERIOD ................................  $ 55,996,824
                                                 ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                MFS GROWTH WITH INCOME (A)                  MFS RESEARCH
                                                -------------------------- -----------------------------------------------
                                                     2000          1999          2000            1999            1998
                                                -------------- ----------- ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837    $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................       13,705        (227)       12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637       (17,114,439)     6,720,924      3,063,681
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247        (4,880,059)     8,646,570      3,543,186
                                                  ----------    --------    --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806        15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)       (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238        13,683,263      4,280,012     12,108,388
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437        23,355,937     11,978,500     17,198,434
                                                  ----------    --------    --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030            (2,662)        (9,698)    (2,472,499)
                                                  ----------    --------    --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714        18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --        48,637,352     28,021,980      9,752,859
                                                  ----------    --------    --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714    $   67,110,568   $ 48,637,352   $ 28,021,980
                                                  ==========    ========    ==============   ============   ============



                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       T. ROWE PRICE INTERNATIONAL STOCK
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (279,634)  $     (8,104)  $    138,710
 Net realized gain (loss) .....................       7,054,085      5,209,876        354,819
 Change in unrealized appreciation
  (depreciation) on investments ...............     (17,906,392)     7,742,298      2,423,801
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     (11,131,941)    12,944,070      2,917,330
                                                 --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,284,127     10,327,110      7,881,587
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,430,591)    (3,787,076)    (2,527,577)
 Net transfers among funds and
  guaranteed interest account .................       7,328,519      3,167,992      8,401,386
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      15,182,055      9,708,026     13,755,396
                                                 --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (2,816)         1,576     (4,050,846)
                                                 --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............       4,047,298     22,653,672     12,621,880
NET ASSETS
 BEGINNING OF PERIOD ..........................      53,314,026     30,660,354     18,038,474
                                                 --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $   57,361,324   $ 53,314,026   $ 30,660,354
                                                 ==============   ============   ============



                                                          T. ROWE PRICE EQUITY INCOME
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  1,299,920    $    726,104    $    549,152
 Net realized gain (loss) .....................     2,373,428       2,737,736       1,272,326
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,594,684      (2,538,268)        512,068
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     6,268,032         925,572       2,333,546
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    12,256,205      14,411,461      11,367,975
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,668,132)     (5,261,454)     (4,190,748)
 Net transfers among funds and
  guaranteed interest account .................    (7,594,523)       (470,263)     16,615,531
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (1,006,450)      8,679,744      23,792,758
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,888)        (93,180)     (1,493,701)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     5,258,694       9,512,136      24,632,603
NET ASSETS
 BEGINNING OF PERIOD ..........................    53,201,667      43,689,531      19,056,928
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 58,460,361    $ 53,201,667    $ 43,689,531
                                                 ============    ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology and EQ/Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

The Account consists of forty-three variable investment options of which thirty-five are reported herein:

o Alliance Common Stock
o Alliance Conservative Investors
o Alliance Global
o Alliance Growth and Income
o Alliance Growth Investors
o Alliance High Yield
o Alliance Intermediate Government Securities
o Alliance International
o Alliance Money Market
o Alliance Quality Bond
o Alliance Small Cap Growth
o Capital Guardian Research
o Capital Guardian U.S. Equity
o EQ/Aggressive Stock(1)
o EQ/Alliance Premier Growth
o EQ/Alliance Technology
o EQ/AXP New Dimensions
o EQ/AXP Strategy Aggressive
o EQ/Balanced(2)
o EQ Equity 500 Index(3)
o EQ/Evergreen
o EQ/Evergreen Foundation
o EQ/Janus Large Cap Growth
o EQ/Putnam Balanced
o EQ/Putnam Growth & Income Value
o FI Mid Cap
o FI Small/Mid Cap Value(4)
o Mercury Basic Value Equity(5)
o Mercury World Strategy(6)
o MFS Emerging Growth Companies
o MFS Growth and Income
o MFS Research
o Morgan Stanley Emerging Markets Equity
o T. Rowe Price International Stock
o T. Rowe Price Equity Income

----------------------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Balanced
(3) Formerly known as Alliance Equity Index
(4) Formerly known as Warburg Pincus Small Company Value
(5) Formerly known as Merrill Lynch Basic Value Equity
(6) Formerly known as Merrill Lynch World Strategy
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


1. General (Concluded)

On October 6, 2000 the Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index Portfolio. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life PlusSM, IL ProtectorSM and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life PlusSM Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. Incentive Life policies sold during 1999 and thereafter ("Incentive Life sales 1999 and after") reflect an investment in Class IB of the Alliance portfolios and are different from Incentive Life products (see Note 6).

All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Receivable/payable for policy-related  transactions represent amount due to/from
General  Account  predominately  related  to  premiums,   surrenders  and  death
benefits.

Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263 for the years ended
2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                MORTALITY AND
                                                                   EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------- ----------- ---------------- ------
Incentive Life, Incentive Life 2000, Survivorship Incentive
Life, Incentive Life Plus
Second Series, Champion 2000 (a) ...........................       .60%          --            --            .60%
IL Plus Original Series, IL COLI (b)........................        --           --            --             --
Survivorship 2000 (a) ......................................       .90%          --            --            .90%
IL Protector (a) ...........................................       .80%          --            --            .80%
Accumulator Life (a) .......................................      1.35%          --            --           1.35%
SP Flex (a) ................................................       .85%         .60%          .35%          1.80%

----------
(a) Charged to daily net assets of the Account.
(b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                                  YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------
            VARIABLE INVESTMENT OPTION                     2000              1999              1998
-------------------------------------------------   ----------------- ----------------- -----------------
Alliance Common Stock ...........................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
Alliance Conservative Investors .................        (1,266,918)       (1,439,722)       (1,502,507)
Alliance Global .................................        (4,354,919)       (3,414,228)       (3,632,595)
Alliance Growth and Income ......................        (1,390,650)       (1,193,588)       (1,285,582)
Alliance Growth Investors .......................        (6,911,496)       (6,678,645)       (5,613,223)
Alliance High Yield .............................        (2,768,086)        1,254,634        (1,839,368)
Alliance Intermediate Government Securities .....          (786,255)         (194,809)         (685,662)
Alliance International ..........................          (422,427)         (370,877)         (398,118)
Alliance Money Market ...........................        (3,826,779)         (531,900)       (1,591,380)
Alliance Quality Bond ...........................        (1,972,087)       (1,882,364)       (1,509,018)
Alliance Small Cap Growth .......................          (766,644)         (384,204)       (1,675,446)
Capital Guardian Research(2) ....................              (461)               --                --
Capital Guardian U.S. Equity(2) .................              (423)               --                --
EQ/Aggressive Stock .............................        (8,081,955)       (3,284,577)       (6,122,856)
EQ/Alliance Premier Growth(1) ...................        (2,511,999)          (60,529)               --
EQ/Alliance Technology(3) .......................           350,000                --                --
EQ/AXP New Dimensions(4) ........................           500,000                --                --
EQ/AXP Strategy Aggressive(4) ...................           500,000                --                --
EQ/Balanced .....................................        (3,906,495)       (3,060,971)       (3,367,411)
EQ Equity 500 Index .............................        (3,480,655)       (4,878,705)        2,293,340
EQ/Evergreen ....................................               (33)               --                --
EQ/Evergreen Foundation .........................             4,979                --                --
EQ/Janus Large Cap Growth(4) ....................           500,000                --                --
EQ/Putnam Balanced ..............................           (39,928)         (119,105)       (2,310,799)
EQ/Putnam Growth & Income Value .................          (114,001)         (177,637)       (1,391,562)
FI Mid Cap(4) ...................................           500,000                --                --
FI Small/Mid Cap Value ..........................           186,247          (204,730)         (790,600)
Mercury Basic Value Equity ......................          (232,103)         (196,510)       (1,459,281)
Mercury World Strategy ..........................          (478,802)       (1,018,674)         (861,511)
MFS Emerging Growth Companies ...................        (1,782,086)         (713,109)       (2,732,997)
MFS Growth with Income(1) .......................            14,190            29,599                --
MFS Research ....................................          (324,884)         (218,336)       (2,558,541)
Morgan Stanley Emerging Markets Equity ..........        (1,427,425)       (2,019,694)          (21,425)
T. Rowe Price International Stock ...............          (302,002)         (194,106)       (4,170,518)
T. Rowe Price Equity Income .....................          (271,656)         (365,303)       (1,667,503)

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


5. Distribution and Servicing Agreements

Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


6. Investment Returns

The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

The  Separate   Account  rates  of  return   attributable   to  Incentive  Life,
Survivorship Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, Accumulator Life and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

The Separate Account rates of return attributable to Incentive Life Sales 1999 and after, Survivorship Incentive Life and Accumulator Life for the Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth & Income, EQ Equity 500 Index, Alliance Common Stock, Alliance Global, Alliance International, EQ/Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, EQ/Balanced, Alliance Growth Investors are different from other products in the same variable investment option because distribution fees of 0.25% of the average daily assets of the variable investment option are deducted (see Note 1).


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (14.54)%       24.44%      28.61%      28.44%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.22%      37.88%
Net return ............. 23.53%      31.66%      (2.73)%       24.08%      2.60%      37.06%


                                                   YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996
-------------------------------    ---------- ----------- ----------- ----------- ----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.88%       9.48%      13.20%      12.55%      4.57%



                                                     YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS        1995         1994         1993       1992        1991
-------------------------------    ----------- ------------- ----------- ---------- -----------
Gross return ..................... 20.40%      (4.10)%       10.76%      5.72%      19.87%
Net return ....................... 19.68%      (4.67)%       10.15%      5.09%      19.16%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (19.15)%       37.70%      21.07%      10.88%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 13.91%      18.11%      4.60%      31.33%      (1.10)%       29.77%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 8.30%      17.95%      20.14%      25.99%      19.36%      23.33%      (1.17)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.41)%


                                         YEARS ENDED DECEMBER 31,
                             -------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997
-------------------------    ------------- ----------- ----------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%
Net return ................. (7.26)%       25.82%      18.41%      16.07%



                                                     YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS        1996        1995         1994         1993       1992        1991
-------------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ............... 12.61%      26.37%      (3.15)%       15.26%      4.90%      48.89%
Net return ................. 11.93%      25.62%      (3.73)%       14.58%      4.27%      48.01%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%
Net return ........... (9.19)%       (3.93)%       (5.72)%       17.76%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 22.14%      19.20%      (3.37)%       22.41%      11.64%      23.72%


                                                                YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE   ---------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES      2000        1999        1998       1997       1996        1995         1994         1993       1992
---------------------   ---------- ------------ ---------- ---------- ---------- ----------- ------------- ----------- ----------
Gross return .......... 9.27%        0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%      5.60%
Net return ............ 8.51%       (0.46)%     7.10%      6.65%      3.15%      12.65%      (4.95)%        9.88%      4.96%



                           APRIL 1 (A)
                         TO DECEMBER 31,
ALLIANCE INTERMEDIATE   ----------------
GOVERNMENT SECURITIES         1991
---------------------   ----------------
Gross return .......... 12.26%
Net return ............ 11.60%


                                                                                           APRIL 3 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997        1996          1995
----------------------    -------------- ----------- ----------- ------------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%      11.29%
Net return .............. (23.49)%       36.96%       9.90%      (3.63)%       9.15%      10.79%







                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 5.62%      4.35%      4.71%      4.79%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.18%
Net return ............. 4.70%      5.11%      3.39%      2.35%      2.94%      5.55%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.82%      (2.59)%       8.03%      8.49%      4.73%      16.32%      (5.67)%       (0.66)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.30%      27.14%      (4.85)%       26.18%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (13.65)%       18.13%       (0.31)%     10.14%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 21.46%      30.85%      (4.39)%       16.05%      (3.74)%       85.75%




                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO DECEMBER 31,
                         -------------------------------
EQ/AXP NEW DIMENSIONS                  2000
---------------------    -------------------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO DECEMBER 31,
                              -------------------------------
EQ/AXP STRATEGY AGGRESSIVE                  2000
--------------------------    -------------------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (1.91)%       17.09%      17.40%      14.30%      11.00%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.84)%       41.26%
Net return ........... 19.03%      (8.57)%       11.64%      (3.42)%       40.42%







                                                                                                      SEPTEMBER 30 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- --------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.12)%     19.66%      27.30%      31.77%      21.65%      35.66%      0.58%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 (E) TO DECEMBER 31,
                             -------------------------------
EQ/JANUS LARGE CAP GROWTH                  2000
-------------------------    -------------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.31%       (0.56)%     11.14%      14.02%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH &     ------------------------------------ -------------
INCOME VALUE              2000         1999         1998         1997
------------------     ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 6.14%      (1.95)%       12.14%      15.75%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.51%      1.19%      (10.55)%       18.65%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 11.14%      18.23%      10.91%      16.55%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (11.98)%       20.62%      6.18%      4.29%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.32)%       72.63%      33.71%      21.95%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (5.83)%       22.38%      23.36%      15.59%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.40)%       94.57%      (27.46)%       (20.37)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 12.19%      2.93%      8.42%      21.64%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.16)%       31.08%      13.01%      (1.90)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE COMMON STOCK               2000                1999
---------------------    ------------------------- --------------
Gross return ........... (14.25)%                  24.88%
Net return ............. (14.76)%                  24.13%


                                                              JUNE 4 (B) TO
                                    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                   ------------------------- --------------
ALLIANCE CONSERVATIVE INVESTORS               2000                1999
-------------------------------    ------------------------- --------------
Gross return ..................... 3.24%                     9.87%
Net return ....................... 2.63%                     5.79%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE GLOBAL                   2000                1999
---------------        ------------------------- --------------
Gross return ......... (18.86)%                  38.17%
Net return ........... (19.35)%                  27.23%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
ALLIANCE GROWTH AND INCOME               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 8.68%                     18.37%
Net return .................. 8.03%                      6.33%


                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE GROWTH INVESTORS               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... (6.94)%                   26.27%
Net return ................. (7.50)%                   15.36%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE HIGH YIELD               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (8.90)%                   (3.58)%
Net return ........... (9.44)%                   (4.16)%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------- --------------
GOVERNMENT SECURITIES               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 8.99%                     (0.23)%
Net return ............. 8.24%                      0.32%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
ALLIANCE INTERNATIONAL               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (22.86)%                  36.90%
Net return .............. (23.61)%                  34.41%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE MONEY MARKET               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 5.99%                     4.71%
Net return ............. 5.36%                     4.10%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE QUALITY BOND               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 11.28%                    (2.25)%
Net return ............. 10.62%                    (0.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE SMALL CAP GROWTH               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... 13.78%                    27.46%
Net return ................. 12.97%                    26.86%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/AGGRESSIVE STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (13.35)%                  18.55%
Net return ........... (13.86)%                  17.83%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/BALANCED                       2000                1999
-----------            ------------------------- --------------
Gross return ......... (1.58)%                   17.50%
Net return ........... (2.17)%                   10.98%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ EQUITY 500 INDEX (F)               2000                1999
-----------------------    ------------------------- --------------
Gross return .............  ( 9.81)%                 20.08%
Net return ...............  (10.35)%                  9.66%





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 TO DECEMBER 31,
                             ---------------------------
EQ/JANUS LARGE CAP GROWTH                2000
-------------------------    ---------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/PUTNAM BALANCED                2000                1999
------------------     ------------------------- --------------
Gross return ......... 8.99%                       0.01%
Net return ........... 8.31%                      (0.56)%


                                                       JUNE 4 (B) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------- --------------
VALUE                                  2000                1999
-------------------------   ------------------------- --------------
Gross return .............. 6.69%                     (1.27)%
Net return ................ 6.14%                     (1.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
FI SMALL/MID CAP VALUE               2000                1999
----------------------    ------------------------- --------------
Gross return ............ 5.13%                     1.80%
Net return .............. 4.51%                     1.19%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
MERCURY BASIC VALUE EQUITY               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 11.81%                    19.00%
Net return .................. 11.14%                    18.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MERCURY WORLD STRATEGY               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (11.40)%                  21.35%
Net return .............. (11.98)%                  20.62%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
MFS EMERGING           ------------------------- --------------
GROWTH COMPANIES                  2000                1999
----------------       ------------------------- --------------
Gross return ......... (18.56)%                  73.62%
Net return ........... (19.32)%                  72.63%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
MFS RESEARCH                      2000                1999
------------           ------------------------- --------------
Gross return ......... (5.25)%                   23.12%
Net return ........... (5.83)%                   22.38%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
MORGAN STANLEY             ------------------------- --------------
EMERGING MARKETS EQUITY               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (40.12)%                  95.82%
Net return ............... (40.40)%                  94.57%


                                                          JUNE 4 (B) TO
                                YEAR ENDED DECEMBER 31,   DECEMBER 31,
                               ------------------------- --------------
T. ROWE PRICE EQUITY INCOME               2000                1999
---------------------------    ------------------------- --------------
Gross return ................. 13.14%                    3.54%
Net return ................... 12.19%                    2.93%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
T. ROWE PRICE          ------------------------- --------------
INTERNATIONAL STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (18.70)%                  31.92%
Net return ........... (19.16)%                  31.08%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997        1996        1995         1994         1993
---------------------    -------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%      32.45%      (2.14)%       24.84%
Net return ............. (14.80)%       24.07%      28.22%      28.06%      23.15%      31.26%      (3.02)%       23.70%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
                         -----------------
ALLIANCE COMMON STOCK           1992
---------------------    -----------------
Gross return ........... 5.28%
Net return ............. 4.93%


                                              YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997
-------------------------------    ---------- ----------- ----------- -----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%
Net return ....................... 2.57%       9.15%      12.85%      12.21%



                                                       YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       1996        1995         1994         1993         1992
-------------------------------    ---------- ----------- ------------- ----------- -------------
Gross return ..................... 5.21%      20.40%      (4.10)%       10.76%      1.38%
Net return ....................... 4.26%      19.32%      (4.96)%        9.81%      1.04%


                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997        1996        1995       1994        1993
---------------        -------------- ----------- ----------- ----------- ----------- ----------- ---------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%      18.81%      5.23%      32.09%
Net return ........... (19.39)%       37.28%      20.70%      10.54%      13.56%      17.75%      4.29%      30.93%













                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE GLOBAL               1992
---------------        -----------------
Gross return ......... 4.87%
Net return ........... 4.52%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 7.98%      17.60%      19.78%      25.61%      19.00%      22.96%      (1.47)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.48)%


                                                                  YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995         1994         1993
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.15)%       15.26%
Net return ................. (7.54)%       25.44%      18.06%      15.72%      11.59%      25.24%      (4.02)%       14.24%



                              AUGUST 17 (A) TO
                                DECEMBER 31,
                             -----------------
ALLIANCE GROWTH INVESTORS           1992
-------------------------    -----------------
Gross return ...............    6.89%
Net return .................    6.53%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD         2000        1999       1998        1997        1996        1995         1994         1993
-------------------    ------------- ---------- ---------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (8.65)%       3.35%      5.15%      18.47%      22.89%      19.92%      (2.79)%       23.15%
Net return ........... (9.47)%       4.22%      6.00%      17.40%      21.77%      18.84%      (3.66)%       22.04%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE HIGH YIELD           1992
-------------------    -----------------
Gross return .........    1.84%
Net return ...........    1.50%


                                                           YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES       2000       1999       1998       1997       1996        1995         1994         1993
---------------------    ---------- ---------- ---------- ---------- ---------- ----------- ------------- -----------
Gross return ........... 9.27%      0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%
Net return ............. 8.19%      0.76%      6.78%      6.33%      2.84%      12.31%      (5.23)%        9.55%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
ALLIANCE INTERMEDIATE    -----------------
GOVERNMENT SECURITIES           1992
---------------------    -----------------
Gross return ........... 0.90%
Net return ............. 0.56%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      2.98%      9.82%      11.29%
Net return .............. (23.72)%       36.55%       9.57%      3.93%      8.82%      10.55%









                                                                                                                  AUGUST 17 (A) TO
                                                        YEARS ENDED DECEMBER 31,                                    DECEMBER 31,
                         --------------------------------------------------------------------------------------- -----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997       1996       1995       1994       1993           1992
---------------------    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%      5.74%      4.02%      3.00%      1.11%
Net return ............. 5.30%      4.04%      4.39%      4.47%      4.38%      4.80%      3.08%      2.04%      0.77%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.48%      (2.88)%       7.71%      8.16%      4.41%      15.97%      (5.95)%       (0.73)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 12.96%      26.76%      (5.14)%       25.92%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 4.96%                     6.46%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.66%                     3.11%


                                                             YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997        1996        1995         1994         1993
-------------------    -------------- ----------- ------------ ----------- ----------- ----------- ------------- -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%      31.63%      (3.81)%       16.77%
Net return ........... (13.91)%       17.77%       (0.62)%      9.81%      21.09%      30.46%      (4.68)%       15.70%



                        MARCH 1 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          1992
-------------------    ---------------
Gross return ......... 11.49%
Net return ........... 11.11%






                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.12)%                  18.28%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.66)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.01)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.79)%


                                                            YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996        1995         1994         1993
-----------            ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%      19.75%      (8.02)%       12.28%
Net return ........... (2.21)%       16.73%      17.05%      13.96%      10.67%      18.68%      (8.84)%       11.30%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
EQ/BALANCED                   1992
-----------            -----------------
Gross return ......... 5.37%
Net return ........... 5.02%





                                                                                                      MARCH 1(A) TO
                                                   YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                           ------------------------------------------------------------------------- --------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995         1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.39)%     19.30%      26.92%      31.38%      21.28%      35.26%      0.33%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.50)%                  8.73%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.67)%                   6.14%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (15.93)%


                                                          MAY 1 (A) TO
                           YEARS ENDED DECEMBER 31,       DECEMBER 31,
                       --------------------------------- -------------
EQ/PUTNAM BALANCED        2000       1999        1998         1997
------------------     ---------- ---------- ----------- -------------
Gross return ......... 8.99%      0.01%      11.92%      14.38%
Net return ........... 7.98%      0.86%      10.81%      13.79%


                                                                  MAY 1 (A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------------------ -------------
VALUE                          2000         1999         1998         1997
-------------------------   ---------- ------------- ----------- -------------
Gross return .............. 6.69%      (1.27)%       12.75%      16.23%
Net return ................ 5.82%      (2.25)%       11.81%      15.52%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.13%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.20%      0.88%      (10.82)%       18.41%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.81%      17.87%      10.58%      16.32%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.25)%       20.25%      5.86%      4.08%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING GROWTH    -------------------------------------- -------------
COMPANIES                   2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.56)%       72.11%      33.31%      21.70%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.58)%                   7.74%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.11)%       22.01%      22.99%      15.36%


                                                                     AUGUST 1 (A) TO
                                  YEARS ENDED DECEMBER 31,            DECEMBER 31,
MORGAN STANLEY EMERGING   ----------------------------------------------------------
MARKETS EQUITY                 2000          1999         1998            1997
-----------------------   -------------- ----------- -------------- ----------------
Gross return ............ (40.12)%       95.82%      (27.10)%       (20.16)%
Net return .............. (40.58)%       93.98%      (27.68)%       (20.46)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.85%      2.62%      8.09%      21.40%


                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.41)%       30.68%      12.67%      (2.10)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                               YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------
                                           2000          1999        1998        1997        1996        1995
                                      -------------- ----------- ----------- ----------- ----------- -----------
Alliance Common Stock ............... (14.03)%        25.19%      29.39%     29.40%      24.28%      33.07%
Alliance Conservative Investors .....   3.50%         10.14%      13.88%     13.25%       5.21%      20.59%
Alliance Global ..................... (18.66)%        38.53%      21.80%     11.66%      14.60%      19.38%
Alliance Growth and Income ..........   8.95%         18.66%      20.86%     26.90%      20.09%      24.38%
Alliance Growth Investors ........... ( 6.71)%        26.58%      19.13%     16.87%      12.61%      26.92%
Alliance High Yield ................. ( 8.65)%        (3.35)%     (5.15)%    18.47%      22.89%      19.95%
Alliance Intermediate
Government Securities ...............   9.27%          0.02%       7.74%      7.29%       3.78%      13.31%


                                                                                           APRIL 30 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ----------------
                               2000          1999        1998         1997        1996          1995
                          -------------- ----------- ----------- ------------- ---------- ----------------
Alliance International .. (22.77)%       37.31%      10.57%      (3.05)%       9.81%      11.29%


                                              YEARS ENDED DECEMBER 31,
                         -------------------------------------------------------------------
                            2000        1999        1998       1997       1996       1995
                         ---------- ------------ ---------- ---------- ---------- ----------
Alliance Money Market ..  6.24%       4.96%      5.34%      5.42%      5.33%       5.69%
Alliance Quality Bond .. 11.48%      (2.00)%     8.69%      9.14%      5.36%      17.13%


                                                                    AUGUST 20 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------- -----------------
                                 2000        1999         1998            1997
                             ----------- ----------- ------------- -----------------
Alliance Small Cap Growth .. 14.12%      27.75%      (4.28)%       26.69%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                           AUGUST 30 (E) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
                                           2000                  1999
                                ------------------------- -----------------
Capital Guardian Research ..... 5.92%                     7.10%
Capital Guardian U.S. Equity .. 3.56%                     3.76%


                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
                            2000          1999       1998        1997        1996        1995
                       -------------- ----------- ---------- ----------- ----------- -----------
EQ/Aggressive Stock .. (13.13)%       18.84%      0.29%      10.94%      22.20%      33.00%


                                                         JUNE 4 (E) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
                                         2000                1999
                              ------------------------- --------------
EQ/Alliance Premier Growth .. (18.34)%                  18.97%


                           MAY 22(D) TO
                           DECEMBER 31,
                          -------------
                               2000
                          -------------
EQ/Alliance Technology .. (33.30)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
                                     2000
                              ------------------
EQ/AXP New Dimensions ....... (16.78)%
EQ/AXP Strategy Aggressive .. (37.61)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                   YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------
                                2000         1999        1998        1997        1996        1995
                           ------------- ----------- ----------- ----------- ----------- -----------
EQ/Balanced .............. (1.32)%       17.79%      18.11%      15.06%      11.68%      20.32%
EQ Equity 500 Index (f) .. (9.58)%       20.38%      28.07%      32.57%      22.38%      36.53%


                                                       JUNE 4 (D) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
                            ------------------------- --------------
                                       2000                1999
                            ------------------------- --------------
EQ/Evergreen .............. (11.66)%                  9.70%
EQ/Evergreen Foundation ... ( 4.82)%                  7.38%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
                                    2000
                             ------------------
EQ/Janus Large Cap Growth .. (15.70)%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
                                 2000        1999         1998         1997
                              ---------- ------------ ----------- -------------
EQ/Putnam Balanced .......... 8.99%        0.01%      11.92%      14.48%
EQ/Putnam Growth & Income
Value ....................... 6.69%       (1.27)%     12.75%      14.48%


                      OCTOBER 22 (E) TO
                        DECEMBER 31,
                     ------------------
                            2000
                     ------------------
FI Mid Cap ......... 0.46%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                     MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,          DECEMBER 31,
                            --------------------------------------- -------------
                                 2000        1999         1998           1997
                            ------------- ---------- -------------- -------------
FI Small/Mid Cap Value ....    5.13%       1.80%     (10.02)%       19.13%
Mercury Basic Value Equity    11.81%      19.00%      11.59%        17.02%
Mercury World Strategy ....  (11.40)%     21.35%       6.81%         4.71%
MFS Emerging Growth
Companies .................  (18.56)%     73.62%      34.57%        22.44%


                                                     JUNE 4 (D) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
                                     2000                1999
                          ------------------------- --------------
MFS Growth with Income .. (0.77)%                   8.76%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
                            2000         1999        1998         1997
                       ------------- ----------- ----------- -------------
MFS Research ......... (5.25)%       23.12%      24.11%      16.05%


                                                                       AUGUST 20 (A) TO
                                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                            ----------------------------------------- -----------------
                                 2000          1999         1998             1997
                            -------------- ----------- -------------- -----------------
Morgan Stanley Emerging
Markets Equity ............ (40.12)%       95.82%      (27.10)%       (20.19)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                    MAY 1 (A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                               ----------------------------------- -------------
                                    2000        1999       1998         1997
                               ------------- ---------- ---------- -------------
T. Rowe Price Equity Income ..   13.14%       3.54%      9.11%      22.13%
T. Rowe Price
International Stock ..........  (18.70)%     31.92%     13.68%      (1.50)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                             AUGUST 5 (A) TO
                                      YEARS ENDED DECEMBER 31,                DECEMBER 31,
                         -------------------------------------------------- ----------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997          1996
---------------------    -------------- ----------- ----------- ----------- ----------------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%
Net return ............. (14.72)%       24.19%      28.35%      28.18%      17.44%


                                                                                   AUGUST 5 (A) TO
                                              YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                   ---------------------------------------------- ----------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997          1996
-------------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.68%      19.26%      12.97%      12.32%      7.94%


                                                                           AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       -------------------------------------------------- ----------------
ALLIANCE GLOBAL             2000          1999        1998        1997          1996
---------------        -------------- ----------- ----------- ----------- ----------------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%
Net return ........... (19.31)%       37.42%      20.83%      10.65%       6.78%


                                                                              AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ---------------------------------------------- ----------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997          1996
--------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%
Net return .................. 8.09%      17.71%      19.90%      25.74%      15.63%


                                                                                AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,                DECEMBER 31,
                             ------------------------------------------------- ----------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997          1996
-------------------------    ------------- ----------- ----------- ----------- ----------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%
Net return ................. (7.45)%       25.57%      18.18%      15.84%       9.38%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                              AUGUST 5 (A) TO
                                     YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                       ----------------------------------------------------- ----------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997          1996
-------------------    ------------- ------------- ------------- ----------- ----------------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%      22.89%
Net return ........... (9.38)%       (4.13)%       (5.91)%       17.52%      13.90%


                                                                        AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,              DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------- ----------------
GOVERNMENT SECURITIES       2000        1999        1998       1997          1996
---------------------    ---------- ------------ ---------- ---------- ----------------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 8.30%       (0.66)%     6.88%      6.43%      4.49%


                                                                                AUGUST 5 (A) TO
                                        YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                          ---------------------------------------------------- ----------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997           1996
----------------------    -------------- ----------- ----------- ------------- ----------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%
Net return .............. (23.64)%       36.68%       9.68%      (3.83)%       2.11%


                                                                      AUGUST 5 (A) TO
                                  YEARS ENDED DECEMBER 31,             DECEMBER 31,
                         ------------------------------------------- ----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997          1996
---------------------    ---------- ---------- ---------- ---------- ----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%
Net return ............. 5.40%      4.14%      4.50%      4.57%      2.98%


                                                                          AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,               DECEMBER 31,
                         ----------------------------------------------- ----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997          1996
---------------------    ----------- ------------- ---------- ---------- ----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%
Net return ............. 10.60%      (2.78)%       7.82%      8.27%      7.86%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.08%      26.89%      (5.04)%       26.01%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.07%                     6.53%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
------------------------------- ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.76%                     3.28%


                                                                            AUGUST 30 (C) TO
                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                       --------------------------------------------------- -----------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997           1996
-------------------    -------------- ----------- ------------ ----------- -----------------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%
Net return ........... (13.83)%       17.89%       (0.52)%      9.92%       6.22%


                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.04)%                  18.36%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.61)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.98)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.77)%


                                                                          AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       ------------------------------------------------- ----------------
EQ/BALANCED                 2000         1999        1998        1997          1996
-----------            ------------- ----------- ----------- ----------- ----------------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (2.11)%       16.85%      17.17%      14.07%       8.67%


                                                                              AUGUST 5 (A) TO
                                       YEARS ENDED DECEMBER 31,                DECEMBER 31,
                           ------------------------------------------------- ----------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997          1996
-----------------------    ------------- ----------- ----------- ----------- ----------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%
Net return ...............  (10.30)%     19.42%      27.05%      31.51%      16.25%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.42)%                  6.81%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.57)%                   9.83%


                              OCTOBER 22 TO
                              DECEMBER 31,
                             --------------
EQ/JANUS LARGE CAP GROWTH         2000
-------------------------    --------------
Gross return ............... (15.70)%
Net return ................. (15.90)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.09%       (0.76)%     10.92%      13.87%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------------------------ -------------
& INCOME VALUE            2000         1999         1998         1997
----------------       ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 5.93%      (2.15)%       11.92%      13.87%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.16%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.30%      0.99%      (10.73)%       18.49%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.92%      17.99%      10.69%      16.40%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.16)%       20.37%      5.97%      4.15%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.48)%       72.28%      33.44%      21.78%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.48)%                   7.85%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.02)%       22.13%      23.11%      15.43%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.52)%       94.18%      (27.60)%       (20.43)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.96%      2.73%      8.20%      21.48%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE          -------------------------------------- -------------
INTERNATIONAL STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.70)%       31.92%      13.68%      (1.49)%
Net return ........... (19.33)%       30.81%      12.79%      (2.03)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE COMMON STOCK          2000
---------------------    ---------------
Gross return ........... (14.25)%
Net return ............. (15.40)%


                                    JUNE 22 (A) TO
                                     DECEMBER 31,
                                   ---------------
ALLIANCE CONSERVATIVE INVESTORS          2000
--------------------------------   ---------------
Gross return ..................... 3.24%
Net return ....................... 1.86%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE GLOBAL              2000
---------------        ---------------
Gross return ......... (18.86)%
Net return ........... (19.95)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
ALLIANCE GROWTH AND INCOME          2000
--------------------------    ---------------
Gross return ................ 8.68%
Net return .................. 7.22%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE GROWTH INVESTORS          2000
-------------------------    ---------------
Gross return ............... (6.94)%
Net return ................. (8.19)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
-------------------    ---------------
Gross return .........   (8.90)%
Net return ...........  (10.12)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
ALLIANCE INTERMEDIATE    ---------------
GOVERNMENT SECURITIES          2000
---------------------    ---------------
Gross return ........... 8.99%
Net return ............. 7.43%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
ALLIANCE INTERNATIONAL          2000
----------------------    ---------------
Gross return ............ (22.86)%
Net return .............. (24.18)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE MONEY MARKET          2000
---------------------    ---------------
Gross return ........... 5.99%
Net return ............. 4.57%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE QUALITY BOND          2000
---------------------    ---------------
Gross return ........... 11.28%
Net return .............  9.71%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE SMALL CAP GROWTH          2000
-------------------------    ---------------
Gross return ............... 13.78%
Net return ................. 12.12%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
CAPITAL GUARDIAN RESEARCH          2000
-------------------------    ---------------
Gross return ............... 5.92%
Net return ................. 4.49%


                                 JUNE 22 (A) TO
                                  DECEMBER 31,
                                ---------------
CAPITAL GUARDIAN U.S. EQUITY          2000
----------------------------    ---------------
Gross return .................. 3.56%
Net return .................... 2.19%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
-------------------    ---------------
Gross return ......... (13.35)%
Net return ........... (14.51)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
EQ/ALLIANCE PREMIER GROWTH          2000
--------------------------    ---------------
Gross return ................ (18.34)%
Net return .................. (19.49)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           OCTOBER 22 (B) TO
                             DECEMBER 31,
                          ------------------
EQ/ALLIANCE TECHNOLOGY           2000
----------------------    ------------------
Gross return ............ (33.30)%
Net return .............. (33.86)%


                          OCTOBER 22 (B) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.13)%


                               OCTOBER 22 (B) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.88)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/BALANCED                  2000
-----------            ---------------
Gross return ......... (1.58)%
Net return ........... (2.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ EQUITY 500 INDEX (F)          2000
-----------------------    ---------------
Gross return .............  ( 9.81)%
Net return ...............  (11.02)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/EVERGREEN                 2000
------------           ---------------
Gross return ......... (11.66)%
Net return ........... (12.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ/EVERGREEN FOUNDATION          2000
-----------------------    ---------------
Gross return ............. (4.82)%
Net return ............... (6.10)%


                              OCTOBER 22 (C) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (16.06)%


                        JUNE 22 (A) TO
                         DECEMBER 31
                       ---------------
EQ/PUTNAM BALANCED           2000
------------------     ---------------
Gross return ......... 8.99%
Net return ........... 7.49%


                        OCTOBER 22 (A) TO
                          DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------
& INCOME VALUE                2000
---------------------- ------------------
Gross return ......... 6.69%
Net return ........... 5.34%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        OCTOBER 22 (C) TO
                          DECEMBER 31,
                       -------------------
FI MID CAP                    2000
-----------            ------------------
Gross return .........   0.46%
Net return ...........  (0.02)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
FI SMALL/MID CAP VALUE          2000
----------------------    ---------------
Gross return ............ 5.13%
Net return .............. 3.73%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
MERCURY BASIC VALUE EQUITY          2000
--------------------------    ---------------
Gross return ................ 11.81%
Net return .................. 10.31%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MERCURY WORLD STRATEGY          2000
----------------------    ---------------
Gross return ............ (11.40)%
Net return .............. (12.64)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
MFS EMERGING           ---------------
GROWTH COMPANIES             2000
----------------       ---------------
Gross return ......... (18.56)%
Net return ........... (19.93)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MFS GROWTH WITH INCOME          2000
----------------------    ---------------
Gross return ............ (0.77)%
Net return .............. (2.03)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
------------           ---------------
Gross return ......... (5.25)%
Net return ........... (6.53)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
MORGAN STANLEY EMERGING   ---------------
MARKETS EQUITY                  2000
-----------------------   ---------------
Gross return ............ (40.12)%
Net return .............. (40.85)%


                                JUNE 22 (A) TO
                                 DECEMBER 31,
                               ---------------
T. ROWE PRICE EQUITY INCOME          2000
---------------------------    ---------------
Gross return ................. 13.14%
Net return ................... 11.35%


                        JUNE 22 (A) TO
                         DECEMBER 31,
T. ROWE PRICE          ---------------
INTERNATIONAL STOCK          2000
-------------------    ---------------
Gross return ......... (18.70)%
Net return ........... (19.77)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (17.27)%       22.96%      27.08%      26.91%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.23%      37.87%
Net return ............. 22.04%      30.10%      (3.88)%       22.60%      1.38%      35.43%


                                                                                                          SEPTEMBER 1 (A) TO
                                                         YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                   --------------------------------------------------------------------- -------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996        1995            1994
-------------------------------    ---------- ----------- ----------- ----------- ---------- ----------- -------------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%      20.40%      (1.83)%
Net return ....................... 1.66%       8.18%      11.85%      11.21%      3.32%      18.26%      (1.98)%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (20.11)%       36.06%      19.63%       9.56%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 12.54%      16.70%      3.36%      29.77%      (2.28)%       28.23%


                                                                                                      SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                              ---------------------------------------------------------------------- -------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995            1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (3.40)%
Net return .................. 7.02%      16.55%      18.71%      24.50%      17.93%      21.87%      (3.55)%


                                                                                                        SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                             ------------------------------------------------------------------------- -------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995            1994
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.16)%
Net return ................. (8.36)%       24.33%      17.00%      14.69%      10.58%      24.12%      (3.31)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return .........  ( 8.65)%     (3.35)%       (5.15)%       18.47%
Net return ...........  (10.27)%     (5.08)%       (6.84)%       16.35%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 20.68%      17.79%      (4.52)%       20.96%      10.30%      22.25%


                                         YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------
GOVERNMENT SECURITIES       2000        1999        1998       1997       1996
---------------------    ---------- ------------ ---------- ---------- ----------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 7.23%       (1.65)%     5.82%      5.38%      1.91%



                                                                           APRIL 1 (A) TO
                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------------------------------  ---------------
GOVERNMENT SECURITIES        1995         1994         1993       1992          1991
---------------------    ----------- ------------- ----------- ---------- ---------------
Gross return ........... 13.33%      (4.37)%       10.58%      5.60%      12.10%
Net return ............. 11.31%      (6.08)%        8.57%      3.71%      10.59%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      3.05%      9.82%      11.29%
Net return .............. (24.10)%       35.33%       8.60%      4.78%      7.84%       9.82%


                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 4.36%      3.11%      3.46%      3.54%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.17%
Net return ............. 3.44%      3.86%      2.17%      1.13%      1.71%      4.29%


                                                                                                 SEPTEMBER 1 (A) TO
                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                         ---------------------------------------------------------------------- -------------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995            1994
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- -------------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (2.20)%
Net return .............  9.50%      (3.75)%       6.75%      7.19%      3.47%      14.94%      (2.35)%

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
SP-FLEX




                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (14.68)%       16.72%       (1.50)%     18.83%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 20.00%      29.30%      (5.53)%       14.67%      (4.89)%       83.54%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (3.07)%       15.69%      16.01%      12.94%       9.67%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.83)%       41.27%
Net return ........... 17.62%      (9.66)%       10.31%      (4.57)%       38.75%


                                                                                                      SEPTEMBER 1 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- -------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      (2.54)%
Net return ...............  (11.19)%     18.24%      25.79%      30.21%      20.19%      34.06%      (2.69)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000


7. Subsequent Events

On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

Effective March 1, 2001 the Lazard Large cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio. The reorganization is subject to Price shareholder approval.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

-----
 A-1  APPENDIX A
--------------------------------------------------------------------------------


DIRECTORS AND PRINCIPAL OFFICERS

     Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
FRANCOISE COLLOC'H
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris,                           Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries
France                                 and affiliates of the AXA Group.

HENRI DE CASTRIES
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris,                           the Management Board of AXA (since May 2000); Vice Chairman of AXA's
France                                 Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.

CLAUS-MICHAEL DILL
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, German                  April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                       of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                       Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).

JOSEPH L. DIONNE
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies in April 2000.

-----
 A-2
--------------------------------------------------------------------------------


DIRECTORS (CONTINUED)


NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
DENIS DUVERNE
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris,                           Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
France                                 November 2000).

JEAN-RENE FOURTOU
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).

NORMAN C. FRANCIS
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, Piccadilly Cafeterias, Inc., and Energy
New Orleans, LA 70125                  Corporation.

DONALD J. GREENE
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).

JOHN T. HARTLEY
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.

JOHN H.F. HASKELL JR.
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).

-----
 A-3
--------------------------------------------------------------------------------


DIRECTORS (CONTINUED)


NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MARY (NINA) HENDERSON
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997). Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).

W. EDWIN JARMAIN
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                   and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                             (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9               Company. A former Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November
                                       2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to
                                       May 1998). Director of AXA Financial, Inc. (since July 1992).

GEORGE T. LOWY
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019

DIDIER PINEAU-VALENCIENNE
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK),
                                       Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                       & Hamilton. Director of AXA Financial, Inc. (since February 1996).

GEORGE J. SELLA, JR.
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).

-----
 A-4
--------------------------------------------------------------------------------



DIRECTORS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PETER J. TOBIN
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).

DAVE H. WILLIAMS
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).

-----
 A-5
--------------------------------------------------------------------------------



OFFICERS - DIRECTORS


NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL HEGARTY
                                          Director of Equitable Life (since January 1998). President (since January 1998) and
                                          Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                          (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                          President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                                          Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                                          Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                          1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996), and Senior
                                          Executive Vice President (from 1991 to 1995), Chemical Bank. Director ACMC, Inc.
                                          ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since March 1998). Director,
                                          Alliance (since May 1998). Former Director of DLJ from May 1998 to November 2000.

EDWARD D. MILLER
                                          Director of Equitable Life (since August 1997). Chairman of the Board (since January
                                          1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                                          1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                                          1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                                          Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                                          Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                                          Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                                          (January 2000 to May 2000). Senior Vice Chairman, Chase Manhattan Corporation
                                          (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                          Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                          August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                                          March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.

STANLEY B. TULIN
                                          Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                          Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                          1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                                          Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                                          Chairman and Chief Financial Officer (since December 1999). The Equitable of
                                          Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                                          September 1999). Vice President (until 1998), EQ Advisors Trust. Director, Alliance
                                          (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                                          L.L.P.

-----
 A-6
--------------------------------------------------------------------------------


OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
LEON B. BILLIS
                                       Executive Vice President (since February 1998) and Chief Information Officer (since
                                       November 1994), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                       Previously held other officerships with Equitable Life.

DERRY E. BISHOP
                                       Executive Vice President (since September 1998), Chief Agency Officer (since December
                                       1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                       Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                                       and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                       Advisors).

HARVEY BLITZ
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company,
                                       FSB ("Frontier"). Director, EQF (now AXA Advisors) (until September 1999). Executive
                                       Vice President and Director (since September 1999), AXA Advisors, Director (until May
                                       1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                                       Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.

KEVIN R. BYRNE
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                       President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                       Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                                       Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                                       (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                                       Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                                       March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                       Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                       Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                                       Equitable Life and its affiliates.

-----
 A-7
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
JOHN A. CAROSELLI
                                        Executive Vice President (since September 1998), Equitable Life; Executive Vice
                                        President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                                        Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                        Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).

JUDY A. FAUCETT
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                        1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                                        September 1999); Director, Chairman and Chief Executive Officer, AXA Network, LLC
                                        (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                                        (January 1989 to August 1996).

ALVIN H. FENICHEL
                                        Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                        (since December 1999). Previously held other officerships with Equitable Life and its affiliates.

PAUL J. FLORA
                                        Senior Vice President and Auditor, Equitable Life, AXA Financial and AXA Client
                                        Solutions, LLC.

ROBERT E. GARBER
                                        Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                                        prior thereto, Executive Vice President and General Counsel. Executive Vice President
                                        and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                                        Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.

DONALD R. KAPLAN
                                        Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                        General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                        Senior Vice President, AXA Client Solutions, LLC (since September 1999).

-----
 A-8
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL S. MARTIN
                                          Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                          December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                                          Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                                          September 1999), AXA Client Solutions, LLC. Director, Chairman and Chief Executive
                                          Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                                          (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                                          Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.

RICHARD J. MATTEIS
                                          Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                          AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                          Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                          Advisors) (October 1998 to May 1999).

PETER D. NORIS
                                          Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                          President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                          Financial. Executive Vice President, AXA Client Solutions (since September 1999).
                                          President and Trustee (since November 1996), EQ Advisors Trust. President and
                                          Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                                          Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                                          July 1997), and EREIM LP Corp. (since October 1997).

BRIAN S. O'NEIL
                                          Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                          AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                                          Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                                          Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                                          Advisors Trust.

ANTHONY C. PASQUALE
                                          Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                          Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                                          August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.

-----
 A-9
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PAULINE SHERMAN
                                         Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                         General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                         President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                         Solutions (since September 1999). Senior Vice President and Secretary, The Equitable of
                                         Colorado (since December 1999). Previously held other officerships with Equitable Life.

RICHARD V. SILVER
                                         Senior Vice President (since February 1995) and General Counsel (since November
                                         1999), Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                         President and Associate General Counsel, AXA Financial (since September 1996).
                                         Senior Vice President and General Counsel, AXA Client Solutions (since September
                                         1999). Senior Vice President and General Counsel, The Equitable of Colorado (since
                                         December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                                         EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.

JOSE S. SUQUET
                                         Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                         December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                                         Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                                         (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                                         (since December 1999). Senior Executive Vice President (since September 1999),
                                         Executive Vice President (from May 1996 to September 1999), AXA Financial, Inc.
                                         Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.

GREGORY G. WILCOX
                                         Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                         September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                                         Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                                         Solutions, LLC (since September 1999).

R. LEE WILSON
                                         Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                         (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                         Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                                         Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                                         Bank.

-----
 B-1  APPENDIX B
--------------------------------------------------------------------------------


DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS


THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                                   WHICH RELATE TO OUR
----------------------------------------------------------------------   --------------------------------------------
July 25, 1996; January 1, 1997; May 1, 1997 through May 1, 2000;
and October 18, 1999, as previously supplemented on May 12, 2000;
June 23, 2000; and February 9, 2001 ..................................   IL Protector(Reg. TM) Policies

December 19, 1994; May 1, 1995 through May 1, 2000; September
15, 1995; January 1, 1997; and October 18, 1999 as previously supplemented on May 12, 2000; June 23, 2000; September 1, 2000;
and February 9, 2001 .................................................   Incentive Life Plus and our IL COLI(1) Policies

August 18, 1992; May 1, 1993 through May 1, 2000; January 1,
1997; and October 18, 1999 as previously supplemented on May 12,
2000; June 23, 2000; September 1, 2000; and February 9, 2001 .........   Survivorship 2000 Policies

November 27, 1991 and May 1, 1993, May 1, 2000 and October 18,
1999, as previously supplemented on May 12, 2000; June 23, 2000;
and February 9, 2001 .................................................   Incentive Life 2000 and our Champion 2000 Policies

August 29, 1989; February 27, 1991; May 1, 1990, May 1,
1993-May 1, 2000; and October 18, 1999, as previously
supplemented on May 12, 2000; June 23, 2000; September 1, 2000;
December 29, 2000; January 17, 2001; and February 9, 2001 ............   Incentive Life Policies and Special Offer Policies(2)

------------
(1) If you have our "IL COLI" policy, this supplement relates to an Incentive Life Plus prospectus for one of the indicated dates (but not earlier than September 15, 1995) that you received, together with our IL COLI supplement dated the same date as that prospectus.
(2) If you have our Special Offer Policy, this supplement relates to an Incentive Life prospectus for one of the indicated dates that you received, together with a related Special Offer Policy supplement.
(3) In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.

The Equitable Life Assurance
Society of the United States
Variable Life Insurance Policies
     Incentive Life
     Survivorship Incentive Life
     Accumulator Life
PROSPECTUS SUPPLEMENT DATED MAY 1, 2001

--------------------------------------------------------------------------------


This Supplement updates certain information in the most recent Prospectus you received for your Equitable variable life insurance policy listed above, and in any Supplements to that Prospectus.*

NEW INVESTMENT OPTIONS. The following investment options are available under your policy effective on or about May 18, 2001 (some contracts to which this supplement relates may already currently offer EQ/Balanced).

The new Investment options invest in corresponding Portfolios of EQ Advisors Trust. The objectives and Advisers for the Portfolios are shown below:

PORTFOLIO NAME                     OBJECTIVE                ADVISER

EQ/Bernstein Diversified Value     Capital appreciation     Alliance Capital Management, L.P., through its
                                                            Bernstein Investment Research and
                                                            Management Unit

See "EQ Advisors Trust annual expenses" below, regarding the expenses for these portfolios.

COMBINATION OF CERTAIN INVESTMENT OPTIONS. On or about May 18, 2001, the following combinations will occur: (i) interests in the EQ/Balanced option will replace interests in the Alliance Conservative Investors, EQ/Evergreen Foundation, Mercury World Strategy and EQ/Putnam Balanced options and these options will no longer be available; and (ii) interests in the EQ/Bernstein Diversified Value option will replace interests in the T. Rowe Price Equity Income option and this option will no longer be available. At that time, we will move the assets in the replaced options into the applicable surviving option. After the combinations are effective, allocation elections to the replaced options will be considered allocation elections to the applicable surviving option. Since the replaced options will continue to be in existence only until approximately May 18, 2001, references to these options have been omitted from the fee table, the expense examples and the investment performance.

--------

* The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.


   Copyright 2001 The Equitable Life Assurance Society of the United States.
                             All rights reserved.
                                                                 X00053/AGENCY B

-----
  2
--------------------------------------------------------------------------------


PORTFOLIO/CORRELATING INVESTMENT NAME CHANGES AND NEW PORTFOLIO ADVISERS. Please note the following new information:


FORMER NAME                NEW NAME                   EFFECTIVE DATE
EQ/Evergreen               EQ/Evergreen Omega         May 1, 2001
MFS Growth with Income     EQ/MFS Investors Trust     May 18, 2001

The investment objectives and advisers for these portfolios remain the same.

Effective February 1, 2001, two new advisers were added to the EQ/Aggressive Stock portfolio: Marsico Capital Management, LLC and Provident Investment Counsel, Inc. Alliance Capital Management L.P. and MFS Investment Management continue to serve as advisers, and the investment objective for the portfolio remains the same.

Also, effective on May 18, 2001, all of the investment options and correlating portfolios will include an "EQ/."

PORTFOLIO ADVISERS. The following is a list of the advisers who make the investment decisions for each portfolio. The list reflects name changes for certain advisers.

o Alliance Capital Management L.P. (for each EQ/Alliance option, for the EQ/Equity 500 Index option and for the EQ/Bernstein Diversified Value option; also, advises a portion of EQ/Aggressive Stock and EQ/Balanced)

o  American Express Financial Corporation (for both EQ/AXP options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also, advises a portion of EQ/Balanced)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and EQ/FI Small/Mid Cap Value options)

o  Janus Capital Corporation (for the EQ/Janus option)

o  Jennison Associates LLC (advises a portion of EQ/Balanced)

o  Marsico Capital Management, LLC (advises a portion of EQ/Aggressive Stock)

o MFS Investment Management (for the EQ/MFS options; also, advises a portion of EQ/Aggressive Stock)

o  Mercury Advisors (for the EQ/Mercury Basic Value Equity option)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o  Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive
   Stock)

o  Prudential Investments Fund Management, LLC (advises a portion of
   EQ/Balanced)

o Putnam Investment Management, LLC (for the EQ/Putnam Growth and Income Value option)

o T. Rowe Price International, Inc. (for the EQ/T. Rowe Price International Stock option)

-----
  3
--------------------------------------------------------------------------------



HOW TO REACH US. To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to an emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

BY MAIL:

At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

BY EXPRESS DELIVERY ONLY:

At the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277

BY TOLL-FREE PHONE:

Automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100.

BY E-MAIL:

life-service@equitable.com

BY FAX:

1-704-540-9714

BY INTERNET:

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.

DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfer into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

-----
  4
--------------------------------------------------------------------------------


INVESTMENT PORTFOLIOS*. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. The tables below show the fees and expenses paid by each Portfolio for the year ended December 31, 2000, except as otherwise noted. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.



                                                          2000 FEES AND EXPENSES
                                               -------------------------------------------
                                                   MANAGEMENT                     OTHER
                      FUND                           FEE(1)      12B-1 FEES   EXPENSES(2)
------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.60%         0.25%         0.07%
EQ/Alliance Common Stock                         0.46%         0.25%         0.05%
EQ/Alliance Global                               0.72%         0.25%         0.09%
EQ/Alliance Growth and Income                    0.58%         0.25%         0.05%
EQ/Alliance Growth Investors                     0.56%         0.25%         0.06%
EQ/Alliance High Yield                           0.60%         0.25%         0.07%
EQ/Alliance Intermediate Government Securities   0.50%         0.25%         0.08%
EQ/Alliance International                        0.85%         0.25%         0.29%
EQ/Alliance Money Market                         0.34%         0.25%         0.06%
EQ/Alliance Premier Growth                       0.89%         0.25%         0.05%
EQ/Alliance Quality Bond                         0.53%         0.25%         0.06%
EQ/Alliance Small Cap Growth                     0.75%         0.25%         0.06%
EQ/Alliance Technology                           0.90%         0.25%         0.06%
EQ/AXP New Dimensions                            0.65%         0.25%         1.23%
EQ/AXP Strategy Aggressive                       0.70%         0.25%         0.57%
EQ/Balanced                                      0.57%         0.25%         0.08%
EQ/Bernstein Diversified Value                   0.65%         0.25%         0.15%
EQ/Capital Guardian Research                     0.65%         0.25%         0.16%
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%         0.11%
EQ/Equity 500 Index                              0.25%         0.25%         0.06%
EQ/Evergreen Omega                               0.65%         0.25%         0.83%
EQ/FI Mid Cap                                    0.70%         0.25%         0.27%
EQ/FI Small/Mid Cap Value                        0.75%         0.25%         0.19%
EQ/Janus Large Cap Growth                        0.90%         0.25%         0.22%
EQ/Mercury Basic Value Equity                    0.60%         0.25%         0.10%
EQ/MFS Emerging Growth Companies                 0.62%         0.25%         0.10%
EQ/MFS Investors Trust                           0.60%         0.25%         0.13%
EQ/MFS Research                                  0.65%         0.25%         0.07%
EQ/Morgan Stanley Emerging Markets Equity        1.15%         0.25%         0.52%
EQ/Putnam Growth & Income Value                  0.60%         0.25%         0.12%
EQ/T. Rowe Price International Stock             0.85%         0.25%         0.24%



                                                          2000 FEES AND EXPENSES
                                               -------------------------------------------
                                                   MANAGEMENT                     OTHER
                      FUND                           FEE(1)      12B-1 FEES   EXPENSES(2)
------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.92%         --               0.92%
EQ/Alliance Common Stock                         0.76%         --               0.76%
EQ/Alliance Global                               1.06%         --               1.06%
EQ/Alliance Growth and Income                    0.88%         --               0.88%
EQ/Alliance Growth Investors                     0.87%         --               0.87%
EQ/Alliance High Yield                           0.92%         --               0.92%
EQ/Alliance Intermediate Government Securities   0.83%         --               0.83%
EQ/Alliance International                        1.39%         --               1.39%
EQ/Alliance Money Market                         0.65%         --               0.65%
EQ/Alliance Premier Growth                       1.19%      (0.04)%             1.15%
EQ/Alliance Quality Bond                         0.84%         --               0.84%
EQ/Alliance Small Cap Growth                     1.06%         --               1.06%
EQ/Alliance Technology                           1.21%      (0.06)%             1.15%
EQ/AXP New Dimensions                            2.13%      (1.18)%             0.95%
EQ/AXP Strategy Aggressive                       1.52%      (0.52)%             1.00%
EQ/Balanced                                      0.90%       0.00%              0.90%
EQ/Bernstein Diversified Value                   1.05%      (0.10)%             0.95%
EQ/Capital Guardian Research                     1.06%      (0.11)%             0.95%
EQ/Capital Guardian U.S. Equity                  1.01%      (0.06)%             0.95%
EQ/Equity 500 Index                              0.56%         --               0.56%
EQ/Evergreen Omega                               1.73%      (0.78)%             0.95%
EQ/FI Mid Cap                                    1.22%      (0.22)%             1.00%
EQ/FI Small/Mid Cap Value                        1.19%      (0.09)%             1.10%
EQ/Janus Large Cap Growth                        1.37%      (0.22)%             1.15%
EQ/Mercury Basic Value Equity                    0.95%       0.00%              0.95%
EQ/MFS Emerging Growth Companies                 0.97%         --               0.97%
EQ/MFS Investors Trust                           0.98%      (0.03)%             0.95%
EQ/MFS Research                                  0.97%      (0.02)%             0.95%
EQ/Morgan Stanley Emerging Markets Equity        1.92%      (0.12)%             1.80%
EQ/Putnam Growth & Income Value                  0.97%      (0.02)%             0.95%
EQ/T. Rowe Price International Stock             1.34%      (0.09)%             1.25%

-----
  5
--------------------------------------------------------------------------------


* See "Combination of certain investment options."

(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Alliance Technology Portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. This decrease in the expense waiver was effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

INVESTMENT PERFORMANCE. Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2000. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2000. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy.

The values reported for all policies are computed using net rates of return for the corresponding Portfolios of EQ Advisors Trust. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2000 and for the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

-----
  6
--------------------------------------------------------------------------------


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2000..............   A-3
   Statements of Operations for the Years Ended December 31, 2000,
    1999 and 1998.......................................................   A-8
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2000, 1999 and 1998....................................  A-19
   Notes to Financial Statements........................................  A-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000 and 1999..............   F-2
Consolidated Statements of Earnings, Years Ended December 31, 2000,
    1999 and 1998.......................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2000, 1999 and 1998...............   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
    2000, 1999 and 1998.................................................   F-5
   Notes to Consolidated Financial Statements...........................   F-7





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                      ALLIANCE        ALLIANCE
                                                       COMMON       CONSERVATIVE      ALLIANCE
                                                       STOCK          INVESTORS        GLOBAL
                                                 ----------------- -------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................  $2,954,750,007
            201,300,931 ........................                    $216,479,175
            681,355,826 ........................                                   $606,624,836
            302,733,905 ........................
          1,035,409,056 ........................
            162,200,054 ........................
             74,869,067 ........................
Receivable for Trust shares sold ...............       1,664,828              --             --
Receivable for policy-related transactions .....       2,719,082         115,930        601,510
                                                  --------------    ------------   ------------
  Total Assets .................................   2,959,133,917     216,595,105    607,226,346
                                                  --------------    ------------   ------------
LIABILITIES
Payable for Trust shares purchased .............              --         164,918        830,016
Payable for policy-related transactions ........              --              --             --
                                                  --------------    ------------   ------------
  Total Liabilities ............................              --         164,918        830,016
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    294,252   $    307,466
Net Assets Attributable to Contractowners ......   2,958,712,092     216,135,935    606,088,864
                                                  --------------    ------------   ------------
NET ASSETS .....................................  $2,959,133,917    $216,430,187   $606,396,330
                                                  ==============    ============   ============




                                                                                                      ALLIANCE
                                                     ALLIANCE         ALLIANCE         ALLIANCE     INTERMEDIATE
                                                      GROWTH           GROWTH            HIGH        GOVERNMENT
                                                    AND INCOME       INVESTORS          YIELD        SECURITIES
                                                 --------------- ----------------- --------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................
            201,300,931 ........................
            681,355,826 ........................
            302,733,905 ........................  $294,866,400
          1,035,409,056 ........................                  $1,127,029,403
            162,200,054 ........................                                    $122,252,022
             74,869,067 ........................                                                    $76,044,497
Receivable for Trust shares sold ...............     1,383,362           422,298              --             --
Receivable for policy-related transactions .....            --                --              --             --
                                                  ------------    --------------    ------------    -----------
  Total Assets .................................   296,249,762     1,127,451,701     122,252,022     76,044,497
                                                  ------------    --------------    ------------    -----------
LIABILITIES
Payable for Trust shares purchased .............            --                --         130,483        108,969
Payable for policy-related transactions ........     1,482,247           560,456          25,468        609,125
                                                  ------------    --------------    ------------    -----------
  Total Liabilities ............................     1,482,247           560,456         155,951        718,094
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    241,549    $      364,964    $    199,149    $   137,899
Net Assets Attributable to Contractowners ......   294,525,966     1,126,526,281     121,896,922     75,188,504
                                                  ------------    --------------    ------------    -----------
NET ASSETS .....................................  $294,767,515    $1,126,891,245    $122,096,071    $75,326,403
                                                  ============    ==============    ============    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                     ALLIANCE        ALLIANCE
                                                     ALLIANCE         MONEY          QUALITY
                                                  INTERNATIONAL       MARKET           BOND
                                                 --------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................   $72,618,324
          411,335,003 ..........................                  $399,898,401
          448,854,080 ..........................                                  $456,976,198
          161,936,997 ..........................
            3,007,311 ..........................
            1,966,546 ..........................
          933,545,824 ..........................
Receivable for Trust shares sold ...............       405,174              --              --
Receivable for policy-related transactions .....            --      78,339,219              --
                                                   -----------    ------------    ------------
  Total Assets .................................    73,023,498     478,237,620     456,976,198
                                                   -----------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --      78,399,731          50,208
Payable for policy-related transactions ........       489,415              --       1,349,105
                                                   -----------    ------------    ------------
  Total Liabilities ............................       489,415      78,399,731       1,399,313
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $   187,200    $     44,576    $     89,568
Net Assets Attributable to Contractowners ......    72,346,883     399,793,313     455,487,317
                                                   -----------    ------------    ------------
NET ASSETS .....................................   $72,534,083    $399,837,889    $455,576,885
                                                   ===========    ============    ============




                                                     ALLIANCE       CAPITAL       CAPITAL
                                                    SMALL CAP       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE
                                                      GROWTH        RESEARCH    U.S. EQUITY       STOCK
                                                 --------------- ------------- ------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $ 73,442,307 ..........................
          411,335,003 ..........................
          448,854,080 ..........................
          161,936,997 ..........................  $151,011,045
            3,007,311 ..........................                  $3,028,000
            1,966,546 ..........................                                $1,990,870
          933,545,824 ..........................                                              $831,131,087
Receivable for Trust shares sold ...............     2,248,367            --            --      53,253,748
Receivable for policy-related transactions .....            --        34,195           693              --
                                                  ------------    ----------    ----------    ------------
  Total Assets .................................   153,259,412     3,062,195     1,991,563     884,384,835
                                                  ------------    ----------    ----------    ------------
LIABILITIES
Payable for Trust shares purchased .............            --        10,844           693              --
Payable for policy-related transactions ........     2,199,791            --            --      53,777,152
                                                  ------------    ----------    ----------    ------------
  Total Liabilities ............................     2,199,791        10,844           693      53,777,152
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     93,616    $   28,663    $    5,928    $     71,561
Net Assets Attributable to Contractowners ......   150,966,005     3,022,688     1,984,942     830,536,122
                                                  ------------    ----------    ----------    ------------
NET ASSETS .....................................  $151,059,621    $3,051,351    $1,990,870    $830,607,683
                                                  ============    ==========    ==========    ============


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                   EQ/ALLIANCE                    EQ/AXP
                                                     PREMIER      EQ/ALLIANCE       NEW
                                                      GROWTH       TECHNOLOGY   DIMENSIONS
                                                 --------------- ------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................  $411,014,057
           45,940,550 ..........................                  $35,375,729
              877,098 ..........................                                 $780,056
              770,696 ..........................
          534,606,786 ..........................
          661,215,371 ..........................
              528,993 ..........................
Receivable for Trust shares sold ...............     2,110,029             --          --
Receivable for policy-related transactions .....            --         91,863       9,861
                                                  ------------    -----------    --------
  Total Assets .................................   413,124,086     35,467,592     789,917
                                                  ------------    -----------    --------
LIABILITIES
Payable for Trust shares purchased .............            --        115,214       9,861
Payable for policy-related transactions ........     3,092,642             --          --
                                                  ------------    -----------    --------
  Total Liabilities ............................     3,092,642        115,214       9,861
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      3,442    $   207,623    $416,407
Net Assets Attributable to Contractowners ......   410,028,002     35,144,755     363,649
                                                  ------------    -----------    --------
NET ASSETS .....................................  $410,031,444    $35,352,378    $780,056
                                                  ============    ===========    ========




                                                    EQ/AXP                           EQ
                                                   STRATEGY                        EQUITY         EQ/
                                                  AGGRESSIVE    EQ/BALANCED      500 INDEX     EVERGREEN
                                                 ------------ --------------- --------------- ----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $489,294,912 ..........................
           45,940,550 ..........................
              877,098 ..........................
              770,696 ..........................   $570,370
          534,606,786 ...........................              $512,208,132
          661,215,371 ..........................                               $658,832,560
              528,993 ...........................                                              $483,363
Receivable for Trust shares sold ...............         --              --         808,869          --
Receivable for policy-related transactions .....    179,882              --              --       3,830
                                                   --------    ------------    ------------    --------
  Total Assets .................................    750,252     512,208,132     659,641,429     487,193
                                                   --------    ------------    ------------    --------
LIABILITIES
Payable for Trust shares purchased .............      8,578         280,913              --       3,830
Payable for policy-related transactions ........         --         152,726         202,656          --
                                                   --------    ------------    ------------    --------
  Total Liabilities ............................      8,578         433,639         202,656       3,830
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................   $328,472    $     87,805    $    151,330    $  1,663
Net Assets Attributable to Contractowners ......    413,202     511,686,688     659,287,443     481,700
                                                   --------    ------------    ------------    --------
NET ASSETS .....................................   $741,674    $511,774,493    $659,438,773    $483,363
                                                   ========    ============    ============    ========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                   EQ/JANUS
                                                  EQ/EVERGREEN    LARGE CAP     EQ/PUTNAM
                                                   FOUNDATION       GROWTH       BALANCED
                                                 -------------- ------------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................    $243,044
           4,235,317 ...........................                 $3,954,744
           9,263,118 ...........................                               $9,325,119
          24,244,402 ...........................
           1,973,134 ...........................
          37,776,098 ...........................
          52,228,996 ...........................
Receivable for Trust shares sold ...............          --             --            --
Receivable for policy-related transactions .....       5,054         14,996         5,370
                                                    --------     ----------    ----------
  Total Assets .................................     248,098      3,969,740     9,330,489
                                                    --------     ----------    ----------
LIABILITIES
Payable for Trust shares purchased .............       5,054         14,996         6,094
Payable for policy-related transactions ........          --             --            --
                                                    --------     ----------    ----------
  Total Liabilities ............................       5,054         14,996         6,094
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................    $  3,725     $  424,408    $   50,303
Net Assets Attributable to Contractowners ......     239,319      3,530,336     9,274,092
                                                    --------     ----------    ----------
NET ASSETS .....................................    $243,044     $3,954,744    $9,324,395
                                                    ========     ==========    ==========




                                                    EQ/PUTNAM                                    MERCURY
                                                    GROWTH &                   FI SMALL/MID       BASIC
                                                     INCOME         FI MID          CAP           VALUE
                                                      VALUE          CAP           VALUE         EQUITY
                                                 -------------- ------------- -------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $   257,552 ...........................
           4,235,317 ...........................
           9,263,118 ...........................
          24,244,402 ...........................  $24,551,306
           1,973,134 ...........................                 $2,018,912
          37,776,098 ...........................                               $37,837,020
          52,228,996 ...........................                                              $53,579,639
Receivable for Trust shares sold ...............           --            --        189,176             --
Receivable for policy-related transactions .....       11,193       197,132             --        119,983
                                                  -----------    ----------    -----------    -----------
  Total Assets .................................   24,562,499     2,216,044     38,026,196     53,699,622
                                                  -----------    ----------    -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............       11,206       197,132             --        120,834
Payable for policy-related transactions ........           --            --        199,767             --
                                                  -----------    ----------    -----------    -----------
  Total Liabilities ............................       11,206       197,132        199,767        120,834
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    46,785    $  503,019    $    35,900    $    61,584
Net Assets Attributable to Contractowners ......   24,504,508     1,515,893     37,790,529     53,517,204
                                                  -----------    ----------    -----------    -----------
NET ASSETS .....................................  $24,551,293    $2,018,912    $37,826,429    $53,578,788
                                                  ===========    ==========    ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     MFS
                                                    MERCURY        EMERGING     MFS GROWTH
                                                     WORLD          GROWTH         WITH
                                                    STRATEGY      COMPANIES       INCOME
                                                 ------------- --------------- ------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................  $5,112,772
          356,687,900 ..........................                $312,656,104
            2,304,464 ..........................                                $2,283,405
           74,192,966 ..........................
           64,732,678 ..........................
           65,930,323 ..........................
           56,828,139 ..........................
Receivable for Trust shares sold ...............          --       5,937,078            --
Receivable for policy-related transactions .....      10,153              --            --
                                                  ----------    ------------    ----------
  Total Assets .................................   5,122,925     318,593,182     2,283,405
                                                  ----------    ------------    ----------
LIABILITIES
Payable for Trust shares purchased .............         138              --         2,121
Payable for policy-related transactions ........          --       5,949,509        24,334
                                                  ----------    ------------    ----------
  Total Liabilities ............................         138       5,949,509        26,455
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    8,234    $     55,904    $   22,144
Net Assets Attributable to Contractowners ......   5,114,553     312,587,769     2,234,806
                                                  ----------    ------------    ----------
NET ASSETS .....................................  $5,122,787    $312,643,673    $2,256,950
                                                  ==========    ============    ==========




                                                                    MORGAN
                                                                    STANLEY        T. ROWE         T. ROWE
                                                                   EMERGING         PRICE           PRICE
                                                       MFS          MARKETS     INTERNATIONAL      EQUITY
                                                    RESEARCH        EQUITY          STOCK          INCOME
                                                 -------------- -------------- --------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $  5,683,244...........................
          356,687,900 ..........................
            2,304,464 ..........................
           74,192,966 ..........................  $67,112,513
           64,732,678 ..........................                 $39,575,403
           65,930,323 ..........................                                 $57,369,312
           56,828,139 ..........................                                                $58,470,170
Receivable for Trust shares sold ...............    1,459,099        134,984              --             --
Receivable for policy-related transactions .....           --             --           6,387         21,250
                                                  -----------    -----------     -----------    -----------
  Total Assets .................................   68,571,612     39,710,387      57,375,699     58,491,420
                                                  -----------    -----------     -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............           --             --          14,375         31,059
Payable for policy-related transactions ........    1,461,044         78,002              --             --
                                                  -----------    -----------     -----------    -----------
  Total Liabilities ............................    1,461,044         78,002          14,375         31,059
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    56,432    $     5,476     $    55,301    $    49,078
Net Assets Attributable to Contractowners ......   67,054,136     39,626,909      57,306,023     58,411,283
                                                  -----------    -----------     -----------    -----------
NET ASSETS .....................................  $67,110,568    $39,632,385     $57,361,324    $58,460,361
                                                  ===========    ===========     ===========    ===========


-------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============




                                                               ALLIANCE CONSERVATIVE INVESTORS        ALLIANCE GLOBAL
                                                         ------------------------------------------- -----------------
                                                               2000           1999          1998            2000
                                                         --------------- ------------- ------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   8,384,077   $ 7,166,906   $ 7,360,794   $    1,173,280
 Expenses (Note 3):
  Mortality and expense risk charges ...................      1,285,715     1,244,722     1,136,634        4,131,640
                                                          -------------   -----------   -----------   --------------
NET INVESTMENT INCOME ..................................      7,098,362     5,922,184     6,224,160       (2,958,360)
                                                          -------------   -----------   -----------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      2,550,830     2,045,436     1,432,988       44,316,191
 Realized gain distribution from The Trust .............      4,993,960     9,007,765    10,768,916       66,324,943
                                                          -------------   -----------   -----------   --------------
NET REALIZED GAIN (LOSS) ...............................      7,544,790    11,053,201    12,201,904      110,641,134
                                                          -------------   -----------   -----------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     23,588,372    21,507,963    16,228,145      172,562,362
  End of period ........................................     15,178,245    23,588,372    21,507,963      (74,730,989)
                                                          -------------   -----------   -----------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (8,410,127)    2,080,409     5,279,818     (247,293,351)
                                                          -------------   -----------   -----------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (865,337)   13,133,610    17,481,722     (136,652,217)
                                                          -------------   -----------   -----------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,233,025   $19,055,794   $23,705,882   $ (139,610,577)
                                                          =============   ===========   ===========   ==============




                                                                ALLIANCE GLOBAL
                                                         -----------------------------
                                                               1999           1998
                                                         --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    561,424    $ 5,636,672
 Expenses (Note 3):
  Mortality and expense risk charges ...................     3,438,444      2,777,697
                                                          ------------    -----------
NET INVESTMENT INCOME ..................................    (2,877,020)     2,858,975
                                                          ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    67,795,783     17,406,382
 Realized gain distribution from The Trust .............    44,485,709     33,241,409
                                                          ------------    -----------
NET REALIZED GAIN (LOSS) ...............................   112,281,492     50,647,791
                                                          ------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    83,560,503     46,113,189
  End of period ........................................   172,562,362     83,560,503
                                                          ------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    89,001,859     37,447,314
                                                          ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................   201,283,351     88,095,105
                                                          ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $198,406,331    $90,954,080
                                                          ============    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    ALLIANCE GROWTH AND INCOME
                                                         ------------------------------------------------
                                                               2000             1999            1998
                                                         ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    2,446,807    $   530,384     $   415,436
 Expenses (Note 3):
  Mortality and expense risk charges ...................       1,420,402      1,048,745         668,795
                                                          --------------    -----------     -----------
NET INVESTMENT INCOME ..................................       1,026,405       (518,361)       (253,359)
                                                          --------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      26,185,528        730,688       7,289,936
 Realized gain distribution from The Trust .............      27,698,101     20,855,872      12,146,928
                                                          --------------    -----------     -----------
NET REALIZED GAIN (LOSS) ...............................      53,883,629     21,586,560      19,436,864
                                                          --------------    -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      27,170,239     16,240,511      13,021,603
  End of period ........................................      (7,867,505)    27,170,239      16,240,511
                                                          --------------    -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (35,037,744)    10,929,728       3,218,908
                                                          --------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      18,845,885     32,516,288      22,655,772
                                                          --------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   19,872,290    $31,997,927     $22,402,413
                                                          ==============    ===========     ===========




                                                                                                          ALLIANCE HIGH
                                                                    ALLIANCE GROWTH INVESTORS                 YIELD
                                                         ----------------------------------------------- ----------------
                                                                2000            1999           1998            2000
                                                         ----------------- -------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   21,379,395    $ 17,092,741   $ 18,252,039   $  14,140,763
 Expenses (Note 3):
  Mortality and expense risk charges ...................       6,959,631       6,207,073      5,194,905         730,110
                                                          --------------    ------------   ------------   -------------
NET INVESTMENT INCOME ..................................      14,419,764      10,885,668     13,057,134      13,410,653
                                                          --------------    ------------   ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      16,392,372      15,284,978      7,745,162     (14,615,073)
 Realized gain distribution from The Trust .............      77,354,978     104,658,738     78,060,201              --
                                                          --------------    ------------   ------------   -------------
NET REALIZED GAIN (LOSS) ...............................      93,747,350     119,943,716     85,805,363     (14,615,073)
                                                          --------------    ------------   ------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     288,014,019     167,705,600    115,056,641     (28,742,352)
  End of period ........................................      91,620,347     288,014,021    167,705,600     (39,948,032)
                                                          --------------    ------------   ------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (196,393,672)    120,308,421     52,648,959     (11,205,680)
                                                          --------------    ------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (102,646,322)    240,252,137    138,454,322     (25,820,753)
                                                          --------------    ------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (88,226,558)   $251,137,805   $151,511,456   $ (12,410,100)
                                                          ==============    ============   ============   =============




                                                                ALLIANCE HIGH YIELD
                                                         ---------------------------------
                                                               1999             1998
                                                         ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  17,378,455    $  18,449,747
 Expenses (Note 3):
  Mortality and expense risk charges ...................        889,065        1,007,106
                                                          -------------    -------------
NET INVESTMENT INCOME ..................................     16,489,390       17,442,641
                                                          -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (15,192,553)      (2,344,392)
 Realized gain distribution from The Trust .............        161,999        3,396,523
                                                          -------------    -------------
NET REALIZED GAIN (LOSS) ...............................    (15,030,554)       1,052,131
                                                          -------------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (20,898,854)       8,622,836
  End of period ........................................    (28,742,352)     (20,898,854)
                                                          -------------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (7,843,498)     (29,521,690)
                                                          -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (22,874,052)     (28,469,559)
                                                          -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $  (6,384,662)   $ (11,026,918)
                                                          =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                         ---------------------------------------------
                                                               2000            1999           1998
                                                         --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   4,305,611   $   4,049,521   $3,477,938
 Expenses (Note 3):
  Mortality and expense risk charges ...................        193,617         378,916      350,536
                                                          -------------   -------------   ----------
NET INVESTMENT INCOME ..................................      4,111,994       3,670,605    3,127,402
                                                          -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................         (3,837)       (194,507)      60,260
 Realized gain distribution from The Trust .............             --              --           --
                                                          -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...............................         (3,837)       (194,507)      60,260
                                                          -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     (1,392,487)      2,391,062      868,053
  End of period ........................................      1,175,432      (1,392,487)   2,391,062
                                                          -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................      2,567,919      (3,783,549)   1,523,009
                                                          -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      2,564,082      (3,978,056)   1,583,269
                                                          -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   6,676,076   $    (307,451)  $4,710,671
                                                          =============   =============   ==========




                                                                                                            ALLIANCE MONEY
                                                                      ALLIANCE INTERNATIONAL                    MARKET
                                                         ------------------------------------------------- ----------------
                                                                2000             1999            1998            2000
                                                         ----------------- --------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................   $     367,531     $        --    $     996,913   $   20,530,134
 Expenses (Note 3):
  Mortality and expense risk charges ...................         438,450         321,035          289,066        1,779,469
                                                           -------------     -----------    -------------   --------------
NET INVESTMENT INCOME ..................................         (70,919)       (321,035)         707,847       18,750,665
                                                           -------------     -----------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      (1,758,393)      1,164,532       (3,606,669)      13,088,236
 Realized gain distribution from The Trust .............       6,771,361       1,299,989           10,663          429,300
                                                           -------------     -----------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................       5,012,968       2,464,521       (3,596,006)      13,517,536
                                                           -------------     -----------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      25,291,174       5,502,451       (2,793,834)       1,316,815
  End of period ........................................        (823,983)     25,291,174        5,502,451      (11,436,603)
                                                           -------------     -----------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (26,115,157)     19,788,723        8,296,285      (12,753,418)
                                                           -------------     -----------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................     (21,102,189)     22,253,244        4,700,279          764,118
                                                           -------------     -----------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................   $ (21,173,108)    $21,932,209    $   5,408,126   $   19,514,783
                                                           =============     ===========    =============   ==============




                                                             ALLIANCE MONEY MARKET
                                                         -----------------------------
                                                              1999           1998
                                                         -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................    1,613,234      1,204,220
                                                          -----------    -----------
NET INVESTMENT INCOME ..................................   12,329,959      9,515,464
                                                          -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      517,935       (161,314)
 Realized gain distribution from The Trust .............       10,344          7,750
                                                          -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      528,279       (153,564)
                                                          -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    1,536,450        804,349
  End of period ........................................    1,316,815      1,536,450
                                                          -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (219,635)       732,101
                                                          -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      308,644        578,537
                                                          -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $12,638,603    $10,094,001
                                                          ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          ALLIANCE QUALITY BOND
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- ---------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   27,213,134   $  12,542,857    $10,317,238
 Expenses (Note 3):
  Mortality and expense risk charges .......................       2,318,268       1,329,147      1,106,136
                                                              --------------   -------------    -----------
NET INVESTMENT INCOME ......................................      24,894,866      11,213,710      9,211,102
                                                              --------------   -------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      (1,145,872)     (1,493,664)        34,937
 Realized gain distribution from The Trust .................              --         870,458      4,596,907
                                                              --------------   -------------    -----------
NET REALIZED GAIN (LOSS) ...................................      (1,145,872)       (623,206)     4,631,844
                                                              --------------   -------------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (13,254,094)      3,367,697      2,395,718
  End of period ............................................       8,122,118     (13,254,094)     3,367,697
                                                              --------------   -------------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      21,376,212     (16,621,791)       971,979
                                                              --------------   -------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      20,230,340     (17,244,997)     5,603,823
                                                              --------------   -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   45,125,206   $  (6,031,287)   $14,814,925
                                                              ==============   =============    ===========



                                                                                                                CAPITAL GUARDIAN
                                                                        ALLIANCE SMALL CAP GROWTH                 RESEARCH (B)
                                                             ------------------------------------------------ --------------------
                                                                   2000             1999            1998         2000       1999
                                                             ---------------- --------------- --------------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062   $35,181    $   280
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285     5,502        209
                                                              --------------    -----------    -------------   -------    -------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)   29,679         71
                                                              --------------    -----------    -------------   -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)   30,415      2,810
 Realized gain distribution from The Trust .................      16,396,188             --               --        --         27
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)   30,415      2,837
                                                              --------------    -----------    -------------   -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812    11,093         --
  End of period ............................................     (10,925,952)    24,076,277        8,780,955    20,689     11,093
                                                              --------------    -----------    -------------   -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143     9,596     11,093
                                                              --------------    -----------    -------------   -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622    40,011     13,930
                                                              --------------    -----------    -------------   -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399   $69,690    $14,001
                                                              ==============    ===========    =============   =======    =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                               CAPITAL GUARDIAN
                                                               U.S. EQUITY (B)
                                                             --------------------
                                                                2000       1999
                                                             ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................    5,877        378
                                                              -------    -------
NET INVESTMENT INCOME ......................................   28,254        781
                                                              -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................   16,165        451
 Realized gain distribution from The Trust .................    5,315      1,508
                                                              -------    -------
NET REALIZED GAIN (LOSS) ...................................   21,480      1,959
                                                              -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   17,325         --
  End of period ............................................   24,324     17,325
                                                              -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    6,999     17,325
                                                              -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   28,479     19,284
                                                              -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $56,733    $20,065
                                                              =======    =======



                                                                                                                  EQ/ALLIANCE
                                                                                                                 PREMIER GROWTH
                                                                            EQ/AGGRESSIVE STOCK                       (A)
                                                             -------------------------------------------------- ----------------
                                                                    2000             1999            1998             2000
                                                             ----------------- --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    3,434,784    $   3,163,286   $    4,461,389   $   2,922,865
 Expenses (Note 3):
  Mortality and expense risk charges .......................       5,519,701        5,481,701        5,581,296       2,519,013
                                                              --------------    -------------   --------------   -------------
NET INVESTMENT INCOME ......................................      (2,084,917)      (2,318,415)      (1,119,907)        403,852
                                                              --------------    -------------   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      67,261,897      (27,888,194)     (39,688,312)      1,799,789
 Realized gain distribution from The Trust .................      62,772,904       61,642,419       46,528,461              --
                                                              --------------    -------------   --------------   -------------
NET REALIZED GAIN (LOSS) ...................................     130,034,801       33,754,225        6,840,149       1,799,789
                                                              --------------    -------------   --------------   -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     158,809,890       26,715,214       32,695,620       5,068,707
  End of period ............................................    (102,414,737)     158,809,890       26,715,214     (78,280,856)
                                                              --------------    -------------   --------------   -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (261,224,627)     132,094,676       (5,980,406)    (83,349,563)
                                                              --------------    -------------   --------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (131,189,826)     165,848,901          859,743     (81,549,774)
                                                              --------------    -------------   --------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (133,274,743)   $ 163,530,486   $     (260,164)  $ (81,145,922)
                                                              ==============    =============   ==============   =============




                                                              EQ/ALLIANCE       EQ/ALLIANCE
                                                             PREMIER GROWTH    PREMIER GROW
                                                                   (A)               (A)
                                                             --------------    ----------------
                                                                  1999                2000
                                                             --------------    -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $   30,540        $          --
 Expenses (Note 3):
  Mortality and expense risk charges .......................       63,730               76,288
                                                               ----------        -------------
NET INVESTMENT INCOME ......................................      (33,190)             (76,288)
                                                               ----------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       83,605             (506,295)
 Realized gain distribution from The Trust .................      106,890                   --
                                                               ----------        -------------
NET REALIZED GAIN (LOSS) ...................................      190,495             (506,295)
                                                               ----------        -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                   --
  End of period ............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    5,068,707          (10,564,821)
                                                               ----------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    5,259,202          (11,071,116)
                                                               ----------        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $5,226,012        $ (11,147,404)
                                                               ==========        =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/AXP           EQ/AXP
                                                                    NEW           STRATEGY
                                                              DIMENSIONS (D)   AGGRESSIVE (D)
                                                             ---------------- ----------------
                                                                   2000             2000
                                                             ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................    $   1,043        $      742
 Expenses (Note 3):
  Mortality and expense risk charges .......................          240               694
                                                                ---------        ----------
NET INVESTMENT INCOME ......................................          803                48
                                                                ---------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (1,822)         (145,965)
 Realized gain distribution from The Trust .................           --                --
                                                                ---------        ----------
NET REALIZED GAIN (LOSS) ...................................       (1,822)         (145,965)
                                                                ---------        ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --                --
  End of period ............................................      (97,042)         (200,326)
                                                                ---------        ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      (97,042)         (200,326)
                                                                ---------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (98,864)         (346,291)
                                                                ---------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................    $ (98,061)       $ (346,243)
                                                                =========        ==========



                                                                                                               EQ EQUITY 500
                                                                               EQ/BALANCED                         INDEX
                                                             ----------------------------------------------- -----------------
                                                                    2000            1999           1998             2000
                                                             ----------------- -------------- -------------- -----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    17,202,195   $14,371,360    $12,467,646    $    4,807,410
 Expenses (Note 3):
  Mortality and expense risk charges .......................        3,249,089     3,107,759      2,765,767         3,730,581
                                                              ---------------   -----------    -----------    --------------
NET INVESTMENT INCOME ......................................       13,953,106    11,263,601      9,701,879         1,076,829
                                                              ---------------   -----------    -----------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        7,620,389     9,085,444      2,733,445       125,289,487
 Realized gain distribution from The Trust .................       84,212,310    50,638,464     41,525,872        29,072,151
                                                              ---------------   -----------    -----------    --------------
NET REALIZED GAIN (LOSS) ...................................       91,832,699    59,723,908     44,259,317       154,361,638
                                                              ---------------   -----------    -----------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       93,235,951    81,344,863     60,878,286       228,753,607
  End of period ............................................      (22,398,654)   93,235,951     81,344,863        (2,382,811)
                                                              ---------------   -----------    -----------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (115,634,605)   11,891,088     20,466,577      (231,136,418)
                                                              ---------------   -----------    -----------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      (23,801,906)   71,614,996     64,725,894       (76,774,780)
                                                              ---------------   -----------    -----------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (9,848,800)  $82,878,597    $74,427,773    $  (75,697,951)
                                                              ===============   ===========    ===========    ==============




                                                                  EQ EQUITY 500 INDEX
                                                             ------------------------------
                                                                   1999           1998
                                                             --------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges .......................     3,729,959       1,862,376
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................     3,845,396       2,095,841
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    21,008,249       5,460,381
 Realized gain distribution from The Trust .................     6,196,508         128,151
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................    27,204,757       5,588,532
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   136,665,316      63,055,426
  End of period ............................................   228,753,607     136,665,316
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    92,088,291      73,609,890
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   119,293,048      79,198,422
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $123,138,444    $ 81,294,263
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                        EQ/EVERGREEN
                                                               EQ/EVERGREEN (A)        FOUNDATION (A)
                                                             --------------------- -----------------------
                                                                 2000       1999       2000        1999
                                                             ------------ -------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   1,189    $   99   $   3,428   $     31
 Expenses (Note 3):
  Mortality and expense risk charges .......................      1,838        18         582          2
                                                              ---------    ------   ---------   --------
NET INVESTMENT INCOME ......................................       (649)       81       2,846         29
                                                              ---------    ------   ---------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (18,345)       20         192        302
 Realized gain distribution from The Trust .................         --        --          --         --
                                                              ---------    ------   ---------   --------
NET REALIZED GAIN (LOSS) ...................................    (18,345)       20         192        302
                                                              ---------    ------   ---------   --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      1,450        --      (1,505)        --
  End of period ............................................    (45,630)    1,450     (14,508)    (1,505)
                                                              ---------    ------   ---------   --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (47,080)    1,450     (13,003)    (1,505)
                                                              ---------    ------   ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (65,425)    1,470     (12,811)    (1,203)
                                                              ---------    ------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (66,074)   $1,551   $  (9,965)  $ (1,174)
                                                              =========    ======   =========   ========



                                                                EQ/JANUS
                                                                LARGE CAP
                                                               GROWTH (D)             EQ/PUTNAM BALANCED
                                                             -------------- ---------------------------------------
                                                                  2000           2000          1999         1998
                                                             -------------- ------------- ------------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $    4,295    $   281,532   $   42,372    $ 111,099
 Expenses (Note 3):
  Mortality and expense risk charges .......................        2,998         39,490       39,416       18,744
                                                               ----------    -----------   ----------    ---------
NET INVESTMENT INCOME ......................................        1,297        242,042        2,956       92,355
                                                               ----------    -----------   ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (3,341)       (90,479)     185,026      348,952
 Realized gain distribution from The Trust .................           --             --      447,013       71,044
                                                               ----------    -----------   ----------    ---------
NET REALIZED GAIN (LOSS) ...................................       (3,341)       (90,479)     632,039      419,996
                                                               ----------    -----------   ----------    ---------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --       (492,259)     259,883      270,233
  End of period ............................................     (280,573)        62,000     (492,259)     259,883
                                                               ----------    -----------   ----------    ---------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (280,573)       554,259     (752,142)     (10,350)
                                                               ----------    -----------   ----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (283,914)       463,780     (120,103)     409,646
                                                               ----------    -----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (282,617)   $   705,822   $ (117,147)   $ 502,001
                                                               ==========    ===========   ==========    =========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    EQ/PUTNAM GROWTH & INCOME VALUE
                                                             ---------------------------------------------
                                                                   2000            1999           1998
                                                             --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995
                                                              -------------   -------------   ----------
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004
                                                              -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398
 Realized gain distribution from The Trust .................             --       1,499,307      130,047
                                                              -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445
                                                              -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,796)      1,160,602      269,561
  End of period ............................................        306,904      (1,472,796)   1,160,602
                                                              -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041
                                                              -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486
                                                              -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490
                                                              =============   =============   ==========




                                                              FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                             ---------------- -----------------------------------------------
                                                                   2000             2000            1999            1998
                                                             ---------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $ 2,614      $     355,229   $      67,108   $    171,716
 Expenses (Note 3):
  Mortality and expense risk charges .......................          895            171,556         180,999        168,543
                                                                  -------      -------------   -------------   ------------
NET INVESTMENT INCOME ......................................        1,719            183,673        (113,891)         3,173
                                                                  -------      -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       22,280           (925,533)     (1,591,217)      (142,969)
 Realized gain distribution from The Trust .................           --                 --              --             --
                                                                  -------      -------------   -------------   ------------
NET REALIZED GAIN (LOSS) ...................................       22,280           (925,533)     (1,591,217)      (142,969)
                                                                  -------      -------------   -------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --         (2,294,881)     (4,215,340)      (228,709)
  End of period ............................................       45,777             60,924      (2,294,881)    (4,215,340)
                                                                  -------      -------------   -------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................       45,777          2,355,805       1,920,459     (3,986,631)
                                                                  -------      -------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       68,057          1,430,272         329,242     (4,129,600)
                                                                  -------      -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $69,776      $   1,613,945   $     215,351   $ (4,126,427)
                                                                  =======      =============   =============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    MERCURY BASIC VALUE EQUITY
                                                             -----------------------------------------
                                                                  2000          1999          1998
                                                             ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $2,558,007    $  468,257    $   192,441
 Expenses (Note 3):
  Mortality and expense risk charges .......................     229,991       153,456         66,427
                                                              ----------    ----------    -----------
NET INVESTMENT INCOME ......................................   2,328,016       314,801        126,014
                                                              ----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     622,843       426,168        207,032
 Realized gain distribution from The Trust .................   2,512,090     1,963,197        667,083
                                                              ----------    ----------    -----------
NET REALIZED GAIN (LOSS) ...................................   3,134,933     2,389,365        874,115
                                                              ----------    ----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................   1,270,622       (91,959)       135,003
  End of period ............................................   1,350,642     1,270,622        (91,959)
                                                              ----------    ----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      80,020     1,362,581       (226,962)
                                                              ----------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   3,214,953     3,751,946        647,153
                                                              ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $5,542,969    $4,066,747    $   773,167
                                                              ==========    ==========    ===========




                                                                                                       MFS EMERGING
                                                                     MERCURY WORLD STRATEGY          GROWTH COMPANIES
                                                             --------------------------------------- ----------------
                                                                   2000         1999        1998           2000
                                                             --------------- ---------- ------------ ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     151,922   $ 41,786   $  36,750    $    6,008,229
 Expenses (Note 3):
  Mortality and expense risk charges .......................         23,577     18,905      12,469         1,768,620
                                                              -------------   --------   ---------    --------------
NET INVESTMENT INCOME ......................................        128,345     22,881      24,281         4,239,609
                                                              -------------   --------   ---------    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................        170,040    197,727      19,432        28,942,316
 Realized gain distribution from The Trust .................        378,839     67,733          --        13,303,804
                                                              -------------   --------   ---------    --------------
NET REALIZED GAIN (LOSS) ...................................        548,879    265,460      19,432        42,246,120
                                                              -------------   --------   ---------    --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................        853,470    187,734     (37,926)       77,077,961
  End of period ............................................       (570,473)   853,470     187,734       (44,031,797)
                                                              -------------   --------   ---------    --------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (1,423,943)   665,736     225,660      (121,109,758)
                                                              -------------   --------   ---------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       (875,064)   931,196     245,092       (78,863,638)
                                                              -------------   --------   ---------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $    (746,719)  $954,077   $ 269,373    $  (74,624,029)
                                                              =============   ========   =========    ==============




                                                              MFS EMERGING GROWTH COMPANIES
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       640,976         157,484
                                                               -----------     -----------
NET INVESTMENT INCOME ......................................      (640,976)       (156,515)
                                                               -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    13,577,250       4,270,964
 Realized gain distribution from The Trust .................     3,969,879              --
                                                               -----------     -----------
NET REALIZED GAIN (LOSS) ...................................    17,547,129       4,270,964
                                                               -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     6,996,177         171,320
  End of period ............................................    77,077,961       6,996,177
                                                               -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    70,081,784       6,824,857
                                                               -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    87,628,913      11,095,821
                                                               -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $86,987,937     $10,939,306
                                                               ===========     ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              MFS GROWTH WITH INCOME
                                                                       (A)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======


                                                                                                           MORGAN STANLEY
                                                                                                          EMERGING MARKETS
                                                                             MFS RESEARCH                      EQUITY
                                                             -------------------------------------------- ----------------
                                                                   2000           1999          1998            2000
                                                             --------------- ------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137    $   3,734,636
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044          225,716
                                                              -------------   -----------    ----------    -------------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)       3,508,920
                                                              -------------   -----------    ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412        3,112,222
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --        1,317,840
                                                              -------------   -----------    ----------    -------------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412        4,430,062
                                                              -------------   -----------    ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382       11,044,586
  End of period ............................................     (7,080,452)   10,033,987     3,313,063      (25,157,275)
                                                              -------------   -----------    ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681      (36,201,861)
                                                              -------------   -----------    ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093      (31,771,799)
                                                              -------------   -----------    ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186    $ (28,262,879)
                                                              =============   ===========    ==========    =============




                                                             MORGAN STANLEY EMERGING MARKETS
                                                                          EQUITY
                                                             -------------------------------
                                                                   1999            1998
                                                             --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        66,405          23,921
                                                              ------------    ------------
NET INVESTMENT INCOME ......................................       (66,405)         13,319
                                                              ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       363,825        (637,290)
 Realized gain distribution from The Trust .................       394,053              --
                                                              ------------    ------------
NET REALIZED GAIN (LOSS) ...................................       757,878        (637,290)
                                                              ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (2,942,633)     (1,079,388)
  End of period ............................................    11,044,586      (2,942,633)
                                                              ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    13,987,219      (1,863,245)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    14,745,097      (2,500,535)
                                                              ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ 14,678,692    $ (2,487,216)
                                                              ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    T. ROWE PRICE INTERNATIONAL STOCK
                                                             -----------------------------------------------
                                                                    2000             1999           1998
                                                             ----------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................   $      19,551     $   192,580    $  258,382
 Expenses (Note 3):
  Mortality and expense risk charges .......................         299,185         200,684       119,672
                                                               -------------     -----------    ----------
NET INVESTMENT INCOME ......................................        (279,634)         (8,104)      138,710
                                                               -------------     -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       2,210,907       4,626,661       354,551
 Realized gain distribution from The Trust .................       4,843,178         583,215           268
                                                               -------------     -----------    ----------
NET REALIZED GAIN (LOSS) ...................................       7,054,085       5,209,876       354,819
                                                               -------------     -----------    ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................       9,345,381       1,603,083      (820,718)
  End of period ............................................      (8,561,011)      9,345,381     1,603,083
                                                               -------------     -----------    ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (17,906,392)      7,742,298     2,423,801
                                                               -------------     -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (10,852,307)     12,952,174     2,778,620
                                                               -------------     -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................   $ (11,131,941)    $12,944,070    $2,917,330
                                                               =============     ===========    ==========




                                                                     T. ROWE PRICE EQUITY INCOME
                                                             -------------------------------------------
                                                                  2000           1999           1998
                                                             ------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $1,568,689    $     998,227   $  722,954
 Expenses (Note 3):
  Mortality and expense risk charges .......................     268,769          272,123      173,802
                                                              ----------    -------------   ----------
NET INVESTMENT INCOME ......................................   1,299,920          726,104      549,152
                                                              ----------    -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................    (365,894)         655,822      341,473
 Realized gain distribution from The Trust .................   2,739,322        2,081,914      930,853
                                                              ----------    -------------   ----------
NET REALIZED GAIN (LOSS) ...................................   2,373,428        2,737,736    1,272,326
                                                              ----------    -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................    (952,652)       1,585,616    1,073,548
  End of period ............................................   1,642,032         (952,652)   1,585,616
                                                              ----------    -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................   2,594,684       (2,538,268)     512,068
                                                              ----------    -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................   4,968,112          199,468    1,784,394
                                                              ----------    -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $6,268,032    $     925,572   $2,333,546
                                                              ==========    =============   ==========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============



                                                         ALLIANCE CONSERVATIVE INVESTORS           ALLIANCE GLOBAL
                                                ------------------------------------------------- -----------------
                                                      2000            1999             1998              2000
                                                --------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   7,098,362   $   5,922,184    $   6,224,160    $    (2,958,360)
 Net realized gain (loss) .....................      7,544,790      11,053,201       12,201,904        110,641,134
 Change in unrealized appreciation
  (depreciation) on investments ...............     (8,410,127)      2,080,409        5,279,818       (247,293,351)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      6,233,025      19,055,794       23,705,882       (139,610,577)
                                                 -------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,160,805      27,333,794       26,438,125         80,791,023
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,432,874)    (25,964,810)     (23,690,706)       (58,589,514)
 Net transfers among funds and
  guaranteed interest account .................    (10,650,530)     (4,292,515)      (6,267,736)          (873,557)
                                                 -------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (7,922,599)     (2,923,531)      (3,520,317)        21,327,952
                                                 -------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         18,798        (195,000)        (365,872)          (223,279)
                                                 -------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (1,670,776)     15,937,263       19,819,693       (118,505,904)
NET ASSETS
 BEGINNING OF PERIOD ..........................    218,100,963     202,163,700      182,344,007        724,902,234
                                                 -------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $ 216,430,187   $ 218,100,963    $ 202,163,700    $   606,396,330
                                                 =============   =============    =============    ===============




                                                         ALLIANCE GLOBAL
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  (2,877,020)   $   2,858,975
 Net realized gain (loss) .....................    112,281,492       50,647,791
 Change in unrealized appreciation
  (depreciation) on investments ...............     89,001,859       37,447,314
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    198,406,331       90,954,080
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     71,950,825       78,722,218
 Benefits and other policy-related
  transactions (Note 3) .......................    (63,170,211)     (52,796,664)
 Net transfers among funds and
  guaranteed interest account .................     (8,015,060)     (21,919,102)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        765,554        4,006,452
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         23,216         (854,897)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    199,195,101       94,105,635
NET ASSETS
 BEGINNING OF PERIOD ..........................    525,707,133      431,601,498
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 724,902,234    $ 525,707,133
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                            ALLIANCE GROWTH AND INCOME
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   1,026,405    $    (518,361)   $    (253,359)
 Net realized gain (loss) .....................     53,883,629       21,586,560       19,436,864
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,037,744)      10,929,728        3,218,908
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     19,872,290       31,997,927       22,402,413
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     51,375,171       43,151,141       30,251,270
 Benefits and other policy-related
  transactions (Note 3) .......................    (26,855,602)     (19,321,951)     (12,461,722)
 Net transfers among funds and
  guaranteed interest account .................     18,026,255       25,186,273       23,343,531
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     42,545,824       49,015,463       41,133,079
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         29,752         (144,843)        (617,058)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     62,447,866       80,868,547       62,918,434
NET ASSETS
 BEGINNING OF PERIOD ..........................    232,319,649      151,451,102       88,532,668
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 294,767,515    $ 232,319,649    $ 151,451,102
                                                 =============    =============    =============




                                                                                                      ALLIANCE HIGH
                                                             ALLIANCE GROWTH INVESTORS                    YIELD
                                                ---------------------------------------------------- ----------------
                                                       2000              1999             1998             2000
                                                ----------------- ----------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   14,419,764    $   10,885,668    $  13,057,134    $  13,410,653
 Net realized gain (loss) .....................      93,747,350       119,943,716       85,805,363      (14,615,073)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (196,393,672)      120,308,421       52,648,959      (11,205,680)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (88,226,558)      251,137,805      151,511,456      (12,410,100)
                                                 --------------    --------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     114,476,090       118,892,312      128,264,748       24,114,311
 Benefits and other policy-related
  transactions (Note 3) .......................     (98,138,415)     (114,804,492)     (99,015,298)     (16,217,496)
 Net transfers among funds and
  guaranteed interest account .................     (18,160,356)      (15,949,611)     (25,554,600)     (21,187,150)
                                                 --------------    --------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (1,822,681)      (11,861,791)       3,694,850      (13,290,335)
                                                 --------------    --------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          48,135          (471,570)        (418,319)      (2,037,976)
                                                 --------------    --------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (90,001,104)      238,804,444      154,787,987      (27,738,411)
NET ASSETS
 BEGINNING OF PERIOD ..........................   1,216,892,349       978,087,905      823,299,918      149,834,482
                                                 --------------    --------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $1,126,891,245    $1,216,892,349    $ 978,087,905    $ 122,096,071
                                                 ==============    ==============    =============    =============




                                                       ALLIANCE HIGH YIELD
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............     (7,843,498)     (29,521,690)
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (6,384,662)     (11,026,918)
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (25,281,076)       2,677,159
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (16,297,546)      18,891,177
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      2,143,697         (832,263)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    170,372,993      163,340,997
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 149,834,482    $ 170,372,993
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    4,111,994   $  3,670,605    $  3,127,402
 Net realized gain (loss) .....................          (3,837)      (194,507)         60,260
 Change in unrealized appreciation
  (depreciation) on investments ...............       2,567,919     (3,783,549)      1,523,009
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................       6,676,076       (307,451)      4,710,671
                                                 --------------   ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      10,221,162     16,691,635      11,828,290
 Benefits and other policy-related
  transactions (Note 3) .......................      (7,227,942)    (8,904,461)     (9,081,050)
 Net transfers among funds and
  guaranteed interest account .................     (12,624,593)    (3,762,164)      9,141,659
                                                 --------------   ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (9,631,373)     4,025,010      11,888,899
                                                 --------------   ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (592,639)       184,107        (335,126)
                                                 --------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............      (3,547,936)     3,901,666      16,264,444
NET ASSETS
 BEGINNING OF PERIOD ..........................      78,874,339     74,972,673      58,708,229
                                                 --------------   ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $   75,326,403   $ 78,874,339    $ 74,972,673
                                                 ==============   ============    ============




                                                            ALLIANCE INTERNATIONAL                    ALLIANCE MONEY MARKET
                                                ----------------------------------------------- ----------------------------------
                                                      2000            1999            1998             2000             1999
                                                ---------------- -------------- --------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (70,919)  $   (321,035)  $    707,847    $    18,750,665   $  12,329,959
 Net realized gain (loss) .....................       5,012,968      2,464,521     (3,596,006)        13,517,536         528,279
 Change in unrealized appreciation
  (depreciation) on investments ...............     (26,115,157)    19,788,723      8,296,285        (12,753,418)       (219,635)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................     (21,173,108)    21,932,209      5,408,126         19,514,783      12,638,603
                                                 --------------   ------------   ------------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      14,728,538     11,367,096     13,567,993        261,734,365     231,007,033
 Benefits and other policy-related
  transactions (Note 3) .......................      (6,183,460)    (6,261,836)    (5,406,284)       (64,400,152)    (63,463,349)
 Net transfers among funds and
  guaranteed interest account .................       8,264,334     (5,340,816)    (4,357,456)      (159,392,173)    (91,919,848)
                                                 --------------   ------------   ------------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      16,809,412       (235,556)     3,804,253         37,942,040      75,623,836
                                                 --------------   ------------   ------------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          16,024        (49,840)      (109,052)        (2,047,311)      1,075,796
                                                 --------------   ------------   ------------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............      (4,347,672)    21,646,813      9,103,327         55,409,512      89,338,235
NET ASSETS
 BEGINNING OF PERIOD ..........................      76,881,755     55,234,942     46,131,615        344,428,377     255,090,142
                                                 --------------   ------------   ------------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   72,534,083   $ 76,881,755   $ 55,234,942    $   399,837,889   $ 344,428,377
                                                 ==============   ============   ============    ===============   =============




                                                 ALLIANCE MONEY
                                                      MARKET
                                                -----------------
                                                       1998
                                                -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     9,515,464
 Net realized gain (loss) .....................         (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............          732,101
                                                 ---------------
 Net increase (decrease) in net assets from
  operations ..................................       10,094,001
                                                 ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (128,607,686)
                                                 ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       59,630,372
                                                 ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (387,161)
                                                 ---------------
INCREASE (DECREASE) IN NET ASSETS .............       69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      185,752,930
                                                 ---------------
NET ASSETS
 END OF PERIOD ................................  $   255,090,142
                                                 ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                              ALLIANCE QUALITY BOND
                                                -------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  24,894,866    $  11,213,710    $  9,211,102
 Net realized gain (loss) .....................     (1,145,872)        (623,206)      4,631,844
 Change in unrealized appreciation
  (depreciation) on investments ...............     21,376,212      (16,621,791)        971,979
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     45,125,206       (6,031,287)     14,814,925
                                                 -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     14,531,506       19,416,861      14,952,560
 Benefits and other policy-related
  transactions (Note 3) .......................    (11,117,359)      (9,082,840)     (5,388,113)
 Net transfers among funds and
  guaranteed interest account .................    172,786,920        1,195,276      49,220,715
                                                 -------------    -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    176,201,067       11,529,297      58,785,162
                                                 -------------    -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        346,180         (553,219)       (402,883)
                                                 -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    221,672,453        4,944,791      73,197,204
NET ASSETS
 BEGINNING OF PERIOD ..........................    233,904,432      228,959,641     155,762,437
                                                 -------------    -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 455,576,885    $ 233,904,432    $228,959,641
                                                 =============    =============    ============




                                                                                               CAPITAL GUARDIAN RESEARCH
                                                          ALLIANCE SMALL CAP GROWTH                       (B)
                                                ---------------------------------------------- --------------------------
                                                      2000            1999           1998           2000         1999
                                                ---------------- -------------- -------------- ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)  $   29,679     $     71
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)      30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143        9,596       11,093
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399       69,690       14,001
                                                 -------------    ------------   ------------   ----------     --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783      711,351       63,883
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)    (181,366)        (503)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596    2,253,279      115,765
                                                 -------------    ------------   ------------   ----------     --------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764    2,783,264      179,145
                                                 -------------    ------------   ------------   ----------     --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)       5,042          209
                                                 -------------    ------------   ------------   ----------     --------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002    2,857,996      193,355
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929      193,355           --
                                                 -------------    ------------   ------------   ----------     --------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931   $3,051,351     $193,355
                                                 =============    ============   ============   ==========     ========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                  CAPITAL GUARDIAN U.S.
                                                        EQUITY (B)                          EQ/AGGRESSIVE STOCK
                                                -------------------------- ------------------------------------------------------
                                                     2000         1999            2000              1999               1998
                                                ------------- ------------ ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   28,254    $     781    $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      21,480        1,959        130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............       6,999       17,325       (261,224,627)      132,094,676         (5,980,406)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................      56,733       20,065       (133,274,743)      163,530,486           (260,164)
                                                 ----------    ---------    ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     536,209      115,934        122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................    (152,937)     (15,128)       (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................   1,033,573      390,588       (113,067,315)     (113,016,006)       (43,660,488)
                                                 ----------    ---------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................   1,416,845      491,394        (85,600,383)      (84,876,600)        13,688,848
                                                 ----------    ---------    ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       5,455          378         (2,562,254)        2,197,124           (541,559)
                                                 ----------    ---------    ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............   1,479,033      511,837       (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................     511,837           --      1,052,045,063       971,194,053        958,306,928
                                                 ----------    ---------    ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $1,990,870    $ 511,837    $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ==========    =========    ===============    ==============    ===============




                                                 EQ/ALLIANCE PREMIER GROWTH (A)
                                                --------------------------------
                                                      2000             1999
                                                ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)
 Net realized gain (loss) .....................      1,799,789         190,495
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012
                                                 -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847
                                                 -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443
                                                 -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902
                                                 -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --
                                                 -------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357
                                                 =============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/AXP           EQ/AXP
                                                   EQ/ALLIANCE          NEW           STRATEGY
                                                 TECHNOLOGY (C)   DIMENSIONS (D)   AGGRESSIVE (D)
                                                ---------------- ---------------- ----------------
                                                      2000             2000             2000
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      (76,288)    $     803       $        48
 Net realized gain (loss) .....................        (506,295)       (1,822)         (145,965)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (10,564,821)      (97,042)         (200,326)
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     (11,147,404)      (98,061)         (346,243)
                                                 --------------     ---------       -----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       7,114,732        25,593            25,666
 Benefits and other policy-related
  transactions (Note 3) .......................      (1,584,828)       (2,140)           (2,638)
 Net transfers among funds and
  guaranteed interest account .................      40,543,591       354,422           564,195
                                                 --------------     ---------       -----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      46,073,495       377,875           587,223
                                                 --------------     ---------       -----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         426,287       500,242           500,694
                                                 --------------     ---------       -----------
INCREASE (DECREASE) IN NET ASSETS .............      35,352,378       780,056           741,674
NET ASSETS
 BEGINNING OF PERIOD ..........................              --            --                --
                                                 --------------     ---------       -----------
NET ASSETS
 END OF PERIOD ................................  $   35,352,378     $ 780,056       $   741,674
                                                 ==============     =========       ===========




                                                                                                      EQ EQUITY 500
                                                                    EQ/BALANCED                           INDEX
                                                --------------------------------------------------- -----------------
                                                       2000             1999             1998              2000
                                                ----------------- ---------------- ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    13,953,106   $  11,263,601    $   9,701,879    $     1,076,829
 Net realized gain (loss) .....................       91,832,699      59,723,908       44,259,317        154,361,638
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,634,605)     11,891,088       20,466,577       (231,136,418)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       (9,848,800)     82,878,597       74,427,773        (75,697,951)
                                                 ---------------   -------------    -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       43,380,686      45,762,044       46,234,769        141,841,978
 Benefits and other policy-related
  transactions (Note 3) .......................      (49,010,326)    (55,698,939)     (48,368,610)       (68,629,444)
 Net transfers among funds and
  guaranteed interest account .................      (18,801,218)    (25,094,055)      (4,765,223)      (188,630,273)
                                                 ---------------   -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (24,430,858)    (35,030,950)      (6,899,064)      (115,417,739)
                                                 ---------------   -------------    -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         (657,407)         34,900         (601,644)           249,927
                                                 ---------------   -------------    -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............      (34,937,065)     47,882,547       66,927,065       (190,865,763)
NET ASSETS
 BEGINNING OF PERIOD ..........................      546,711,558     498,829,011      431,901,946        850,304,536
                                                 ---------------   -------------    -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   511,774,493   $ 546,711,558    $ 498,829,011    $   659,438,773
                                                 ===============   =============    =============    ===============




                                                       EQ EQUITY 500 INDEX
                                                ---------------------------------
                                                      1999             1998
                                                ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................     27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     92,088,291       73,609,890
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    123,138,444       81,294,263
                                                 -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................    (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................    222,120,321       74,806,928
                                                 -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    284,550,492      122,441,002
                                                 -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (1,148,745)        (430,965)
                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................    443,764,345      240,460,045
                                                 -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 850,304,536    $ 443,764,345
                                                 =============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/EVERGREEN
                                                   EQ/EVERGREEN (A)          FOUNDATION (A)
                                                ----------------------- ------------------------
                                                    2000        1999        2000         1999
                                                ------------ ---------- ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (649)   $    81    $   2,846    $      29
 Net realized gain (loss) .....................    (18,345)        20          192          302
 Change in unrealized appreciation
  (depreciation) on investments ...............    (47,080)     1,450      (13,003)      (1,505)
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  operations ..................................    (66,074)     1,551       (9,965)      (1,174)
                                                 ---------    -------    ---------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    170,085      6,341       76,531           93
 Benefits and other policy-related
  transactions (Note 3) .......................    (40,582)      (434)     (12,610)         (53)
 Net transfers among funds and
  guaranteed interest account .................    389,449     21,204      182,282        2,377
                                                 ---------    -------    ---------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................    518,952     27,111      246,203        2,417
                                                 ---------    -------    ---------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      1,805         18        3,958        1,605
                                                 ---------    -------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS .............    454,683     28,680      240,196        2,848
NET ASSETS
 BEGINNING OF PERIOD ..........................     28,680         --        2,848           --
                                                 ---------    -------    ---------    ---------
NET ASSETS
 END OF PERIOD ................................  $ 483,363    $28,680    $ 243,044    $   2,848
                                                 =========    =======    =========    =========




                                                   EQ/JANUS
                                                   LARGE CAP
                                                  GROWTH (D)                EQ/PUTNAM BALANCED
                                                -------------- ---------------------------------------------
                                                     2000            2000           1999           1998
                                                -------------- --------------- ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,297    $     242,042   $    2,956    $      92,355
 Net realized gain (loss) .....................       (3,341)         (90,479)     632,039          419,996
 Change in unrealized appreciation
  (depreciation) on investments ...............     (280,573)         554,259     (752,142)         (10,350)
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (282,617)         705,822     (117,147)         502,001
                                                  ----------    -------------   ----------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      531,995        2,500,056    2,976,182        1,733,126
 Benefits and other policy-related
  transactions (Note 3) .......................      (28,461)      (1,284,376)    (738,901)        (429,944)
 Net transfers among funds and
  guaranteed interest account .................    3,230,829       (1,027,773)     381,163        2,537,998
                                                  ----------    -------------   ----------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    3,734,363          187,907    2,618,444        3,841,180
                                                  ----------    -------------   ----------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      502,998             (437)     (79,687)      (2,292,055)
                                                  ----------    -------------   ----------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    3,954,744          893,292    2,421,610        2,051,126
NET ASSETS
 BEGINNING OF PERIOD ..........................           --        8,431,103    6,009,493        3,958,367
                                                  ----------    -------------   ----------    -------------
NET ASSETS
 END OF PERIOD ................................   $3,954,744    $   9,324,395   $8,431,103    $   6,009,493
                                                  ==========    =============   ==========    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/PUTNAM GROWTH & INCOME VALUE
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255
                                                 ============    ============    ============



                                                 FI MID CAP (D)              FI SMALL/MID CAP VALUE
                                                ---------------- ----------------------------------------------
                                                      2000             2000           1999            1998
                                                ---------------- --------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................    $    1,719     $    183,673    $   (113,891)  $      3,173
 Net realized gain (loss) .....................        22,280         (925,533)     (1,591,217)      (142,969)
 Change in unrealized appreciation
  (depreciation) on investments ...............        45,777        2,355,805       1,920,459     (3,986,631)
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................        69,776        1,613,945         215,351     (4,126,427)
                                                   ----------     ------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................       366,696        8,252,522      11,009,658     13,378,658
 Benefits and other policy-related
  transactions (Note 3) .......................       (11,914)      (3,957,634)     (4,607,292)    (4,042,103)
 Net transfers among funds and
  guaranteed interest account .................     1,093,460       (4,015,926)     (7,372,698)     7,112,708
                                                   ----------     ------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,448,242          278,962        (970,332)    16,449,263
                                                   ----------     ------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       500,894          (14,691)        (23,731)      (622,058)
                                                   ----------     ------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     2,018,912        1,878,216        (778,712)    11,700,778
NET ASSETS
 BEGINNING OF PERIOD ..........................            --       35,948,213      36,726,925     25,026,147
                                                   ----------     ------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................    $2,018,912     $ 37,826,429    $ 35,948,213   $ 36,726,925
                                                   ==========     ============    ============   ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                          MERCURY BASIC VALUE EQUITY
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  2,328,016    $    314,801    $    126,014
 Net realized gain (loss) .....................     3,134,933       2,389,365         874,115
 Change in unrealized appreciation
  (depreciation) on investments ...............        80,020       1,362,581        (226,962)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     5,542,969       4,066,747         773,167
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    14,274,696      10,931,366       6,388,355
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,317,905)     (3,171,744)     (1,430,414)
 Net transfers among funds and
  guaranteed interest account .................      (709,168)      7,845,599       8,794,685
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     8,247,623      15,605,221      13,752,626
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,113)        (43,053)     (1,392,853)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............    13,788,479      19,628,915      13,132,940
NET ASSETS
 BEGINNING OF PERIOD ..........................    39,790,309      20,161,394       7,028,454
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 53,578,788    $ 39,790,309    $ 20,161,394
                                                 ============    ============    ============



                                                           MERCURY WORLD STRATEGY              MFS EMERGING GROWTH COMPANIES
                                                -------------------------------------------- ----------------------------------
                                                      2000           1999           1998            2000             1999
                                                --------------- -------------- ------------- ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     128,345    $   22,881    $   24,281    $     4,239,609   $    (640,976)
 Net realized gain (loss) .....................        548,879       265,460        19,432         42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,423,943)      665,736       225,660       (121,109,758)     70,081,784
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ..................................       (746,719)      954,077       269,373        (74,624,029)     86,987,937
                                                 -------------    ----------    ----------    ---------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      1,503,266     1,304,821     1,050,984         70,287,748      32,825,036
 Benefits and other policy-related
  transactions (Note 3) .......................       (660,475)     (511,416)     (294,100)       (27,814,422)    (13,737,378)
 Net transfers among funds and
  guaranteed interest account .................        109,717      (504,202)    1,271,852        106,624,803      76,182,753
                                                 -------------    ----------    ----------    ---------------   -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................        952,508       289,203     2,028,736        149,098,129      95,270,411
                                                 -------------    ----------    ----------    ---------------   -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (455,226)     (999,768)     (849,043)           (13,468)        (72,131)
                                                 -------------    ----------    ----------    ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS .............       (249,437)      243,512     1,449,066         74,460,632     182,186,217
NET ASSETS
 BEGINNING OF PERIOD ..........................      5,372,224     5,128,712     3,679,646        238,183,041      55,996,824
                                                 -------------    ----------    ----------    ---------------   -------------
NET ASSETS
 END OF PERIOD ................................  $   5,122,787    $5,372,224    $5,128,712    $   312,643,673   $ 238,183,041
                                                 =============    ==========    ==========    ===============   =============




                                                 MFS EMERGING
                                                    GROWTH
                                                   COMPANIES
                                                --------------
                                                     1998
                                                ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $   (156,515)
 Net realized gain (loss) .....................     4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............     6,824,857
                                                 ------------
 Net increase (decrease) in net assets from
  operations ..................................    10,939,306
                                                 ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................    25,975,152
                                                 ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    34,803,330
                                                 ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................    (2,575,513)
                                                 ------------
INCREASE (DECREASE) IN NET ASSETS .............    43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................    12,829,701
                                                 ------------
NET ASSETS
 END OF PERIOD ................................  $ 55,996,824
                                                 ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                MFS GROWTH WITH INCOME (A)                  MFS RESEARCH
                                                -------------------------- -----------------------------------------------
                                                     2000          1999          2000            1999            1998
                                                -------------- ----------- ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837    $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................       13,705        (227)       12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637       (17,114,439)     6,720,924      3,063,681
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247        (4,880,059)     8,646,570      3,543,186
                                                  ----------    --------    --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806        15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)       (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238        13,683,263      4,280,012     12,108,388
                                                  ----------    --------    --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437        23,355,937     11,978,500     17,198,434
                                                  ----------    --------    --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030            (2,662)        (9,698)    (2,472,499)
                                                  ----------    --------    --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714        18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --        48,637,352     28,021,980      9,752,859
                                                  ----------    --------    --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714    $   67,110,568   $ 48,637,352   $ 28,021,980
                                                  ==========    ========    ==============   ============   ============



                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                       T. ROWE PRICE INTERNATIONAL STOCK
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (279,634)  $     (8,104)  $    138,710
 Net realized gain (loss) .....................       7,054,085      5,209,876        354,819
 Change in unrealized appreciation
  (depreciation) on investments ...............     (17,906,392)     7,742,298      2,423,801
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     (11,131,941)    12,944,070      2,917,330
                                                 --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,284,127     10,327,110      7,881,587
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,430,591)    (3,787,076)    (2,527,577)
 Net transfers among funds and
  guaranteed interest account .................       7,328,519      3,167,992      8,401,386
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      15,182,055      9,708,026     13,755,396
                                                 --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (2,816)         1,576     (4,050,846)
                                                 --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............       4,047,298     22,653,672     12,621,880
NET ASSETS
 BEGINNING OF PERIOD ..........................      53,314,026     30,660,354     18,038,474
                                                 --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $   57,361,324   $ 53,314,026   $ 30,660,354
                                                 ==============   ============   ============



                                                          T. ROWE PRICE EQUITY INCOME
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  1,299,920    $    726,104    $    549,152
 Net realized gain (loss) .....................     2,373,428       2,737,736       1,272,326
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,594,684      (2,538,268)        512,068
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     6,268,032         925,572       2,333,546
                                                 ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................    12,256,205      14,411,461      11,367,975
 Benefits and other policy-related
  transactions (Note 3) .......................    (5,668,132)     (5,261,454)     (4,190,748)
 Net transfers among funds and
  guaranteed interest account .................    (7,594,523)       (470,263)     16,615,531
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (1,006,450)      8,679,744      23,792,758
                                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,888)        (93,180)     (1,493,701)
                                                 ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     5,258,694       9,512,136      24,632,603
NET ASSETS
 BEGINNING OF PERIOD ..........................    53,201,667      43,689,531      19,056,928
                                                 ------------    ------------    ------------
NET ASSETS
 END OF PERIOD ................................  $ 58,460,361    $ 53,201,667    $ 43,689,531
                                                 ============    ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology and EQ/Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

The Account consists of forty-three variable investment options of which thirty-five are reported herein:

o Alliance Common Stock
o Alliance Conservative Investors
o Alliance Global
o Alliance Growth and Income
o Alliance Growth Investors
o Alliance High Yield
o Alliance Intermediate Government Securities
o Alliance International
o Alliance Money Market
o Alliance Quality Bond
o Alliance Small Cap Growth
o Capital Guardian Research
o Capital Guardian U.S. Equity
o EQ/Aggressive Stock(1)
o EQ/Alliance Premier Growth
o EQ/Alliance Technology
o EQ/AXP New Dimensions
o EQ/AXP Strategy Aggressive
o EQ/Balanced(2)
o EQ Equity 500 Index(3)
o EQ/Evergreen
o EQ/Evergreen Foundation
o EQ/Janus Large Cap Growth
o EQ/Putnam Balanced
o EQ/Putnam Growth & Income Value
o FI Mid Cap
o FI Small/Mid Cap Value(4)
o Mercury Basic Value Equity(5)
o Mercury World Strategy(6)
o MFS Emerging Growth Companies
o MFS Growth and Income
o MFS Research
o Morgan Stanley Emerging Markets Equity
o T. Rowe Price International Stock
o T. Rowe Price Equity Income

----------------------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Balanced
(3) Formerly known as Alliance Equity Index
(4) Formerly known as Warburg Pincus Small Company Value
(5) Formerly known as Merrill Lynch Basic Value Equity
(6) Formerly known as Merrill Lynch World Strategy
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


1. General (Concluded)

On October 6, 2000 the Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index Portfolio. For accounting purposes, this transaction is treated as a merger. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


The Account supports the operations of Incentive Life, Incentive Life 2000, Incentive Life PlusSM, IL ProtectorSM and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life PlusSM Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. Incentive Life policies sold during 1999 and thereafter ("Incentive Life sales 1999 and after") reflect an investment in Class IB of the Alliance portfolios and are different from Incentive Life products (see Note 6).

All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Receivable/payable for policy-related  transactions represent amount due to/from
General  Account  predominately  related  to  premiums,   surrenders  and  death
benefits.

Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263 for the years ended
2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                MORTALITY AND
                                                                   EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------- ----------- ---------------- ------
Incentive Life, Incentive Life 2000, Survivorship Incentive
Life, Incentive Life Plus
Second Series, Champion 2000 (a) ...........................       .60%          --            --            .60%
IL Plus Original Series, IL COLI (b)........................        --           --            --             --
Survivorship 2000 (a) ......................................       .90%          --            --            .90%
IL Protector (a) ...........................................       .80%          --            --            .80%
Accumulator Life (a) .......................................      1.35%          --            --           1.35%
SP Flex (a) ................................................       .85%         .60%          .35%          1.80%

----------
(a) Charged to daily net assets of the Account.
(b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                                  YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------------
            VARIABLE INVESTMENT OPTION                     2000              1999              1998
-------------------------------------------------   ----------------- ----------------- -----------------
Alliance Common Stock ...........................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
Alliance Conservative Investors .................        (1,266,918)       (1,439,722)       (1,502,507)
Alliance Global .................................        (4,354,919)       (3,414,228)       (3,632,595)
Alliance Growth and Income ......................        (1,390,650)       (1,193,588)       (1,285,582)
Alliance Growth Investors .......................        (6,911,496)       (6,678,645)       (5,613,223)
Alliance High Yield .............................        (2,768,086)        1,254,634        (1,839,368)
Alliance Intermediate Government Securities .....          (786,255)         (194,809)         (685,662)
Alliance International ..........................          (422,427)         (370,877)         (398,118)
Alliance Money Market ...........................        (3,826,779)         (531,900)       (1,591,380)
Alliance Quality Bond ...........................        (1,972,087)       (1,882,364)       (1,509,018)
Alliance Small Cap Growth .......................          (766,644)         (384,204)       (1,675,446)
Capital Guardian Research(2) ....................              (461)               --                --
Capital Guardian U.S. Equity(2) .................              (423)               --                --
EQ/Aggressive Stock .............................        (8,081,955)       (3,284,577)       (6,122,856)
EQ/Alliance Premier Growth(1) ...................        (2,511,999)          (60,529)               --
EQ/Alliance Technology(3) .......................           350,000                --                --
EQ/AXP New Dimensions(4) ........................           500,000                --                --
EQ/AXP Strategy Aggressive(4) ...................           500,000                --                --
EQ/Balanced .....................................        (3,906,495)       (3,060,971)       (3,367,411)
EQ Equity 500 Index .............................        (3,480,655)       (4,878,705)        2,293,340
EQ/Evergreen ....................................               (33)               --                --
EQ/Evergreen Foundation .........................             4,979                --                --
EQ/Janus Large Cap Growth(4) ....................           500,000                --                --
EQ/Putnam Balanced ..............................           (39,928)         (119,105)       (2,310,799)
EQ/Putnam Growth & Income Value .................          (114,001)         (177,637)       (1,391,562)
FI Mid Cap(4) ...................................           500,000                --                --
FI Small/Mid Cap Value ..........................           186,247          (204,730)         (790,600)
Mercury Basic Value Equity ......................          (232,103)         (196,510)       (1,459,281)
Mercury World Strategy ..........................          (478,802)       (1,018,674)         (861,511)
MFS Emerging Growth Companies ...................        (1,782,086)         (713,109)       (2,732,997)
MFS Growth with Income(1) .......................            14,190            29,599                --
MFS Research ....................................          (324,884)         (218,336)       (2,558,541)
Morgan Stanley Emerging Markets Equity ..........        (1,427,425)       (2,019,694)          (21,425)
T. Rowe Price International Stock ...............          (302,002)         (194,106)       (4,170,518)
T. Rowe Price Equity Income .....................          (271,656)         (365,303)       (1,667,503)

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


5. Distribution and Servicing Agreements

Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


6. Investment Returns

The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

The  Separate   Account  rates  of  return   attributable   to  Incentive  Life,
Survivorship Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, Accumulator Life and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

The Separate Account rates of return attributable to Incentive Life Sales 1999 and after, Survivorship Incentive Life and Accumulator Life for the Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth & Income, EQ Equity 500 Index, Alliance Common Stock, Alliance Global, Alliance International, EQ/Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, EQ/Balanced, Alliance Growth Investors are different from other products in the same variable investment option because distribution fees of 0.25% of the average daily assets of the variable investment option are deducted (see Note 1).


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (14.54)%       24.44%      28.61%      28.44%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.22%      37.88%
Net return ............. 23.53%      31.66%      (2.73)%       24.08%      2.60%      37.06%


                                                   YEARS ENDED DECEMBER 31,
                                   ---------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996
-------------------------------    ---------- ----------- ----------- ----------- ----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.88%       9.48%      13.20%      12.55%      4.57%



                                                     YEARS ENDED DECEMBER 31,
                                   ------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS        1995         1994         1993       1992        1991
-------------------------------    ----------- ------------- ----------- ---------- -----------
Gross return ..................... 20.40%      (4.10)%       10.76%      5.72%      19.87%
Net return ....................... 19.68%      (4.67)%       10.15%      5.09%      19.16%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (19.15)%       37.70%      21.07%      10.88%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 13.91%      18.11%      4.60%      31.33%      (1.10)%       29.77%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 8.30%      17.95%      20.14%      25.99%      19.36%      23.33%      (1.17)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.41)%


                                         YEARS ENDED DECEMBER 31,
                             -------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997
-------------------------    ------------- ----------- ----------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%
Net return ................. (7.26)%       25.82%      18.41%      16.07%



                                                     YEARS ENDED DECEMBER 31,
                             ------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS        1996        1995         1994         1993       1992        1991
-------------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ............... 12.61%      26.37%      (3.15)%       15.26%      4.90%      48.89%
Net return ................. 11.93%      25.62%      (3.73)%       14.58%      4.27%      48.01%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%
Net return ........... (9.19)%       (3.93)%       (5.72)%       17.76%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 22.14%      19.20%      (3.37)%       22.41%      11.64%      23.72%


                                                                YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE   ---------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES      2000        1999        1998       1997       1996        1995         1994         1993       1992
---------------------   ---------- ------------ ---------- ---------- ---------- ----------- ------------- ----------- ----------
Gross return .......... 9.27%        0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%      5.60%
Net return ............ 8.51%       (0.46)%     7.10%      6.65%      3.15%      12.65%      (4.95)%        9.88%      4.96%



                           APRIL 1 (A)
                         TO DECEMBER 31,
ALLIANCE INTERMEDIATE   ----------------
GOVERNMENT SECURITIES         1991
---------------------   ----------------
Gross return .......... 12.26%
Net return ............ 11.60%


                                                                                           APRIL 3 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997        1996          1995
----------------------    -------------- ----------- ----------- ------------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%      11.29%
Net return .............. (23.49)%       36.96%       9.90%      (3.63)%       9.15%      10.79%







                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 5.62%      4.35%      4.71%      4.79%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.18%
Net return ............. 4.70%      5.11%      3.39%      2.35%      2.94%      5.55%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.82%      (2.59)%       8.03%      8.49%      4.73%      16.32%      (5.67)%       (0.66)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.30%      27.14%      (4.85)%       26.18%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (13.65)%       18.13%       (0.31)%     10.14%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 21.46%      30.85%      (4.39)%       16.05%      (3.74)%       85.75%




                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO DECEMBER 31,
                         -------------------------------
EQ/AXP NEW DIMENSIONS                  2000
---------------------    -------------------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO DECEMBER 31,
                              -------------------------------
EQ/AXP STRATEGY AGGRESSIVE                  2000
--------------------------    -------------------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (1.91)%       17.09%      17.40%      14.30%      11.00%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.84)%       41.26%
Net return ........... 19.03%      (8.57)%       11.64%      (3.42)%       40.42%







                                                                                                      SEPTEMBER 30 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- --------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.12)%     19.66%      27.30%      31.77%      21.65%      35.66%      0.58%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 (E) TO DECEMBER 31,
                             -------------------------------
EQ/JANUS LARGE CAP GROWTH                  2000
-------------------------    -------------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.31%       (0.56)%     11.14%      14.02%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH &     ------------------------------------ -------------
INCOME VALUE              2000         1999         1998         1997
------------------     ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 6.14%      (1.95)%       12.14%      15.75%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.51%      1.19%      (10.55)%       18.65%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 11.14%      18.23%      10.91%      16.55%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (11.98)%       20.62%      6.18%      4.29%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.32)%       72.63%      33.71%      21.95%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (5.83)%       22.38%      23.36%      15.59%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.40)%       94.57%      (27.46)%       (20.37)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 12.19%      2.93%      8.42%      21.64%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE,
INCENTIVE LIFE 2000,
INCENTIVE LIFE PLUS SECOND SERIES
AND CHAMPION 2000*





                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.16)%       31.08%      13.01%      (1.90)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
FP.
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflects performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE COMMON STOCK               2000                1999
---------------------    ------------------------- --------------
Gross return ........... (14.25)%                  24.88%
Net return ............. (14.76)%                  24.13%


                                                              JUNE 4 (B) TO
                                    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                   ------------------------- --------------
ALLIANCE CONSERVATIVE INVESTORS               2000                1999
-------------------------------    ------------------------- --------------
Gross return ..................... 3.24%                     9.87%
Net return ....................... 2.63%                     5.79%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE GLOBAL                   2000                1999
---------------        ------------------------- --------------
Gross return ......... (18.86)%                  38.17%
Net return ........... (19.35)%                  27.23%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
ALLIANCE GROWTH AND INCOME               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 8.68%                     18.37%
Net return .................. 8.03%                      6.33%


                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE GROWTH INVESTORS               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... (6.94)%                   26.27%
Net return ................. (7.50)%                   15.36%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
ALLIANCE HIGH YIELD               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (8.90)%                   (3.58)%
Net return ........... (9.44)%                   (4.16)%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------- --------------
GOVERNMENT SECURITIES               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 8.99%                     (0.23)%
Net return ............. 8.24%                      0.32%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
ALLIANCE INTERNATIONAL               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (22.86)%                  36.90%
Net return .............. (23.61)%                  34.41%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE MONEY MARKET               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 5.99%                     4.71%
Net return ............. 5.36%                     4.10%


                                                    JUNE 4 (B) TO
                          YEAR ENDED DECEMBER 31,   DECEMBER 31,
                         ------------------------- --------------
ALLIANCE QUALITY BOND               2000                1999
---------------------    ------------------------- --------------
Gross return ........... 11.28%                    (2.25)%
Net return ............. 10.62%                    (0.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                        JUNE 4 (B) TO
                              YEAR ENDED DECEMBER 31,   DECEMBER 31,
                             ------------------------- --------------
ALLIANCE SMALL CAP GROWTH               2000                1999
-------------------------    ------------------------- --------------
Gross return ............... 13.78%                    27.46%
Net return ................. 12.97%                    26.86%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.28%                     6.67%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.96%                     3.32%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/AGGRESSIVE STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (13.35)%                  18.55%
Net return ........... (13.86)%                  17.83%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (18.88)%                  18.52%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE




                           MAY 22 (D) TO DECEMBER 31,
                          ---------------------------
EQ/ALLIANCE TECHNOLOGY                2000
----------------------    ---------------------------
Gross return ............ (33.30)%
Net return .............. (33.52)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.93)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.73)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/BALANCED                       2000                1999
-----------            ------------------------- --------------
Gross return ......... (1.58)%                   17.50%
Net return ........... (2.17)%                   10.98%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ EQUITY 500 INDEX (F)               2000                1999
-----------------------    ------------------------- --------------
Gross return .............  ( 9.81)%                 20.08%
Net return ...............  (10.35)%                  9.66%





----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.24)%                  9.06%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.38)%                   6.72%


                              OCTOBER 22 TO DECEMBER 31,
                             ---------------------------
EQ/JANUS LARGE CAP GROWTH                2000
-------------------------    ---------------------------
Gross return ............... (15.70)%
Net return ................. (15.85)%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/PUTNAM BALANCED                2000                1999
------------------     ------------------------- --------------
Gross return ......... 8.99%                       0.01%
Net return ........... 8.31%                      (0.56)%


                                                       JUNE 4 (B) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------- --------------
VALUE                                  2000                1999
-------------------------   ------------------------- --------------
Gross return .............. 6.69%                     (1.27)%
Net return ................ 6.14%                     (1.95)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
FI SMALL/MID CAP VALUE               2000                1999
----------------------    ------------------------- --------------
Gross return ............ 5.13%                     1.80%
Net return .............. 4.51%                     1.19%


                                                         JUNE 4 (B) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
MERCURY BASIC VALUE EQUITY               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ 11.81%                    19.00%
Net return .................. 11.14%                    18.23%


                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MERCURY WORLD STRATEGY               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (11.40)%                  21.35%
Net return .............. (11.98)%                  20.62%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
MFS EMERGING           ------------------------- --------------
GROWTH COMPANIES                  2000                1999
----------------       ------------------------- --------------
Gross return ......... (18.56)%                  73.62%
Net return ........... (19.32)%                  72.63%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE 2000 SALES 1999 AND AFTER,
SURVIVORSHIP INCENTIVE LIFE





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.29)%                   8.06%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
MFS RESEARCH                      2000                1999
------------           ------------------------- --------------
Gross return ......... (5.25)%                   23.12%
Net return ........... (5.83)%                   22.38%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
MORGAN STANLEY             ------------------------- --------------
EMERGING MARKETS EQUITY               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (40.12)%                  95.82%
Net return ............... (40.40)%                  94.57%


                                                          JUNE 4 (B) TO
                                YEAR ENDED DECEMBER 31,   DECEMBER 31,
                               ------------------------- --------------
T. ROWE PRICE EQUITY INCOME               2000                1999
---------------------------    ------------------------- --------------
Gross return ................. 13.14%                    3.54%
Net return ................... 12.19%                    2.93%


                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
T. ROWE PRICE          ------------------------- --------------
INTERNATIONAL STOCK               2000                1999
-------------------    ------------------------- --------------
Gross return ......... (18.70)%                  31.92%
Net return ........... (19.16)%                  31.08%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997        1996        1995         1994         1993
---------------------    -------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%      32.45%      (2.14)%       24.84%
Net return ............. (14.80)%       24.07%      28.22%      28.06%      23.15%      31.26%      (3.02)%       23.70%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
                         -----------------
ALLIANCE COMMON STOCK           1992
---------------------    -----------------
Gross return ........... 5.28%
Net return ............. 4.93%


                                              YEARS ENDED DECEMBER 31,
                                   ----------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997
-------------------------------    ---------- ----------- ----------- -----------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%
Net return ....................... 2.57%       9.15%      12.85%      12.21%



                                                       YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS       1996        1995         1994         1993         1992
-------------------------------    ---------- ----------- ------------- ----------- -------------
Gross return ..................... 5.21%      20.40%      (4.10)%       10.76%      1.38%
Net return ....................... 4.26%      19.32%      (4.96)%        9.81%      1.04%


                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997        1996        1995       1994        1993
---------------        -------------- ----------- ----------- ----------- ----------- ----------- ---------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%      18.81%      5.23%      32.09%
Net return ........... (19.39)%       37.28%      20.70%      10.54%      13.56%      17.75%      4.29%      30.93%













                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE GLOBAL               1992
---------------        -----------------
Gross return ......... 4.87%
Net return ........... 4.52%


                                                            YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995         1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (0.58)%
Net return .................. 7.98%      17.60%      19.78%      25.61%      19.00%      22.96%      (1.47)%



                               OCTOBER 1 (A) TO
                                 DECEMBER 31,
                              -----------------
ALLIANCE GROWTH AND INCOME           1993
--------------------------    -----------------
Gross return ................ (0.25)%
Net return .................. (0.48)%


                                                                  YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995         1994         1993
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.15)%       15.26%
Net return ................. (7.54)%       25.44%      18.06%      15.72%      11.59%      25.24%      (4.02)%       14.24%



                              AUGUST 17 (A) TO
                                DECEMBER 31,
                             -----------------
ALLIANCE GROWTH INVESTORS           1992
-------------------------    -----------------
Gross return ...............    6.89%
Net return .................    6.53%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                           YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD         2000        1999       1998        1997        1996        1995         1994         1993
-------------------    ------------- ---------- ---------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (8.65)%       3.35%      5.15%      18.47%      22.89%      19.92%      (2.79)%       23.15%
Net return ........... (9.47)%       4.22%      6.00%      17.40%      21.77%      18.84%      (3.66)%       22.04%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
ALLIANCE HIGH YIELD           1992
-------------------    -----------------
Gross return .........    1.84%
Net return ...........    1.50%


                                                           YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES       2000       1999       1998       1997       1996        1995         1994         1993
---------------------    ---------- ---------- ---------- ---------- ---------- ----------- ------------- -----------
Gross return ........... 9.27%      0.02%      7.74%      7.29%      3.78%      13.33%      (4.37)%       10.58%
Net return ............. 8.19%      0.76%      6.78%      6.33%      2.84%      12.31%      (5.23)%        9.55%



                          AUGUST 17 (A) TO
                            DECEMBER 31,
ALLIANCE INTERMEDIATE    -----------------
GOVERNMENT SECURITIES           1992
---------------------    -----------------
Gross return ........... 0.90%
Net return ............. 0.56%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      2.98%      9.82%      11.29%
Net return .............. (23.72)%       36.55%       9.57%      3.93%      8.82%      10.55%









                                                                                                                  AUGUST 17 (A) TO
                                                        YEARS ENDED DECEMBER 31,                                    DECEMBER 31,
                         --------------------------------------------------------------------------------------- -----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997       1996       1995       1994       1993           1992
---------------------    ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- -----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%      5.74%      4.02%      3.00%      1.11%
Net return ............. 5.30%      4.04%      4.39%      4.47%      4.38%      4.80%      3.08%      2.04%      0.77%


                                                                                                               OCTOBER 1 (A) TO
                                                       YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                         ------------------------------------------------------------------------------------ -----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995         1994            1993
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- ------------- -----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (5.10)%       (0.51)%
Net return ............. 10.48%      (2.88)%       7.71%      8.16%      4.41%      15.97%      (5.95)%       (0.73)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 12.96%      26.76%      (5.14)%       25.92%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 4.96%                     6.46%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
----------------------------    ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.66%                     3.11%


                                                             YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997        1996        1995         1994         1993
-------------------    -------------- ----------- ------------ ----------- ----------- ----------- ------------- -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%      31.63%      (3.81)%       16.77%
Net return ........... (13.91)%       17.77%       (0.62)%      9.81%      21.09%      30.46%      (4.68)%       15.70%



                        MARCH 1 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          1992
-------------------    ---------------
Gross return ......... 11.49%
Net return ........... 11.11%






                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.12)%                  18.28%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.66)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.01)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.79)%


                                                            YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996        1995         1994         1993
-----------            ------------- ----------- ----------- ----------- ----------- ----------- ------------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%      19.75%      (8.02)%       12.28%
Net return ........... (2.21)%       16.73%      17.05%      13.96%      10.67%      18.68%      (8.84)%       11.30%



                        AUGUST 17 (A) TO
                          DECEMBER 31,
                       -----------------
EQ/BALANCED                   1992
-----------            -----------------
Gross return ......... 5.37%
Net return ........... 5.02%





                                                                                                      MARCH 1(A) TO
                                                   YEARS ENDED DECEMBER 31,                           DECEMBER 31,
                           ------------------------------------------------------------------------- --------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995         1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- --------------
Gross return .............  ( 9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      1.08%
Net return ...............  (10.39)%     19.30%      26.92%      31.38%      21.28%      35.26%      0.33%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.50)%                  8.73%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.67)%                   6.14%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (15.93)%


                                                          MAY 1 (A) TO
                           YEARS ENDED DECEMBER 31,       DECEMBER 31,
                       --------------------------------- -------------
EQ/PUTNAM BALANCED        2000       1999        1998         1997
------------------     ---------- ---------- ----------- -------------
Gross return ......... 8.99%      0.01%      11.92%      14.38%
Net return ........... 7.98%      0.86%      10.81%      13.79%


                                                                  MAY 1 (A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH & INCOME   ------------------------------------ -------------
VALUE                          2000         1999         1998         1997
-------------------------   ---------- ------------- ----------- -------------
Gross return .............. 6.69%      (1.27)%       12.75%      16.23%
Net return ................ 5.82%      (2.25)%       11.81%      15.52%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                        OCTOBER 22 (E) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
----------             ------------------
Gross return ......... 0.46%
Net return ........... 0.13%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.20%      0.88%      (10.82)%       18.41%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.81%      17.87%      10.58%      16.32%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.25)%       20.25%      5.86%      4.08%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING GROWTH    -------------------------------------- -------------
COMPANIES                   2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.56)%       72.11%      33.31%      21.70%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.58)%                   7.74%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.11)%       22.01%      22.99%      15.36%


                                                                     AUGUST 1 (A) TO
                                  YEARS ENDED DECEMBER 31,            DECEMBER 31,
MORGAN STANLEY EMERGING   ----------------------------------------------------------
MARKETS EQUITY                 2000          1999         1998            1997
-----------------------   -------------- ----------- -------------- ----------------
Gross return ............ (40.12)%       95.82%      (27.10)%       (20.16)%
Net return .............. (40.58)%       93.98%      (27.68)%       (20.46)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.85%      2.62%      8.09%      21.40%


                                                                      MAY 1 (A) TO
                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE INTERNATIONAL   -------------------------------------- -------------
STOCK                              2000          1999        1998         1997
---------------------------   -------------- ----------- ----------- -------------
Gross return ................ (18.70)%       31.92%      13.68%      (1.49)%
Net return .................. (19.41)%       30.68%      12.67%      (2.10)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                               YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------------------------
                                           2000          1999        1998        1997        1996        1995
                                      -------------- ----------- ----------- ----------- ----------- -----------
Alliance Common Stock ............... (14.03)%        25.19%      29.39%     29.40%      24.28%      33.07%
Alliance Conservative Investors .....   3.50%         10.14%      13.88%     13.25%       5.21%      20.59%
Alliance Global ..................... (18.66)%        38.53%      21.80%     11.66%      14.60%      19.38%
Alliance Growth and Income ..........   8.95%         18.66%      20.86%     26.90%      20.09%      24.38%
Alliance Growth Investors ........... ( 6.71)%        26.58%      19.13%     16.87%      12.61%      26.92%
Alliance High Yield ................. ( 8.65)%        (3.35)%     (5.15)%    18.47%      22.89%      19.95%
Alliance Intermediate
Government Securities ...............   9.27%          0.02%       7.74%      7.29%       3.78%      13.31%


                                                                                           APRIL 30 (A) TO
                                             YEARS ENDED DECEMBER 31,                       DECEMBER 31,
                          --------------------------------------------------------------- ----------------
                               2000          1999        1998         1997        1996          1995
                          -------------- ----------- ----------- ------------- ---------- ----------------
Alliance International .. (22.77)%       37.31%      10.57%      (3.05)%       9.81%      11.29%


                                              YEARS ENDED DECEMBER 31,
                         -------------------------------------------------------------------
                            2000        1999        1998       1997       1996       1995
                         ---------- ------------ ---------- ---------- ---------- ----------
Alliance Money Market ..  6.24%       4.96%      5.34%      5.42%      5.33%       5.69%
Alliance Quality Bond .. 11.48%      (2.00)%     8.69%      9.14%      5.36%      17.13%


                                                                    AUGUST 20 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------- -----------------
                                 2000        1999         1998            1997
                             ----------- ----------- ------------- -----------------
Alliance Small Cap Growth .. 14.12%      27.75%      (4.28)%       26.69%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                           AUGUST 30 (E) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
                                           2000                  1999
                                ------------------------- -----------------
Capital Guardian Research ..... 5.92%                     7.10%
Capital Guardian U.S. Equity .. 3.56%                     3.76%


                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
                            2000          1999       1998        1997        1996        1995
                       -------------- ----------- ---------- ----------- ----------- -----------
EQ/Aggressive Stock .. (13.13)%       18.84%      0.29%      10.94%      22.20%      33.00%


                                                         JUNE 4 (E) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
                                         2000                1999
                              ------------------------- --------------
EQ/Alliance Premier Growth .. (18.34)%                  18.97%


                           MAY 22(D) TO
                           DECEMBER 31,
                          -------------
                               2000
                          -------------
EQ/Alliance Technology .. (33.30)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
                                     2000
                              ------------------
EQ/AXP New Dimensions ....... (16.78)%
EQ/AXP Strategy Aggressive .. (37.61)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*




                                                   YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------
                                2000         1999        1998        1997        1996        1995
                           ------------- ----------- ----------- ----------- ----------- -----------
EQ/Balanced .............. (1.32)%       17.79%      18.11%      15.06%      11.68%      20.32%
EQ Equity 500 Index (f) .. (9.58)%       20.38%      28.07%      32.57%      22.38%      36.53%


                                                       JUNE 4 (D) TO
                             YEAR ENDED DECEMBER 31,   DECEMBER 31,
                            ------------------------- --------------
                                       2000                1999
                            ------------------------- --------------
EQ/Evergreen .............. (11.66)%                  9.70%
EQ/Evergreen Foundation ... ( 4.82)%                  7.38%


                              OCTOBER 22 (E) TO
                                DECEMBER 31,
                             ------------------
                                    2000
                             ------------------
EQ/Janus Large Cap Growth .. (15.70)%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
                                 2000        1999         1998         1997
                              ---------- ------------ ----------- -------------
EQ/Putnam Balanced .......... 8.99%        0.01%      11.92%      14.48%
EQ/Putnam Growth & Income
Value ....................... 6.69%       (1.27)%     12.75%      14.48%


                      OCTOBER 22 (E) TO
                        DECEMBER 31,
                     ------------------
                            2000
                     ------------------
FI Mid Cap ......... 0.46%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                     MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,          DECEMBER 31,
                            --------------------------------------- -------------
                                 2000        1999         1998           1997
                            ------------- ---------- -------------- -------------
FI Small/Mid Cap Value ....    5.13%       1.80%     (10.02)%       19.13%
Mercury Basic Value Equity    11.81%      19.00%      11.59%        17.02%
Mercury World Strategy ....  (11.40)%     21.35%       6.81%         4.71%
MFS Emerging Growth
Companies .................  (18.56)%     73.62%      34.57%        22.44%


                                                     JUNE 4 (D) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
                                     2000                1999
                          ------------------------- --------------
MFS Growth with Income .. (0.77)%                   8.76%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
                            2000         1999        1998         1997
                       ------------- ----------- ----------- -------------
MFS Research ......... (5.25)%       23.12%      24.11%      16.05%


                                                                       AUGUST 20 (A) TO
                                    YEARS ENDED DECEMBER 31,             DECEMBER 31,
                            ----------------------------------------- -----------------
                                 2000          1999         1998             1997
                            -------------- ----------- -------------- -----------------
Morgan Stanley Emerging
Markets Equity ............ (40.12)%       95.82%      (27.10)%       (20.19)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*





                                                                    MAY 1 (A) TO
                                    YEARS ENDED DECEMBER 31,        DECEMBER 31,
                               ----------------------------------- -------------
                                    2000        1999       1998         1997
                               ------------- ---------- ---------- -------------
T. Rowe Price Equity Income ..   13.14%       3.54%      9.11%      22.13%
T. Rowe Price
International Stock ..........  (18.70)%     31.92%     13.68%      (1.50)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
* Sales of Incentive Life Plus Original Series commenced on January 6, 1995. Date as of which net premiums under the policies were first allocated to the variable investment option. The returns for the periods indicated are not annual rates of return. There are no separate account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1998 indicated is not an annualized rate of return.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                             AUGUST 5 (A) TO
                                      YEARS ENDED DECEMBER 31,                DECEMBER 31,
                         -------------------------------------------------- ----------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997          1996
---------------------    -------------- ----------- ----------- ----------- ----------------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%      24.28%
Net return ............. (14.72)%       24.19%      28.35%      28.18%      17.44%


                                                                                   AUGUST 5 (A) TO
                                              YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                   ---------------------------------------------- ----------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997          1996
-------------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%
Net return ....................... 2.68%      19.26%      12.97%      12.32%      7.94%


                                                                           AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       -------------------------------------------------- ----------------
ALLIANCE GLOBAL             2000          1999        1998        1997          1996
---------------        -------------- ----------- ----------- ----------- ----------------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%      14.60%
Net return ........... (19.31)%       37.42%      20.83%      10.65%       6.78%


                                                                              AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ---------------------------------------------- ----------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997          1996
--------------------------    ---------- ----------- ----------- ----------- ----------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%
Net return .................. 8.09%      17.71%      19.90%      25.74%      15.63%


                                                                                AUGUST 5 (A) TO
                                         YEARS ENDED DECEMBER 31,                DECEMBER 31,
                             ------------------------------------------------- ----------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997          1996
-------------------------    ------------- ----------- ----------- ----------- ----------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%
Net return ................. (7.45)%       25.57%      18.18%      15.84%       9.38%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                              AUGUST 5 (A) TO
                                     YEARS ENDED DECEMBER 31,                  DECEMBER 31,
                       ----------------------------------------------------- ----------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997          1996
-------------------    ------------- ------------- ------------- ----------- ----------------
Gross return ......... (8.65)%       (3.35)%       (5.15)%       18.47%      22.89%
Net return ........... (9.38)%       (4.13)%       (5.91)%       17.52%      13.90%


                                                                        AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,              DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------- ----------------
GOVERNMENT SECURITIES       2000        1999        1998       1997          1996
---------------------    ---------- ------------ ---------- ---------- ----------------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 8.30%       (0.66)%     6.88%      6.43%      4.49%


                                                                                AUGUST 5 (A) TO
                                        YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                          ---------------------------------------------------- ----------------
ALLIANCE INTERNATIONAL         2000          1999        1998         1997           1996
----------------------    -------------- ----------- ----------- ------------- ----------------
Gross return ............ (22.77)%       37.31%      10.57%      (2.98)%       9.82%
Net return .............. (23.64)%       36.68%       9.68%      (3.83)%       2.11%


                                                                      AUGUST 5 (A) TO
                                  YEARS ENDED DECEMBER 31,             DECEMBER 31,
                         ------------------------------------------- ----------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997          1996
---------------------    ---------- ---------- ---------- ---------- ----------------
Gross return ........... 6.24%      4.96%      5.34%      5.42%      5.33%
Net return ............. 5.40%      4.14%      4.50%      4.57%      2.98%


                                                                          AUGUST 5 (A) TO
                                    YEARS ENDED DECEMBER 31,               DECEMBER 31,
                         ----------------------------------------------- ----------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997          1996
---------------------    ----------- ------------- ---------- ---------- ----------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%
Net return ............. 10.60%      (2.78)%       7.82%      8.27%      7.86%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                                    MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,         DECEMBER 31,
                             ------------------------------------- -------------
ALLIANCE SMALL CAP GROWTH        2000        1999         1998          1997
-------------------------    ----------- ----------- ------------- -------------
Gross return ............... 14.12%      27.75%      (4.28)%       26.74%
Net return ................. 13.08%      26.89%      (5.04)%       26.01%


                                                        AUGUST 30 (C) TO
                              YEAR ENDED DECEMBER 31,     DECEMBER 31,
                             ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH               2000                  1999
-------------------------    ------------------------- -----------------
Gross return ............... 5.92%                     7.10%
Net return ................. 5.07%                     6.53%


                                                           AUGUST 30 (C) TO
                                 YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY               2000                  1999
------------------------------- ------------------------- -----------------
Gross return .................. 3.56%                     3.76%
Net return .................... 2.76%                     3.28%


                                                                            AUGUST 30 (C) TO
                                     YEAR ENDED DECEMBER 31,                  DECEMBER 31,
                       --------------------------------------------------- -----------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997           1996
-------------------    -------------- ----------- ------------ ----------- -----------------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%      22.20%
Net return ........... (13.83)%       17.89%       (0.52)%      9.92%       6.22%


                                                         JUNE 4 (C) TO
                               YEAR ENDED DECEMBER 31,   DECEMBER 31,
                              ------------------------- --------------
EQ/ALLIANCE PREMIER GROWTH               2000                1999
--------------------------    ------------------------- --------------
Gross return ................ (18.34)%                  18.97%
Net return .................. (19.04)%                  18.36%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                           MAY 22 (D) TO
                           DECEMBER 31,
                          --------------
EQ/ALLIANCE TECHNOLOGY         2000
----------------------    --------------
Gross return ............ (33.30)%
Net return .............. (33.61)%


                          OCTOBER 22 (E) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (16.98)%


                               OCTOBER 22 (E) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.77)%


                                                                          AUGUST 5 (A) TO
                                   YEARS ENDED DECEMBER 31,                DECEMBER 31,
                       ------------------------------------------------- ----------------
EQ/BALANCED                 2000         1999        1998        1997          1996
-----------            ------------- ----------- ----------- ----------- ----------------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (2.11)%       16.85%      17.17%      14.07%       8.67%


                                                                              AUGUST 5 (A) TO
                                       YEARS ENDED DECEMBER 31,                DECEMBER 31,
                           ------------------------------------------------- ----------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997          1996
-----------------------    ------------- ----------- ----------- ----------- ----------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%
Net return ...............  (10.30)%     19.42%      27.05%      31.51%      16.25%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                  JUNE 4 (B) TO
                        YEAR ENDED DECEMBER 31,   DECEMBER 31,
                       ------------------------- --------------
EQ/EVERGREEN                      2000                1999
------------           ------------------------- --------------
Gross return ......... (11.66)%                  9.70%
Net return ........... (12.42)%                  6.81%


                                                      JUNE 4 (B) TO
                            YEAR ENDED DECEMBER 31,   DECEMBER 31,
                           ------------------------- --------------
EQ/EVERGREEN FOUNDATION               2000                1999
-----------------------    ------------------------- --------------
Gross return ............. (4.82)%                   7.38%
Net return ............... (5.57)%                   9.83%


                              OCTOBER 22 TO
                              DECEMBER 31,
                             --------------
EQ/JANUS LARGE CAP GROWTH         2000
-------------------------    --------------
Gross return ............... (15.70)%
Net return ................. (15.90)%


                                                            MAY 1 (A) TO
                            YEARS ENDED DECEMBER 31,        DECEMBER 31,
                       ----------------------------------- -------------
EQ/PUTNAM BALANCED        2000        1999         1998         1997
------------------     ---------- ------------ ----------- -------------
Gross return ......... 8.99%        0.01%      11.92%      14.38%
Net return ........... 8.09%       (0.76)%     10.92%      13.87%


                                                             MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,        DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------------------------ -------------
& INCOME VALUE            2000         1999         1998         1997
----------------       ---------- ------------- ----------- -------------
Gross return ......... 6.69%      (1.27)%       12.75%      16.23%
Net return ........... 5.93%      (2.15)%       11.92%      13.87%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
----------             --------------
Gross return ......... 0.46%
Net return ........... 0.16%


                                                                MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,        DECEMBER 31,
                          ------------------------------------ -------------
FI SMALL/MID CAP VALUE       2000       1999         1998           1997
----------------------    ---------- ---------- -------------- -------------
Gross return ............ 5.13%      1.80%      (10.02)%       19.15%
Net return .............. 4.30%      0.99%      (10.73)%       18.49%


                                                                   MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                              ----------------------------------- -------------
MERCURY BASIC VALUE EQUITY        2000        1999        1998         1997
--------------------------    ----------- ----------- ----------- -------------
Gross return ................ 11.81%      19.00%      11.59%      16.99%
Net return .................. 10.92%      17.99%      10.69%      16.40%


                                                                 MAY 1 (A) TO
                                YEARS ENDED DECEMBER 31,         DECEMBER 31,
                          ------------------------------------- -------------
MERCURY WORLD STRATEGY         2000          1999       1998         1997
----------------------    -------------- ----------- ---------- -------------
Gross return ............ (11.40)%       21.35%      6.81%      4.70%
Net return .............. (12.16)%       20.37%      5.97%      4.15%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
MFS EMERGING           -------------------------------------- -------------
GROWTH COMPANIES            2000          1999        1998         1997
----------------       -------------- ----------- ----------- -------------
Gross return ......... (18.56)%       73.62%      34.57%      22.42%
Net return ........... (19.48)%       72.28%      33.44%      21.78%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
IL PROTECTOR





                                                     JUNE 4 (B) TO
                           YEAR ENDED DECEMBER 31,   DECEMBER 31,
                          ------------------------- --------------
MFS GROWTH WITH INCOME               2000                1999
----------------------    ------------------------- --------------
Gross return ............ (0.77)%                   8.76%
Net return .............. (1.48)%                   7.85%


                                                              MAY 1 (A) TO
                             YEARS ENDED DECEMBER 31,         DECEMBER 31,
                       ------------------------------------- -------------
MFS RESEARCH                2000         1999        1998         1997
------------           ------------- ----------- ----------- -------------
Gross return ......... (5.25)%       23.12%      24.11%      16.07%
Net return ........... (6.02)%       22.13%      23.11%      15.43%


                                                                      MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,           DECEMBER 31,
MORGAN STANLEY             ----------------------------------------- -------------
EMERGING MARKETS EQUITY         2000          1999         1998           1997
-----------------------    -------------- ----------- -------------- -------------
Gross return ............. (40.12)%       95.82%      (27.10)%       (20.16)%
Net return ............... (40.52)%       94.18%      (27.60)%       (20.43)%


                                                                  MAY 1 (A) TO
                                   YEARS ENDED DECEMBER 31,       DECEMBER 31,
                               --------------------------------- -------------
T. ROWE PRICE EQUITY INCOME        2000       1999       1998         1997
---------------------------    ----------- ---------- ---------- -------------
Gross return ................. 13.14%      3.54%      9.11%      22.11%
Net return ................... 11.96%      2.73%      8.20%      21.48%


                                                               MAY 1 (A) TO
                              YEARS ENDED DECEMBER 31,         DECEMBER 31,
T. ROWE PRICE          -------------------------------------- -------------
INTERNATIONAL STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ----------- -------------
Gross return ......... (18.70)%       31.92%      13.68%      (1.49)%
Net return ........... (19.33)%       30.81%      12.79%      (2.03)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred in October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE COMMON STOCK          2000
---------------------    ---------------
Gross return ........... (14.25)%
Net return ............. (15.40)%


                                    JUNE 22 (A) TO
                                     DECEMBER 31,
                                   ---------------
ALLIANCE CONSERVATIVE INVESTORS          2000
--------------------------------   ---------------
Gross return ..................... 3.24%
Net return ....................... 1.86%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE GLOBAL              2000
---------------        ---------------
Gross return ......... (18.86)%
Net return ........... (19.95)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
ALLIANCE GROWTH AND INCOME          2000
--------------------------    ---------------
Gross return ................ 8.68%
Net return .................. 7.22%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE GROWTH INVESTORS          2000
-------------------------    ---------------
Gross return ............... (6.94)%
Net return ................. (8.19)%



----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
-------------------    ---------------
Gross return .........   (8.90)%
Net return ...........  (10.12)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
ALLIANCE INTERMEDIATE    ---------------
GOVERNMENT SECURITIES          2000
---------------------    ---------------
Gross return ........... 8.99%
Net return ............. 7.43%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
ALLIANCE INTERNATIONAL          2000
----------------------    ---------------
Gross return ............ (22.86)%
Net return .............. (24.18)%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE MONEY MARKET          2000
---------------------    ---------------
Gross return ........... 5.99%
Net return ............. 4.57%


                          JUNE 22 (A) TO
                           DECEMBER 31,
                         ---------------
ALLIANCE QUALITY BOND          2000
---------------------    ---------------
Gross return ........... 11.28%
Net return .............  9.71%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
ALLIANCE SMALL CAP GROWTH          2000
-------------------------    ---------------
Gross return ............... 13.78%
Net return ................. 12.12%


                              JUNE 22 (A) TO
                               DECEMBER 31,
                             ---------------
CAPITAL GUARDIAN RESEARCH          2000
-------------------------    ---------------
Gross return ............... 5.92%
Net return ................. 4.49%


                                 JUNE 22 (A) TO
                                  DECEMBER 31,
                                ---------------
CAPITAL GUARDIAN U.S. EQUITY          2000
----------------------------    ---------------
Gross return .................. 3.56%
Net return .................... 2.19%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
-------------------    ---------------
Gross return ......... (13.35)%
Net return ........... (14.51)%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
EQ/ALLIANCE PREMIER GROWTH          2000
--------------------------    ---------------
Gross return ................ (18.34)%
Net return .................. (19.49)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           OCTOBER 22 (B) TO
                             DECEMBER 31,
                          ------------------
EQ/ALLIANCE TECHNOLOGY           2000
----------------------    ------------------
Gross return ............ (33.30)%
Net return .............. (33.86)%


                          OCTOBER 22 (B) TO
                            DECEMBER 31,
                         ------------------
EQ/AXP NEW DIMENSIONS           2000
---------------------    ------------------
Gross return ........... (16.78)%
Net return ............. (17.13)%


                               OCTOBER 22 (B) TO
                                 DECEMBER 31,
                              ------------------
EQ/AXP STRATEGY AGGRESSIVE           2000
--------------------------    ------------------
Gross return ................ (37.61)%
Net return .................. (37.88)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/BALANCED                  2000
-----------            ---------------
Gross return ......... (1.58)%
Net return ........... (2.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ EQUITY 500 INDEX (F)          2000
-----------------------    ---------------
Gross return .............  ( 9.81)%
Net return ...............  (11.02)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
EQ/EVERGREEN                 2000
------------           ---------------
Gross return ......... (11.66)%
Net return ........... (12.90)%


                            JUNE 22 (A) TO
                             DECEMBER 31,
                           ---------------
EQ/EVERGREEN FOUNDATION          2000
-----------------------    ---------------
Gross return ............. (4.82)%
Net return ............... (6.10)%


                              OCTOBER 22 (C) TO
                                DECEMBER 31,
                             ------------------
EQ/JANUS LARGE CAP GROWTH           2000
-------------------------    ------------------
Gross return ............... (15.70)%
Net return ................. (16.06)%


                        JUNE 22 (A) TO
                         DECEMBER 31
                       ---------------
EQ/PUTNAM BALANCED           2000
------------------     ---------------
Gross return ......... 8.99%
Net return ........... 7.49%


                        OCTOBER 22 (A) TO
                          DECEMBER 31,
EQ/PUTNAM GROWTH       ------------------
& INCOME VALUE                2000
---------------------- ------------------
Gross return ......... 6.69%
Net return ........... 5.34%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                        OCTOBER 22 (C) TO
                          DECEMBER 31,
                       -------------------
FI MID CAP                    2000
-----------            ------------------
Gross return .........   0.46%
Net return ...........  (0.02)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
FI SMALL/MID CAP VALUE          2000
----------------------    ---------------
Gross return ............ 5.13%
Net return .............. 3.73%


                               JUNE 22 (A) TO
                                DECEMBER 31,
                              ---------------
MERCURY BASIC VALUE EQUITY          2000
--------------------------    ---------------
Gross return ................ 11.81%
Net return .................. 10.31%


                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MERCURY WORLD STRATEGY          2000
----------------------    ---------------
Gross return ............ (11.40)%
Net return .............. (12.64)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
MFS EMERGING           ---------------
GROWTH COMPANIES             2000
----------------       ---------------
Gross return ......... (18.56)%
Net return ........... (19.93)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                           JUNE 22 (A) TO
                            DECEMBER 31,
                          ---------------
MFS GROWTH WITH INCOME          2000
----------------------    ---------------
Gross return ............ (0.77)%
Net return .............. (2.03)%


                        JUNE 22 (A) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
------------           ---------------
Gross return ......... (5.25)%
Net return ........... (6.53)%


                           JUNE 22 (A) TO
                            DECEMBER 31,
MORGAN STANLEY EMERGING   ---------------
MARKETS EQUITY                  2000
-----------------------   ---------------
Gross return ............ (40.12)%
Net return .............. (40.85)%


                                JUNE 22 (A) TO
                                 DECEMBER 31,
                               ---------------
T. ROWE PRICE EQUITY INCOME          2000
---------------------------    ---------------
Gross return ................. 13.14%
Net return ................... 11.35%


                        JUNE 22 (A) TO
                         DECEMBER 31,
T. ROWE PRICE          ---------------
INTERNATIONAL STOCK          2000
-------------------    ---------------
Gross return ......... (18.70)%
Net return ........... (19.77)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return presents performance for the periods indicated.
(b) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(c) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                      YEARS ENDED DECEMBER 31,
                         --------------------------------------------------
ALLIANCE COMMON STOCK         2000          1999        1998        1997
---------------------    -------------- ----------- ----------- -----------
Gross return ........... (14.03)%       25.19%      29.39%      29.40%
Net return ............. (17.27)%       22.96%      27.08%      26.91%



                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------
ALLIANCE COMMON STOCK        1996        1995         1994         1993       1992        1991
---------------------    ----------- ----------- ------------- ----------- ---------- -----------
Gross return ........... 24.28%      32.45%      (2.14)%       24.84%      3.23%      37.87%
Net return ............. 22.04%      30.10%      (3.88)%       22.60%      1.38%      35.43%


                                                                                                          SEPTEMBER 1 (A) TO
                                                         YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                   --------------------------------------------------------------------- -------------------
ALLIANCE CONSERVATIVE INVESTORS       2000        1999        1998        1997       1996        1995            1994
-------------------------------    ---------- ----------- ----------- ----------- ---------- ----------- -------------------
Gross return ..................... 3.50%      10.14%      13.88%      13.25%      5.21%      20.40%      (1.83)%
Net return ....................... 1.66%       8.18%      11.85%      11.21%      3.32%      18.26%      (1.98)%


                                    YEARS ENDED DECEMBER 31,
                       --------------------------------------------------
ALLIANCE GLOBAL             2000          1999        1998        1997
---------------        -------------- ----------- ----------- -----------
Gross return ......... (18.66)%       38.53%      21.80%      11.66%
Net return ........... (20.11)%       36.06%      19.63%       9.56%



                                               YEARS ENDED DECEMBER 31,
                       ------------------------------------------------------------------------
ALLIANCE GLOBAL            1996        1995       1994        1993         1992         1991
---------------        ----------- ----------- ---------- ----------- ------------- -----------
Gross return ......... 14.60%      18.81%      5.23%      32.09%      (0.50)%       30.55%
Net return ........... 12.54%      16.70%      3.36%      29.77%      (2.28)%       28.23%


                                                                                                      SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                              ---------------------------------------------------------------------- -------------------
ALLIANCE GROWTH AND INCOME       2000        1999        1998        1997        1996        1995            1994
--------------------------    ---------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ................ 8.95%      18.66%      20.86%      26.90%      20.09%      24.07%      (3.40)%
Net return .................. 7.02%      16.55%      18.71%      24.50%      17.93%      21.87%      (3.55)%


                                                                                                        SEPTEMBER 1 (A) TO
                                                     YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                             ------------------------------------------------------------------------- -------------------
ALLIANCE GROWTH INVESTORS         2000         1999        1998        1997        1996        1995            1994
-------------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return ............... (6.71)%       26.58%      19.13%      16.87%      12.61%      26.37%      (3.16)%
Net return ................. (8.36)%       24.33%      17.00%      14.69%      10.58%      24.12%      (3.31)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SP-FLEX




                                     YEARS ENDED DECEMBER 31,
                       -----------------------------------------------------
ALLIANCE HIGH YIELD         2000          1999          1998         1997
-------------------    ------------- ------------- ------------- -----------
Gross return .........  ( 8.65)%     (3.35)%       (5.15)%       18.47%
Net return ...........  (10.27)%     (5.08)%       (6.84)%       16.35%



                                               YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------------------
ALLIANCE HIGH YIELD        1996        1995         1994         1993        1992        1991
-------------------    ----------- ----------- ------------- ----------- ----------- -----------
Gross return ......... 22.89%      19.92%      (2.79)%       23.15%      12.31%      24.46%
Net return ........... 20.68%      17.79%      (4.52)%       20.96%      10.30%      22.25%


                                         YEARS ENDED DECEMBER 31,
ALLIANCE INTERMEDIATE    --------------------------------------------------------
GOVERNMENT SECURITIES       2000        1999        1998       1997       1996
---------------------    ---------- ------------ ---------- ---------- ----------
Gross return ........... 9.27%        0.02%      7.74%      7.29%      3.78%
Net return ............. 7.23%       (1.65)%     5.82%      5.38%      1.91%



                                                                           APRIL 1 (A) TO
                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
ALLIANCE INTERMEDIATE    ------------------------------------------------  ---------------
GOVERNMENT SECURITIES        1995         1994         1993       1992          1991
---------------------    ----------- ------------- ----------- ---------- ---------------
Gross return ........... 13.33%      (4.37)%       10.58%      5.60%      12.10%
Net return ............. 11.31%      (6.08)%        8.57%      3.71%      10.59%


                                                                                        APRIL 3 (A) TO
                                            YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                          ------------------------------------------------------------ ---------------
ALLIANCE INTERNATIONAL         2000          1999        1998       1997       1996          1995
----------------------    -------------- ----------- ----------- ---------- ---------- ---------------
Gross return ............ (22.77)%       37.31%      10.57%      3.05%      9.82%      11.29%
Net return .............. (24.10)%       35.33%       8.60%      4.78%      7.84%       9.82%


                                  YEARS ENDED DECEMBER 31,
                         -------------------------------------------
ALLIANCE MONEY MARKET       2000       1999       1998       1997
---------------------    ---------- ---------- ---------- ----------
Gross return ........... 6.24%      4.96%      5.34%      5.42%
Net return ............. 4.36%      3.11%      3.46%      3.54%



                                             YEARS ENDED DECEMBER 31,
                         -----------------------------------------------------------------
ALLIANCE MONEY MARKET       1996       1995       1994       1993       1992       1991
---------------------    ---------- ---------- ---------- ---------- ---------- ----------
Gross return ........... 5.33%      5.74%      4.02%      3.00%      3.56%      6.17%
Net return ............. 3.44%      3.86%      2.17%      1.13%      1.71%      4.29%


                                                                                                 SEPTEMBER 1 (A) TO
                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                         ---------------------------------------------------------------------- -------------------
ALLIANCE QUALITY BOND        2000         1999        1998       1997       1996        1995            1994
---------------------    ----------- ------------- ---------- ---------- ---------- ----------- -------------------
Gross return ........... 11.48%      (2.00)%       8.69%      9.14%      5.36%      17.02%      (2.20)%
Net return .............  9.50%      (3.75)%       6.75%      7.19%      3.47%      14.94%      (2.35)%

----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
SP-FLEX




                                    YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------
EQ/AGGRESSIVE STOCK         2000          1999        1998         1997
-------------------    -------------- ----------- ------------ -----------
Gross return ......... (13.13)%       18.84%        0.29%      10.94%
Net return ........... (14.68)%       16.72%       (1.50)%     18.83%



                                                YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK        1996        1995         1994         1993         1992         1991
-------------------    ----------- ----------- ------------- ----------- ------------- -----------
Gross return ......... 22.20%      31.63%      (3.81)%       16.77%      (3.16)%       86.86%
Net return ........... 20.00%      29.30%      (5.53)%       14.67%      (4.89)%       83.54%


                                         YEARS ENDED DECEMBER 31,
                       -------------------------------------------------------------
EQ/BALANCED                 2000         1999        1998        1997        1996
-----------            ------------- ----------- ----------- ----------- -----------
Gross return ......... (1.32)%       17.79%      18.11%      15.06%      11.68%
Net return ........... (3.07)%       15.69%      16.01%      12.94%       9.67%



                                          YEARS ENDED DECEMBER 31,
                       ---------------------------------------------------------------
EQ/BALANCED                1995         1994         1993         1992         1991
-----------            ----------- ------------- ----------- ------------- -----------
Gross return ......... 19.75%      (8.02)%       12.28%      (2.83)%       41.27%
Net return ........... 17.62%      (9.66)%       10.31%      (4.57)%       38.75%


                                                                                                      SEPTEMBER 1 (A) TO
                                                   YEARS ENDED DECEMBER 31,                              DECEMBER 31,
                           ------------------------------------------------------------------------- -------------------
EQ EQUITY 500 INDEX (F)         2000         1999        1998        1997        1996        1995            1994
-----------------------    ------------- ----------- ----------- ----------- ----------- ----------- -------------------
Gross return .............   (9.58)%     20.38%      28.07%      32.58%      22.39%      36.48%      (2.54)%
Net return ...............  (11.19)%     18.24%      25.79%      30.21%      20.19%      34.06%      (2.69)%


----------
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.
(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and net return reflects performance for the periods indicated, and are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.
(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.
(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.
(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.
(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2000


7. Subsequent Events

On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

Effective March 1, 2001 the Lazard Large cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio. The reorganization is subject to Price shareholder approval.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

Appendix A


-----
 A-1
--------------------------------------------------------------------------------


DIRECTORS AND PRINCIPAL OFFICERS

     Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.



DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
FRANCOISE COLLOC'H
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris,                           Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries
France                                 and affiliates of the AXA Group.

HENRI DE CASTRIES
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris,                           the Management Board of AXA (since May 2000); Vice Chairman of AXA's
France                                 Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.

CLAUS-MICHAEL DILL
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, German                  April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                       of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                       Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).

JOSEPH L. DIONNE
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies in April 2000.

-----
 A-2
--------------------------------------------------------------------------------


DIRECTORS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
DENIS DUVERNE
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris,                           Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
France                                 November 2000).

JEAN-RENE FOURTOU
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).

NORMAN C. FRANCIS
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, Piccadilly Cafeterias, Inc., and Energy
New Orleans, LA 70125                  Corporation.

DONALD J. GREENE
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).
JOHN T. HARTLEY
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.

JOHN H.F. HASKELL JR.
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).

-----
 A-3
--------------------------------------------------------------------------------


DIRECTORS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MARY (NINA) HENDERSON
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997). Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).

W. EDWIN JARMAIN
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                   and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                             (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9               Company. A former Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November
                                       2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to
                                       May 1998). Director of AXA Financial, Inc. (since July 1992).

GEORGE T. LOWY
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019

DIDIER PINEAU-VALENCIENNE
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK),
                                       Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                       & Hamilton. Director of AXA Financial, Inc. (since February 1996).

GEORGE J. SELLA, JR.
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).

-----
 A-4
--------------------------------------------------------------------------------


DIRECTORS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PETER J. TOBIN
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).

DAVE H. WILLIAMS
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).

-----
 A-5
--------------------------------------------------------------------------------



OFFICERS - DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS        BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL HEGARTY
                                           Director of Equitable Life (since January 1998). President (since January 1998) and
                                           Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                                           (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                                           President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                                           Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                                           Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                                           1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996), and Senior
                                           Executive Vice President (from 1991 to 1995), Chemical Bank. Director ACMC, Inc.
                                           ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since March 1998). Director,
                                           Alliance (since May 1998). Former Director of DLJ from May 1998 to November 2000.

EDWARD D. MILLER
                                           Director of Equitable Life (since August 1997). Chairman of the Board (since January
                                           1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                                           1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                                           1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                                           Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                                           Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                                           Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                                           (January 2000 to May 2000). Senior Vice Chairman, Chase Manhattan Corporation
                                           (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                           Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                           August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                                           March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.

STANLEY B. TULIN
                                           Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                           Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                                           1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                                           Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                                           Chairman and Chief Financial Officer (since December 1999), The Equitable of
                                           Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                                           September 1999). Vice President (until 1998), EQ Advisors Trust. Director, Alliance
                                           (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                                           L.L.P.

-----
 A-6
--------------------------------------------------------------------------------




OTHER OFFICERS

NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
LEON B. BILLIS
                                       Executive Vice President (since February 1998) and Chief Information Officer (since
                                       November 1994), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                       Previously held other officerships with Equitable Life.

DERRY E. BISHOP
                                       Executive Vice President (since September 1998), Chief Agency Officer (since December
                                       1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                       Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                                       and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                                       Advisors).

HARVEY BLITZ
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company,
                                       FSB ("Frontier"). Director, EQF (now AXA Advisors) (until September 1999). Executive
                                       Vice President and Director (since September 1999), AXA Advisors, Director (until May
                                       1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                                       Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.

KEVIN R. BYRNE
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                       President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                                       Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                                       Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                                       (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                                       Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                                       March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                       Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                       Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                                       Equitable Life and its affiliates.

-----
 A-7
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS        BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
JOHN A. CAROSELLI
                                           Executive Vice President (since September 1998), Equitable Life; Executive Vice
                                           President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                                           Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                           Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).

JUDY A. FAUCETT
                                           Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                           1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                                           September 1999); Director, Chairman and Chief Executive Officer, AXA Network, LLC
                                           (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                                           (January 1989 to August 1996).

ALVIN H. FENICHEL
                                           Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                           Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                           (since December 1999). Previously held other officerships with Equitable Life and its affiliates.

PAUL J. FLORA
                                           Senior Vice President and Auditor, Equitable Life, AXA Financial and AXA Client
                                           Solutions, LLC.

ROBERT E. GARBER
                                           Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                                           prior thereto, Executive Vice President and General Counsel. Executive Vice President
                                           and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                                           Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.

DONALD R. KAPLAN
                                           Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                           General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                           Senior Vice President, AXA Client Solutions, LLC (since September 1999).

-----
 A-8
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MICHAEL S. MARTIN
                                          Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                          December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                                          Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                                          September 1999), AXA Client Solutions, LLC. Director, Chairman and Chief Executive
                                          Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                                          (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                                          Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.

RICHARD J. MATTEIS
                                          Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                                          AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                                          Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                                          Advisors) (October 1998 to May 1999).

PETER D. NORIS
                                          Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                          President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                                          Financial. Executive Vice President, AXA Client Solutions (since September 1999).
                                          President and Trustee (since November 1996), EQ Advisors Trust. President and
                                          Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                                          Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                                          July 1997), and EREIM LP Corp. (since October 1997).

BRIAN S. O'NEIL
                                          Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                                          AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                                          Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                                          Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                                          Advisors Trust.

ANTHONY C. PASQUALE
                                          Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                          Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                                          August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.

-----
 A-9
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)

NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PAULINE SHERMAN
                                          Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                          General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                                          President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                                          Solutions (since September 1999). Senior Vice President and Secretary, The Equitable of
                                          Colorado (since December 1999). Previously held other officerships with Equitable Life.

RICHARD V. SILVER
                                          Senior Vice President (since February 1995) and General Counsel (since November
                                          1999). Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                                          President and Associate General Counsel, AXA Financial (since September 1996).
                                          Senior Vice President and General Counsel, AXA Client Solutions (since September
                                          1999). Senior Vice President and General Counsel, The Equitable of Colorado (since
                                          December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                                          EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.

JOSE S. SUQUET
                                          Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                          December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                                          Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                                          (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                                          (since December 1999). Senior Executive Vice President (since September 1999),
                                          Executive Vice President (from May 1996 to September 1999), AXA Financial, Inc.
                                          Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.

GREGORY G. WILCOX
                                          Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                          September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                                          Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                                          Solutions, LLC (since September 1999).

R. LEE WILSON
                                          Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                          (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                                          Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                                          Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                                          Bank.

Appendix B


-----
 B-1
--------------------------------------------------------------------------------

DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS



THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                                  WHICH RELATE TO OUR
---------------------------------------------------------------------   -------------------------------------
May 1, 1999, October 18, 1999 and May 1, 2000, as previously supplemented on August 30, 1999; May 12, 2000; June 23, 2000;
September 1, 2000; December 29, 2000; and February 9, 2001. .........   Incentive Life Policies
May 1, 1999 and October 18, 1999 and May 1, 2000, as previously supplemented on August 30, 1999; May 12, 2000; June 23, 2000;
September 1, 2000; and February 9, 2001. ............................   Survivorship Incentive Life Policies
June 22, 2000, as previously supplemented on September 1, 2000
and February 9, 2001. ...............................................   Accumulator Life

In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.

The Equitable Life Assurance
Society of the United States
Variable Life Insurance Policies
   Incentive Life
   Incentive Life Plus(Reg. TM)
   Survivorship Incentive Life
     Survivorship 2000
     Accumulator Life
Prospectus supplement dated May 1, 2001
--------------------------------------------------------------------------------



This Supplement updates certain information in the most recent Prospectus you received for your Equitable variable life insurance policy listed above, and in any Supplements to that Prospectus.*









--------
* The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.


   Copyright 2001 The Equitable Life Assurance Society of the United States.
                             All rights reserved.
X00061/EDI

-----
  2
--------------------------------------------------------------------------------


PORTFOLIO/CORRELATING INVESTMENT NAME CHANGES AND NEW PORTFOLIO ADVISERS.
 Please note the following new information:





 FORMER NAME                NEW NAME                           EFFECTIVE DATE
Lazard Large Cap Value     EQ/Bernstein Diversified Value     March 1, 2001
MFS Growth with Income     MFS Investors Trust                May 18, 2001



The investment objectives and advisers for these portfolios remain the same.

Effective February 1, 2001, two new advisers were added to the EQ/Aggressive Stock portfolio: Marsico Capital Management, LLC and Provident Investment Counsel, Inc. Alliance Capital Management L.P. and MFS Investment Management continue to serve as advisers, and the investment objective for the portfolio remains the same.

Also, effective on May 18, 2001, all of the investment options and correlating portfolios will include an "EQ/."

PORTFOLIO ADVISERS. The following is a list of the advisers who make the investment decisions for each portfolio. The list reflects name changes for certain advisers. .

o Alliance Capital Management L.P. (for each EQ/Alliance option, EQ/Equity 500 Index and for EQ/Bernstein Diversified Value options, also, advises a portion of EQ/Aggressive Stock)

o Deutsche Asset Management, Inc. (for the EQ/International Equity Index and EQ/Small Company Index options)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options)

o Fidelity Management & Research Company (for both the EQ/FI Mid Cap and EQ/FI Small/Mid Cap options)

o Janus Capital Corporation (for the EQ/Janus Large Cap Growth option)

o J.P. Morgan Investment Management Inc. (for the EQ/JP Morgan Core Bond option)

o Lazard Asset Management (for the Lazard Small Cap Value option)

o MFS Investment Management (for the EQ/MFS options; also, jointly advises EQ/Aggressive Stock)

o Marsico Capital Management LLC (advises a portion of EQ/Aggressive Stock)

o Morgan Stanley Asset Management (for the EQ/Morgan Stanley Emerging Markets Equity option)

o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)


o Putnam Investment Management, LLC (for both "EQ/Putnam" options)

-----
  3
--------------------------------------------------------------------------------


HOW TO REACH US. To obtain (1) any forms you need for communicating with us,
(2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below. Certain methods of contacting us, such as by phone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to an emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.




 By mail:



At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047






 By express delivery only:



At the Street Address for our Administrative Office:
Equitable Life -- EDI Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)






 By toll-free phone:



1-888-228-6690
(automated system available 22 hours a day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time)





 By e-mail:



life-service@equitable.com






 By fax:



1-704-540-2199






 By Internet:



Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.

DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfer into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

------
  4
--------------------------------------------------------------------------------


INVESTMENT PORTFOLIOS*. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. The tables below show the fees and expenses paid by each Portfolio for the year ended December 31, 2000, except as otherwise noted. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.





                                                                           2000 FEES AND EXPENSES
                                                                                                      FEE WAIVERS
                                                                                        TOTAL           AND/OR         NET TOTAL
                                              MANAGEMENT                   OTHER        ANNUAL         EXPENSE          ANNUAL
                    FUND                       FEES(1)      12B-1 FEES   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)    EXPENSES
EQ/Aggressive Stock                         0.60%         0.25%         0.07%         0.92%         --               0.92%
EQ/Alliance Common Stock                    0.46%         0.25%         0.05%         0.76%         --               0.76%
EQ/Alliance High Yield                      0.60%         0.25%         0.07%         0.92%         --               0.92%
EQ/Alliance Money Market                    0.34%         0.25%         0.06%         0.65%         --               0.65%
EQ/Alliance Premier Growth                  0.89%         0.25%         0.05%         1.19%      (0.04)%             1.15%
EQ/Alliance Small Cap Growth                0.75%         0.25%         0.06%         1.06%         --               1.06%
EQ/Alliance Technology                      0.90%         0.25%         0.06%         1.21%      (0.06)%             1.15%
EQ/Bernstein Diversified Value              0.65%         0.25%         0.15%         1.05%      (0.10)%             0.95%
EQ/Capital Guardian International           0.85%         0.25%         0.20%         1.30%      (0.10)%             1.20%
EQ/Capital Guardian Research                0.65%         0.25%         0.16%         1.06%      (0.11)%             0.95%
EQ/Capital Guardian U.S. Equity             0.65%         0.25%         0.11%         1.01%      (0.06)%             0.95%
EQ/Equity 500 Index                         0.25%         0.25%         0.06%         0.56%         --               0.56%
EQ/FI Mid Cap                               0.70%         0.25%         0.27%         1.22%      (0.22)%             1.00%
EQ/FI Small/Mid Cap Value                   0.75%         0.25%         0.19%         1.19%      (0.09)%             1.10%
EQ/International Equity Index               0.35%         0.25%         0.50%         1.10%         --               1.10%
EQ/J.P. Morgan Core Bond                    0.45%         0.25%         0.11%         0.81%      (0.01)%             0.80%
EQ/Janus Large Cap Growth                   0.90%         0.25%         0.22%         1.37%      (0.22)%             1.15%
EQ/Lazard Small Cap Value                   0.75%         0.25%         0.14%         1.14%      (0.04)%             1.10%
EQ/MFS Emerging Growth Companies            0.62%         0.25%         0.10%         0.97%         --               0.97%
EQ/MFS Investors Trust                      0.60%         0.25%         0.13%         0.98%      (0.03)%             0.95%
EQ/MFS Research                             0.65%         0.25%         0.07%         0.97%      (0.02)%             0.95%
EQ/Morgan Stanley Emerging Markets Equity   1.15%         0.25%         0.52%         1.92%      (0.12)%             1.80%
EQ/Putnam Growth & Income Value             0.60%         0.25%         0.12%         0.97%      (0.02)%             0.95%
EQ/Putnam International Equity              0.85%         0.25%         0.22%         1.32%      (0.07)%             1.25%
EQ/Putnam Investors Growth                  0.65%         0.25%         0.10%         1.00%      (0.05)%             0.95%
EQ/Small Company Index                      0.25%         0.25%         0.43%         0.93%      (0.08)%             0.85%

-----
  5
--------------------------------------------------------------------------------


(1) The management fees shown reflect revised management fees, effective May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 1, 2000, "Other Expenses" shown have been annualized. Initial seed capital was invested in the EQ/Alliance Technology Portfolio on May 1, 2000 and in the EQ/FI Mid Cap, EQ/Janus Large Cap Growth, EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive Portfolios on September 1, 2000; thus, "Other Expenses" shown are estimated.

(3) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to certain Portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. The amounts shown for the EQ/International Equity Index and EQ/Small Company Index portfolios reflect a .10% decrease in the portfolios' expense waiver. The amount shown for the EQ/Morgan Stanley Emerging Markets Portfolio, reflects a .05% decrease in the portfolio's expense waiver. These decreases in the expense waivers were effective on May 1, 2001. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

INVESTMENT PERFORMANCE. Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2000. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2000. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy.

The values reported for all policies are computed using net rates of return for the corresponding Portfolios of EQ Advisors Trust. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $483.1 billion in assets as of December 31, 2000. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2000 and for the three years in the period ended December 31, 2000 and the financial statements of Equitable Life as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

-----
  6
--------------------------------------------------------------------------------


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+
INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants ...........................................   A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2000 ..................   A-3
   Statements of Operations for the Years Ended December 31, 2000, 1999
    and 1998 ................................................................   A-6
   Statements of Changes in Net Assets for the Years Ended December 31, 2000,
   1999 and 1998 ............................................................   A-13
   Notes to Financial Statements ............................................   A-20


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants ...........................................   F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2000 and 1999 ..................   F-2
Consolidated Statements of Earnings, Years Ended December 31, 2000, 1999
    and 1998 ................................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
     Years Ended December 31, 2000, 1999 and 1998 ...........................   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2000, 1999
    and 1998 ................................................................   F-5
   Notes to Consolidated Financial Statements ...............................   F-7

----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2000 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



/s/PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                      ALLIANCE         ALLIANCE        ALLIANCE        ALLIANCE
                                                       COMMON            HIGH           MONEY         SMALL CAP
                                                       STOCK            YIELD           MARKET          GROWTH
                                                 ----------------- --------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................  $2,954,750,007
            162,200,054 ........................                   $122,252,022
            411,335,003 ........................                                   $399,898,401
            161,936,997 ........................                                                   $151,011,045
                470,941 ........................
              3,007,311 ........................
              1,966,546 ........................
            933,545,824 ........................
            489,294,912 ........................
Receivable for Trust shares sold ...............       1,664,828              --              --       2,248,367
Receivable for policy-related transactions .....       2,719,082              --      78,339,219              --
                                                  --------------    ------------    ------------    ------------
  Total Assets .................................   2,959,133,917     122,252,022     478,237,620     153,259,412
                                                  --------------    ------------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............              --         130,483      78,399,731              --
Payable for policy-related transactions ........              --          25,468              --       2,199,791
                                                  --------------    ------------    ------------    ------------
  Total Liabilities ............................              --         155,951      78,399,731       2,199,791
                                                  --------------    ------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889    $151,059,621
                                                  ==============    ============    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $      421,825    $    199,149    $     44,576    $     93,616
Net Assets Attributable to Contractowners ......   2,958,712,092     121,896,922     399,793,313     150,966,005
                                                  --------------    ------------    ------------    ------------
NET ASSETS .....................................  $2,959,133,917    $122,096,071    $399,837,889    $151,059,621
                                                  ==============    ============    ============    ============

                                                     CAPITAL        CAPITAL       CAPITAL                      EQ/ALLIANCE
                                                     GUARDIAN       GUARDIAN      GUARDIAN    EQ/AGGRESSIVE      PREMIER
                                                  INTERNATIONAL     RESEARCH    U.S. EQUITY       STOCK           GROWTH
                                                 --------------- ------------- ------------- --------------- ---------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost:   $3,586,196,094.........................
            162,200,054 ........................
            411,335,003 ........................
            161,936,997 ........................
                470,941 ........................     $419,718
              3,007,311 ........................                  $3,028,000
              1,966,546 ........................                                $1,990,870
            933,545,824 ........................                                              $831,131,087
            489,294,912 ........................                                                              $411,014,057
Receivable for Trust shares sold ...............           21             --            --      53,253,748       2,110,029
Receivable for policy-related transactions .....           --         34,195           693              --              --
                                                     --------     ----------    ----------    ------------    ------------
  Total Assets .................................      419,739      3,062,195     1,991,563     884,384,835     413,124,086
                                                     --------     ----------    ----------    ------------    ------------
LIABILITIES
Payable for Trust shares purchased .............           --         10,844           693              --              --
Payable for policy-related transactions ........           21             --            --      53,777,152       3,092,642
                                                     --------     ----------    ----------    ------------    ------------
  Total Liabilities ............................           21         10,844           693      53,777,152       3,092,642
                                                     --------     ----------    ----------    ------------    ------------
NET ASSETS .....................................     $419,718     $3,051,351    $1,990,870    $830,607,683    $410,031,444
                                                     ========     ==========    ==========    ============    ============
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................     $    402     $   28,663    $    5,928    $     71,561    $      3,442
Net Assets Attributable to Contractowners ......      419,316      3,022,688     1,984,942     830,536,122     410,028,002
                                                     --------     ----------    ----------    ------------    ------------
NET ASSETS .....................................     $419,718     $3,051,351    $1,990,870    $830,607,683    $410,031,444
                                                     ========     ==========    ==========    ============    ============

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                EQ INTERNATIONAL     EQ/JANUS
                                                  EQ/ALLIANCE     EQ EQUITY          EQUITY         LARGE CAP
                                                   TECHNOLOGY     500 INDEX           INDEX           GROWTH
                                                 ------------- --------------- ------------------ -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $45,940,550...............................  $35,375,729
       661,215,371 ..............................                $658,832,560
           197,204 ..............................                                    $178,107
         4,235,317 ..............................                                                   $3,954,744
        24,244,403 ..............................
         1,142,522 ..............................
           857,573 ..............................
            60,756 ..............................
         1,973,134 ..............................
Receivable for Trust shares sold ...............           --        808,869              29               --
Receivable for policy-related transactions .....       91,863             --              --           14,996
                                                  -----------   ------------        --------       ----------
  Total Assets .................................   35,467,592    659,641,429         178,136        3,969,740
                                                  -----------   ------------        --------       ----------
LIABILITIES
Payable for Trust shares purchased .............      115,214             --              --           14,996
Payable for policy-related transactions ........           --        202,656              29               --
                                                  -----------   ------------        --------       ----------
  Total Liabilities ............................      115,214        202,656              29           14,996
                                                  -----------   ------------        --------       ----------
NET ASSETS .....................................  $35,352,378   $659,438,773        $178,107       $3,954,744
                                                  ===========   ============        ========       ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $   207,623   $    151,330        $     10       $  424,408
Net Assets Attributable to Contractowners ......   35,144,755    659,287,443         178,097        3,530,336
                                                  -----------   ------------        --------       ----------
NET ASSETS .....................................  $35,352,378   $659,438,773        $178,107       $3,954,744
                                                  ===========   ============        ========       ==========


                                                    EQ/PUTNAM
                                                     GROWTH        EQ/PUTNAM     EQ/PUTNAM   EQ SMALL
                                                    & INCOME     INTERNATIONAL   INVESTORS   COMPANY
                                                      VALUE          EQUITY        GROWTH     INDEX     FI MID CAP
                                                 -------------- --------------- ----------- --------- -------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $45,940,550...............................
       661,215,371 ..............................
           197,204 ..............................
         4,235,317 ..............................
        24,244,403 ..............................  $24,551,306
         1,142,522 ..............................                    $984,070
           857,573 ..............................                                 $742,457
            60,756 ..............................                                             $52,902
         1,973,134 ..............................                                                       $2,018,912
Receivable for Trust shares sold ...............           --             --           85         --           --
Receivable for policy-related transactions .....       11,193          5,767           --     21,987      197,132
                                                  -----------       --------     --------    -------   ----------
  Total Assets .................................   24,562,499        989,837      742,542    $74,889    2,216,044
                                                  -----------       --------     --------    -------   ----------
LIABILITIES
Payable for Trust shares purchased .............       11,206          5,742           --    $ 1,987      197,132
Payable for policy-related transactions ........           --             --           60         --           --
                                                  -----------       --------     --------    -------   ----------
  Total Liabilities ............................       11,206          5,742           60      1,987      197,132
                                                  -----------       --------     --------    -------   ----------
NET ASSETS .....................................  $24,551,293       $984,095     $742,482    $72,902   $2,018,912
                                                  ===========       ========     ========    =======   ==========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    46,785       $      9     $     11    $20,005   $  503,019
Net Assets Attributable to Contractowners ......   24,504,508        984,086      742,471     52,897    1,515,893
                                                  -----------       --------     --------    -------   ----------
NET ASSETS .....................................  $24,551,293       $984,095     $742,482    $72,902   $2,018,912
                                                  ===========       ========     ========    =======   ==========

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2000


                                                    FI SMALL/    J.P. MORGAN     LAZARD      LAZARD
                                                     MID CAP         CORE      LARGE CAP   SMALL CAP
                                                      VALUE          BOND        VALUE       VALUE
                                                 -------------- ------------- ----------- -----------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $37,776,098..............................  $37,837,020
         1,080,568 .............................                 $1,082,458
           517,471 .............................                               $527,865
           126,129 .............................                                           $132,272
       356,687,900 .............................
         2,304,464 .............................
        74,192,966 .............................
        64,732,678 .............................
Receivable for Trust shares sold ...............      189,176           125          60          16
Receivable for policy-related transactions .....           --            --          --          --
                                                  -----------    ----------    --------    --------
  Total Assets .................................   38,026,196     1,082,583     527,925     132,288
                                                  -----------    ----------    --------    --------
LIABILITIES
Payable for Trust shares purchased .............           --            --          --          --
Payable for policy-related transactions ........      199,767           100          60          16
                                                  -----------    ----------    --------    --------
  Total Liabilities ............................      199,767           100          60          16
                                                  -----------    ----------    --------    --------
NET ASSETS .....................................  $37,826,429    $1,082,483    $527,865    $132,272
                                                  ===========    ==========    ========    ========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $    35,900    $       10          --    $     15
Net Assets Attributable to Contractowners ......   37,790,529     1,082,473     527,865     132,257
                                                  -----------    ----------    --------    --------
NET ASSETS .....................................  $37,826,429    $1,082,483    $527,865    $132,272
                                                  ===========    ==========    ========    ========


                                                                                                  MORGAN
                                                       MFS                                        STANLEY
                                                     EMERGING                                    EMERGING
                                                      GROWTH       MFS GROWTH        MFS          MARKETS
                                                    COMPANIES     WITH INCOME     RESEARCH        EQUITY
                                                 --------------- ------------- -------------- --------------
ASSETS
Investments in shares of The Trust --
 at fair value (Notes 2 and 6)
 Cost: $37,776,098..............................
         1,080,568 .............................
           517,471 .............................
           126,129 .............................
       356,687,900 .............................  $312,656,104
         2,304,464 .............................                  $2,283,405
        74,192,966 .............................                                $67,112,513
        64,732,678 .............................                                               $39,575,403
Receivable for Trust shares sold ...............     5,937,078            --      1,459,099        134,984
Receivable for policy-related transactions .....            --            --             --             --
                                                  ------------    ----------    -----------    -----------
  Total Assets .................................   318,593,182     2,283,405     68,571,612     39,710,387
                                                  ------------    ----------    -----------    -----------
LIABILITIES
Payable for Trust shares purchased .............            --         2,121             --             --
Payable for policy-related transactions ........     5,949,509        24,334      1,461,044         78,002
                                                  ------------    ----------    -----------    -----------
  Total Liabilities ............................     5,949,509        26,455      1,461,044         78,002
                                                  ------------    ----------    -----------    -----------
NET ASSETS .....................................  $312,643,673    $2,256,950    $67,110,568    $39,632,385
                                                  ============    ==========    ===========    ===========
Amount retained by Equitable Life in
 Separate Account FP (Note 4) ..................  $     55,904    $   22,144    $    56,432    $     5,476
Net Assets Attributable to Contractowners ......   312,587,769     2,234,806     67,054,136     39,626,909
                                                  ------------    ----------    -----------    -----------
NET ASSETS .....................................  $312,643,673    $2,256,950    $67,110,568    $39,632,385
                                                  ============    ==========    ===========    ===========

-------
See Notes to Financial Statements.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                       ALLIANCE COMMON STOCK
                                                         -------------------------------------------------
                                                                 2000             1999           1998
                                                         ------------------- -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $      20,631,257   $ 20,107,533   $ 15,939,680
 Expenses (Note 3):
  Mortality and expense risk charges ...................         19,465,147     19,069,959     14,600,706
                                                          -----------------   ------------   ------------
NET INVESTMENT INCOME ..................................          1,166,110      1,037,574      1,338,974
                                                          -----------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................        227,158,194    221,690,581    169,109,310
 Realized gain distribution from The Trust .............        596,359,479    497,324,765    353,834,250
                                                          -----------------   ------------   ------------
NET REALIZED GAIN (LOSS) ...............................        823,517,673    719,015,346    522,943,560
                                                          -----------------   ------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................        702,408,250    689,309,204    567,231,009
  End of period ........................................       (631,446,087)   702,408,250    689,309,204
                                                          -----------------   ------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (1,333,854,337)    13,099,046    122,078,195
                                                          -----------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................       (510,336,664)   732,114,392    645,021,755
                                                          -----------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $    (509,170,554)  $733,151,966   $646,360,729
                                                          =================   ============   ============



                                                                        ALLIANCE HIGH YIELD
                                                         --------------------------------------------------
                                                               2000             1999             1998
                                                         ---------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $  14,140,763    $  17,378,455    $  18,449,747
 Expenses (Note 3):
  Mortality and expense risk charges ...................        730,110          889,065        1,007,106
                                                          -------------    -------------    -------------
NET INVESTMENT INCOME ..................................     13,410,653       16,489,390       17,442,641
                                                          -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................    (14,615,073)     (15,192,553)      (2,344,392)
 Realized gain distribution from The Trust .............             --          161,999        3,396,523
                                                          -------------    -------------    -------------
NET REALIZED GAIN (LOSS) ...............................    (14,615,073)     (15,030,554)       1,052,131
                                                          -------------    -------------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................    (28,742,352)     (20,898,854)       8,622,836
  End of period ........................................    (39,948,032)     (28,742,352)     (20,898,854)
                                                          -------------    -------------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (11,205,680)      (7,843,498)     (29,521,690)
                                                          -------------    -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (25,820,753)     (22,874,052)     (28,469,559)
                                                          -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (12,410,100)   $  (6,384,662)   $ (11,026,918)
                                                          =============    =============    =============


                                                                    ALLIANCE MONEY MARKET
                                                         -------------------------------------------------
                                                               2000              1999           1998
                                                         --------------- ---------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   20,530,134     $13,943,193    $10,719,684
 Expenses (Note 3):
  Mortality and expense risk charges ...................       1,779,469       1,613,234      1,204,220
                                                          --------------     -----------    -----------
NET INVESTMENT INCOME ..................................      18,750,665      12,329,959      9,515,464
                                                          --------------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      13,088,236         517,935       (161,314)
 Realized gain distribution from The Trust .............         429,300          10,344          7,750
                                                          --------------     -----------    -----------
NET REALIZED GAIN (LOSS) ...............................      13,517,536         528,279       (153,564)
                                                          --------------     -----------    -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................       1,316,815       1,536,450        804,349
  End of period ........................................     (11,436,603)      1,316,815      1,536,450
                                                          --------------     -----------    -----------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (12,753,418)       (219,635)       732,101
                                                          --------------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................         764,118         308,644        578,537
                                                          --------------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $   19,514,783     $12,638,603    $10,094,001
                                                          ==============     ===========    ===========


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        ALLIANCE SMALL CAP GROWTH
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $           --    $        --    $       4,062
 Expenses (Note 3):
  Mortality and expense risk charges .......................         616,222        284,347          215,285
                                                              --------------    -----------    -------------
NET INVESTMENT INCOME ......................................        (616,222)      (284,347)        (211,223)
                                                              --------------    -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      35,932,898      4,345,484       (7,585,521)
 Realized gain distribution from The Trust .................      16,396,188             --               --
                                                              --------------    -----------    -------------
NET REALIZED GAIN (LOSS) ...................................      52,329,086      4,345,484       (7,585,521)
                                                              --------------    -----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      24,076,277      8,780,955          771,812
  End of period ............................................     (10,925,952)    24,076,277        8,780,955
                                                              --------------    -----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................     (35,002,229)    15,295,322        8,009,143
                                                              --------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      17,326,857     19,640,806          423,622
                                                              --------------    -----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   16,710,635    $19,356,459    $     212,399
                                                              ==============    ===========    =============


                                                                   CAPITAL              CAPITAL              CAPITAL
                                                                   GUARDIAN            GUARDIAN              GUARDIAN
                                                              INTERNATIONAL (b)      RESEARCH (b)        U.S. EQUITY (b)
                                                             ------------------- --------------------- --------------------
                                                                     2000           2000       1999       2000       1999
                                                             ------------------- ---------- ---------- ---------- ---------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $   1,103       $35,181    $   280    $34,131    $ 1,159
 Expenses (Note 3):
  Mortality and expense risk charges .......................            873         5,502        209      5,877        378
                                                                  ---------       -------    -------    -------    -------
NET INVESTMENT INCOME ......................................            230        29,679         71     28,254        781
                                                                  ---------       -------    -------    -------    -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................         (3,406)       30,415      2,810     16,165        451
 Realized gain distribution from The Trust .................          2,482            --         27      5,315      1,508
                                                                  ---------       -------    -------    -------    -------
NET REALIZED GAIN (LOSS) ...................................           (924)       30,415      2,837     21,480      1,959
                                                                  ---------       -------    -------    -------    -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................             --        11,093         --     17,325         --
  End of period ............................................        (51,223)       20,689     11,093     24,324     17,325
                                                                  ---------       -------    -------    -------    -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................        (51,223)        9,596     11,093      6,999     17,325
                                                                  ---------       -------    -------    -------    -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................        (52,147)       40,011     13,930     28,479     19,284
                                                                  ---------       -------    -------    -------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $ (51,917)      $69,690    $14,001    $56,733    $20,065
                                                                  =========       =======    =======    =======    =======

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQ/AGGRESSIVE STOCK
                                                         --------------------------------------------------
                                                                2000             1999            1998
                                                         ----------------- --------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $    3,434,784    $   3,163,286   $    4,461,389
 Expenses (Note 3):
  Mortality and expense risk charges ...................       5,519,701        5,481,701        5,581,296
                                                          --------------    -------------   --------------
NET INVESTMENT INCOME ..................................      (2,084,917)      (2,318,415)      (1,119,907)
                                                          --------------    -------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      67,261,897      (27,888,194)     (39,688,312)
 Realized gain distribution from The Trust .............      62,772,904       61,642,419       46,528,461
                                                          --------------    -------------   --------------
NET REALIZED GAIN (LOSS) ...............................     130,034,801       33,754,225        6,840,149
                                                          --------------    -------------   --------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................     158,809,890       26,715,214       32,695,620
  End of period ........................................    (102,414,737)     158,809,890       26,715,214
                                                          --------------    -------------   --------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (261,224,627)     132,094,676       (5,980,406)
                                                          --------------    -------------   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (131,189,826)     165,848,901          859,743
                                                          --------------    -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (133,274,743)   $ 163,530,486   $     (260,164)
                                                          ==============    =============   ==============


                                                                   EQ/ALLIANCE              EQ/ALLIANCE
                                                               PREMIER GROWTH (a)         TECHNOLOGY (c)
                                                         ------------------------------- ----------------
                                                               2000            1999            2000
                                                         ---------------- -------------- ----------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................  $   2,922,865     $   30,540    $          --
 Expenses (Note 3):
  Mortality and expense risk charges ...................      2,519,013         63,730           76,288
                                                          -------------     ----------    -------------
NET INVESTMENT INCOME ..................................        403,852        (33,190)         (76,288)
                                                          -------------     ----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      1,799,789         83,605         (506,295)
 Realized gain distribution from The Trust .............             --        106,890               --
                                                          -------------     ----------    -------------
NET REALIZED GAIN (LOSS) ...............................      1,799,789        190,495         (506,295)
                                                          -------------     ----------    -------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      5,068,707             --               --
  End of period ........................................    (78,280,856)     5,068,707      (10,564,821)
                                                          -------------     ----------    -------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................    (83,349,563)     5,068,707      (10,564,821)
                                                          -------------     ----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................    (81,549,774)     5,259,202      (11,071,116)
                                                          -------------     ----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................  $ (81,145,922)    $5,226,012    $ (11,147,404)
                                                          =============     ==========    =============


                                                                     EQ EQUITY 500 INDEX
                                                          -----------------------------------------------
                                                                 2000             1999           1998
                                                          ----------------  -------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .............................   $    4,807,410    $  7,575,355    $  3,958,217
 Expenses (Note 3):
  Mortality and expense risk charges ...................        3,730,581       3,729,959       1,862,376
                                                           --------------    ------------    ------------
NET INVESTMENT INCOME ..................................        1,076,829       3,845,396       2,095,841
                                                           --------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments ...................      125,289,487      21,008,249       5,460,381
 Realized gain distribution from The Trust .............       29,072,151       6,196,508         128,151
                                                           --------------    ------------    ------------
NET REALIZED GAIN (LOSS) ...............................      154,361,638      27,204,757       5,588,532
                                                           --------------    ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ..................................      228,753,607     136,665,316      63,055,426
  End of period ........................................       (2,382,811)    228,753,607     136,665,316
                                                           --------------    ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...........................................     (231,136,418)     92,088,291      73,609,890
                                                           --------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...........................................      (76,774,780)    119,293,048      79,198,422
                                                           --------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS .......................................   $  (75,697,951)   $123,138,444    $ 81,294,263
                                                           ==============    ============    ============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ INTERNATIONAL
                                                              EQUITY INDEX (e)
                                                             -------------------
                                                                 2000      1999
                                                             ------------ ------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     408    $ 9
 Expenses (Note 3):
  Mortality and expense risk charges .......................        449      1
                                                              ---------    ---
NET INVESTMENT INCOME ......................................        (41)     8
                                                              ---------    ---
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (873)     0
 Realized gain distribution from The Trust .................      4,474      9
                                                              ---------    ---
NET REALIZED GAIN (LOSS) ...................................      3,601      9
                                                              ---------    ---
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................         69     --
  End of period ............................................    (19,097)    69
                                                              ---------    ---
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (19,166)    69
                                                              ---------    ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (15,565)    78
                                                              ---------    ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (15,606)   $86
                                                              =========    ===


                                                              EQ/JANUS LARGE CAP GROWTH (d)
                                                             -------------------------------
                                                                           2000
                                                             -------------------------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................           $    4,295
 Expenses (Note 3):
  Mortality and expense risk charges .......................                2,998
                                                                       ----------
NET INVESTMENT INCOME ......................................                1,297
                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................               (3,341)
 Realized gain distribution from The Trust .................                   --
                                                                       ----------
NET REALIZED GAIN (LOSS) ...................................               (3,341)
                                                                       ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................                   --
  End of period ............................................             (280,573)
                                                                       ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................             (280,573)
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................             (283,914)
                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................           $ (282,617)
                                                                       ==========


                                                                    EQ/PUTNAM GROWTH & INCOME VALUE
                                                             ---------------------------------------------
                                                                   2000            1999           1998
                                                             --------------- --------------- -------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     237,259   $     278,910   $  143,999
 Expenses (Note 3):
  Mortality and expense risk charges .......................        111,139         110,374       56,995
                                                              -------------   -------------   ----------
NET INVESTMENT INCOME ......................................        126,120         168,536       87,004
                                                              -------------   -------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       (439,753)        276,186      209,398
 Realized gain distribution from The Trust .................             --       1,499,307      130,047
                                                              -------------   -------------   ----------
NET REALIZED GAIN (LOSS) ...................................       (439,753)      1,775,493      339,445
                                                              -------------   -------------   ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (1,472,795)      1,160,602      269,561
  End of period ............................................        306,905      (1,472,796)   1,160,602
                                                              -------------   -------------   ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................      1,779,700      (2,633,398)     891,041
                                                              -------------   -------------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................      1,339,947        (857,905)   1,230,486
                                                              -------------   -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $   1,466,067   $    (689,369)  $1,317,490
                                                              =============   =============   ==========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,

                                                                  EQ/PUTNAM              EQ/PUTNAM           EQ SMALL
                                                                INTERNATIONAL            INVESTORS           COMPANY
                                                                 EQUITY (e)             GROWTH (e)          INDEX (e)
                                                             ------------------- ------------------------- -----------
                                                                 2000      1999       2000         1999        2000
                                                             ------------ ------ -------------- ---------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   63,790   $12     $    3,422      $ --     $  3,213
 Expenses (Note 3):
  Mortality and expense risk charges .......................       1,787    --          1,990        5           101
                                                              ----------   ---     ----------      ----     --------
NET INVESTMENT INCOME ......................................      62,003    12          1,432         (5)      3,112
                                                              ----------   ---     ----------      ------   --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     (23,560)   --        (11,011)       1          (102)
 Realized gain distribution from The Trust .................      93,565    37          1,267      223         2,875
                                                              ----------   ---     ----------      -----    --------
NET REALIZED GAIN (LOSS) ...................................      70,005    37         (9,744)     224         2,773
                                                              ----------   ---     ----------      -----    --------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           1    --            736       --            --
  End of period ............................................    (158,451)    1       (115,117)     736        (7,854)
                                                              ----------   ---     ----------      -----    --------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (158,452)    1       (115,853)     736        (7,854)
                                                              ----------   ---     ----------      -----    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (88,447)   38       (125,597)     960        (5,081)
                                                              ----------   ---     ----------      -----    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (26,444)  $50     $ (124,165)     $955     $ (1,969)
                                                              ==========   ===     ==========      =====    ========


                                                              FI MID CAP (d)              FI SMALL/MID CAP VALUE
                                                             ---------------- -----------------------------------------------
                                                                   2000             2000            1999            1998
                                                             ---------------- --------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................      $ 2,614      $     355,229   $      67,108   $    171,716
 Expenses (Note 3):
  Mortality and expense risk charges .......................          895            171,556         180,999        168,543
                                                                  -------      -------------   -------------   ------------
NET INVESTMENT INCOME ......................................        1,719            183,673        (113,891)         3,173
                                                                  -------      -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................       22,280           (925,533)     (1,591,217)      (142,969)
 Realized gain distribution from The Trust .................           --                 --              --             --
                                                                  -------      -------------   -------------   ------------
NET REALIZED GAIN (LOSS) ...................................       22,280           (925,533)     (1,591,217)      (142,969)
                                                                  -------      -------------   -------------   ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................           --         (2,294,881)     (4,215,340)      (228,709)
  End of period ............................................       45,777             60,924      (2,294,881)    (4,215,340)
                                                                  -------      -------------   -------------   ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................       45,777          2,355,805       1,920,459     (3,986,631)
                                                                  -------      -------------   -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................       68,057          1,430,272         329,242     (4,129,600)
                                                                  -------      -------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................      $69,776      $   1,613,945   $     215,351   $ (4,126,427)
                                                                  =======      =============   =============   ============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     LAZARD      LAZARD
                                                                 J.P. MORGAN         LARGE       SMALL
                                                                     CORE             CAP         CAP
                                                                   BOND (e)        VALUE (d)   VALUE (d)
                                                             -------------------- ----------- -----------
                                                                2000       1999       2000        2000
                                                             ---------- --------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $50,306    $  100    $  4,179      $3,005
 Expenses (Note 3):
  Mortality and expense risk charges .......................    1,900         1         875         227
                                                              -------    ------    --------      ------
NET INVESTMENT INCOME ......................................   48,406        99       3,304       2,778
                                                              -------    ------    --------      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      908        --      (2,223)        250
 Realized gain distribution from The Trust .................       --        --          --          --
                                                              -------    ------    --------      ------
NET REALIZED GAIN (LOSS) ...................................      908        --      (2,223)        250
                                                              -------    ------    --------      ------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     (116)       --          --          --
  End of period ............................................    1,889      (116)     10,394       6,143
                                                              -------    ------    --------      ------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    2,005      (116)     10,394       6,143
                                                              -------    ------    --------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    2,913      (116)      8,171       6,393
                                                              -------    ------    --------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $51,319    $  (17)   $ 11,475      $9,171
                                                              =======    ======    ========      ======




                                                                      MFS EMERGING GROWTH COMPANIES
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $    6,008,229    $        --     $       969
 Expenses (Note 3):
  Mortality and expense risk charges .......................       1,768,620        640,976         157,484
                                                              --------------    -----------     -----------
NET INVESTMENT INCOME ......................................       4,239,609       (640,976)       (156,515)
                                                              --------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      28,942,316     13,577,250       4,270,964
 Realized gain distribution from The Trust .................      13,303,804      3,969,879              --
                                                              --------------    -----------     -----------
NET REALIZED GAIN (LOSS) ...................................      42,246,120     17,547,129       4,270,964
                                                              --------------    -----------     -----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................      77,077,961      6,996,177         171,320
  End of period ............................................     (44,031,797)    77,077,961       6,996,177
                                                              --------------    -----------     -----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (121,109,758)    70,081,784       6,824,857
                                                              --------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (78,863,638)    87,628,913      11,095,821
                                                              --------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (74,624,029)   $86,987,937     $10,939,306
                                                              ==============    ===========     ===========




                                                                    MFS GROWTH
                                                                 WITH INCOME (a)
                                                             ------------------------
                                                                 2000         1999
                                                             ------------ -----------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   7,045     $ 1,268
 Expenses (Note 3):
  Mortality and expense risk charges .......................      5,820         431
                                                              ---------     -------
NET INVESTMENT INCOME ......................................      1,225         837
                                                              ---------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................     13,705        (227)
 Realized gain distribution from The Trust .................         --          --
                                                              ---------     -------
NET REALIZED GAIN (LOSS) ...................................     13,705        (227)
                                                              ---------     -------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     20,637          --
  End of period ............................................    (21,059)     20,637
                                                              ---------     -------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (41,696)     20,637
                                                              ---------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (27,991)     20,410
                                                              ---------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (26,766)    $21,247
                                                              =========     =======


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             MFS RESEARCH
                                                             --------------------------------------------
                                                                   2000           1999          1998
                                                             --------------- ------------- --------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $     527,991   $    52,831    $   71,137
 Expenses (Note 3):
  Mortality and expense risk charges .......................        322,223       208,639        86,044
                                                              -------------   -----------    ----------
NET INVESTMENT INCOME ......................................        205,768      (155,808)      (14,907)
                                                              -------------   -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      6,836,827       995,232       494,412
 Realized gain distribution from The Trust .................      5,191,785     1,086,222            --
                                                              -------------   -----------    ----------
NET REALIZED GAIN (LOSS) ...................................     12,028,612     2,081,454       494,412
                                                              -------------   -----------    ----------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     10,033,987     3,313,063       249,382
  End of period ............................................     (7,080,452)   10,033,987     3,313,063
                                                              -------------   -----------    ----------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (17,114,439)    6,720,924     3,063,681
                                                              -------------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................     (5,085,827)    8,802,378     3,558,093
                                                              -------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $  (4,880,059)  $ 8,646,570    $3,543,186
                                                              =============   ===========    ==========




                                                                  MORGAN STANLEY EMERGING MARKETS EQUITY
                                                             ------------------------------------------------
                                                                   2000             1999            1998
                                                             ---------------- --------------- ---------------
INCOME AND EXPENSES:
 Investment Income (Note 2):
  Dividends from The Trust .................................  $   3,734,636    $         --    $     37,240
 Expenses (Note 3):
  Mortality and expense risk charges .......................        225,716          66,405          23,921
                                                              -------------    ------------    ------------
NET INVESTMENT INCOME ......................................      3,508,920         (66,405)         13,319
                                                              -------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (Note 2):
 Realized gain (loss) on investments .......................      3,112,222         363,825        (637,290)
 Realized gain distribution from The Trust .................      1,317,840         394,053              --
                                                              -------------    ------------    ------------
NET REALIZED GAIN (LOSS) ...................................      4,430,062         757,878        (637,290)
                                                              -------------    ------------    ------------
 Unrealized appreciation (depreciation) on investments:
  Beginning of period ......................................     11,044,586      (2,942,633)     (1,079,388)
  End of period ............................................    (25,157,275)     11,044,586      (2,942,633)
                                                              -------------    ------------    ------------
 Change in unrealized appreciation (depreciation) during
  the period ...............................................    (36,201,861)     13,987,219      (1,863,245)
                                                              -------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ...............................................    (31,771,799)     14,745,097      (2,500,535)
                                                              -------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................................  $ (28,262,879)   $ 14,678,692    $ (2,487,216)
                                                              =============    ============    ============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                 ALLIANCE COMMON STOCK
                                                -------------------------------------------------------
                                                        2000               1999              1998
                                                ------------------- ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $       1,166,110   $    1,037,574    $    1,338,974
 Net realized gain (loss) .....................        823,517,673      719,015,346       522,943,560
 Change in unrealized appreciation
  (depreciation) on investments ...............     (1,333,854,337)      13,099,046       122,078,195
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................       (509,170,554)     733,151,966       646,360,729
                                                 -----------------   --------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        358,046,737      361,261,385       322,874,015
 Benefits and other policy-related
  transactions (Note 3) .......................       (276,512,300)    (302,304,428)     (250,079,870)
 Net transfers among funds and
  guaranteed interest account .................       (396,289,850)      49,877,173        24,136,275
                                                 -----------------   --------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       (314,755,413)     108,834,130        96,930,420
                                                 -----------------   --------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          3,190,692       (5,343,344)       (2,780,348)
                                                 -----------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............       (820,735,275)     836,642,752       740,510,801
NET ASSETS
 BEGINNING OF PERIOD ..........................      3,779,869,192    2,943,226,440     2,202,715,639
                                                 -----------------   --------------    --------------
NET ASSETS
 END OF PERIOD ................................  $   2,959,133,917   $3,779,869,192    $2,943,226,440
                                                 =================   ==============    ==============





                                                               ALLIANCE HIGH YIELD
                                                --------------------------------------------------
                                                      2000             1999             1998
                                                ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $  13,410,653    $  16,489,390    $  17,442,641
 Net realized gain (loss) .....................    (14,615,073)     (15,030,554)       1,052,131
 Change in unrealized appreciation
  (depreciation) on investments ...............    (11,205,680)      (7,843,498)     (29,521,690)
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................    (12,410,100)      (6,384,662)     (11,026,918)
                                                 -------------    -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     24,114,311       30,001,760       36,502,728
 Benefits and other policy-related
  transactions (Note 3) .......................    (16,217,496)     (21,018,230)     (20,288,710)
 Net transfers among funds and
  guaranteed interest account .................    (21,187,150)     (25,281,076)       2,677,159
                                                 -------------    -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    (13,290,335)     (16,297,546)      18,891,177
                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................     (2,037,976)       2,143,697         (832,263)
                                                 -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............    (27,738,411)     (20,538,511)       7,031,996
NET ASSETS
 BEGINNING OF PERIOD ..........................    149,834,482      170,372,993      163,340,997
                                                 -------------    -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $ 122,096,071    $ 149,834,482    $ 170,372,993
                                                 =============    =============    =============




                                                            ALLIANCE MONEY MARKET
                                                ---------------------------------------------------
                                                       2000            1999              1998
                                                --------------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    18,750,665  $  12,329,959    $     9,515,464
 Net realized gain (loss) .....................       13,517,536        528,279           (153,564)
 Change in unrealized appreciation
  (depreciation) on investments ...............      (12,753,418)      (219,635)           732,101
                                                 ---------------  -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................       19,514,783     12,638,603         10,094,001
                                                 ---------------  -------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      261,734,365    231,007,033        229,608,273
 Benefits and other policy-related
  transactions (Note 3) .......................      (64,400,152)   (63,463,349)       (41,370,215)
 Net transfers among funds and
  guaranteed interest account .................     (159,392,173)   (91,919,848)      (128,607,686)
                                                 ---------------  -------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................       37,942,040     75,623,836         59,630,372
                                                 ---------------  -------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,047,311)     1,075,796           (387,161)
                                                 ---------------  -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............       55,409,512     89,338,235         69,337,212
NET ASSETS
 BEGINNING OF PERIOD ..........................      344,428,377    255,090,142        185,752,930
                                                 ---------------  -------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   399,837,889  $ 344,428,377    $   255,090,142
                                                 ===============  =============    ===============


-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          ALLIANCE SMALL CAP GROWTH
                                                ----------------------------------------------
                                                      2000            1999           1998
                                                ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (616,222)   $   (284,347)  $   (211,223)
 Net realized gain (loss) .....................     52,329,086       4,345,484     (7,585,521)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (35,002,229)     15,295,322      8,009,143
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     16,710,635      19,356,459        212,399
                                                 -------------    ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     21,647,575      16,092,219     14,863,783
 Benefits and other policy-related
  transactions (Note 3) .......................     (8,620,844)     (5,542,747)    (3,897,615)
 Net transfers among funds and
  guaranteed interest account .................     51,092,256      (8,085,585)    15,043,596
                                                 -------------    ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     64,118,987       2,463,887     26,009,764
                                                 -------------    ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (150,422)        (99,856)    (1,460,161)
                                                 -------------    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............     80,679,200      21,720,490     24,762,002
NET ASSETS
 BEGINNING OF PERIOD ..........................     70,380,421      48,659,931     23,897,929
                                                 -------------    ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $ 151,059,621    $ 70,380,421   $ 48,659,931
                                                 =============    ============   ============



                                                      CAPITAL
                                                      GUARDIAN      CAPITAL GUARDIAN RESEARCH    CAPITAL GUARDIAN U.S.
                                                 INTERNATIONAL (b)             (b)                     EQUITY (b)
                                                ------------------- -------------------------- --------------------------
                                                        2000             2000         1999          2000         1999
                                                ------------------- ------------- ------------ ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................      $     230       $   29,679     $     71    $   28,254    $     781
 Net realized gain (loss) .....................           (924)          30,415        2,837        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments ...............        (51,223)           9,596       11,093         6,999       17,325
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  operations ..................................        (51,917)          69,690       14,001        56,733       20,065
                                                     ---------       ----------     --------    ----------    ---------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................        117,371          711,351       63,883       536,209      115,934
 Benefits and other policy-related
  transactions (Note 3) .......................         (8,888)        (181,366)        (503)     (152,937)     (15,128)
 Net transfers among funds and
  guaranteed interest account .................        362,727        2,253,279      115,765     1,033,573      390,588
                                                     ---------       ----------     --------    ----------    ---------
 Net increase (decrease) in net assets from
  policy-related transactions .................        471,210        2,783,264      179,145     1,416,845      491,394
                                                     ---------       ----------     --------    ----------    ---------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................            425            5,042          209         5,455          378
                                                     ---------       ----------     --------    ----------    ---------
INCREASE (DECREASE) IN NET ASSETS .............        419,718        2,857,996      193,355     1,479,033      511,837
NET ASSETS
 BEGINNING OF PERIOD ..........................             --          193,355           --       511,837           --
                                                     ---------       ----------     --------    ----------    ---------
NET ASSETS
 END OF PERIOD ................................      $ 419,718       $3,051,351     $193,355    $1,990,870    $ 511,837
                                                     =========       ==========     ========    ==========    =========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                 EQ/AGGRESSIVE STOCK
                                                ------------------------------------------------------
                                                       2000              1999               1998
                                                ----------------- ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    (2,084,917)   $   (2,318,415)   $    (1,119,907)
 Net realized gain (loss) .....................      130,034,801        33,754,225          6,840,149
 Change in unrealized appreciation
  (depreciation) on investments ...............     (261,224,627)      132,094,676         (5,980,406)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................     (133,274,743)      163,530,486           (260,164)
                                                 ---------------    --------------    ---------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      122,336,721       145,241,493        172,792,283
 Benefits and other policy-related
  transactions (Note 3) .......................      (94,869,789)     (117,102,087)      (115,442,947)
 Net transfers among funds and
  guaranteed interest account .................     (113,067,315)     (113,016,006)       (43,660,488)
                                                 ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      (85,600,383)      (84,876,600)        13,688,848
                                                 ---------------    --------------    ---------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (2,562,254)        2,197,124           (541,559)
                                                 ---------------    --------------    ---------------
INCREASE (DECREASE) IN NET ASSETS .............     (221,437,380)       80,851,010         12,887,125
NET ASSETS
 BEGINNING OF PERIOD ..........................    1,052,045,063       971,194,053        958,306,928
                                                 ---------------    --------------    ---------------
NET ASSETS
 END OF PERIOD ................................  $   830,607,683    $1,052,045,063    $   971,194,053
                                                 ===============    ==============    ===============



                                                          EQ/ALLIANCE               EQ/ALLIANCE
                                                       PREMIER GROWTH (a)         TECHNOLOGY (c)
                                                -------------------------------- ----------------
                                                      2000             1999            2000
                                                ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     403,852    $    (33,190)   $      (76,288)
 Net realized gain (loss) .....................      1,799,789         190,495          (506,295)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (83,349,563)      5,068,707       (10,564,821)
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  operations ..................................    (81,145,922)      5,226,012       (11,147,404)
                                                 -------------    ------------    --------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     32,898,694       6,362,938         7,114,732
 Benefits and other policy-related
  transactions (Note 3) .......................    (10,974,144)     (1,028,342)       (1,584,828)
 Net transfers among funds and
  guaranteed interest account .................    418,028,445      40,652,847        40,543,591
                                                 -------------    ------------    --------------
 Net increase (decrease) in net assets from
  policy-related transactions .................    439,952,995      45,987,443        46,073,495
                                                 -------------    ------------    --------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          7,014           3,902           426,287
                                                 -------------    ------------    --------------
INCREASE (DECREASE) IN NET ASSETS .............    358,814,087      51,217,357        35,352,378
NET ASSETS
 BEGINNING OF PERIOD ..........................     51,217,357              --                --
                                                 -------------    ------------    --------------
NET ASSETS
 END OF PERIOD ................................  $ 410,031,444    $ 51,217,357    $   35,352,378
                                                 =============    ============    ==============



                                                             EQ EQUITY 500 INDEX
                                                --------------------------------------------------
                                                       2000            1999             1998
                                                ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,076,829  $   3,845,396    $   2,095,841
 Net realized gain (loss) .....................      154,361,638     27,204,757        5,588,532
 Change in unrealized appreciation
  (depreciation) on investments ...............     (231,136,418)    92,088,291       73,609,890
                                                 ---------------  -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................      (75,697,951)   123,138,444       81,294,263
                                                 ---------------  -------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      141,841,978    123,310,198       82,390,480
 Benefits and other policy-related
  transactions (Note 3) .......................      (68,629,444)   (60,880,027)     (34,756,406)
 Net transfers among funds and
  guaranteed interest account .................     (188,630,273)   222,120,321       74,806,928
                                                 ---------------  -------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     (115,417,739)   284,550,492      122,441,002
                                                 ---------------  -------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          249,927     (1,148,745)        (430,965)
                                                 ---------------  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............     (190,865,763)   406,540,191      203,304,300
NET ASSETS
 BEGINNING OF PERIOD ..........................      850,304,536    443,764,345      240,460,045
                                                 ---------------  -------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   659,438,773  $ 850,304,536    $ 443,764,345
                                                 ===============  =============    =============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/JANUS
                                                    EQ INTERNATIONAL        LARGE CAP
                                                    EQUITY INDEX (e)       GROWTH (d)
                                                ------------------------ --------------
                                                    2000         1999         2000
                                                ------------ ----------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     (41)    $   8       $    1,297
 Net realized gain (loss) .....................      3,601         9           (3,341)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (19,166)       69         (280,573)
                                                 ---------     -------     ----------
 Net increase (decrease) in net assets from
  operations ..................................    (15,606)       86         (282,617)
                                                 ---------     -------     ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     70,925        --          531,995
 Benefits and other policy-related
  transactions (Note 3) .......................     (6,646)         (8)       (28,461)
 Net transfers among funds and
  guaranteed interest account .................    128,159     1,182        3,230,829
                                                 ---------     -------     ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................    192,438     1,174        3,734,363
                                                 ---------     -------     ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................         15        --          502,998
                                                 ---------     -------     ----------
INCREASE (DECREASE) IN NET ASSETS .............    176,847     1,260        3,954,744
NET ASSETS
 BEGINNING OF PERIOD ..........................      1,260        --               --
                                                 ---------     -------     ----------
NET ASSETS
 END OF PERIOD ................................  $ 178,107     $1,260      $3,954,744
                                                 =========     =======     ==========



                                                                                                      EQ/PUTNAM
                                                                                                INTERNATIONAL EQUITY
                                                        EQ/PUTNAM GROWTH & INCOME VALUE                  (e)
                                                ----------------------------------------------- ---------------------
                                                      2000            1999            1998           2000       1999
                                                --------------- --------------- --------------- ------------- -------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    126,120    $    168,536    $     87,004    $    62,003   $ 12
 Net realized gain (loss) .....................      (439,753)      1,775,493         339,445         70,005     37
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,779,700      (2,633,398)        891,041       (158,452)     1
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  operations ..................................     1,466,067        (689,369)      1,317,490        (26,444)    50
                                                 ------------    ------------    ------------    -----------   ----
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     6,483,419       7,146,178       5,099,897        177,172    666
 Benefits and other policy-related
  transactions (Note 3) .......................    (2,872,054)     (2,808,209)     (1,485,166)       (25,083)    --
 Net transfers among funds and
  guaranteed interest account .................    (2,317,055)      1,469,187       6,086,532        857,709     --
                                                 ------------    ------------    ------------    -----------   ----
 Net increase (decrease) in net assets from
  policy-related transactions .................     1,294,310       5,807,156       9,701,263      1,009,798    666
                                                 ------------    ------------    ------------    -----------   ----
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................        (2,863)        (67,263)     (1,334,566)            25     --
                                                 ------------    ------------    ------------    -----------   ----
INCREASE (DECREASE) IN NET ASSETS .............     2,757,514       5,050,524       9,684,187        983,379    716
NET ASSETS
 BEGINNING OF PERIOD ..........................    21,793,779      16,743,255       7,059,068            716     --
                                                 ------------    ------------    ------------    -----------   ----
NET ASSETS
 END OF PERIOD ................................  $ 24,551,293    $ 21,793,779    $ 16,743,255    $   984,095   $716
                                                 ============    ============    ============    ===========   ====

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           EQ SMALL
                                                       EQ/PUTNAM           COMPANY
                                                  INVESTORS GROWTH (e)    INDEX (e)   FI MID CAP (d)
                                                ------------------------ ----------- ----------------
                                                     2000        1999        2000          2000
                                                ------------- ---------- ----------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $     1,432   $    (5)   $  3,112      $    1,719
 Net realized gain (loss) .....................       (9,744)      224       2,773          22,280
 Change in unrealized appreciation
  (depreciation) on investments ...............     (115,853)      736      (7,854)         45,777
                                                 -----------   -------    --------      ----------
 Net increase (decrease) in net assets from
  operations ..................................     (124,165)      955      (1,969)         69,776
                                                 -----------   -------    --------      ----------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      280,877    10,348      15,197         366,696
 Benefits and other policy-related
  transactions (Note 3) .......................      (23,958)      (96)     (3,087)        (11,914)
 Net transfers among funds and
  guaranteed interest account .................      598,298       199      42,754       1,093,460
                                                 -----------   -------    --------      ----------
 Net increase (decrease) in net assets from
  policy-related transactions .................      855,217    10,451      54,864       1,448,242
                                                 -----------   -------    --------      ----------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................           19         5      20,007         500,894
                                                 -----------   -------    --------      ----------
INCREASE (DECREASE) IN NET ASSETS .............      731,071    11,411      72,902       2,018,912
NET ASSETS
 BEGINNING OF PERIOD ..........................       11,411        --          --              --
                                                 -----------   -------    --------      ----------
NET ASSETS
 END OF PERIOD ................................  $   742,482   $11,411    $ 72,902      $2,018,912
                                                 ===========   =======    ========      ==========



                                                                                                     J.P. MORGAN
                                                            FI SMALL/MID CAP VALUE                  CORE BOND (e)
                                                ---------------------------------------------- -----------------------
                                                      2000           1999            1998           2000        1999
                                                --------------- -------------- --------------- ------------- ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    183,673    $   (113,891)  $      3,173    $   48,406    $   99
 Net realized gain (loss) .....................      (925,533)     (1,591,217)      (142,969)          908         0
 Change in unrealized appreciation
  (depreciation) on investments ...............     2,355,805       1,920,459     (3,986,631)        2,005      (116)
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  operations ..................................     1,613,945         215,351     (4,126,427)       51,319       (17)
                                                 ------------    ------------   ------------    ----------    ------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................     8,252,522      11,009,658     13,378,658        84,090        --
 Benefits and other policy-related
  transactions (Note 3) .......................    (3,957,634)     (4,607,292)    (4,042,103)       (6,190)      (70)
 Net transfers among funds and
  guaranteed interest account .................    (4,015,926)     (7,372,698)     7,112,708       951,048     2,277
                                                 ------------    ------------   ------------    ----------    ------
 Net increase (decrease) in net assets from
  policy-related transactions .................       278,962        (970,332)    16,449,263     1,028,948     2,207
                                                 ------------    ------------   ------------    ----------    ------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       (14,691)        (23,731)      (622,058)           24         2
                                                 ------------    ------------   ------------    ----------    ------
INCREASE (DECREASE) IN NET ASSETS .............     1,878,216        (778,712)    11,700,778     1,080,291     2,192
NET ASSETS
 BEGINNING OF PERIOD ..........................    35,948,213      36,726,925     25,026,147         2,192        --
                                                 ------------    ------------   ------------    ----------    ------
NET ASSETS
 END OF PERIOD ................................  $ 37,826,429    $ 35,948,213   $ 36,726,925    $1,082,483    $2,192
                                                 ============    ============   ============    ==========    ======

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  LAZARD LARGE    LAZARD SMALL
                                                 CAP VALUE (d)   CAP VALUE (d)            MFS EMERGING GROWTH COMPANIES
                                                --------------- --------------- -------------------------------------------------
                                                      2000            2000             2000             1999            1998
                                                --------------- --------------- ----------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................    $  3,304        $  2,778      $     4,239,609   $    (640,976)   $   (156,515)
 Net realized gain (loss) .....................      (2,223)            250           42,246,120      17,547,129       4,270,964
 Change in unrealized appreciation
  (depreciation) on investments ...............      10,394           6,143         (121,109,758)     70,081,784       6,824,857
                                                   --------        --------      ---------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................      11,475           9,171          (74,624,029)     86,987,937      10,939,306
                                                   --------        --------      ---------------   -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      41,252          29,043           70,287,748      32,825,036      11,533,783
 Benefits and other policy-related
  transactions (Note 3) .......................      (7,949)         (2,996)         (27,814,422)    (13,737,378)     (2,705,605)
 Net transfers among funds and
  guaranteed interest account .................     483,081          97,039          106,624,803      76,182,753      25,975,152
                                                   --------        --------      ---------------   -------------    ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................     516,384         123,086          149,098,129      95,270,411      34,803,330
                                                   --------        --------      ---------------   -------------    ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................           6              15              (13,468)        (72,131)     (2,575,513)
                                                   --------        --------      ---------------   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............     527,865         132,272           74,460,632     182,186,217      43,167,123
NET ASSETS
 BEGINNING OF PERIOD ..........................          --              --          238,183,041      55,996,824      12,829,701
                                                   --------        --------      ---------------   -------------    ------------
NET ASSETS
 END OF PERIOD ................................    $527,865        $132,272      $   312,643,673   $ 238,183,041    $ 55,996,824
                                                   ========        ========      ===============   =============    ============



                                                MFS GROWTH AND INCOME (a)
                                                --------------------------
                                                     2000          1999
                                                -------------- -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................   $    1,225    $    837
 Net realized gain (loss) .....................       13,705        (227)
 Change in unrealized appreciation
  (depreciation) on investments ...............      (41,696)     20,637
                                                  ----------    --------
 Net increase (decrease) in net assets from
  operations ..................................      (26,766)     21,247
                                                  ----------    --------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      915,571      44,806
 Benefits and other policy-related
  transactions (Note 3) .......................     (233,915)     (6,607)
 Net transfers among funds and
  guaranteed interest account .................    1,166,335     326,238
                                                  ----------    --------
 Net increase (decrease) in net assets from
  policy-related transactions .................    1,847,991     364,437
                                                  ----------    --------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................       20,011      30,030
                                                  ----------    --------
INCREASE (DECREASE) IN NET ASSETS .............    1,841,236     415,714
NET ASSETS
 BEGINNING OF PERIOD ..........................      415,714          --
                                                  ----------    --------
NET ASSETS
 END OF PERIOD ................................   $2,256,950    $415,714
                                                  ==========    ========

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

                                                                 MFS RESEARCH
                                                -----------------------------------------------
                                                      2000            1999            1998
                                                ---------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $      205,768   $   (155,808)  $    (14,907)
 Net realized gain (loss) .....................      12,028,612      2,081,454        494,412
 Change in unrealized appreciation
  (depreciation) on investments ...............     (17,114,439)     6,720,924      3,063,681
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................      (4,880,059)     8,646,570      3,543,186
                                                 --------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      15,542,973     12,506,780      6,795,257
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,870,299)    (4,808,292)    (1,705,211)
 Net transfers among funds and
  guaranteed interest account .................      13,683,263      4,280,012     12,108,388
                                                 --------------   ------------   ------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      23,355,937     11,978,500     17,198,434
                                                 --------------   ------------   ------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................          (2,662)        (9,698)    (2,472,499)
                                                 --------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS .............      18,473,216     20,615,372     18,269,121
NET ASSETS
 BEGINNING OF PERIOD ..........................      48,637,352     28,021,980      9,752,859
                                                 --------------   ------------   ------------
NET ASSETS
 END OF PERIOD ................................  $   67,110,568   $ 48,637,352   $ 28,021,980
                                                 ==============   ============   ============


                                                     MORGAN STANLEY EMERGING MARKETS EQUITY
                                                ------------------------------------------------
                                                      2000             1999            1998
                                                ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ........................  $    3,508,920   $    (66,405)   $      13,319
 Net realized gain (loss) .....................       4,430,062        757,878         (637,290)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (36,201,861)    13,987,219       (1,863,245)
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     (28,262,879)    14,678,692       (2,487,216)
                                                 --------------   ------------    -------------
FROM POLICY-RELATED TRANSACTIONS:
 Net premiums (Note 3) ........................      13,667,286      4,138,455        2,442,975
 Benefits and other policy-related
  transactions (Note 3) .......................      (5,053,633)    (1,720,293)        (488,932)
 Net transfers among funds and
  guaranteed interest account .................      19,732,771     16,198,446        4,158,460
                                                 --------------   ------------    -------------
 Net increase (decrease) in net assets from
  policy-related transactions .................      28,346,424     18,616,608        6,112,503
                                                 --------------   ------------    -------------
NET INCREASE (DECREASE) IN AMOUNT
 RETAINED BY EQUITABLE LIFE IN
 SEPARATE ACCOUNT FP (Note 4) .................      (1,141,709)    (1,953,290)           2,496
                                                 --------------   ------------    -------------
INCREASE (DECREASE) IN NET ASSETS .............      (1,058,164)    31,342,010        3,627,783
NET ASSETS
 BEGINNING OF PERIOD ..........................      40,690,549      9,348,539        5,720,756
                                                 --------------   ------------    -------------
NET ASSETS
 END OF PERIOD ................................  $   39,632,385   $ 40,690,549    $   9,348,539
                                                 ==============   ============    =============

-------
See Notes to Financial Statements.
(a) Commencement of Operations on June 4, 1999.
(b) Commencement of Operations on August 30, 1999.
(c) Commencement of Operations on May 2, 2000.
(d) Commencement of Operations on September 5, 2000.
(e) Commencement of Operations on July 24, 1998.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. General

Equitable Life Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. For periods prior to October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of the Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQAT. EQAT is an open-ended diversified management investment company that sells shares to separate accounts of insurance companies. Each portfolio has separate investment objectives. These financial statements and notes are those of the Account.

Equitable Life serves as investment manager of EQAT. As such, Equitable Life oversees the activities of the investment advisers with respect to EQAT and is responsible for retaining or discontinuing the services of those advisers. Alliance Capital Management L.P. ("Alliance") serves as an investment adviser for the Alliance Portfolios (including EQ/Aggressive, EQ/Alliance Premier Growth, EQ/Alliance Technology, EQ/Equity 500 Index). Alliance is a limited partnership which is directly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell our policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. AXA Advisors received commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.

The Account consists of forty-three variable investment options of which twenty-six are reported herein:

o Alliance Common Stock
o Alliance High Yield
o Alliance Money Market
o Alliance Small Cap Growth
o Capital Guardian International
o Capital Guardian Research
o Capital Guardian U.S. Equity
o EQ/Aggressive Stock(1)
o EQ/Alliance Premier Growth
o EQ/Alliance Technology
o EQ Equity 500 Index(2)
o EQ International Equity Index(3)
o EQ/Janus Large Cap Growth
o EQ/Putnam Growth & Income Value
o EQ/Putnam International Equity
o EQ/Putnam Investors Growth
o EQ Small Company Index(4)
o FI Mid Cap
o FI Small/Mid Cap Value(5)
o J.P. Morgan Core Bond(6)
o Lazard Large Cap Value
o Lazard Small Cap Value
o MFS Emerging Growth Companies
o MFS Growth with Income
o MFS Research
o Morgan Stanley Emerging Markets Equity

----------
(1) Formerly known as Alliance Aggressive
(2) Formerly known as Alliance Equity Index
(3) Formerly known as BT International Equity Index
(4) Formerly known as BT Small Company Index
(5) Formerly known as Warburg Pincus Small Company Value
(6) Formerly known as JPM Core Bond
+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


1. General (Concluded)

On October 6, 2000 Alliance Equity Index Portfolio acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction is treated as a merger. The Alliance Equity Index Portfolio was renamed EQ Equity 500 Index. The substitution was accomplished by a tax-free exchange of 35,800 Class IB shares of EQ Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding on October 6, 2000. BT Equity 500 Index Portfolio's assets at that date ($1,013,069) were combined with those of EQ Equity 500 Index Portfolio. The aggregate net assets of EQ Equity 500 Index Portfolio and BT Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined new assets of $714,521,365.

The assets in each fund are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio ("Portfolio") of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each Fund, may charge annually up to 0.25%of the average daily net assets of a Fund attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.


The Account supports the operations of various Equitable life insurance products. These products are sold through both Equitable's Agent Distribution Channel and Equitable's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life, Incentive Life Plus, Survivorship Incentive Life, Survivorship 2000 and Accumulator Life) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

Policyowners may allocate amounts in their individual accounts to the variable investment options and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to (from) the guaranteed interest account of the General Account and other Separate Accounts of $86,326,753, $(140,321,294), and $56,300,263 for the years ended
2000, 1999 and 1998, respectively, are included in Net Transfers among variable investment options. The net assets of any variable investment option may not be less than the aggregate of the policyowners' accounts allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies." Adoption of the new requirements is not expected to have a significant impact on the Account's financial position or earnings.

Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded on the trade date. Dividend and capital gains are declared and distributed by the Trust at the end of each year and are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


2. Significant Accounting Policies (Concluded)

of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.


3. Asset Charges

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life, Incentive Life Plus and Survivorship Incentive Life of .60%, for Survivorship 2000 of .90% and Accumulator Life of 1.35%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:



                                                                MORTALITY AND
                                                                   EXPENSE     MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------- ----------- ---------------- ------

Incentive Life, Incentive Life 2000, Survivorship
Incentive Life, Incentive Life Plus
Second Series, Champion 2000 (a) ...........................    .60%          --          --                .60%
IL Plus Original Series, IL COLI (b) .......................     --           --          --                 --
Survivorship 2000 (a) ......................................    .90%          --          --                .90%
IL Protector (a) ...........................................    .80%          --          --                .80%
Accumulator Life ...........................................   1.35%          --          --               1.35%
SP Flex (a) ................................................    .85%         .60%        .35%              1.80%

----------
(a) Charged to daily net assets of the Account.
(b) 0.60% is charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.


Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, Survivorship Incentive Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

The amounts attributable to Accumulator Life, Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.

----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


4. Amounts Retained by Equitable Life in Separate Account FP

The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:



                                                             YEARS ENDED DECEMBER 31,
                                               -----------------------------------------------------
         VARIABLE INVESTMENT OPTION                   2000              1999              1998
--------------------------------------------   ----------------  ----------------  -----------------
Alliance Common Stock ......................     $ (16,274,456)    $ (24,309,506)    $ (17,381,053)
Alliance High Yield ........................        (2,768,086)        1,254,634        (1,839,368)
Alliance Money Market ......................        (3,826,779)         (531,900)       (1,591,380)
Alliance Small Cap Growth ..................          (766,644)         (384,204)       (1,675,446)
Capital Guardian International (2) .........              (449)               --                --
Capital Guardian Research (2) ..............              (461)               --                --
Capital Guardian U.S. Equity (2) ...........              (423)               --                --
EQ/Aggressive Stock ........................        (8,081,955)       (3,284,577)       (6,122,856)
EQ/Alliance Premier Growth (1) .............        (2,511,999)          (60,529)               --
EQ/Alliance Technology (3) .................           350,000                --                --
EQ Equity 500 Index ........................        (3,480,655)       (4,878,705)        2,293,340
EQ International Equity Index ..............              (435)               --                --
EQ/Janus Large Cap Growth (4) ..............           500,000                --                --
EQ/Putnam Growth & Income Value ............          (114,001)         (177,637)       (1,391,562)
EQ/Putnam International Equity (5) .........            (1,762)               --                --
EQ/Putnam Investors Growth (5) .............            (1,970)               --                --
EQ Small Company Index (5) .................            19,905                --                --
FI Mid Cap (4) .............................           500,000                --                --
FI Small/Mid Cap Value .....................           186,247          (204,730)         (790,600)
J.P. Morgan Core Bond (5) ..................            (1,877)               --                --
Lazard Large Cap Value (4) .................              (868)               --                --
Lazard Small Cap Value (4) .................              (212)               --                --
MFS Emerging Growth Companies ..............        (1,782,086)         (713,109)       (2,732,997)
MFS Growth with Income (1) .................            14,190            29,599                --
MFS Research ...............................          (324,884)         (218,336)       (2,558,541)
Morgan Stanley Emerging Markets Equity .....        (1,427,425)       (2,019,694)          (21,425)

----------
(1) Commencement of Operations on June 4, 1999.
(2) Commencement of Operations on August 30, 1999.
(3) Commencement of Operations on May 2, 2000.
(4) Commencement of Operations on September 5, 2000.
(5) Commencement of Operations on July 24, 1998.


5. Distribution and Servicing Agreements

Equitable Life has entered into Distribution and Servicing Agreements with AXA Advisors, LLC, an affiliate of Equitable Life, and EDI, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns

The tables on the following pages show the gross and net investment returns with respect to the variable investment options for the periods shown. The net return for each variable investment option is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the variable investment option during such period. Gross return is equal to the total return earned by the underlying EQAT investment which is after deduction of EQAT expense.

The Separate Account rates of return attributable to Incentive Life, Survivorship Incentive Life and Incentive Life Plus differ from rates of return attributable to Survivorship 2000 and Accumulator Life because asset charges are deducted at different rates under each policy (see Note 3).


----------
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK       2000        1999
-----------------------     ----        ----
Gross return ..........    (14.25)%     24.88%
Net return ............    (14.76)%     24.13%


                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE HIGH YIELD         2000        1999
-----------------------     ----        ----
Gross return .........      (8.90)%     (3.58)%
Net return ...........      (9.44)%     (4.16)%


                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE MONEY MARKET       2000        1999
-----------------------     ----        ----
Gross return ..........      5.99%       4.71%
Net return ............      5.36%       4.10%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.97%      26.86%


                                  YEAR ENDED DECEMBER 31,
                                 ------------------------
CAPITAL GUARDIAN INTERNATIONAL             2000
-------------------------------- ------------------------
Gross return ...................         (19.19)%
Net return .....................         (19.58)%


----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE





                                                       AUGUST 30 (c) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............           5.92%                  7.10%
Net return ................           5.28%                  6.67%


                                                          AUGUST 30 (c) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................           3.56%                  3.76%
Net return ...................           2.96%                  3.32%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........     (13.35)%       18.55%
Net return ...........     (13.86)%       17.83%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (18.34)%       18.97%
Net return .................     (18.88)%       18.52%


                          MAY 22 (d) TO
                          DECEMBER 31,
                         --------------
EQ/ALLIANCE TECHNOLOGY        2000
------------------------ --------------
Gross return ...........     (33.30)%
Net return .............     (33.52)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (f)             2000
------------------------- ------------------------
Gross return ............          ( 9.81)%
Net return ..............          (10.35)%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................     (17.63)%       27.50%
Net return ....................     (18.11)%       26.70%


                             OCTOBER 22 (e) TO DECEMBER 31,
                            -------------------------------
EQ/JANUS LARGE CAP GROWTH                 2000
--------------------------- -------------------------------
Gross return ..............             (15.70)%
Net return ................             (15.85)%


                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................   6.69%        (1.27)%
Net return ......................   6.14%        (1.95)%


                                                            JUNE 4 (a) TO
                                  YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                 ------------------------- --------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                1999
-------------------------------- ------------------------- --------------
Gross return ...................         (12.33)%               60.24%
Net return .....................         (12.84)%               59.29%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (17.79)%       30.24%
Net return .................     (18.26)%       29.48%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........           (3.43)%
Net return .............           (3.97)%


                        YEAR ENDED DECEMBER 31,
                       ------------------------
FI MID CAP                       2000
---------------------- ------------------------
Gross return .........          0.46%
Net return ...........          0.23%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........           5.13%
Net return .............           4.51%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........     11.55%      (1.64)%
Net return ............     10.82%      (2.19)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.55)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.81%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (18.56)%       73.62%
Net return ....................    (19.32)%       72.63%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%       8.76%
Net return .............     (1.29)%       8.06%


                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........     (5.25)%       23.12%
Net return ...........     (5.83)%       22.38%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
INCENTIVE LIFE PLUS,
INCENTIVE LIFE,
SURVIVORSHIP INCENTIVE LIFE




                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................     (40.12)%       95.82%
Net return .............................     (40.40)%       94.57%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                         YEARS ENDED DECEMBER 31,
                        --------------------------
ALLIANCE COMMON STOCK        2000          1999
----------------------- -------------- -----------
Gross return ..........     (14.25)%       24.88%
Net return ............     (15.01)%       23.76%


                        YEARS ENDED DECEMBER 31,
                       ---------------------------
ALLIANCE HIGH YIELD         2000          1999
---------------------- ------------- -------------
Gross return .........     (8.90)%       (3.35)%
Net return ...........     (9.71)%       (4.45)%


                        YEARS ENDED DECEMBER 31,
                        ------------------------
ALLIANCE MONEY MARKET      2000       1999
----------------------- ---------- ----------
Gross return ..........    5.99%      4.71%
Net return ............    5.05%      3.78%


                            YEARS ENDED DECEMBER 31,
                            ------------------------
ALLIANCE SMALL CAP GROWTH       2000        1999
--------------------------- ----------- -----------
Gross return ..............    13.78%      27.46%
Net return ................    12.63%      26.47%


                                  YEARS ENDED DECEMBER 31,
                                 -------------------------
CAPITAL GUARDIAN INTERNATIONAL              2000
-------------------------------- -------------------------
Gross return ...................          (19.19)%
Net return .....................          (19.82)%


                                                       AUGUST 30 (c) TO
                             YEAR ENDED DECEMBER 31,     DECEMBER 31,
                            ------------------------- -----------------
CAPITAL GUARDIAN RESEARCH              2000                  1999
--------------------------- ------------------------- -----------------
Gross return ..............           5.92%                  7.10%
Net return ................           4.96%                  6.46%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                                                          AUGUST 30 (c) TO
                                YEAR ENDED DECEMBER 31,     DECEMBER 31,
                               ------------------------- -----------------
CAPITAL GUARDIAN U.S. EQUITY              2000                  1999
------------------------------ ------------------------- -----------------
Gross return .................          3.56%                   3.76%
Net return ...................          2.66%                   3.11%


                        YEARS ENDED DECEMBER 31,
                       --------------------------
EQ/AGGRESSIVE STOCK         2000          1999
---------------------- -------------- -----------
Gross return .........    (13.35)%       18.55%
Net return ...........    (14.12)%       17.43%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/ALLIANCE PREMIER GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (18.34)%       18.97%
Net return .................     (19.12)%       18.28%


                          MAY 22(d) DECEMBER 31,
                         -----------------------
EQ/ALLIANCE TECHNOLOGY             2000
------------------------ -----------------------
Gross return ...........         (33.30)%
Net return .............         (33.66)%


                           YEAR ENDED DECEMBER 31,
                          ------------------------
EQ EQUITY 500 INDEX (f)             2000
------------------------- ------------------------
Gross return ............          (9.81)%
Net return ..............         (10.66)%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
EQ INTERNATIONAL EQUITY INDEX        2000          1999
------------------------------- -------------- -----------
Gross return ..................    (17.63)%       27.50%
Net return ....................    (18.35)%       26.32%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000





                             OCTOBER 22 TO
                             DECEMBER 31,
                            --------------
EQ/JANUS LARGE CAP GROWTH        2000
--------------------------- --------------
Gross return ..............    (15.70)%
Net return ................    (15.93)%


                                  YEARS ENDED DECEMBER 31,
                                  ------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      2000         1999
--------------------------------- ---------- -------------
Gross return ....................    6.69%       (1.27)%
Net return ......................    5.82%       (2.25)%


                                  YEAR ENDED DECEMBER 31,   JUNE 4 (a) TO DECEMBER 31,
                                 ------------------------- ---------------------------
EQ/PUTNAM INTERNATIONAL EQUITY              2000                       1999
-------------------------------- ------------------------- ---------------------------
Gross return ...................          (12.33)%                    60.24%
Net return .....................          (13.10)%                    58.81%


                              YEARS ENDED DECEMBER 31,
                             --------------------------
EQ/PUTNAM INVESTORS GROWTH        2000          1999
---------------------------- -------------- -----------
Gross return ...............     (17.79)%       30.24%
Net return .................     (18.51)%       29.09%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
EQ SMALL COMPANY INDEX             2000
------------------------ ------------------------
Gross return ...........         (3.43)%
Net return .............         (4.26)%


                        OCTOBER 22 TO
                        DECEMBER 31,
                       --------------
FI MID CAP                  2000
---------------------- --------------
Gross return .........      0.46%
Net return ...........      0.13%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                          YEAR ENDED DECEMBER 31,
                         ------------------------
FI SMALL/MID CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          5.13%
Net return .............          4.20%


                        YEARS ENDED DECEMBER 31,
                        -------------------------
J.P. MORGAN CORE BOND       2000         1999
----------------------- ----------- -------------
Gross return ..........    11.55%       (1.64)%
Net return ............    10.49%       (2.48)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD LARGE CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          (1.94)%
Net return .............          (2.84)%


                          YEAR ENDED DECEMBER 31,
                         ------------------------
LAZARD SMALL CAP VALUE             2000
------------------------ ------------------------
Gross return ...........          18.56%
Net return .............          17.45%


                                 YEARS ENDED DECEMBER 31,
                                --------------------------
MFS EMERGING GROWTH COMPANIES        2000          1999
------------------------------- -------------- -----------
Gross return ..................     (18.56)%       73.62%
Net return ....................     (19.56)%       72.11%


                         YEARS ENDED DECEMBER 31,
                         ------------------------
MFS GROWTH WITH INCOME        2000        1999
------------------------ ------------- ----------
Gross return ...........     (0.77)%       8.76%
Net return .............     (1.58)%       7.74%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
SURVIVORSHIP 2000




                       YEARS ENDED DECEMBER 31,
                       -------------------------
MFS RESEARCH                2000         1999
---------------------- ------------- -----------
Gross return .........    (5.25)%       23.12%
Net return ...........    (6.11)%       22.01%


                                          YEARS ENDED DECEMBER 31,
                                         --------------------------
MORGAN STANLEY EMERGING MARKETS EQUITY        2000          1999
---------------------------------------- -------------- -----------
Gross return ...........................    (40.12)%       95.82%
Net return .............................    (40.58)%       93.98%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE COMMON STOCK         2000
----------------------- ---------------
Gross return ..........     (14.25)%
Net return ............     (15.40)%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
ALLIANCE HIGH YIELD          2000
---------------------- ---------------
Gross return .........     (8.90)%
Net return ...........    (10.12)%


                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
ALLIANCE MONEY MARKET         2000
----------------------- ---------------
Gross return ..........     5.99%
Net return ............     4.57%


                             JUNE 22 (a) TO
                              DECEMBER 31,
                            ---------------
ALLIANCE SMALL CAP GROWTH         2000
--------------------------- ---------------
Gross return ..............      13.78%
Net return ................      12.12%


                             JUNE 22 (a) TO
                              DECEMBER 31,
                            ---------------
CAPITAL GUARDIAN RESEARCH         2000
--------------------------- ---------------
Gross return ..............       5.92%
Net return ................       4.49%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE

                                JUNE 22 (a) TO
                                 DECEMBER 31,
                               ---------------
CAPITAL GUARDIAN U.S. EQUITY         2000
------------------------------ ---------------
Gross return .................      3.56%
Net return ...................      2.19%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
EQ/AGGRESSIVE STOCK          2000
---------------------- ---------------
Gross return .........     (13.35)%
Net return ...........     (14.51)%


                              JUNE 22 (a) TO
                               DECEMBER 31,
                             ---------------
EQ/ALLIANCE PREMIER GROWTH         2000
---------------------------- ---------------
Gross return ...............     (18.34)%
Net return .................     (19.49)%


                          OCTOBER 22 (b) TO
                            DECEMBER 31,
                         ------------------
EQ/ALLIANCE TECHNOLOGY          2000
------------------------ ------------------
Gross return ...........      (33.30)%
Net return .............      (33.86)%


                           JUNE 22 (a) DECEMBER 31,
                          -------------------------
EQ EQUITY 500 INDEX (f)              2000
------------------------- -------------------------
Gross return ............           (9.81)%
Net return ..............          (11.02)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                             OCTOBER 22 (c) TO
                               DECEMBER 31,
                            ------------------
EQ/JANUS LARGE CAP GROWTH          2000
--------------------------- ------------------
Gross return ..............       (15.70)%
Net return ................       (16.06)%


                                   OCTOBER 22 (a) TO
                                     DECEMBER 31,
                                  ------------------
EQ/PUTNAM GROWTH & INCOME VALUE          2000
--------------------------------- ------------------
Gross return ....................       6.69%
Net return ......................       5.34%


                        OCTOBER 22 (c) TO
                          DECEMBER 31,
                       ------------------
FI MID CAP                    2000
---------------------- ------------------
Gross return .........       0.46%
Net return ...........      (0.02)%


                          OCTOBER 22 (c) TO
                            DECEMBER 31,
                         ------------------
FI SMALL/MID CAP VALUE          2000
------------------------ ------------------
Gross return ...........       5.13%
Net return .............       3.73%


                                 OCTOBER 22 (c) TO
                                   DECEMBER 31,
                                ------------------
MFS EMERGING GROWTH COMPANIES          2000
------------------------------- ------------------
Gross return ..................      (18.56)%
Net return ....................      (19.93)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
MFS GROWTH WITH INCOME         2000
------------------------ ---------------
Gross return ...........      (0.77)%
Net return .............      (2.03)%


                        JUNE 22 (a) TO
                         DECEMBER 31,
                       ---------------
MFS RESEARCH                 2000
---------------------- ---------------
Gross return .........     (5.25)%
Net return ...........     (6.53)%


                                          JUNE 22 (a) TO
                                           DECEMBER 31,
                                         ---------------
MORGAN STANLEY EMERGING MARKETS EQUITY         2000
---------------------------------------- ---------------
Gross return ...........................     (40.12)%
Net return .............................     (40.85)%


                                  JUNE 22 (a) TO
                                   DECEMBER 31,
                                 ---------------
CAPITAL GUARDIAN INTERNATIONAL         2000
-------------------------------- ---------------
Gross return ...................      (19.19)%
Net return .....................      (20.19)%


                                 JUNE 22 (a) TO
                                  DECEMBER 31,
                                ---------------
EQ INTERNATIONAL EQUITY INDEX         2000
------------------------------- ---------------
Gross return ..................     (17.63)%
Net return ....................     (18.72)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Continued)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
EQ/SMALL COMPANY INDEX         2000
------------------------ ---------------
Gross return ...........      (3.43)%
Net return .............      (4.70)%


                                  JUNE 22 (a) TO
                                   DECEMBER 31,
                                 ---------------
EQ/PUTNAM INTERNATIONAL EQUITY         2000
-------------------------------- ---------------
Gross return ...................      (12.33)%
Net return .....................      (13.50)%


                              JUNE 22 (a) TO
                               DECEMBER 31,
                             ---------------
EQ/PUTNAM INVESTORS GROWTH         2000
---------------------------- ---------------
Gross return ...............      (17.79)%
Net return .................      (18.88)%


                         JUNE 22 (a) TO
                          DECEMBER 31,
                        ---------------
J.P. MORGAN CORE BOND         2000
----------------------- ---------------
Gross return ..........      11.55%
Net return ............       9.99%


                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
LAZARD LARGE CAP VALUE         2000
------------------------ ---------------
Gross return ...........      (1.94)%
Net return .............      (3.28)%

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2000


6. Investment Returns (Concluded)

RATES OF RETURN:
ACCUMULATOR LIFE





                          JUNE 22 (a) TO
                           DECEMBER 31,
                         ---------------
LAZARD SMALL CAP VALUE         2000
------------------------ ---------------
Gross return ...........      18.56%
Net return .............      16.92%

7. Subsequent Events

On September 20, 2000 the Board of Trustees of EQAT approved the substitution of the EQ/Balanced Portfolio for shares of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio and Mercury World Strategy Portfolio ("substitution"). For accounting purposes EQ/Balanced Portfolio will be the surviving Portfolio. It is anticipated the substitution transaction will occur on or about May 18, 2001.

Effective March 1, 2001 the Lazard Large Cap Portfolio changed its name to the EQ/Bernstein Diversified Value Portfolio ("Bernstein"). On January 19, 2001, the Board of Trustees of EQAT approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the Bernstein Portfolio and the assumption by the Bernstein Portfolio of all the liabilities of the Price Portfolio in exchange for the liabilities of the Price Portfolio. The Reorganization provides the complete liquidation of the Price Portfolio.

----------

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.

(a) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return and the net return for the periods indicated are not annualized rates of return.

(b) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance on an annualized basis. The net return reflects performance for the periods indicated.

(c) Date as of which net premiums under the policies were first allocated to the variable investment option. The gross return reflects performance from the variable investment option's inception date of April 30, 1999 and are not annualized rates of return. The net return reflects performance for the periods indicated.

(d) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date May 1, 2000 and are not annualized rates of return.

(e) Date as of which net premiums were first allocated to the variable investment option. The gross and net return reflect performance from the variable investment option date September 1, 2000 and are not annualized rates of return.

(f) A substitution of BT Equity 500 Index Portfolio for the EQ Equity 500 Index occurred on October 6, 2000. Units were made available for sale on October 6, 2000 (See Note 1).

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York

February 5, 2001

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2000 AND 1999

                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:

  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    16,251.4        $    18,599.7
    Held to maturity, at amortized cost.....................................           204.6                133.2
  Mortgage loans on real estate.............................................         3,130.8              3,270.0
  Equity real estate........................................................           975.5              1,160.2
  Policy loans..............................................................         2,476.9              2,257.3
  Other equity investments..................................................         2,392.8                671.2
  Investment in and loans to affiliates.....................................             -                1,201.8
  Other invested assets.....................................................           762.5                911.6
                                                                              -----------------    -----------------
      Total investments.....................................................        26,194.5             28,205.0
Cash and cash equivalents...................................................         2,022.1                628.0
Cash and securities segregated, at estimated fair value.....................         1,306.3                  -
Broker-dealer related receivables...........................................         1,900.3                521.3
Deferred policy acquisition costs...........................................         4,429.1              4,033.0
Intangible assets, net......................................................         3,525.8                114.5
Amounts due from reinsurers.................................................         1,989.2                881.5
Other assets................................................................         3,594.3              2,351.0
Closed Block assets.........................................................         8,659.0              8,607.3
Separate Accounts assets....................................................        51,705.9             54,453.9
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

LIABILITIES

Policyholders' account balances.............................................   $    19,866.4        $    21,351.4
Future policy benefits and other policyholders liabilities..................         4,920.4              4,777.6
Broker-dealer related payables..............................................         1,283.0                319.3
Customers related payables..................................................         1,636.9                  -
Amounts due to reinsurers...................................................           730.3                682.5
Short-term and long-term debt...............................................         1,630.1              1,407.9
Federal income taxes payable................................................         1,988.2                496.0
Other liabilities...........................................................         1,642.1              1,379.0
Closed Block liabilities....................................................         9,050.2              9,025.0
Separate Accounts liabilities...............................................        51,632.1             54,332.5
Minority interest in equity of consolidated subsidiaries....................         1,820.4                256.8
Minority interest subject to redemption rights..............................           681.1                  -
                                                                              -----------------    -----------------
      Total liabilities.....................................................        96,881.2             94,028.0
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         4,723.8              3,557.2
Retained earnings...........................................................         3,706.2              2,600.7
Accumulated other comprehensive income (loss)...............................            12.8               (392.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         8,445.3              5,767.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $   105,326.5        $    99,795.5
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES

Universal life and investment-type product policy fee
  income......................................................   $    1,413.3       $     1,257.5      $     1,056.2
Premiums......................................................          579.9               558.2              588.1
Net investment income.........................................        2,173.2             2,240.9            2,228.1
Gain on sale of equity investee...............................        1,962.0                 -                  -
Investment (losses) gains, net................................         (756.0)              (96.9)             100.2
Commissions, fees and other income............................        2,731.1             2,177.9            1,503.0
Contribution from the Closed Block............................           92.7                86.4               87.1
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        8,196.2             6,224.0            5,562.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS

Interest credited to policyholders' account balances..........        1,034.3             1,078.2            1,153.0
Policyholders' benefits.......................................        1,049.3             1,038.6            1,024.7
Compensation and benefits.....................................        1,081.2             1,010.6              772.0
Commissions...................................................          779.2               549.5              478.1
Distribution plan payments....................................          476.0               346.6              266.4
Amortization of deferred sales commissions....................          219.7               163.9              108.9
Interest expense..............................................          116.3                93.0              110.7
Amortization of deferred policy acquisition costs.............          294.5               314.5              292.7
Capitalization of deferred policy acquisition costs...........         (778.1)             (709.9)            (609.1)
Writedown of deferred policy acquisition costs................            -                 131.7                -
Rent expense..................................................          146.4               113.9              100.0
Expenses related to AXA's minority interest acquisition
   of the Holding Company.....................................          493.9                 -                  -
Other operating costs and expenses............................          698.0               783.5              681.5
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        5,610.7             4,914.1            4,378.9
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        2,585.5             1,309.9            1,183.8
Federal income taxes..........................................         (958.3)             (332.0)            (353.1)
Minority interest in net income of consolidated subsidiaries..         (330.3)             (199.4)            (125.2)
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations...........................        1,296.9               778.5              705.5
Earnings from discontinued operations, net of Federal
   income taxes...............................................           58.6                28.1                2.7
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                =================  =================  =================








                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998



                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,557.2             3,110.2            3,105.8
Capital contributions.........................................        1,166.6               447.0                4.4
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        4,723.8             3,557.2            3,110.2
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................        2,600.7             1,944.1            1,235.9
Net earnings..................................................        1,355.5               806.6              708.2
Dividends paid to AXA Financial...............................         (250.0)             (150.0)               -
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        3,706.2             2,600.7            1,944.1
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive (loss) income,
  beginning of year...........................................         (392.9)              355.8              516.3
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income (loss), end of year....           12.8              (392.9)             355.8
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    8,445.3       $     5,767.5      $     5,412.6
                                                                =================  =================  =================

COMPREHENSIVE INCOME

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
   adjustments................................................          405.7              (776.9)            (149.5)
Minimum pension liability adjustment..........................            -                  28.2              (11.0)
                                                                -----------------  -----------------  -----------------
Other comprehensive income (loss).............................          405.7              (748.7)            (160.5)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $    1,761.2       $        57.9      $       547.7
                                                                =================  =================  =================























                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $    1,355.5       $       806.6      $       708.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,034.3             1,078.2            1,153.0
  Universal life and investment-type product
    policy fee income.........................................       (1,413.3)           (1,257.5)          (1,056.2)
  Investment losses (gains)...................................          756.0                96.9             (100.2)
  Net change in broker-dealer and customer related
    receivables/payables......................................         (422.9)             (119.9)             (17.5)
  Gain on sale of equity investee.............................       (1,962.0)                -                  -
  Change in Federal income tax payable........................        2,078.4               157.4              123.1
  Change in future policy benefits............................         (850.6)               22.8               66.8
  Change in property and equipment............................         (321.0)             (256.3)             (81.8)
  Change in deferred acquisition costs........................         (476.9)             (260.7)            (314.0)
  Expenses related to AXA's acquisition
    of the Holding Company's minority interest................          493.9                 -                  -
  Purchase of segregated cash and securities, net.............         (610.4)                -                  -
  Other, net..................................................         (560.8)              (71.7)              21.6
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by operating activities..............          (54.0)              195.8              503.0
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:

  Maturities and repayments...................................        2,091.0             2,019.0            2,289.0
  Sales.......................................................        7,810.2             7,572.9           16,972.1
  Purchases...................................................       (8,895.1)          (10,737.3)         (18,578.5)
  Decrease (increase) in short-term investments...............          142.6              (178.3)             102.4
  Decrease in loans to discontinued operations................            -                   -                660.0
  Sale of equity investee.....................................        1,580.6                 -                  -
  Subsidiary acquisition .....................................       (1,480.0)                -                  -
  Other, net..................................................         (164.5)             (134.8)            (341.8)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,084.8            (1,458.5)           1,103.2
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,659.9             2,366.2            1,508.1
    Withdrawals and transfers to Separate Accounts............       (3,887.7)           (1,765.8)          (1,724.6)
  Net increase (decrease) in short-term financings............          225.2               378.2             (243.5)
  Repayments of long-term debt................................            -                 (41.3)             (24.5)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                   -                (87.2)
  Proceeds from newly issued Alliance Units...................        1,600.0                 -                  -
  Dividends paid to AXA Financial.............................         (250.0)             (150.0)               -
  Other, net..................................................           15.9              (142.1)             (89.5)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by financing activities..............          363.3               645.2             (661.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,394.1              (617.5)             945.0
Cash and cash equivalents, beginning of year..................          628.0             1,245.5              300.5
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,022.1       $       628.0      $     1,245.5
                                                                =================  =================  =================

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
                                    CONTINUED

                                                                      2000               1999               1998
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information
  Interest Paid...............................................   $       97.0       $        92.2      $       130.7
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $      358.2       $       116.5      $       254.3
                                                                =================  =================  =================









































                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries provide financial planning services, distribute products and manage customer relationships. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution, an indirect wholly owned subsidiary of the Holding Company for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion ($1.48 billion in cash and 40.8 million newly issued Alliance units). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million newly issued Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.43% at December 31, 2000. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units").

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Share ("ADS") for each Holding Company share. When the tender offer expired on December 29, 2000, approximately 148.1 million shares of Common Stock had been acquired by AXA and its wholly owned subsidiary, AXA Merger Corp. On January 2, 2001, AXA Merger Corp. was merged with and into the Holding Company, resulting in the Holding Company becoming a wholly owned subsidiary of AXA.

 2)     SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control or a majority economic interest. The Company's investment in DLJ was reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "2000," "1999" and "1998" refer to the years ended December 31, 2000, 1999 and 1998, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2000 presentation.

        Closed Block
        ------------

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2000 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2000 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements
        -----------------------------

        As required beginning January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended, that establishes new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. As further described and quantified in Note 13, the only free-standing derivative instruments maintained by the Company at January 1, 2001 were interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuities contracts. However, based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), these contracts cannot be designated in a qualifying hedging relationship under FAS 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified on or before that date. As a consequence of this election, coupled with recent interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives did not have a material impact on the Company's consolidated financial position or earnings.

        In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, the recognition and measurement of servicing assets and liabilities and the extinguishment of liabilities. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is to be applied prospectively with certain exceptions. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Adoption of the new requirements is not expected to have a significant impact on the Company's consolidated financial position or earnings.

        In December 2000, the American Institute of Certified Public Accountants (the "AICPA") issued Statement of Position ("SOP") 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts". Since Equitable Life's July 1992 demutualization occurred before December 31, 2000, SOP 00-3 should be applied retroactively through restatement or reclassification, as appropriate, of all previously issued financial statements no later than the end of the fiscal year that begins after December 15, 2000. However, if implementation is impracticable because the demutualization occurred many years prior to January 1, 2001 no retroactive restatement is required. The Company has determined it is not practicable to produce an actuarial calculation as of the July 1992 demutualization date. Therefore, SOP 00-3 will be adopted prospectively as of January 1, 2001 with no financial impact associated with its initial implementation. However, future earnings will be affected to the extent actual Closed Block earnings exceed those assumed at January 1, 2001. Additionally, the presentation of all previously issued financial statements will be revised to include Closed Block assets and liabilities on a line-by-line basis as required by SOP 00-3.

        In December 1999, the staff of the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which was effective fourth quarter 2000. SAB No. 101 addresses revenue recognition issues; its implementation did not have a material impact on the Company's consolidated financial position or earnings.

        Investments
        -----------

        Fixed maturities identified as available for sale are reported at estimated fair value. Those fixed maturities which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control or a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net
        and Unrealized Investment Gains (Losses)
        ------------------------------------------------------

        Net investment income and realized investment gains (losses) related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Net investment income and investment gains (losses), net related to investment assets are collectively referred to as "investment results."

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        Deferred Policy Acquisition Costs
        ---------------------------------

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2000, the expected investment yield, excluding policy loans, was 7.6% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in-force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.15% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $120.3 million and $948.4 million at December 31, 2000 and 1999, respectively. At December 31, 2000, $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement (see Note 14). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $        56.1       $      150.7       $      140.1
        Incurred benefits related to prior years...........           15.0               64.7               84.2
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        71.1       $      215.4       $      224.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        14.8       $       28.9       $       17.0
        Benefits paid related to prior years...............          106.0              189.8              155.4
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       120.8       $      218.7       $      172.4
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2000, participating policies, including those in the Closed Block, represent approximately 20.8% ($41.1 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts
        -----------------

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 2000, 1999 and 1998, investment results of such Separate Accounts were $8,051.7 million, $6,045.5 million and $4,591.0 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Other Accounting Policies
        -------------------------

        In accordance with regulations of the SEC, securities with a fair value of $1.31 billion have been segregated in a special reserve bank custody account for the exclusive benefit of customers under Rule 15c-3-3 at December 31, 2000.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year period by allowing the 40.8 million Alliance Units to be sold to the Holding Company over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2000 and 1999, respectively, deferred sales commissions totaled $715.7 million and $604.7 million and are included with other assets.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                      COST              GAINS              LOSSES            FAIR VALUE
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

        DECEMBER 31, 2000
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    12,481.0      $       241.5       $      298.9       $    12,423.6
            Mortgage-backed....................        2,215.1               19.2                7.8             2,226.5
            U.S. Treasury, government and
              agency securities................          938.1               40.2                 .5               977.8
            States and political subdivisions..          110.4                4.5                1.0               113.9
            Foreign governments................          177.4               17.3                5.2               189.5
            Redeemable preferred stock.........          315.5               13.4                8.7               320.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    16,237.5      $       336.1       $      322.1       $    16,251.4
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       204.6      $         6.0       $         .1       $       210.5
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        22.0      $         1.7       $        4.7       $        19.0
          Trading securities...................        1,606.3                1.8               46.2             1,561.9
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $     1,628.3      $         3.5       $       50.9       $     1,580.9
                                                =================  =================   ================   =================


        December 31, 1999
        Fixed Maturities:

          Available for Sale:
            Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
            Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
            U.S. Treasury, government and
              agency securities................        1,194.1               18.9               23.4             1,189.6
            States and political subdivisions..          110.0                1.4                4.9               106.5
            Foreign governments................          361.8               16.2               14.8               363.2
            Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                                =================  =================   ================   =================

        Equity Securities:
          Available for sale...................  $        25.5      $         1.5       $       17.8       $         9.2
          Trading securities...................            7.2                9.1                2.2                14.1
                                                -----------------  -----------------   ----------------   -----------------
        Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                                =================  =================   ================   =================


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2000 and 1999, securities without a readily ascertainable market value having an amortized cost of $2,820.2 million and $3,322.2 million, respectively, had estimated fair values of $2,838.2 million and $3,177.7 million, respectively.

        The contractual maturity of bonds at December 31, 2000 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE

                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      568.2       $      568.2
        Due in years two through five..........................................       2,850.0            2,848.1
        Due in years six through ten...........................................       5,277.2            5,239.9
        Due after ten years....................................................       5,011.6            5,048.6
        Mortgage-backed securities.............................................       2,215.1            2,226.5
                                                                                ----------------   -----------------
        Total..................................................................  $   15,922.1       $   15,931.3
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $142.4 million are due from one to five years.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2000, approximately 12% of the $16,126.6 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2000 and 1999 were $811.9 million and $647.9 million, respectively.

        At December 31, 2000, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.3 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $92.9 million and $106.0 million at December 31, 2000 and 1999, respectively. Gross interest income on these loans included in net investment income aggregated $7.8 million, $8.2 million and $8.3 million in 2000, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.7 million, $9.5 million and $10.3 million in 2000, 1999 and 1998, respectively.

        Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2000                 1999
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        144.2       $        142.4
        Impaired mortgage loans without provision for losses...............             1.8                  2.2
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           146.0                144.6
        Provision for losses...............................................           (37.0)               (23.0)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        109.0       $        121.6
                                                                            ===================  ===================

        During 2000, 1999 and 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $138.8 million, $141.7 million and $161.3 million. Interest income recognized on these impaired mortgage loans totaled $10.4 million, $12.0 million and $12.3 million ($.5 million, $.0 million and $.9 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2000 and 1999, the carrying value of equity real estate held for sale amounted to $526.3 million and $382.2 million, respectively. For 2000, 1999 and 1998, respectively, real estate of $.3 million, $20.5 million and $7.1 million was acquired in satisfaction of debt. At December 31, 2000 and 1999, the Company owned $322.3 million and $443.9 million, respectively, of real estate acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $208.8 million and $251.6 million at December 31, 2000 and 1999, respectively. Depreciation expense on real estate totaled $21.7 million, $21.8 million and $30.5 million for 2000, 1999 and 1998, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       148.6       $      230.6       $      384.5
        Additions charged to income........................           53.7               68.2               86.2
        Deductions for writedowns and
          asset dispositions...............................         (102.4)            (150.2)            (240.1)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        41.4       $       27.5       $       34.3
          Equity real estate...............................           58.5              121.1              196.3
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        99.9       $      148.6       $      230.6
                                                            =================   ================   =================

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for unconsolidated real estate joint ventures (14 individual ventures at both December 31, 2000 and 1999) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       730.1      $       861.1
        Investments in securities, generally at estimated fair value...........          226.6              262.0
        Cash and cash equivalents..............................................           43.9               68.4
        Other assets...........................................................           65.5              232.5
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       249.9      $       354.2
        Borrowed funds - AXA Financial.........................................           12.9               28.9
        Other liabilities......................................................           26.3              191.2
                                                                                ----------------   -----------------
        Total liabilities......................................................          289.1              574.3
                                                                                ----------------   -----------------

        Partners' capital......................................................          777.0              849.7
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,066.1      $     1,424.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       272.3      $       298.5
        Equity in limited partnership interests not included above and other...          720.7              542.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       993.0      $       840.6
                                                                                ================   =================




                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       187.1       $      180.5       $      246.1
        Revenues of other limited partnership interests....           16.5               85.0              128.9
        Interest expense - third party.....................          (32.5)             (26.6)             (33.3)
        Interest expense - AXA Financial...................           (2.0)              (2.5)              (2.6)
        Other expenses.....................................         (126.4)            (133.0)            (197.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $        42.7       $      103.4       $      142.1
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        17.7       $        9.4       $       44.4
        Equity in net earnings of limited partnership
          interests not included above.....................          216.3               77.1               37.9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       234.0       $       86.5       $       82.3
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,439.2       $    1,499.8       $    1,489.0
        Mortgage loans on real estate......................          257.3              253.4              235.4
        Equity real estate.................................          191.6              250.2              356.1
        Other equity investments...........................          129.8              165.1               83.8
        Policy loans.......................................          156.7              143.8              144.9
        Other investment income............................          199.3              161.3              185.7
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,373.9            2,473.6            2,494.9

          Investment expenses..............................         (200.7)            (232.7)            (266.8)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,173.2       $    2,240.9       $    2,228.1
                                                            =================   ================   =================

        Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $      (766.1)      $     (290.9)      $      (24.3)
        Mortgage loans on real estate......................          (15.1)              (3.3)             (10.9)
        Equity real estate.................................            4.8               (2.4)              74.5
        Other equity investments...........................          (22.6)              88.1               29.9
        Sale of subsidiaries...............................            -                  -                 (2.6)
        Issuance and sales of Alliance Units...............            3.9                5.5               19.8
        Issuance and sales of DLJ common stock.............           38.8              106.0               18.2
        Other..............................................             .3                 .1               (4.4)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (756.0)      $      (96.9)      $      100.2
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $607.8 million, $223.2 million and $101.6 million for 2000, 1999 and 1998, respectively, including $472.2 million in fourth quarter 2000.

        For 2000, 1999 and 1998, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,361.5 million, $7,138.6 million and $15,961.0 million. Gross gains of $78.7 million, $74.7 million and $149.3 million and gross losses of $215.4 million, $214.3 million and $95.1 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2000, 1999 and 1998 amounted to $789.1 million, $(1,313.8) million and $(331.7) million, respectively.

        On November 3, 2000, the Company sold its interest in DLJ to Credit Suisse Group ("CSG"). The Company received $1.05 billion in cash and $2.19 billion (or 11.4 million shares) in CSG common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares have been designated as trading account securities. The remaining
        8.2 million shares held by the Company had a carrying value of $1.56 billion at December 31, 2000 and were sold in January 2001. Net investment income for 2000 included holding losses of $43.2 million on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2000 and 1999, respectively, net unrealized holding (losses) gains of $(44.4) million and $6.9 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1,561.9 million and $14.1 million and costs of $1,606.3 million and $7.2 million at December 31, 2000 and 1999, respectively.

        For 2000, 1999 and 1998, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $110.6 million, $131.5 million and $136.9 million, respectively.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years including Closed Block and Discontinued Operations on a line-by-line basis, follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (392.8)      $      384.1       $      533.6
        Changes in unrealized investment (losses) gains....          979.7           (1,821.3)            (168.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts
            and other......................................          (18.3)              25.0               (5.4)
            DAC............................................         (262.1)             493.1              (28.8)
            Deferred Federal income taxes..................         (293.6)             526.3               53.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $        65.9       $     (904.6)      $      766.0
            Other equity investments.......................           (2.3)             (22.2)              86.5
            Other..........................................           (1.2)               9.4               51.6
                                                            -----------------   ----------------   -----------------
              Total........................................           62.4             (917.4)             904.1
          Amounts of unrealized investment (losses) gains
            attributable to:
              Participating group annuity contracts
              and other....................................          (15.3)               3.0              (22.0)
              DAC..........................................          (28.3)             233.8             (259.3)
              Deferred Federal income taxes................           (5.9)             287.8             (238.7)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        12.9       $     (392.8)      $      384.1
                                                            =================   ================   =================

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments...........  $        12.9       $     (392.8)      $      384.1
        Minimum pension liability..........................            (.1)               (.1)             (28.3)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other

          Comprehensive Income (Loss)......................  $        12.8       $     (392.9)      $      355.8
                                                            =================   ================   =================

        The components of other comprehensive income (loss) for the past three years follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period.....................................  $       191.0       $    (1,625.6)     $     (112.4)
          Losses (gains) reclassified into net earnings
            during the period..............................          788.7              (195.7)            (56.3)
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......          979.7            (1,821.3)           (168.7)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes..........         (574.0)            1,044.4              19.2
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses), net of
            adjustments....................................          405.7              (776.9)           (149.5)
        Change in minimum pension liability................            -                  28.2             (11.0)
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)............  $       405.7       $      (748.7)     $     (160.5)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,373.5 and $4,144.8)...........................................  $    4,408.0         $    4,014.0
        Mortgage loans on real estate........................................       1,581.8              1,704.2
        Policy loans.........................................................       1,557.7              1,593.9
        Cash and other invested assets.......................................         174.7                194.4
        Deferred policy acquisitions costs...................................         699.7                895.5
        Other assets.........................................................         237.1                205.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,659.0         $    8,607.3
                                                                              =================    =================

        Future policy benefits and policyholders' account balances...........  $    9,026.4         $    9,011.7
        Other liabilities....................................................          23.8                 13.3
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,050.2         $    9,025.0
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Premiums and other revenue.........................  $       594.7       $      619.1       $      661.7
        Investment income (net of investment
          expenses of $8.1, $15.8 and $15.5)...............          578.7              574.2              569.7
        Investment (losses) gains, net.....................          (35.8)             (11.3)                .5
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,137.6            1,182.0            1,231.9
                                                            -----------------   ----------------   -----------------

        Policyholders' benefits and dividends..............        1,025.2            1,024.7            1,082.0
        Other operating costs and expenses.................           19.7               70.9               62.8
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,044.9            1,095.6            1,144.8
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        92.7       $       86.4       $       87.1
                                                            =================   ================   =================

        Impaired mortgage loans along with the related provision for losses follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Impaired mortgage loans with provision for losses......................  $        26.7      $        26.8
        Impaired mortgage loans without provision for losses...................            4.0                4.5
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           30.7               31.3
        Provision for losses...................................................           (8.7)              (4.1)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        22.0      $        27.2
                                                                                ================   =================

        During 2000, 1999 and 1998, the Closed Block's average recorded investment in impaired mortgage loans was $31.0 million, $37.0 million and $85.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.0 million, $3.3 million and $4.7 million ($.1 million, $.3 million and $1.5 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        Valuation allowances amounted to $9.1 million and $4.6 million on mortgage loans on real estate and $17.2 million and $24.7 million on equity real estate at December 31, 2000 and 1999, respectively. Writedowns of fixed maturities amounted to $27.7 million and 3.3 million for 2000 and 1999, respectively, including $20.0 million in fourth quarter 2000.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Mortgage loans on real estate........................................  $      330.9         $      454.6
        Equity real estate...................................................         350.9                426.6
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $321.5 and $85.3)...............................         336.5                 85.5
        Other equity investments.............................................          43.1                 55.8
        Other invested assets................................................           1.9                  1.6
                                                                              -----------------    -----------------
          Total investments..................................................       1,063.3              1,024.1
        Cash and cash equivalents............................................          84.3                164.5
        Other assets.........................................................         148.8                213.0
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================

        Policyholder liabilities.............................................  $      966.8         $      993.3
        Allowance for future losses..........................................         159.8                242.2
        Other liabilities....................................................         169.8                166.1
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,296.4         $    1,401.6
                                                                              =================    =================


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $37.0, $49.3 and $63.3)..............  $       102.2       $       98.7       $      160.4
        Investment (losses) gains, net.....................           (6.6)             (13.4)              35.7
        Policy fees, premiums and other income.............             .7                 .2               (4.3)
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           96.3               85.5              191.8

        Benefits and other deductions......................          106.9              104.8              141.5
        (Losses charged) earnings credited to allowance
          for future losses................................          (10.6)             (19.3)              50.3
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing the allowance
          for future losses................................           90.2               43.3                4.2
        Federal income tax expense.........................          (31.6)             (15.2)              (1.5)
                                                            -----------------   ----------------   -----------------
        Earnings from
          Discontinued Operations..........................  $        58.6       $       28.1       $        2.7
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Benefits and other deductions included $26.6 million of interest expense related to amounts borrowed from continuing operations in 1998.

        Valuation allowances of $2.9 million and $1.9 million on mortgage loans on real estate and $11.4 million and $54.8 million on equity real estate were held at December 31, 2000 and 1999, respectively. During 2000, 1999 and 1998, other discontinued operations' average recorded investment in impaired mortgage loans was $11.3 million, $13.8 million and $73.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million, $1.7 million and $4.7 million ($.5 million, $.0 million and $3.4 million recognized on a cash basis) for 2000, 1999 and 1998, respectively.

        At December 31, 2000 and 1999, Discontinued Operations had real estate acquired in satisfaction of debt with carrying values of $4.5 million and $24.1 million, respectively.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2000                 1999
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $      782.2         $      557.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95% due 2005......................................         399.6                399.5
          Surplus notes, 7.70% due 2015......................................         199.7                199.7
          Other..............................................................            .3                   .4
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.6                599.6
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017.....................         248.3                251.3
                                                                              -----------------    -----------------
        Total long-term debt.................................................         847.9                850.9
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,630.1         $    1,407.9
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million 5-year bank credit facility and a $350.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 6.93% to 6.97%. No amounts were outstanding under these credit facilities at December 31, 2000.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facilities. At December 31, 2000, there were no amounts outstanding under this program.

        Alliance has a $425.0 million five-year revolving credit facility and a $200.0 million three-year revolving credit facility with a group of commercial banks. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. Under the facilities, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. In October 2000, Alliance entered into a $250.0 million two-year revolving credit facility using terms substantially similar to the $425.0 million and $200.0 million revolving credit facilities. The revolving credit facilities will be used to provide backup liquidity for Alliance's commercial program, to fund commission payments to financial intermediaries for the sale of certain mutual funds and for general working capital purposes. The revolving credit facilities contain covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 2000, Alliance had commercial paper outstanding totaling $396.9 million at an effective interest rate of 6.7%; and $284.0 million at an effective interest rate of 7.0% in borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support. At December 31, 2000, $98.2 million was outstanding under the ECN program with an effective interest rate of 6.8%.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2000, the Company is in compliance with all debt covenants.

        At December 31, 2000 and 1999, respectively, the Company has pledged real estate of $298.8 million and $323.6 million as collateral for certain long-term debt.

        At December 31, 2000, aggregate maturities of the long-term debt based on required principal payments at maturity is $248.6 million for 2001, $400.0 million for 2005 and $200.0 million for 2006 and thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Federal income tax expense:
          Current..........................................  $       820.6       $      174.0       $      283.3
          Deferred.........................................          137.7              158.0               69.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       904.9       $      458.4       $      414.3
        Minority interest..................................         (117.9)             (47.8)             (33.2)
        Non deductible stock option compensation
          expense..........................................           34.4                -                  -
        Subsidiary gains...................................          161.4              (37.1)              (6.4)
        Adjustment of tax audit reserves...................           17.9               27.8               16.0
        Equity in unconsolidated subsidiaries..............          (48.7)             (64.0)             (39.3)
        Other..............................................            6.3               (5.3)               1.7
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       958.3       $      332.0       $      353.1
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       DECEMBER 31, 2000                  DECEMBER 31, 1999
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $       -        $       79.7      $        -        $      37.7
        Other..................................          4.9               -                 -               20.6
        DAC, reserves and reinsurance..........          -               733.0               -              329.7
        Investments............................          -               229.2             115.1              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $       4.9      $    1,041.9      $      115.1      $     388.0
                                                ===============  ================  ===============   ===============

        At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       403.3       $       83.2       $       (7.7)
        Investments........................................         (140.7)               3.2               46.8
        Compensation and related benefits..................          (96.4)              21.0               28.6
        Other..............................................          (28.5)              50.6                2.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense..........................................  $       137.7       $      158.0       $       69.8
                                                            =================   ================   =================

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       508.6       $      420.6       $      438.8
        Reinsurance assumed................................          194.2              206.7              203.6
        Reinsurance ceded..................................         (122.9)             (69.1)             (54.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       579.9       $      558.2       $      588.1
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        92.1       $       69.7       $       75.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       202.6       $       99.6       $       85.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        46.5       $       38.5       $       39.5
                                                            =================   ================   =================

        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2000 and 1999, respectively, reinsurance recoverables related to insurance contracts outside of the Closed Block amounting to $1,989.2 million and $881.5 million are included in the consolidated balance sheets in other assets and reinsurance payables related to insurance contracts outside of the Closed Block amounting to $730.3 million and $682.5 million are included in other liabilities.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $487.7 million and $510.5 million at December 31, 2000 and 1999, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit for the qualified and non-qualified plans follow:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        29.5       $       36.7       $       33.2
        Interest cost on projected benefit obligations.....          124.2              131.6              129.2
        Actual return on assets............................         (223.2)            (189.8)            (175.6)
        Net amortization and deferrals.....................            (.6)               7.5                6.1
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Credit........................  $       (70.1)      $      (14.0)      $       (7.1)
                                                            =================   ================   =================

        The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Benefit obligations, beginning of year.................................  $    1,659.6       $    1,933.4
        Service cost...........................................................          29.5               36.7
        Interest cost..........................................................         124.2              131.6
        Actuarial losses (gains)...............................................           6.5              (53.3)
        Benefits paid..........................................................        (110.0)            (123.1)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................       1,709.8            1,925.3
        Transfer of Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -               (265.7)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,709.8       $    1,659.6
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,341.6       $    2,083.1
        Actual return on plan assets...........................................        (107.7)             369.0
        Contributions..........................................................           -                   .1
        Benefits paid and fees.................................................        (114.6)            (108.5)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,119.3            2,343.7
        Projected benefit obligations..........................................       1,709.8            1,925.3
                                                                                ----------------   -----------------
        Excess of plan assets over projected benefit obligations...............         409.5              418.4
        Unrecognized prior service cost........................................           1.2               (5.2)
        Unrecognized net gain (loss) from past experience different
          from that assumed....................................................          61.2             (197.3)
        Unrecognized net asset at transition...................................          (1.9)               (.1)
                                                                                                   -----------------
                                                                                ----------------
        Subtotal before transfer...............................................         470.0              215.8
        Transfer of Accrued Non-qualified Pension Benefit Obligation
          to the Holding Company...............................................           -                184.3
                                                                                ----------------   -----------------
        Prepaid Pension Cost, Net..............................................  $      470.0       $      400.1
                                                                                ================   =================

        The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $483.5 million and $412.2 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $12.2 million at December 31, 2000 and 1999, respectively.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.75% and 7.19%, respectively, at December 31, 2000 and 8.0% and 6.38%, respectively, at December 31, 1999. As of January 1, 2000 and 1999, the expected long-term rate of return on assets for the retirement plan was 10.5% and 10.0%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $.1 million and $28.3 million, net of Federal income taxes, at December 31, 2000, 1999 and 1998, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $333.5 million and $42.1 million, respectively, at December 31, 2000 and $325.7 million and $36.3 million, respectively, at December 31, 1999.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $28.7 million, $30.2 million and $31.8 million for 2000, 1999 and 1998, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 2000, 1999 and 1998, the Company made estimated postretirement benefits payments of $.9 million, $29.5 million and $28.4 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         -         $        4.7       $        4.6
        Interest cost on accumulated postretirement
          benefits obligation..............................             .7               34.4               33.6
        Unrecognized prior service costs...................            -                 (7.0)               -
        Net amortization and deferrals.....................            (.2)               8.4                 .5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $          .5       $       40.5       $       38.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2000                1999
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $       17.8       $      490.4
        Service cost...........................................................           -                  4.7
        Interest cost..........................................................            .5               34.4
        Contributions and benefits paid........................................           (.9)             (29.5)
        Actuarial gains........................................................           -                (29.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............          17.4              471.0
        Unrecognized prior service cost........................................           -                 26.9
        Unrecognized net gain from past experience different
          from that assumed and from changes in assumptions....................           -                (86.0)
                                                                                ----------------   -----------------
        Subtotal before transfer...............................................          17.4              411.9
        Transfer to the Holding Company........................................           -               (394.1)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $       17.4       $       17.8
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.0% in 2000, gradually declining to 4.25% in the year 2010, and in 1999 was 7.5%, gradually declining to 4.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.75% and 8.0% at December 31, 2000 and 1999, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 2000 would be increased 3.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.5%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 2000 would be decreased by 4.4%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. There were no swaps outstanding as of December 31, 2000. The notional amount of matched interest rate swaps outstanding at December 31, 1999 was $797.3 million. Equitable Life maintains an interest rate cap program designed to offset crediting rate increases on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 2000 of contracts purchased and sold were $6,775.0 million and $375.0 million, respectively. The net premium paid by Equitable Life on these contracts was $46.7 million and is being amortized ratably over the contract periods ranging from 1 to 3 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2000 and 1999.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2000                               1999
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Consolidated:
        ------------
        Mortgage loans on real estate..........  $    3,130.8     $     3,184.4     $     3,270.0     $    3,239.3
        Other limited partnership interests....         811.9             811.9             647.9            647.9
        Policy loans...........................       2,476.9           2,622.4           2,257.3          2,359.5
        Policyholders' account balances -
          investment contracts.................      11,468.6          11,643.7          12,740.4         12,800.5
        Long-term debt.........................         847.9             847.5             850.9            834.9

        Closed Block:
        ------------

        Mortgage loans on real estate..........  $    1,581.8     $     1,582.6     $     1,704.2     $    1,650.3
        Other equity investments...............          34.4              34.4              36.3             36.3
        Policy loans...........................       1,557.7           1,667.6           1,593.9          1,712.0
        SCNILC liability.......................          20.2              20.1              22.8             22.5

        Discontinued Operations:
        -----------------------
        Mortgage loans on real estate..........  $      330.9     $       347.7     $       454.6     $      467.0
        Fixed maturities.......................         336.5             336.5              85.5             85.5
        Other equity investments...............          43.1              43.1              55.8             55.8
        Guaranteed interest contracts..........          26.4              23.4              33.2             27.5
        Long-term debt.........................         101.8             101.7             101.9            101.9

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2000, these arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $9.3 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $303.1 million under existing loan or loan commitment agreements. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $14.9 million of letters of credit outstanding at December 31, 2000.

        The Holding Company has entered into continuity agreements with forty-three executives of the Company in connection with AXA's minority interest acquisition. The continuity agreements generally provide cash severance payments ranging from 1.5 times to 3 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements.

15)     LITIGATION

        Life Insurance and Annuity Sales Cases

        A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, (i) sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance; and (ii) the use of fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, compensatory and punitive damages, recession of the contracts, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements.

        Annuity Contract Case

        In October 2000, an action was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. The plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint, without prejudice to the plaintiffs to seek leave to file an amended complaint.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, which has been successful. The parties have reached a tentative agreement for the settlement of this case as a nationwide class action. In connection with the proposed settlement, the case will be dismissed in the United States District Court for the Northern District of Alabama, Southern Division and will be refiled in the United States District Court for Georgia, Atlanta Division. The final settlement requires notice to class members and is subject to court approval. The Company's management believes that the settlement of this matter will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

        Agent Health Benefits Case

        Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Briefing has been completed, but the appeal has not yet been decided.

        Prime Property Fund Case

        In January 2000, the California Supreme Court denied Equitable Life's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with Equitable Life on behalf of Prime Property Fund ("PPF"). Equitable Life serves as investment manager for PPF, an open-end, commingled real estate separate account of Equitable Life for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. In reversing the Superior Court's dismissal of the plaintiff's claims, the Court of Appeal held that a general partner who acquires a partnership obligation breaches its fiduciary duty by foreclosing on partnership assets. The case was remanded to the Superior Court for further proceedings. In August 2000, Equitable Life filed a motion for summary adjudication on plaintiff's claims, based on the purchase and subsequent foreclosure of the loan which financed the partnership's property, for punitive damages. In November 2000, the Superior Court granted Equitable Life's motion as to one of plaintiff's claims, dismissing the claim for punitive damages sought in conjunction with plaintiff's claim for breach of the covenant of good faith and fair dealing. The Superior Court denied Equitable Life's motion with respect to plaintiff's claim for punitive damages sought in conjunction with its claim for breach of fiduciary duty. In December 2000, the Superior Court granted plaintiff's motion for leave to file a supplemental complaint to add allegations relating to the post-foreclosure transfer of certain funds from the partnership to Equitable Life. The supplemental complaint alleges, among other things, that such conduct constitutes self-dealing and breach of fiduciary duty, and seeks compensatory and punitive damages based on such conduct. A jury trial previously scheduled for February 2001 tentatively has been rescheduled for May 2001.

        Alliance Reorganization Case

        In September 1999, an action was brought on behalf of a purported class of owners of limited partnership units of Alliance Holding challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, Alliance, four Alliance Holding executives and the general partner of Alliance Holding and Alliance. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding and seek payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants, except one Alliance Holding executive, filed an answer to the amended complaint denying the material allegations contained therein; in lieu of joining in the answer to the amended complaint, the Alliance Holding executive filed a motion to dismiss in September 2000. In November 2000, the remaining defendants filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. Oral argument of the motions was held in January 2001.

        Disposal of DLJ

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits have been filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. AXA Financial, DLJ and the DLJ directors are named as defendants. The complaints assert claims for breaches of fiduciary duties, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in New York challenging the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the proposed sale of DLJ (with respect to all other claims). AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, CSG, Diamond Acquisition Corp., and DLJ's directors are named as defendants. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. Defendants have until February 28, 2001 to respond to plaintiffs' complaint.

        AXA's Purchase of Holding Company Minority Interest

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of Holding Company Common Stock that it did not already own, fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery. The Holding Company, AXA, and directors and/or officers of the Holding Company are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of Holding Company Common Stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of the Holding Company. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action. In December 2000, the parties to the Delaware suits reached a tentative agreement for settlement and executed a Memorandum of Understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. The settlement, which does not involve any payment by the Holding Company, is subject to a number of conditions, including confirmatory discovery, the preparation of definitive documentation and approval by the Delaware Court of Chancery after a hearing.

        Outcome of Litigation

        Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2001 and the four successive years are $123.9 million, $110.8 million, $101.6 million, $108.5 million, $97.4 million and $896.5 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2001 and the four successive years is $5.2 million, $4.3 million, $5.1 million, $3.3 million, $2.9 million and $22.0 million thereafter.

        At December 31, 2000, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2001 and the four successive years is $95.2 million, $61.4 million, $72.9 million, $66.2 million, $59.2 million and $76.6 million thereafter.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 2000, 1999 and 1998, statutory net income (loss) totaled $1,068.6 million, $547.0 million and $384.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,226.5 million and $5,570.6 million at December 31, 2000 and 1999, respectively. In 2000 and 1999, respectively, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2000, the Insurance Group, in accordance with various government and state regulations, had $26.4 million of securities deposited with such government or state agencies.

        In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). Codification provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting was previously silent and changing certain existing statutory positions. The New York Insurance Department recently adopted Regulation 172 concerning Codification, effective January 1, 2001, but did not adopt several key provisions of Codification, including deferred income taxes and the establishment of goodwill as an asset. The application of the codification rules as adopted by New York currently is estimated to have no significant effect on Equitable Life. The Insurance Group expects that statutory surplus after adoption will continue to be in excess of the regulatory risk-based capital requirements.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $     1,321.4       $      848.8       $      709.2
        Change in asset valuation reserves.................         (665.5)              (6.3)             111.8
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          655.9              842.5              821.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          259.0              (85.0)            (189.9)
          DAC..............................................          483.6              263.6              316.5
          Deferred Federal income taxes....................         (128.3)            (161.4)             (67.6)
          Valuation of investments.........................         (126.2)              23.2               83.6
          Valuation of investment subsidiary...............          (29.2)            (133.6)            (419.5)
          Limited risk reinsurance.........................            -                128.4               83.7
          Dividends paid to the Holding
            Company........................................          250.0              150.0                -
          Capital contribution.............................            -               (470.8)               -
          Postretirement benefits..........................            -                  -                 54.8
          Stock option expense related to AXA's minority
            Interest acquisition...........................         (493.9)               -                  -
          Other, net.......................................          443.7              248.2              134.7
          GAAP adjustments of Closed Block.................          (13.4)             (49.8)             (27.1)
          GAAP adjustments of discontinued
            operations.....................................           54.3               51.3              (82.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $     1,355.5       $      806.6       $      708.2
                                                            =================   ================   =================


                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2000               1999                1998
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     5,341.9       $    4,020.5       $    3,171.7
        Asset valuation reserves...........................          884.6            1,550.1            1,556.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        6,226.5            5,570.6            4,728.1
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,363.0)          (1,622.0)          (1,526.0)
          DAC..............................................        4,429.1            4,033.0            3,563.8
          Deferred Federal income taxes....................         (681.9)            (283.9)            (346.9)
          Valuation of investments.........................           99.7             (568.2)             626.9
          Valuation of investment subsidiary...............       (1,082.9)          (1,891.7)          (1,758.1)
          Limited risk reinsurance.........................            -                (39.6)            (168.0)
          Issuance of surplus notes........................         (539.1)            (539.1)            (539.1)
          Postretirement benefits..........................            -                  -               (262.7)
          Other, net.......................................          844.1              544.8              313.4
          GAAP adjustments of Closed Block.................          677.1              723.6              795.4
          GAAP adjustments of discontinued operations......         (164.3)            (160.0)             (14.2)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     8,445.3       $    5,767.5       $    5,412.6
                                                            =================   ================   =================

        18)       BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. AXA's acquisition of the Company's minority interest shares has resulted in a change in the measurement of the Company's reportable operating segments. Discontinued Operations, discontinued by the Company in 1991, are included in the Life Insurance segment results reported by AXA in their French GAAP financial statements. To more closely conform the Company's management reporting to that of its parent, Discontinued Operations is now reported together with continuing operations in measuring profits or losses for the Company's Insurance segment. Prior period amounts have been restated to conform to this presentation.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 37% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $153.2 million, $75.6 million and $61.8 million for 2000, 1999 and 1998, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and adjusted earnings to consolidated revenues and earnings from continuing operations before Federal income taxes as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                         2000                  1999                   1998
                                                  --------------------  -------------------   ----------------------
                                                                          (IN MILLIONS)
        Segment revenues:
        Insurance...............................   $     5,662.4         $     5,488.8                5,330.2
        Investment Services.....................         2,667.7               2,052.7                1,438.4
        Consolidation/elimination...............          (113.1)                (23.8)                  (5.7)
                                                  --------------------  -------------------   ----------------------
        Total segment revenues..................         8,217.0               7,517.7                6,762.9
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of other
           charges..............................          (798.4)               (112.6)                 136.4
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Closed Block............................        (1,044.9)             (1,095.6)              (1,144.8)
        Discontinued Operations.................           (96.3)                (85.5)                (191.8)
                                                  --------------------  -------------------   ----------------------
        Total Consolidated Revenues.............   $     8,196.2         $     6,224.0         $      5,562.7
                                                  ====================  ===================   ======================

        Pre-tax adjusted earnings:
        Insurance...............................   $     1,198.9         $       950.8         $        656.9
        Investment Services.....................           480.6                 430.2                  287.7
                                                  --------------------  -------------------   ----------------------
        Total pre-tax adjusted earnings.........         1,679.5               1,381.0                  944.6
        Loss on CSG shares......................           (43.2)                  -                      -
        Investment (losses) gains, net of
           related DAC and other charges........          (731.9)               (109.7)                 105.3
        Gain on sale of equity investee.........         1,962.0                   -                      -
        Amortization of acquisition related
           goodwill and intangible assets.......           (34.6)                 (3.2)                  (3.4)
        Minority purchase transaction
           related expenses.....................          (493.9)                  -                      -
        Discontinued Operations.................           (90.2)                (43.3)                  (4.2)
        Pre-tax subsidiary minority interest....           337.8                 216.8                  141.5
        Non-recurring DAC adjustments...........             -                  (131.7)                   -
                                                  --------------------  -------------------   ----------------------
        Earnings from Continuing
           Operations before Federal Income
            Taxes and Minority Interest.........   $     2,585.5         $     1,309.9         $      1,183.8
                                                  ====================  ===================   ======================
        Assets:
        Insurance...............................   $    88,576.4         $    86,842.7         $     75,626.0
        Investment Services.....................        16,807.2              12,961.7               12,379.2
        Consolidation/elimination...............           (57.1)                 (8.9)                 (64.4)
                                                  --------------------  -------------------   ----------------------
        Total Assets............................   $   105,326.5         $    99,795.5         $     87,940.8
                                                  ====================  ===================   ======================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2000 and 1999 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

        2000
        Total Revenues................  $     1,622.5      $     1,684.7       $    1,728.3         $    3,160.7
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       226.6      $       256.9       $       70.5         $      742.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       221.7      $       255.4       $       70.5         $      807.9
                                       =================  =================   ==================   ==================

        1999
        Total Revenues................  $     1,489.0      $     1,615.6       $    1,512.1         $    1,607.3
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                       =================  =================   ==================   ==================


20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 2000, 1999 and 1998 would have been $1,627.3 million, $757.1 million and $678.4 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of American Depository Shares (ADSs). Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 2000, 1999 and 1998 follow:

                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------  -------------------------------
                               2000           1999         1998          2000      1999       1998
                           -------------  ------------- ------------  --------------------- ---------

        Dividend yield....        0.32%          0.31%        0.32%        7.20%     8.70%     6.50%

        Expected
          volatility......          28%            28%          28%          30%       29%       29%

        Risk-free interest
          rate............        6.24%          5.46%        5.48%        5.90%     5.70%     4.40%

        Expected life
          in years........          5              5            5           7.4         7       7.2

        Weighted average
          fair value per
          option at
          grant-date......     $11.08         $10.78        $11.32       $8.32      $3.88     $3.86

        A summary of the Holding Company and Alliance's option plans follows:

                                         HOLDING COMPANY                       ALLIANCE
                                   -----------------------------  -----------------------------------
                                                    Weighted                            Weighted
                                                     Average                            Average
                                                    Exercise                            Exercise
                                                    Price of                            Price of
                                       Shares        Options           Units            Options
                                   (In Millions)   Outstanding    (In Millions)       Outstanding
                                   -------------   -----------    -------------       -----------

        Balance as of
          January 1, 1998........       15.8          $14.53           10.6             $11.41
          Granted................        8.6          $33.13            2.8             $26.28
          Exercised..............       (2.2)         $10.59            (.9)            $ 8.91
          Forfeited..............        (.8)         $23.51            (.2)            $13.14
                                   ---------------                ----------------

        Balance as of
          December 31, 1998......       21.4          $22.00           12.3             $14.92
          Granted................        4.3          $31.70            2.0             $30.18
          Exercised..............       (2.4)         $13.26           (1.5)            $ 9.51
          Forfeited..............        (.6)         $24.29            (.3)            $17.79
                                   ---------------                ----------------

        Balance as of
          December 31, 1999......       22.7          $24.60           12.5             $17.95
          Granted................        6.5          $31.06            4.7             $50.93
          Exercised..............       (4.5)         $18.57           (1.7)            $10.90
          Forfeited..............       (1.2)         $26.15            (.1)            $26.62
                                   ---------------                ----------------

        Balance as of
          December 31, 2000......       23.5          $27.20           15.4             $17.95
                                   ===============                ================

        Information about options outstanding and exercisable at December 31, 2000 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------

               Holding
               Company

        ----------------------
        $ 9.06   -$13.88             3.4               3.3            $10.58             22.7                $27.14
        $14.25   -$22.63             3.9               6.7            $20.81              -                    -
        $25.32   -$34.59            13.0               8.4            $29.76              -                    -
        $40.97   -$41.28             3.2               7.6            $41.28              -                    -
        $52.25   -$52.25              .1               9.7            $52.25              -                    -
                              -----------------                                    ------------------
        $ 9.06   -$41.28            23.5               7.3            $27.20             22.7                $27.14
                              ================= ================ ===============   ==================   ================

              Alliance

        ----------------------
        $ 6.63    -$11.13            3.6               3.6            $ 9.60              3.6                $ 9.60
        $12.44    -$26.31            5.2               7.3            $21.29              2.6                $19.85
        $27.31    -$30.94            1.9               8.9            $30.24               .4                $30.24
        $48.50    -$53.75            2.5               9.5            $48.50              -                    -
        $48.50    -$53.75            2.2              10.0            $53.75              -                    -
                              -----------------                                    ------------------
        $ 6.63    -$53.75           15.4               7.4            $28.73              6.6                $14.87
                              ================= ================ ===============   ==================   ================

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimbursed the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $16.0 million for 2000. Also in 2000, the Company paid $678.9 million of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products in 2000. The Company charged AXA Distribution's subsidiaries $395.0 million for their applicable share of operating expenses in 2000 pursuant to the Agreements for Services.

22)     PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.











                                      F-42
`

Appendix A


-----
 A-1
--------------------------------------------------------------------------------


Directors and Principal Officers
     Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





Directors
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
FRAN-OISE COLLOC'H
AXA                                    Director of Equitable Life (since July 1992). Member of the AXA Management Board
25, Avenue Matignon                    and Group Executive President of AXA (since January 2000). Prior thereto, Senior
75008 Paris,                           Executive Vice President, AXA (1993-2000). Director or officer of various subsidiaries
France                                 and affiliates of the AXA Group.

HENRI DE CASTRIES
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA
25, Avenue Matignon                    Financial (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of
75008 Paris,                           the Management Board of AXA (since May 2000); Vice Chairman of AXA's
France                                 Management Board (January 2000). Prior thereto, Senior Executive Vice President,
                                       Financial Services and Life Insurance Activities in the United States, Germany, the
                                       United Kingdom and Benelux (1996 to 2000); Executive Vice President, Financial
                                       Services and Life Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital
                                       Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November
                                       2000.
CLAUS-MICHAEL DILL
AXA Colonia Konzern AG                 Director of Equitable Life (since May 2000). Chairman of the Management Board of
Gereonsdriesch 9-11                    AXA Colonia Konzern AG (since June 1999). Member of the Management Board since
50670 Cologne, German                  April 1999. Prior thereto, member of the Holding Management Board of
                                       Gerling-Konzern in Cologne (1995 to April 1999). Chairman of the Management Board
                                       of AXA Colonia Versicherung AG, AXA Colonia Lebensversicherung AG, Colonia
                                       Nordstern Versicherungs-Management AG and Colonia Nordstern
                                       Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
JOSEPH L. DIONNE
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill
New Canaan, CT 06840                   Companies (since January 2000); prior thereto, Chairman (April 1988 to January 2000)
                                       and Chief Executive Officer (April 1983 to April 1998). Director of Harris Corporation
                                       and Ryder System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a
                                       Director of McGraw-Hill Companies in April 2000.

-----
 A-2
--------------------------------------------------------------------------------


Directors (continued)
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
DENIS DUVERNE
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000).
75008 Paris,                           Director, Alliance (since February 1996) and a former Director of DLJ (February 1997 to
France                                 November 2000).

JEAN-REN- FOURTOU
Rhone-Poulenc S.A.                     Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
25 Quai Paul Doumer                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
92408 Courbevoie Cedex                 Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of
France                                 AXA. Director of Schneider Electric, Rhodia, and Groupe Pernod-Ricard. Member of the
                                       Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).
NORMAN C. FRANCIS
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director, Liberty Bank and Trust, Piccadilly Cafeterias, Inc., and Energy
New Orleans, LA 70125                  Corporation.

DONALD J. GREENE
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene &
125 West 55th Street                   MacRae (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA
New York, NY 10019-4513                Financial (since May 1992).

JOHN T. HARTLEY
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000 and retired
Melbourne, FL 32919                    as Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA Financial
                                       (since May 1992); Director of the McGraw Hill Companies.
JOHN H.F. HASKELL JR.
SBC Warburg Dillon Read LLC            Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
535 Madison Avenue                     Director, Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since
New York, NY 10022                     1999); prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).

-----
 A-3
--------------------------------------------------------------------------------


Directors (continued)
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
MARY (NINA) HENDERSON
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
                                       International, Inc.) (1997 to 1999). President, Bestfoods Specialty Markets Group (1993
                                       to 1997). Director, Hunt Corporation and PACTIV Corporation. Director, AXA Financial
                                       (since December 1996).
W. EDWIN JARMAIN
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
121 King Street West                   and officer or director of several affiliated companies. Director, AXA Insurance
Suite 2525                             (Canada), Anglo-Canada General Insurance Company, and AXA Pacific Insurance
Toronto, Ontario M5H 3T9               Company. A former Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November
                                       2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to
                                       May 1998). Director of AXA Financial, Inc. (since July 1992).
GEORGE T. LOWY
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019

DIDIER PINEAU-VALENCIENNE
Credit Suisse First Boston             Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February
64, rue de Miromesnel                  1999) (now Honorary Chairman) Schneider Electric. Member of the Supervisory Board
75008 Paris, France                    of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc, S.A.), Sema Group PLC (UK),
                                       Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen
                                       & Hamilton. Director of AXA Financial, Inc. (since February 1996).
GEORGE J. SELLA, JR.
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and
                                       Coulter Pharmaceutical (since May 1987).

-----
 A-4
--------------------------------------------------------------------------------


Directors (continued)
 NAME AND PRINCIPAL BUSINESS ADDRESS       BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
PETER J. TOBIN
Peter J. Tobin College of Business        Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
Administration                            Business Administration, St. John's University (since August 1998); Chief Financial
St. John's University                     Officer, Chase Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management
8000 Utopia Parkway                       Corporation (since May 2000); The CIT Group, Inc. and H.W. Wilson Company. Director
Jamaica, NY 11439                         of AXA Financial, Inc. (since March 1999).

DAVE H. WILLIAMS
Alliance Capital Management Corporation   Director of Equitable Life (since March 1991). Chairman (since 1977) and former Chief
1345 Avenue of the Americas               Executive Officer (1977 to January 1999), of Alliance, and Chairman or Director of
New York, NY 10105                        numerous subsidiaries and affiliated companies of Alliance. Senior Executive Vice
                                          President of AXA (since January 1997). Director of AXA Financial (since May 1992).

------
A-5
--------------------------------------------------------------------------------




Officers - Directors
 NAME AND PRINCIPAL   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
 BUSINESS ADDRESS
MICHAEL HEGARTY
                     Director of Equitable Life (since January 1998). President (since January 1998) and
                     Chief Operating Officer (since February 1998), Equitable Life. Senior Vice Chairman
                     (since November 1999), Vice Chairman (since April 1998), Senior Executive Vice
                     President (January 1998 to April 1998), and Director and Chief Operating Officer (both since January 1998), AXA Financial. Director, President and Chief Operating Officer, The
                     Equitable of Colorado (since December 1999); AXA Client Solutions & Equitable
                     Distribution Holding Corp. (since September 1999). Vice Chairman (from 1996 to
                     1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996), and Senior
                     Executive Vice President (from 1991 to 1995), Chemical Bank. Director ACMC, Inc.
                     ("ACMC") (since March 1998). Trustee, EQ Advisors Trust (since March 1998). Director,
                     Alliance (since May 1998). Former Director of DLJ from May 1998 to November 2000.

EDWARD D. MILLER
                     Director of Equitable Life (since August 1997). Chairman of the Board (since January
                     1998), Chief Executive Officer (since August 1997), President (August 1997 to January
                     1998), Equitable Life. Director, President and Chief Executive Officer, (all since August
                     1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, The
                     Equitable of Colorado (since December 1999); AXA Client Solutions and Equitable
                     Distribution Holding Corp. (since September 1999). Vice Chairman of the Management
                     Board of AXA (since May 2000). Formerly a Member of the Management Board of AXA
                     (January 2000 to May 2000). Senior Vice Chairman, Chase Manhattan Corporation
                     (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                     Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                     August 1997), DLJ (from November 1997 until November 2000), ACMC, Inc. (since
                     March 1998), and AXA Canada (since September 1998). Director, KeySpan Energy.

STANLEY B. TULIN
                     Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                     Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November
                     1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive
                     Vice President (February 1998 to November 1999), AXA Financial. Director, Vice
                     Chairman and Chief Financial Officer (since December 1999), The Equitable of
                     Colorado; AXA Client Solutions, LLC and Equitable Distribution Holding Corp. (since
                     September 1999). Vice President (until 1998), EQ Advisors Trust. Director, Alliance
                     (since July 1997). Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand,
                     L.L.P.

-----
A-6
--------------------------------------------------------------------------------



Other Officers
 NAME AND PRINCIPAL  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
 BUSINESS ADDRESS
LEON B. BILLIS
                     Executive Vice President (since February 1998) and Chief Information Officer (since
                     November 1994), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                     Previously held other officerships with Equitable Life.

DERRY E. BISHOP
                     Executive Vice President (since September 1998), Chief Agency Officer (since December
                     1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                     Director and Executive Vice President, AXA Advisors LLC and Executive Vice President
                     and Chief Agency Officer, AXA Client Solutions, LLC (all since September 1999). Prior thereto, Director (since 1995) and Executive Vice President (since 1994) EQF (now AXA
                     Advisors).

HARVEY BLITZ
                     Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                     President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company,
                     FSB ("Frontier"). Director, EQF (now AXA Advisors) (until September 1999). Executive
                     Vice President and Director (since September 1999), AXA Advisors, Director (until May
                     1996). Director and Senior Vice President, AXA Network, LLC (formerly EquiSource).
                     Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.

KEVIN R. BYRNE
                     Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                     President and Treasurer, AXA Client Solutions, LLC (since September 1999); The
                     Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA
                     Network, LLC (since 1999). Chairman (since August 2000) and Chief Executive Officer
                     (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty
                     Insurance Company ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since
                     March 1997). Director, Chairman, President and Chief Executive Officer, Equitable JV
                     Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                     Chief Financial Officer (since April 1998), ACMC. Previously held other officerships with
                     Equitable Life and its affiliates.

-----
 A-7
--------------------------------------------------------------------------------


Other Officers (continued)
 NAME AND PRINCIPAL        BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
 BUSINESS ADDRESS
JOHN A. CAROSELLI
                           Executive Vice President (since September 1998), Equitable Life; Executive Vice
                           President (since September 1999), AXA Client Solutions, LLC; Senior Vice President,
                           Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                           Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).

JUDY A. FAUCETT
                           Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                           1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (since
                           September 1999); Director, Chairman and Chief Executive Officer, AXA Network, LLC
                           (since July 1999). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P.
                           (January 1989 to August 1996).

ALVIN H. FENICHEL
                           Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                           Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                           (since December 1999). Previously held other officerships with Equitable Life and its affiliates.

PAUL J. FLORA
                           Senior Vice President and Auditor, Equitable Life, AXA Financial and AXA Client
                           Solutions, LLC.

ROBERT E. GARBER
                           Executive Vice President and Chief Legal Officer (since November 1999), Equitable Life;
                           prior thereto, Executive Vice President and General Counsel. Executive Vice President
                           and General Counsel of AXA Financial. Executive Vice President and Chief Legal
                           Counsel, AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life and its affiliates.

DONALD R. KAPLAN
                           Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                           General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                           Senior Vice President, AXA Client Solutions, LLC (since September 1999).

-----
 A-8
--------------------------------------------------------------------------------


Other Officers (continued)
 NAME AND PRINCIPAL        BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
 BUSINESS ADDRESS
MICHAEL S. MARTIN
                           Executive Vice President (since September 1998) and Chief Marketing Officer (since
                           December 1997), Equitable Life; prior thereto, Senior Vice President and Chief
                           Marketing Officer. Executive Vice President and Chief Marketing Officer (since
                           September 1999), AXA Client Solutions, LLC. Director, Chairman and Chief Executive
                           Officer, AXA Advisors LLC (since September 1999). Vice President, EQ Advisors Trust
                           (until April 1998). Director, AXA Network, LLC; President (since February 2000);
                           Executive Vice President (since December 1998), Colorado. Previously held other officerships with Equitable Life and its affiliates.

RICHARD J. MATTEIS
                           Executive Vice President, Equitable Life (since May 1998); Executive Vice President,
                           AXA Client Solutions, LLC (since September 1999); Executive Vice President, Chase
                           Manhattan Corporation (January 1983 to June 1997); Director, EQF (now AXA
                           Advisors) (October 1998 to May 1999).

PETER D. NORIS
                           Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                           President (since May 1995) and Chief Investment Officer (since July 1995), AXA
                           Financial. Executive Vice President, AXA Client Solutions (since September 1999).
                           President and Trustee (since November 1996), EQ Advisors Trust. President and
                           Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF (now AXA
                           Advisors) (November 1996 to September 1999). Director, EREIM Managers Corp. (since
                           July 1997), and EREIM LP Corp. (since October 1997).

BRIAN S. O'NEIL
                           Executive Vice President, Equitable Life (since June 1998). Executive Vice President,
                           AXA Client Solutions (since September 1999). Director of Investment, AXA Investment
                           Management (January 1998 to June 1998); Chief Investment Officer, AXA Investment
                           Management (July 1995 to January 1998). Vice President (since April 1999), EQ
                           Advisors Trust.

ANTHONY C. PASQUALE
                           Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                           Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until
                           August 2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.

-----
A-9
--------------------------------------------------------------------------------


Other Officers (continued)
 NAME AND PRINCIPAL        BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
 BUSINESS ADDRESS
PAULINE SHERMAN
                           Senior Vice President (since February 1999); Vice President, Secretary and Associate
                           General Counsel, Equitable Life and AXA Financial (since September 1995). Senior Vice
                           President, Secretary and Associate General Counsel, AXA Financial and AXA Client
                           Solutions (since September 1999). Senior Vice President and Secretary, The Equitable of
                           Colorado (since December 1999). Previously held other officerships with Equitable Life.

RICHARD V. SILVER
                           Senior Vice President (since February 1995) and General Counsel (since November
                           1999). Equitable Life; prior thereto, Deputy General Counsel (1996-1999). Senior Vice
                           President and Associate General Counsel, AXA Financial (since September 1996).
                           Senior Vice President and General Counsel, AXA Client Solutions (since September
                           1999). Senior Vice President and General Counsel, The Equitable of Colorado (since
                           December 1999). Director, AXA Advisors. Senior Vice President and General Counsel,
                           EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.

JOSE S. SUQUET
                           Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                           December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable
                           Life. Senior Executive Vice President and Chief Distribution Officer, AXA Client Solutions
                           (since September 1999). Senior Executive Vice President, The Equitable of Colorado
                           (since December 1999). Senior Executive Vice President (since September 1999),
                           Executive Vice President (from May 1996 to September 1999), AXA Financial, Inc.
                           Director and Chairman (since December 1997), EDI. Prior thereto, Agency Manager.

GREGORY G. WILCOX
                           Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                           September 1998), Equitable Life. Executive Vice President (since November 1999), AXA
                           Financial; prior thereto, Senior Vice President. Executive Vice President, AXA Client
                           Solutions, LLC (since September 1999).

R. LEE WILSON
                           Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                           (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA Client
                           Solutions (since September 1999). Executive Vice President, The Equitable of Colorado,
                           Inc. (since December 1999). Prior thereto, Executive Vice President, Chase Manhattan
                           Bank.

Appendix B


-----
B-1
--------------------------------------------------------------------------------

DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS



This supplement updates
The prospectuses dated                                              Which relate to our
-----------------------------------------------------------------   -------------------------------------
May 1, 1999, October 18, 1999 and May 1, 2000, as previously supplemented on August 30, 1999; May 12, 2000; June 23, 2000;
September 1, 2000; December 29, 2000; January 17, 2001; and
February 9, 2001. ...............................................   Incentive Life Policies

December 19, 1994; May 1, 1995-2000; September 15, 1995;
January 1, 1997; and October 18, 1999 ...........................   Incentive Life Plus
May 1, 1999 and October 18, 1999 and May 1, 2000, as previously supplemented on August 30, 1999; May 12, 2000; June 23, 2000;

September 1, 2000; and February 9, 2001. ........................   Survivorship Incentive Life Policies
June 22, 2000, as previously supplemented on September 1, 2000
and February 9, 2001 ............................................   Accumulator Life

August 18, 1992; May 1, 1993-99; January 1, 1997; and October 18,
1999. ...........................................................   Survivorship 2000 Policies



In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.

The Equitable Life Assurance Society
of the Untied States

Accounting Benefit Endorsement

Supplement dated May 1, 2001 to
Survivorship Incentive Life(SM) Prospectus dated May 1, 2001

--------------------------------------------------------------------------------

This supplement modifies certain information in the prospectus dated May 1, 2000 for the Survivorship Incentive Life flexible premium "second-to-die" variable life insurance policies issued by Equitable Life.

Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your Survivorship Incentive Life policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.

Under our current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the lives of different insured persons;
o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;
o the policies have an average face amount of at least $500,000;
o the initial premium under each of the policies is remitted to Equitable Life by the employer; and
o the aggregate annualized first year planned periodic premium for all policies is at least $150,000.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:

----------------- ------------------ -----------------
                   PERCENT OF
                   PREMIUM            PERCENT OF
 SURRENDER IN      DEDUCTION          SURRENDER
 POLICY YEAR       REFUNDED           CHARGES WAIVED
----------------- ------------------ -----------------
 1                 100%               100%
 2                  67%                80%
 3                  33%                60%
 4                   0%                40%
 5                   0%                20%
 6 and later         0%                 0%
----------------- ------------------ -----------------

For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge and charge for taxes); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender (which includes both the premium surrender charges and the administrative surrender charge).

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.

EVM 182                                                                   e3181
                                                                         129258

The Equitable Life Assurance Society
of the United States

Variable Life Insurance Policies

           IL Protector(R)
           IL COLI
           Incentive Life Plus(R)
           Survivorship 2000
           Incentive Life 2000
           Champion 2000
           Incentive Life
           Survivorship Incentive Life
           Special Offer Policy


PROSPECTUS SUPPLEMENT DATED MAY 1, 2001
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.*

LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE
GUARANTEED INTEREST OPTION.

Your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option during the period beginning 30 days before and ending 60 days after a policy anniversary. See "Transferring your money among our investment options - Transfers you can make" (or other applicable section regarding transfers) in your prospectus. FROM MARCH 19, 2001 THROUGH SEPTEMBER 30, 2001, (extended from May 18, 2001) we are relaxing our policy rules to permit you to transfer any amount of your policy's account value out of the guaranteed interest option to any other investment option whether or not you are within the period beginning 30 days before and ending 60 days after the end of a policy year. Your written transfer request must be received in our Administrative Office by September 30, 2001, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan. Additionally, depending on your policy, there may be a charge for making this transfer. Your prospectus will specify if your policy imposes a charge for this transfer.


---------------------------------
*The dates of such prior prospectuses are listed for your information in Appendix A to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.

    Copyright 2001 The Equitable Life Assurance Society of the United States. All rights reserved. LI Protector(R) and Incentive Life Plus(R) are registered service marks of
           The Equitable Life Assurance Society of the United States.


EVM-180 (5/01)                                                        E3180
                                                                      128260

APPENDIX A

A-1
--------------------------------------------------------------------------------


DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS


This supplement updates
the prospectuses dated                                             which relate to our
----------------------                                             -------------------

July 25, 1996; January 1, 1997; May 1, 1997-2000; and
October 18, 1999............................................       IL Protector(R)Policies

December 19, 1994; May 1, 1995-2000; September 15, 1995;
January 1, 1997; and October 18, 1999.......................       Incentive Life Plus and our IL COLI(1) Policies

August 18, 1992; May 1, 1993-2000; January 1, 1997; and
October 18, 1999............................................       Survivorship 2000 Policies

November 27, 1991 and May 1, 1993-2000 and                         Incentive Life 2000 and our Champion 2000
October 18, 1999............................................       Policies

August 29, 1989; February 27, 1991; May 1,
1990, 93-2000; and October 18, 1999.........................       Incentive Life Policies and Special Offer Policies(2)

May 1, 1999-2000; and October 18, 1999......................       Survivorship Incentive Life Policies



In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.

-----------------------
1 If you have our "IL COLI" policy, this supplement relates to an Incentive Life Plus prospectus for one of the indicated dates (but not earlier than September 15, 1995) that you received, together with our IL COLI supplement dated the same date as that prospectus.

2 If you have our Special Offer Policy, this supplement relates to an Incentive Life prospectus for one of the indicated dates that you received, together with a related Special Offer Policy supplement.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED MAY 1, 2001, TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES FOR:

ACCUMULATOR LIFE                                     INCENTIVE LIFE PLUS
INCENTIVE LIFE                                       SURVIVORSHIP 2000
SURVIVORSHIP INCENTIVE LIFE                          SPECIAL OFFER POLICY
IL PROTECTOR                                         INCENTIVE LIFE 2000
IL COLI                                              CHAMPION 2000

--------------------------------------------------------------------------------

     This supplement modifies certain information in the above-referenced prospectuses, as supplemented to date (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses.

1.   NEW VARIABLE INVESTMENT OPTIONS:

     The following is added to each Prospectus under "Fee table":

     A. We anticipate making available the variable investment options described below on or about October 9, 2001, subject to regulatory approval.

---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
VARIABLE         OBJECTIVE       INVESTMENT           MANAGEMENT    12B-1    OTHER        TOTAL      FEE WAIVERS       NET
INVESTMENT                       ADVISOR (1)          FEE(2)        FEE      EXPENSES(3)  ANNUAL     AND/OR EXPENSE    TOTAL
OPTION                                                                                    EXPENSES   REIMBURSEMENTS    ANNUAL
                                                                                                     (4)               EXPENSES
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/MARSICO       LONG-TERM       MARSICO CAPITAL      0.95%         0.25%    0.20%        1.35%      (0.20%)           1.20%
FOCUS            GROWTH OF       MANAGEMENT, LLC
                 CAPITAL
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       COLUMBUS CIRCLE      0.90%         0.25%    0.45%        1.55%      (0.25%)           1.35%
LARGE CAP        GROWTH OF       INVESTORS & TCW
GROWTH           CAPITAL         INVESTMENT
                                 MANAGEMENT COMPANY
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       MFS INVESTMENT       0.90%         0.25%    0.45%        1.55%      (0.25%)           1.35%
LARGE CAP CORE   GROWTH OF       MANAGEMENT &
EQUITY           CAPITAL         THORNBURG
                                 INVESTMENT
                                 MANAGEMENT, INC.
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       DEUTSCHE ASSET       0.90%         0.25%    0.45%        1.55%      (0.25%)           1.35%
LARGE CAP        GROWTH OF       MANAGEMENT, INC. &
VALUE            CAPITAL         INSTITUTIONAL
                                 CAPITAL CORPORATION
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       MFS INVESTMENT       1.10%         0.25%    0.45%        1.75%      (0.25%)           1.55%
SMALL/MID CAP    GROWTH OF       MANAGEMENT & RS
GROWTH           CAPITAL         INVESTMENT
                                 MANAGEMENT
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       CREDIT SUISSE        1.10%         0.25%    0.45%        1.75%      (0.25%)           1.55%
SMALL/MID CAP    GROWTH OF       ASSET MANAGEMENT,
VALUE            CAPITAL         LLC & TCW
                                 INVESTMENT
                                 MANAGEMENT COMPANY
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       LAZARD ASSET         1.05%         0.25%    0.47%        1.72%      0.03%             1.80%
INTERNATIONAL    GROWTH OF       MANAGEMENT &
EQUITY           CAPITAL         OPPENHEIMER FUNDS,
                                 INC.
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       DRESDNER RCM         1.20%         0.25%    0.45%        1.85%      (0.05%)           1.85%
TECHNOLOGY FUND  GROWTH OF       GLOBAL INVESTORS
                 CAPITAL         LLC & OAK
                                 ASSOCIATES, LTD.
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------

137592


---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       LONG-TERM       DRESDNER RCM         1.20%         0.25%    0.51%        1.91%      (0.11%)           1.85%
HEALTH CARE      GROWTH OF       GLOBAL INVESTORS
FUND             CAPITAL         LLC & T. ROWE
                                 PRICE ASSOCIATES,
                                 INC.
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------
EQ/PREMIER       TO SEEK A       BLACKROCK            0.65%         0.25%    0.45%        1.30%      (0.35%)           1.00%
CORE BOND FUND   HIGH LEVEL OF   ADVISORS, INC.
                 CURRENT INCOME
                 CONSISTENT WITH
                 A PRUDENT LEVEL
                 OF RISK AND TO
                 REALIZE A TOTAL
                 RETURN THAT
                 EXCEEDS THAT OF
                 THE LEHMAN
                 BROTHERS
                 AGGREGATE INDEX
                 (THE BENCHMARK)
---------------- --------------- -------------------- ------------- -------- ------------ ---------- ----------------- ----------

(1) The investment results you achieve in any one of these variable investment options will depend on the investment performance of the corresponding Portfolio of the EQ Advisors Trust that shares the same name as that option. The advisor shown is the advisor who makes the investment decisions for the Portfolio.

(2) The management fee for each portfolio cannot be increased without a vote of each portfolio's shareholders.

(3) Initial seed capital will be invested for each of these Portfolios on or about September 1, 2001; thus, "Other Expenses" shown are estimated. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(4) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to these Portfolios that will begin on or about September 1, 2001 and end on August 30, 2002. Under this agreement, Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified above under Net Total Annual Expenses. Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information, see the prospectus for EQ Advisors Trust.

2.   POSSIBILITY OF FUTURE TAX CHANGES:

     The following is added to each Prospectus after the section "when we withhold taxes from distributions" in "Tax Information":

     The U.S. Congress frequently considers legislation that if enacted could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law may also affect the tax consequences to you, the insured person or your beneficiary and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

     The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such portfolio shares would be included in your gross income for federal income tax purposes.

137592

                                     PART II



                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable Life under the Policies. Equitable Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17641 on March 1, 1999.

The Survivorship Incentive Life Prospectus (retail channel) dated May 1,2001, consisting of 173 pages.

The Survivorship Incentive Life Prospectus (Merrill Lynch) dated May 1, 2001, consisting of 139 pages.

The Survivorship Incentive Life Prospectus (wholesale channel) dated May 1,2001, consisting of 134 pages.

Supplement dated May 1, 2001 relating to New York policies consisting of 3 pages.

Supplement (in-force) relating to Survivorship 2000 dated May 1, 2001 consisting of 137 pages.

Supplement (in-force) relating to Survivorship Incentive Life dated May 1, 2001 consisting of 137 pages.

Supplement (in-force -- wholesale) relating to Survivorship Incentive Life and Survivorship 2000 dated May 1, 2001 consisting of 57 pages.

Supplement (Accounting Benefit Rider) dated May 1, 2001 relating to Survivorship Incentive Life Prospectus, consisting of 1 page.

Supplement dated May 1, 2001, relating to Guaranteed Interest Options, consisting of 2 pages.

Supplement dated May 1, 2001, relating to new funds, consisting of 2 pages.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

The signatures.

Written Consents of the following persons:

Barbara Fraser, F.S.A., M.A.A.A., Vice President and Senior Actuary (See exhibit 2(b)(viii)).

Independent Public Accountants (See exhibit 6).

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:


        1-A(1)(a)(i)       Certified resolutions re Authority to Market Variable Life Insurance and Establish Separate Accounts, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.


        1-A(2)             Inapplicable.

        1-A(3)(a)          See Exhibit 1-A(8).



         1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement,
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(3)(c)         See Exhibit 1-A(8)(i).

         1-A(4)            Inapplicable.

         1-A(5)(a)(i)      Flexible Premium Joint Survivorship Variable Life Policy (92-500).
                           (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(a)(ii)     Flexible Premium Joint Survivorship Variable Life Policy (92-500).
                           (Equitable), previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         1-A(5)(a)(iii)    Flexible Premium Joint Survivorship Variable Life Insurance
                           Policy (99-400), previously filed with this Registration Statement, File
                           No. 333-17641 on March 1, 1999.

         1-A(5)(b)         Name Change Endorsement (S.97-1), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(c)         Estate Protector Rider (R92-208) (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(d)         Estate Protector Rider (R92-208) (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(e)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Divorce Rider (R92-209) (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(f)         Option to Split Flexible Premium Joint Survivorship Variable Life Policy
                           Upon Divorce Rider (R92-209) (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(g)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Federal Tax Law Change Rider (R92-210)
                           (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(h)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Federal Tax Law Change Rider (R92-210) (Equitable),
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(i)         Accelerated Death Benefit Rider (Equitable Variable), previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         1-A(5)(j)         Accelerated Death Benefit Rider (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.


         1-A(5)(k)         Free Look Rider (Equitable Variable), previously filed with this Registration
                           Statement File No 333-17641 on December 11, 1996.

         1-A(5)(l)         Free Look Rider (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(m)         Unisex Rider (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(n)         Unisex Rider (Equitable), previously filed with this
                           Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(o)         Table of Guaranteed Interest Payments Endorsement (S.99-34), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(S)(p)         Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(S)(q)         Form of Enhanced Death Benefit Guarantee Rider (R99-100), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(6)(a)         Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this
                           Registration Statement File No. 333-17641 on April 30, 1997.

         1-A(6)(b)         By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement
                           File No. 333-17641 on April 30, 1997.

         1-A(7)            Inapplicable.


         1-A(8)            Distribution and Servicing Agreement among Equico Securities, Inc.
                           (now AXA Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.


         1-A(8)(i)         Schedule of Commissions, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable
                           with and into Equitable dated September 19, 1996,
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.


         1-A(9)(b)         Form of Participation Agreement among EQ Advisors Trust, Equitable,
                           Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now
                           AXA Advisors, LLC), incorporated by reference to the Registration
                           Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217
                           and 811-07953), filed August 28, 1997.


         1-A(10)(a)        Application EV4-200Y. (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(10)(b)        Application EV4-200Y. (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(10)(c)        Distribution Agreement for services by The Equitable Assurance Society of the
                           United States to AXA Network, LLC and its subsidiaries dated January 1, 2000.

         1-A(10)(d)        Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000.

         2(a)(i)           Opinion and Consent of Mary P. Breen, Vice President and Associate
                           General Counsel of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         2(a)(ii)          Opinion and Consent of Mary P. Breen, Vice President and Associate General
                           Counsel of Equitable, previously filed with this Registration Statement File No. 333-17641 on
                           April 30, 1997.


         2(a)(iii)         Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641, on April 30, 1999.

         2(a)(iv)          Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641 on July 26, 1999.

         2(a)(v)           Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641 on August 30, 1999.

         2(a) (vi)         Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable, previously filed with this Registration Statement, File No. 333-17641 on April 28, 2000.

         2(b)(i)           Opinion and Consent dated April 24, 1995 of Barbara Fraser, F.S.A., M.A.A.A., Vice President of
                           Equitable, previously filed with this Registration Statement File No. 333-17641 on
                           December 11, 1996.





         2(b)(ii)          Opinion and Consent dated April 22, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         2(b)(iii)         Consent dated December 9, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable relating to
                           Exhibits 2(b)(i) and 2(b)(ii), previously filed
                           with this Registration Statement File No.
                           333-17641 on December 11, 1996.

         2(b)(iv)          Opinion and Consent dated December 9, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         2(b)(v)           Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on April 30, 1997.

         2(b)(vi)          Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on May 1, 1998.

         2(b)(vii)         Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President
                           of Equitable, previously filed with this Registration Statement File
                           No. 333-17641, on April 30, 1999.

        2(b)(viii)         Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A. Senior Actuary
                           and Vice President.

         3                 Inapplicable.

         4                 Inapplicable.

         6                 Consent of Independent Public Accountants.

         7(a)              Powers-of-Attorneys previously filed with this Registration Statement File
                           No. 333-17641 on April 28, 2000.

         7(b)              Power of Attorney for Claus-Michael Dill.

         8                 Description of Equitable's Issuance, Transfer and Redemption
                           Procedures for Flexible Premium Policies pursuant to Rule
                           6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         9(a)              Form of Illustration of Policy Benefits for Survivorship 2000,
                           previously filed with this Registration Statement File No. 333-17641, on April 30, 1999.

         9(b)              Form of Illustration of Policy Benefits for Survivorship Incentive
                           Life, previously filed with this Registration Statement File No.
                           333-17641, on April 30, 1999.

         9(c)              Form of Illustration of Policy Benefits for Survivorship Incentive Life.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 18th day of April, 2001.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                           (REGISTRANT)

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           (DEPOSITOR)

[SEAL]

                                     By:   /s/ Mildred M. Oliver
                                           ------------------------------
                                              (Mildred M. Oliver)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Vice President and Assistant Secretary
             April 18, 2001

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 18th day of April, 2001.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES

                                                 (DEPOSITOR)

                                            By:  /s/ Mildred M. Oliver
                                                --------------------------------
                                                    (Mildred M. Oliver)
                                                     Vice President



      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


*Alvin H. Fenichel                  Senior Vice President and Controller







*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               Edward D. Miller
Henri de Castries       John T. Hartley                Didier Pineau-Valencienne
Claus-Michael Dill      John H.F. Haskell, Jr.         George J. Sella, Jr.
Joseph L. Dionne        Michael Hegarty                Peter J. Tobin
Denis Duverne           Mary R. (Nina) Henderson       Stanley B. Tulin
Jean-Rene Fourtou       W. Edwin Jarmain               David H. Williams
Norman C. Francis       George T. Lowy





*By:  /s/ Mildred M. Oliver
     -----------------------
         (Mildred M. Oliver)
          Attorney-in-Fact
          April 18, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                                      TAG VALUE
-----------                                                                                      ---------



1-A(10)(c)     Distribution Agreement                                                           EX-991A10c

1-A(10)(d)     Distribution Agreement                                                           EX-991A10d

2(b)(viii)     Opinion and consent of Barbara Fraser                                            EX-99.2bviii

6              Consent of Independent Public Accountants.                                       EX-99.6

7(b)           Power of Attorney for Claus-Michael Dill                                         EX-99.7b

9(c)           Form of Illustration                                                             EX-99.9c